Prudential Municipal Series Fund
(Connecticut Money Market Series)

----------------------------------------------

PROSPECTUS DATED NOVEMBER 2, 1998

----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (Connecticut Money Market Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from Connecticut State and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt Connecticut State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077, and its telephone number is
(800) 225-1852.

Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."

This Prospectus sets forth concisely the information about the Fund and the Connecticut Money Market Series that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (Commission) in a Statement of Additional Information, dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund and the Series.

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INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Connecticut Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from Connecticut State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term Connecticut State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Connecticut State and federal income taxes (Connecticut Obligations). There can be no assurance that the Series will achieve its investment objective. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

    It is anticipated that the net asset value per share (NAV) of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant NAV, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.

    In seeking to achieve its investment objective, the Series will invest primarily in Connecticut Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Connecticut Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' shares. The Fund reimburses the Distributor for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 24.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the NAV next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.

  HOW DO I SELL MY SHARES?

    You may redeem shares of the Series at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 21.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                       (CONNECTICUT MONEY MARKET SERIES)

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................     None
    Maximum Deferred Sales Load.............................     None
    Maximum Sales Load Imposed on Reinvested Dividends......     None
    Redemption Fees.........................................     None
    Exchange Fee............................................     None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.........................................    .500%
    12b-1 Fees..............................................    .125%
    Other Expenses..........................................    .235%
                                                              -------
    Total Fund Operating Expenses                               .860%
                                                              -------
                                                              -------

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              -------   --------   --------   --------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the
  end of each time period:..................................  $    9    $    27    $    48    $   106

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)

  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                     YEAR ENDED AUGUST 31,                                 AUGUST 5, 1991(a)
                          ----------------------------------------------------------------------------          THROUGH
                           1998     1997        1996        1995        1994        1993        1992        AUGUST 31, 1991
                          -------  -------     -------     -------     -------     -------     -------     -----------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
  beginning of period...  $  1.00  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00          $  1.00
Net investment income
  and net realized
  gains.................      .03      .03(c)      .03(c)     .032(c)     .020(c)     .022(c)     .034(c)          .003(c)
Dividends and
  distributions to
  shareholders..........     (.03)    (.03)       (.03)      (.032)      (.020)      (.022)      (.034)           (.003)
                          -------  -------     -------     -------     -------     -------     -------          -------
Net asset value, end of
  period................  $  1.00  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00          $  1.00
                          -------  -------     -------     -------     -------     -------     -------          -------
                          -------  -------     -------     -------     -------     -------     -------          -------

TOTAL RETURN (d):.......     2.72%    3.10%       3.17%       3.16%       2.02%       2.20%       3.42%            0.30%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)..........  $95,117  $75,927     $77,683     $62,867     $54,302     $57,794     $40,480          $10,904
Average net assets
  (000).................  $84,800  $77,500     $74,576     $57,103     $60,594     $53,152     $33,964          $ 6,730
Ratios to average net
  assets:
  Expenses, including
   distribution fee.....      .86%     .46%(c)     .47%(c)    .581%(c)    .542%(c)    .387%(c)    .125%(c)         .125%(b)(c)
  Expenses, excluding
   distribution fee.....      .74%     .34%(c)     .35%(c)    .456%(c)    .417%(c)    .262%(c)     .00%(c)          .00%(b)(c)
  Net investment
   income...............     2.68%    3.06%(c)    3.12%(c)    3.17%(c)    1.99%(c)    2.17%(c)    3.20%(c)         4.42%(b)(c)

-------------

  (a)  Commencement of investment operations.

  (b)  Annualized.

  (c) Net of expense subsidy and/or management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

  (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD

  THE SERIES CALCULATES ITS CURRENT YIELD based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS EFFECTIVE ANNUAL YIELD ASSUMING DAILY COMPOUNDING. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1998:

Value of hypothetical account at end of period.................  $ 1.000472825
Value of hypothetical account at beginning of period...........    1.000000000
                                                                 -------------
Base period return.............................................  $ 0.000472825
                                                                 -------------
                                                                 -------------
CURRENT YIELD (0.000472825 X (365/7))..........................          2.46%
EFFECTIVE ANNUAL YIELD, assuming daily compounding.............          2.50%
TAX-EQUIVALENT CURRENT YIELD
 2.46 DIVIDED BY [(1-.045)(1-.396)]............................          4.26%

  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.

  The weighted average life to maturity of the portfolio of the Series on August 31, 1998 was 53 days.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. Comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE CONNECTICUT MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM CONNECTICUT STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES (CONNECTICUT OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Connecticut law, distributions from the Series to individual shareholders of the Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions are excluded from gross income for federal income tax purposes as exempt-interest dividends and are derived from interest payments on Connecticut Obligations. It is likely that capital gain dividends derived from the sale of Connecticut Obligations also are not subject to taxation pursuant to the Connecticut Personal Income Tax. Other types of distributions received from the Series, including distributions of interest on, and capital gain dividends derived from sales of, obligations issued by other issuers, are subject to the Connecticut Personal Income Tax. Certain shareholders may also be subject to Connecticut alternative minimum tax with respect to distributions from the Series. See "Taxes, Dividends and Distributions." The Connecticut Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.

  ALL CONNECTICUT OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSRO'S) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In selecting Connecticut Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSRO's, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a Connecticut Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.

  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Commission. See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MUNICIPAL OBLIGATIONS WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAXES. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in municipal securities which pay income exempt from federal income taxes. These primarily will be Connecticut Obligations, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations. To the extent the Series invests in obligations other than Connecticut Obligations, dividends derived therefrom likely will not be exempt from Connecticut taxes. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest its assets so that more than 20% of the income is subject to federal income taxes.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment of the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement, and therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitment for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CONNECTICUT OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Connecticut Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.

  SPECIAL CONSIDERATIONS

  BECAUSE THE SERIES WILL INVEST PRIMARILY IN CONNECTICUT OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM CONNECTICUT OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF CONNECTICUT OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. Connecticut's debt ratios are among the highest of the United States. In fiscal year 1992, Connecticut took a number of actions to raise revenues, reduce expenditures, and establish a broader revenue base aimed at reducing the volatility of its budgetary operations. Chief among these were the implementation of a 4.5% personal income tax and the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6% and a decrease in the Corporation Business Tax from 13.8% in 1991 to 9.5% in 1998 and further decreasing annually to 7.5% in 2000. These actions, along with conservative revenue projections, allowed the State to achieve modest surpluses for fiscal years 1992 through 1997. The State Comptroller's General Fund financial statements released July 15, 1998 estimate an operating surplus for fiscal years 1997-1998 of $22.8 million. However, defense spending cuts, problems in the insurance industry and slow employment growth continue to strain the State's fiscal operations. Although Connecticut still ranks first among the United States in personal income per capita, the State's more recent rate of economic growth still lags behind the national average. If either Connecticut or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

  The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES

  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of its average net assets were .86%. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.

  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC'S ADDRESS IS PRUDENTIAL PLAZA, NEWARK, NEW JERSEY 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVERS

  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. The Series is not required to reimburse PIFM for such management fee waiver. See "Fund Expenses" and "Calculation of Yield."

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.

  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.

  The distribution and/or service fees may also be used by the Distributor to compensate Dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.

  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.

  For the fiscal year ended August 31, 1998, the Series paid a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.

  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.

  The Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. The Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of outstanding shares of the Series. The Series will not be obligated to pay distribution and service fees incurred under the Plan if it is terminated or not continued.

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as a broker for the Series, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.

  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days in which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Taxes, Dividends and Distribution" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Recent legislation created various categories of capital gains applicable to individuals. For capital gains recognized upon the sale of assets by the Series after December 31, 1997, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have capital gains from the sale of assets held for more than 12 months.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under Connecticut law, distributions from the Series to individual shareholders of the Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions are excluded from gross income for federal income tax purposes as exempt-interest dividends and are derived from interest payments on Connecticut Obligations. It is likely that capital gain dividends derived from the sale of Connecticut Obligations also are not subject to taxation pursuant to the Connecticut Personal Income Tax. Other types of distributions received from the Series, including distributions of interest on, and capital gain dividends derived from sales of, obligations issued by other issuers, are subject to the Connecticut Personal Income Tax. Individual shareholders and estates and trusts also may be subject to alternative minimum tax for Connecticut tax purposes with respect to certain distributions (other than exempt-interest dividends derived from Connecticut Obligations) from the Series.

  Distributions from the Series to corporate shareholders (other than S Corporations) that are exempt-interest dividends, whether or not derived from interest payments on Connecticut Obligations, are subject to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than S Corporations) that are treated as dividends for federal income tax purposes (not including exempt-interest dividends) is generally subject to taxation pursuant to the Connecticut Corporation Business Tax; the remaining 70% less related expenses is excluded.

  Distributions from the Series to shareholders that are S Corporations are not subject to the Connecticut Corporation Business Tax to the extent such distributions are exempt-interest dividends and separately stated items for federal income tax purposes.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "Shareholders Guide--How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Money Market Series, Massachusetts Series, Michigan Series, New Jersey Money Market Series, New Jersey Series, New York Money Market Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Money Market Series and the New York Series offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series offer four classes, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The

Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWISK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the COMMAND Account program (if the Series is designated as your primary fund) and certain employee savings and retirement plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  For automatic purchases made through Prudential Securities, the minimum investment requirement is $1,000 and there is no minimum subsequent investment requirement.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.

  SHARES OF THE SERIES ARE SOLD THROUGH THE TRANSFER AGENT, WITHOUT A SALES CHARGE, AT THE NAV NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT OF AN ORDER IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNT). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another Dealer, your Dealer will forward a purchase order and payment to the Fund.

  Investors who purchase their shares through a Dealer other than Prudential Securities or Prusec, which Dealer has a clearinghouse arrangement with respect to shares of the Series, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares-- Redemptions of Shares Purchased through Prudential Securities." For further information, contact your Dealer.

  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and other charges imposed by the Dealer. Any such charge is retained by the Dealer and is not remitted to the Series.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS) Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.

  For accounts other than IRA's and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRA's and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.

  The following chart shows the frequency and amount of the sweep for accounts other than IRA's and Benefit Plans.

                                                               DAILY           MONTHLY
Eligible Credit Balances resulting from the proceeds of
  a securities sale, maturity of a bond or call           $1,000 or more
Eligible Credit Balances resulting from a non-trade
  related credit                                          $10,000 or more
Remaining Eligible Credit Balances                                          $1.00 or more

  All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.

  For the purposes of Autosweep, Benefit Plans include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. IRA's are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.

  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  MANUAL INVESTMENT. Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment."

  Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement).

  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, Connecticut Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (Connecticut Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC, Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and the investor will be entitled to dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, Connecticut Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).

  COMMAND-SM- ACCOUNT AND PRUDENTIAL BUSINESSEDGE-SM- ACCOUNT PROGRAMS

  Shares of the Series are offered to participants in the Prudential Securities COMMAND Account program, an integrated financial services program of Prudential Securities, and in the Prudential BusinessEdge-SM- account program, an integrated financial services program of Prudential Securities and Prusec. Investors having a COMMAND Account or a BusinessEdge Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the COMMAND Account and BusinessEdge Account programs) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities or Prusec of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities or Prusec will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities or Prusec will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the COMMAND Account and BusinessEdge Account programs.

  Redemptions will be automatically effected by Prudential Securities or Prusec to satisfy debit balances in a Securities Account created by activity therein or existing under the COMMAND or BusinessEdge programs, such as those incurred by use of the Visa-Registered Trademark- Gold Account, in the case of the COMMAND program, and the Visa-Registered Trademark- Account, in the case of the BusinessEdge program, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month, and each COMMAND and BusinessEdge Account will automatically be scanned for debits each business day as of the close of business on that day for all cash advances and check charges as incurred and, in the case of BusinessEdge Accounts, for all Visa purchases. After application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND or BusinessEdge program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. With respect to COMMAND Accounts, the single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account and BusinessEdge Account participants will not be entitled to dividends declared on the date of redemption.

  For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free). For information on the BusinessEdge Account Program, you should telephone (888) 802-5864 (toll-free).

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the Commission so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the Commission may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total NAV of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will not be retained by Prudential Securities.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED AS ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer
Agent at (800) 225-1852.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a CDSC can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal indentification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a COMMAND Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent,
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio

      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    --------------------

Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Government Plus Fund, Inc.
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.

      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
CALCULATION OF YIELD........................................................    6
HOW THE FUND INVESTS........................................................    6
  Investment Objective and Policies.........................................    6
  Other Investments and Policies............................................    9
  Investment Restrictions...................................................   10
HOW THE FUND IS MANAGED.....................................................   10
  Manager...................................................................   10
  Distributor...............................................................   11
  Portfolio Transactions....................................................   12
  Custodian and Transfer and Dividend Disbursing Agent......................   12
  Year 2000.................................................................   12
HOW THE FUND VALUES ITS SHARES..............................................   12
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   13
GENERAL INFORMATION.........................................................   15
  Description of Shares.....................................................   15
  Additional Information....................................................   16
SHAREHOLDER GUIDE...........................................................   16
  How to Buy Shares of the Fund.............................................   16
  How to Sell Your Shares...................................................   21
  How to Exchange Your Shares...............................................   23
  Shareholder Services......................................................   24
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  A-1

-------------------------------------------

MF154A
                             CUSIP No: 74435M-64-8

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

CONNECTICUT
MONEY MARKET
SERIES

                         PROSPECTUS
 November 2, 1998
www.prudential.com

                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(Florida Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (Florida Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and seeks to provide the maximum amount of income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series will be invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.


This Prospectus sets forth concisely the information about the Fund and the Florida Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Florida Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax. It seeks to achieve this objective by investing primarily in Florida State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which, in the opinion of counsel, are exempt from the Florida intangibles tax and which pay income exempt from federal income tax (Florida Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Florida Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Florida Obligations. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which are considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 13. As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


    The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 14.

  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation, (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 16.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' ClassA, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 17.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 33.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.


     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase.
                         Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.



     - Class C Shares:   Sold with an initial sales charge of 1% of the
                         offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.



     - Class Z Shares:   Sold without either an initial sales charge or CDSC
                         to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.


    See "Shareholder Guide--Alternative Purchase Plan" at page 25.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 28.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES
                                (FLORIDA SERIES)


                                 CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                 --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed
     on Purchases
     (as a percentage of
     offering price)............       3%                     None                           1%                    None
    Maximum Deferred Sales Load
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is lower)........      None         5% during the first year,       1% on redemptions made          None
                                                  decreasing by 1% annually to       within 18 months of
                                                   1% in the fifth and sixth              purchase
                                                 years and 0% the seventh year*
    Maximum Sales Load Imposed
     on Reinvested
     Dividends..................      None                    None                          None                   None
    Redemption Fees.............      None                    None                          None                   None
    Exchange Fee................      None                    None                          None                   None



                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                          --------------   --------------   --------------   ---------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.....................        .50%              .50%            .50%             .50%
    12b-1 Fees (After Reduction)........        .25++             .50             .75              None
    Other Expenses......................        .20               .20             .20               .20
                                                 --
                                                                  ---             ---               ---
    Total Fund Operating Expenses (After
     Reduction).........................        .95%             1.20%           1.45%             .70%
                                                 --
                                                 --
                                                                  ---             ---               ---
                                                                  ---             ---               ---



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming
  (1) 5% annual return and (2)
  redemption at the end of each time
  period:
    Class A.............................   $39       $59       $81       $143
    Class B.............................   $62       $68       $76       $135
    Class C.............................   $35       $55       $88       $182
    Class Z.............................   $ 7       $22       $39       $ 87
You would pay the following expenses on
  the same investment, assuming
  no redemption:
    Class A.............................   $39       $59       $81       $143
    Class B.............................   $12       $38       $66       $135
    Class C.............................   $25       $55       $88       $182
    Class Z.............................   $ 7       $22       $39       $ 87



   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares of the Series, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A shares of the Series to no more than .10 of 1% of the average daily net asset value of such shares. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A shares without any limitations would be 1.00%. See "How the Fund is Managed--Distributor".

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the five years ended August 31, 1996 and the period December 28, 1990 through August 31, 1991, have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                           CLASS A
                           ------------------------------------------------------------------------     DECEMBER 28,
                                                                                                          1990 (a)
                                                    YEAR ENDED AUGUST 31,                                  THROUGH
                           ------------------------------------------------------------------------      AUGUST 31,
                            1998       1997       1996       1995       1994       1993       1992          1991
                           ------     ------     ------     ------     ------     ------     ------     -------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period....  $10.41     $10.11     $10.06     $ 9.91     $10.87     $10.27     $ 9.76        $  9.55
                           ------     ------     ------     ------     ------     ------     ------     -------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....     .52        .54(c)     .57(c)     .59(c)     .59(c)     .57(c)     .65(c)         .44(c)
Net realized and
  unrealized gain (loss)
  on investment
  transactions...........     .33        .31        .05        .15       (.76)       .73        .51            .21
                           ------     ------     ------     ------     ------     ------     ------     -------------
Total from investment
  operations.............     .85        .85        .62        .74       (.17)      1.30       1.16            .65
                           ------     ------     ------     ------     ------     ------     ------     -------------
LESS DISTRIBUTIONS
Dividends from net
  investment income......    (.52)      (.54)      (.57)      (.59)      (.59)      (.57)      (.65)          (.44)
Distribution in excess of
  net investment
  income.................      --       (.01)        --         --         --         --         --             --
Distributions from net
  realized gains.........      --         --         --         --       (.20)      (.13)        --             --
                           ------     ------     ------     ------     ------     ------     ------     -------------
Total distributions......    (.52)      (.55)      (.57)      (.59)      (.79)      (.70)      (.65)          (.44)
                           ------     ------     ------     ------     ------     ------     ------     -------------
Net asset value, end of
  period.................  $10.74     $10.41     $10.11     $10.06     $ 9.91     $10.87     $10.27        $  9.76
                           ------     ------     ------     ------     ------     ------     ------     -------------
                           ------     ------     ------     ------     ------     ------     ------     -------------
TOTAL RETURN (d):........    8.34%      8.65%      6.20%      7.85%     (1.69)%    13.78%     12.26%          6.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)..................  $88,045    $92,579    $101,999   $120,963   $134,849   $148,900   $104,335      $63,929
Average net assets
  (000)..................  $90,437    $97,700    $112,266   $124,259   $146,489   $123,820   $82,893       $41,528
Ratios to average net
  assets:
  Expenses, including
   distribution fees.....     .80%       .57%(c)    .37%(c)    .24%(c)    .20%(c)    .20%(c)    .09%(c)          0(c)
  Expenses, excluding
   distribution fees.....     .70%       .47%(c)    .27%(c)    .17%(c)    .20%(c)    .20%(c)    .09%(c)          0(c)
  Net investment
   income................    4.89%      5.32%(c)   5.56%(c)   6.04%(c)   5.67%(c)   5.94%(c)   6.41%(c)       6.68%(b)(c)
Portfolio turnover
  rate...................      35%        22%        68%        65%        75%        68%        56%            39%


---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.


   (c) Net of expense subsidy and management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996 and the period August 1, 1994 through August 31, 1994, have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                      CLASS B
                                  -----------------------------------------------       AUGUST 1,
                                                                                        1994 (a)
                                               YEAR ENDED AUGUST 31,                     THROUGH
                                  -----------------------------------------------      AUGUST 31,
                                    1998         1997         1996         1995           1994
                                  --------     --------     --------     --------     -------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................    $  10.41     $  10.11     $  10.06     $   9.91        $  9.95
                                  --------     --------     --------     --------          -----

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........         .48          .50(c)       .53(c)       .55(c)         .04(c)
Net realized and unrealized
  gain (loss) on investment
  transactions................         .33          .31          .05          .15           (.04)
                                  --------     --------     --------     --------          -----
Total from investment
  operations..................         .81          .81          .58          .70             --
                                  --------     --------     --------     --------          -----

LESS DISTRIBUTIONS
Dividends from net investment
  income......................        (.48)        (.50)        (.53)        (.55)          (.04)
Distributions in excess of net
  investment income...........          --         (.01)          --           --             --
                                  --------     --------     --------     --------          -----
Total distributions...........        (.48)        (.51)        (.53)        (.55)          (.04)
                                  --------     --------     --------     --------          -----
Net asset value, end of
  period......................    $  10.74     $  10.41     $  10.11     $  10.06        $  9.91
                                  --------     --------     --------     --------          -----
                                  --------     --------     --------     --------          -----

TOTAL RETURN (d):.............        7.91%        8.22%        5.79%        7.39%         (0.05)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................    $ 22,755     $ 18,820     $ 14,699     $  8,326        $   582
Average net assets (000)......    $ 21,154     $ 17,565     $ 12,570     $  4,699        $   118
Ratios to average net assets:
  Expenses, including
   distribution fee...........        1.20%         .97%(c)      .77%(c)      .67%(c)        .70%(b)(c)
  Expenses, excluding
   distribution fee...........         .70%         .47%(c)      .27%(c)      .17%(c)        .20%(b)(c)
  Net investment income.......        4.49%        4.92%(c)     5.16%(c)     5.56%(c)       6.21%(b)(c)
Portfolio turnover rate.......          35%          22%          68%          65%            75%


---------------

   (a)  Commencement of offering of Class B shares.

   (b)  Annualized.


   (c) Net of expense subsidy and management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 and the period July 26, 1993 through August 31, 1993, have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                            CLASS C
                                  ------------------------------------------------------------       JULY 26,
                                                                                                     1993 (a)
                                                     YEAR ENDED AUGUST 31,                            THROUGH
                                  ------------------------------------------------------------      AUGUST 31,
                                    1998         1997         1996         1995         1994           1993
                                  --------     --------     --------     --------     --------     -------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................    $  10.41     $  10.11     $  10.06     $   9.91     $  10.87        $ 10.58
                                  --------     --------     --------     --------     --------         ------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........         .45          .48(c)       .50(c)       .53(c)       .48(c)         .03(c)
Net realized and unrealized
  gain (loss) on investment
  transactions................         .33          .31          .05          .15         (.76)           .29
                                  --------     --------     --------     --------     --------         ------
Total from investment
  operations..................         .78          .79          .55          .68         (.28)           .32
                                  --------     --------     --------     --------     --------         ------

LESS DISTRIBUTIONS
Dividends from net investment
  income......................        (.45)        (.48)        (.50)        (.53)        (.48)          (.03)
Distribution in excess of net
  investment income...........          --         (.01)          --           --           --             --
Distributions from net
  realized gains..............          --           --           --           --         (.20)            --
                                  --------     --------     --------     --------     --------         ------
Total distributions...........        (.45)        (.49)        (.50)        (.53)        (.68)          (.03)
                                  --------     --------     --------     --------     --------         ------
Net asset value, end of
  period......................    $  10.74     $  10.41     $  10.11     $  10.06     $   9.91        $ 10.87
                                  --------     --------     --------     --------     --------         ------
                                  --------     --------     --------     --------     --------         ------

TOTAL RETURN (d):.............        7.64%        7.95%        5.52%        7.12%       (2.40)%         3.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................    $  7,520     $  7,336     $  7,792     $  9,028     $ 11,185        $ 3,132
Average net assets (000)......    $  7,325     $  7,575     $  8,293     $ 10,265     $  9,280        $ 1,038
Ratios to average net assets:
  Expenses, including
   distribution fee...........        1.45%        1.22%(c)     1.02%(c)      .92%(c)      .95%(c)        .95%(b)(c)
  Expenses, excluding
   distribution fee...........         .70%         .47%(c)      .27%(c)      .17%(c)      .20%(c)        .20%(b)(c)
  Net investment income.......        4.24%        4.67%(c)     4.91%(c)     5.35%(c)     4.99%(c)       5.19%(b)(c)
Portfolio turnover rate.......          35%          22%          68%          65%          75%            68%


---------------

   (a) Commencement of offering of Class C shares. Prior to August 1, 1994, Class C Shares were called Class D Shares.

   (b)  Annualized.


   (c) Net of expense subsidy and management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)



  The following financial highlights for the Class Z shares for the fiscal year ended August 31, 1998 and for the period from December 6, 1996 through August 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                CLASS Z
                                                            ---------------
                                                              DECEMBER 6,
                                                                1996(a)
                                            YEAR ENDED          THROUGH
                                          AUGUST 31, 1998   AUGUST 31, 1997
                                          ---------------   ---------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $ 10.41           $ 10.36
                                               ------            ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          .53               .41(d)
Net realized and unrealized gain on
investment transactions.................          .32               .06
                                               ------            ------
Total from investment operations........          .85               .47
                                               ------            ------

LESS DISTRIBUTIONS
Dividends from net investment income....         (.53)             (.41)
Distributions in excess of net
  investment income.....................           --              (.01)
                                               ------            ------
Total distributions.....................         (.53)             (.42)
                                               ------            ------
Net asset value, end of period..........      $ 10.73           $ 10.41
                                               ------            ------
                                               ------            ------

TOTAL RETURN (b):.......................         8.34%             4.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $   383           $    94
Average net assets (000)................      $   373           $    36
Ratios to average net assets
  Expenses..............................          .70%              .47%(c)(d)
  Net investment income.................         4.99%             5.48%(c)(d)
Portfolio turnover rate.................           35%               22%


---------------

   (a)  Commencement of offering of Class Z shares.

   (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of expense subsidy and fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE FLORIDA SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND TO INVEST IN SECURITIES WHICH WILL ENABLE ITS SHARES TO BE EXEMPT FROM THE FLORIDA INTANGIBLES TAX AND, IN CONJUNCTION THEREWITH, THE SERIES MAY ALSO INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN FLORIDA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH, IN THE OPINION OF COUNSEL, ARE EXEMPT FROM THE FLORIDA INTANGIBLES TAX AND WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAX (FLORIDA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.

  Florida Obligations and certain types of U.S. Government securities and other assets are exempt from the Florida intangibles tax. The Fund has obtained a ruling from Florida authorities that, if on January 1 of any year the Series' portfolio of assets consists solely of such exempt investments, then the Series' shares will be exempt from the Florida intangibles tax payable in that year.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Florida Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term Florida Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.



  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' NAV will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN FLORIDA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN FLORIDA OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa.......................                      44.65   %
          AA/Aa.........................                      15.97   %
          A/A...........................                       7.12   %
          BBB/Baa.......................                      17.63   %
          BB/Ba.........................                       1.74   %
          Unrated
            AAA/Aaa.....................                       1.42   %
            A/A.........................                       2.63   %
            BBB/Baa.....................                       2.69   %
            BB/Ba.......................                       1.12   %
            B/B.........................                       5.03   %


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase Florida Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Florida Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN FLORIDA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that the Series will have at least 80% of its total assets invested in Florida Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. The Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Florida Obligations or may invest its assets so that more than 20% of the income is subject to federal income taxes.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON FLORIDA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Florida Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL
OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT
RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTIONS OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.


  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.


  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON

WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN FLORIDA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $18,469.8 million for 1997-1998, an increase of 10.3% over revenues for 1996-1997. Estimated Revenue of $16,877.6 million for fiscal 1997-1998 represents an increase of 7.2% over 1996-1997. If the issuers of any of the Florida Obligations are unable to meet their financial obligations because of natural disasters or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The

Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."


  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average net assets were .80%, 1.20%, 1.45% and .70% for the Series' Class A, Class B, Class C and Class Z shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.


  The current portfolio managers of the Series are Peter Allegrini and Scott Diamond, who share responsibility for the day-to-day management of each Series' portfolio. They have managed the portfolios since October 1997. From 1982 to 1986, Mr. Allegrini was employed by Fidelity Investments as a senior bond analyst and, from 1986 to 1994, he was portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund and has been employed by PIC in various capacities since 1993. Scott Diamond has been employed by PIC in various capacities since 1993.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

FEE WAIVERS AND SUBSIDY



  PIFM may from time to time waive its management fee or a portion thereof and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such fee waivers and expense subsidy. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. THE DISTRIBUTOR ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR
ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES
AT AN ANNUAL RATE OF UP TO .50 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee at a rate of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of
 .25 of 1% of the average daily net assets of the Class C shares. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.



  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.



PORTFOLIO TRANSACTIONS



  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service provides, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes, that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For capital gains recognized upon the sale of assets by the Series, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.



  Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Series will not be subject to any Florida state income tax on distributions received from the Series. However, distributions are likely to be taxable in whole or in part to corporate shareholders (which include limited liability companies that are taxed as corporations for federal income tax purposes) which are subject to Florida corporate income tax.



  Florida currently imposes an intangibles tax on certain securities and other intangible assets owned by Florida residents. Florida Obligations and certain types of U.S. Government securities and other assets are exempt from this intangibles tax. The Fund has obtained a ruling from Florida authorities that, if on January 1 of any year the Series' portfolio of assets consists solely of such exempt investments, then the Series' shares will be exempt from the Florida intangibles tax payable in that year. If the Series holds any other type of assets on that date, then the entire value of the Series shares (except for that portion of the value of the shares attributable to U.S. Government obligations) will be subject to the Florida intangibles tax.


  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or Florida purposes.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.


  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. As of August 31, 1998, the Series has a capital loss carryforward of $536,600, of which $404,000 expires in 2003 and $132,600 in 2005. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money

Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below and "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.



  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund (Florida Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.



  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (Florida Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                            ANNUAL 12B-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Initial sales charge of 1% of the     .75 of 1%                             Shares do not convert to another
             public offering price and maximum
             CDSC of 1% of the lesser of the
             amount invested or the redemption
             proceeds on redemptions made within
             18 months of purchase

CLASS Z      None                                  None                                  Sold to a limited group of
                                                                                         investors



  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.



  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A, Class B and Class C shares than for selling Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses charged to the Series:


  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                                      SALES CHARGE AS
                                    SALES CHARGE AS    PERCENTAGE OF    DEALER CONCESSION
                                     PERCENTAGE OF      NET AMOUNT      AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE       INVESTED        OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None


  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from their own resources based on a percentage of the NAV of shares sold by such persons.



  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES



  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor."



  WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES



  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


  CLASS Z SHARES


  Class Z shares of the Series are currently available for purchase by the following categories of investors:



(i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(iii) employees of Prudential or Prudential Securities who participate in a employer-sponsored employee saving plan.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee, based on a percentage of the NAV of shares sold by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.



  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                     CONTINGENT DEFERRED
                                                            SALES
                                                    CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                 OF DOLLARS INVESTED OR
PAYMENT MADE                                         REDEMPTION PROCEEDS
--------------------------------------------------  ----------------------
First.............................................             5.0%
Second............................................             4.0
Third.............................................             3.0
Fourth............................................             2.0
Fifth.............................................             1.0
Sixth.............................................             1.0
Seventh...........................................            None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.



  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.



  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:



  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your your Dealer.

  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a COMMAND Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.



  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa: Bonds which are rated Baa are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



SHORT-TERM DEBT RATINGS



  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.



  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    --------------------

Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Fixed Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.

- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    9
  Investment Objective and Policies.........................................    9
  Other Investments and Policies............................................   15
  Investment Restrictions...................................................   16
HOW THE FUND IS MANAGED.....................................................   16
  Manager...................................................................   16
  Fee Waivers and Subsidy...................................................   17
  Distributor...............................................................   17
  Portfolio Transactions....................................................   18
  Custodian and Transfer and Dividend Disbursing Agent......................   18
  Year 2000.................................................................   19
HOW THE FUND VALUES ITS SHARES..............................................   19
HOW THE FUND CALCULATES PERFORMANCE.........................................   19
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   20
GENERAL INFORMATION.........................................................   22
  Description of Shares.....................................................   22
  Additional Information....................................................   23
SHAREHOLDER GUIDE...........................................................   24
  How to Buy Shares of the Fund.............................................   24
  Alternative Purchase Plan.................................................   25
  How to Sell Your Shares...................................................   28
  Conversion Feature--Class B Shares........................................   31
  How to Exchange Your Shares...............................................   32
  Shareholder Services......................................................   33
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------


MF148A


                        CUSIP Nos.:    Class A:    74435M-50-7
                                       Class B:    74435M-60-6
                                       Class C:    74435M-61-4
                                       Class Z:    74435M-42-4

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

FLORIDA SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(Maryland Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (Maryland Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Maryland State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.


The Trustees of the Fund have recently approved a proposal to exchange the assets and liabilities of the Series of the Fund for shares of Prudential National Municipals Fund, Inc. (National Municipals Fund). Class A, Class B and Class C shares of the Series would be exchanged at relative net asset value for Class A shares of National Municipals Fund. The transfer has been approved by the Trustees of the Fund and by the Board of Directors of National Municipals Fund and is subject to approval by the shareholders of the Series. It is anticipated that a proxy statement/prospectus relating to the transaction will have been mailed to the Series' shareholders in late October 1998. EFFECTIVE IMMEDIATELY, THE FUND WILL NO LONGER ACCEPT ORDERS TO PURCHASE OR EXCHANGE FOR SHARES OF THE SERIES, EXCEPT FOR PURCHASES BY CERTAIN RETIREMENT AND EMPLOYEE PLANS (EXCLUDING IRA ACCOUNTS). Existing shareholders may continue to acquire shares through dividend reinvestment. The current redemption privilege and the current exchange privilege of obtaining shares of other Prudential Mutual Funds will remain in effect until the transaction is consummated. If the transaction is not consummated, the Fund will resume accepting orders to purchase or exchange for shares of the Series. See "Shareholder Guide--How to Buy Shares of the Fund."



This Prospectus sets forth concisely the information about the Fund and the Maryland Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Maryland State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Maryland State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Maryland State and federal income taxes (Maryland Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Maryland Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Maryland Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.



  WHO DISTRIBUTES THE SERIES' SHARES?



    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares at the rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 15.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 32.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent-deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.

     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.


     - Class C Shares:   Sold with an initial sales charge of 1% of the
                         offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.



    See "Shareholder Guide--Alternative Purchase Plan" at page 24.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 27.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                               (MARYLAND SERIES)


                                                              CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
                                                             -----------------  ----------------------  -----------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price).........................         3%                   None                  1%
    Maximum Deferred Sales Load (as a percentage of
     original purchase price or redemption proceeds,
     whichever is lower)...................................        None          5% during the first    1% on redemptions
                                                                                year, decreasing by 1%   made within 18
                                                                                annually to 1% in the       months of
                                                                                fifth and sixth years       purchase
                                                                                  and 0% the seventh
                                                                                        year*
    Maximum Sales Load Imposed on Reinvested Dividends.....        None                  None                 None
    Redemption Fees........................................        None                  None                 None
    Exchange Fee...........................................        None                  None                 None



                                                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                                             --------------   --------------   --------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees........................................        .50%              .50%            .50%
    12b-1 Fees (After Reduction)...........................        .25%++            .50%++          .75%++
    Other Expenses.........................................        .59%              .58%            .58%
                                                                   ---               ---             ---
    Total Fund Operating Expenses (After Reduction)........       1.34%             1.58%           1.83%
                                                                   ---               ---             ---
                                                                   ---               ---             ---



                                                              1      3      5     10
                                                             YEAR  YEARS  YEARS  YEARS
                                                             ----  -----  -----  -----
EXAMPLE
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class A................................................  $43   $ 71   $101   $186
    Class B................................................  $66   $ 80   $ 96   $178
    Class C................................................  $38   $ 67   $108   $223
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A................................................  $43   $ 71   $101   $186
    Class B................................................  $16   $ 50   $ 86   $178
    Class C................................................  $28   $ 67   $108   $223



   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


++ Although the Class A, Class B and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1%, .50 of 1% and 1% per annum of the average daily net assets of the Class A, Class B and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A, Class B and Class C shares of the Series to no more than .10 of 1%, .10 of 1% and .25 of 1% of the average daily net asset value of the Class A, Class B and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A and Class C shares so that, in the future, the Fund will pay distribution fees of .25% and .75%, respectively, and eliminating its present limitation for Class B shares so that, in the future, the Fund will pay distribution fees of .50%. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be 1.39% and 2.08%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                         CLASS A
                           ---------------------------------------------------------------------------------------------------
                                                                                                                   JANUARY 22,
                                                                                                                    1990 (a)
                                                          YEAR ENDED AUGUST 31,                                      THROUGH
                           -----------------------------------------------------------------------------------     AUGUST 31,
                            1998       1997       1996       1995       1994       1993       1992       1991         1990
                           ------     ------     ------     ------     ------     ------     ------     ------     -----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period....  $10.99     $10.74     $10.66     $10.66     $11.64     $11.11     $10.67     $10.23       $10.44
                           ------     ------     ------     ------     ------     ------     ------     ------     -----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....     .48        .49(d)     .51(d)     .53(d)     .57        .62        .63        .67          .40
Net realized and
  unrealized gain (loss)
  on investment
  transactions...........     .39        .39        .08        .10       (.77)       .65        .44        .44         (.21)
                           ------     ------     ------     ------     ------     ------     ------     ------     -----------
Total from investment
  operations.............     .87        .88        .59        .63       (.20)      1.27       1.07       1.11          .19
                           ------     ------     ------     ------     ------     ------     ------     ------     -----------
LESS DISTRIBUTIONS
Dividends from net
  investment income......    (.48)      (.49)      (.51)      (.53)      (.57)      (.62)      (.63)      (.67)        (.40)
Distributions paid in
  excess of net
  investment income......      --(e)    (.01)        --         --         --         --         --         --           --
Distributions from net
  realized gains.........    (.04)      (.13)        --       (.10)      (.21)      (.12)        --         --           --
                           ------     ------     ------     ------     ------     ------     ------     ------     -----------
Total distributions......    (.52)      (.63)      (.51)      (.63)      (.78)      (.74)      (.63)      (.67)        (.40)
                           ------     ------     ------     ------     ------     ------     ------     ------     -----------
Net asset value, end of
  period.................  $11.34     $10.99     $10.74     $10.66     $10.66     $11.64     $11.11     $10.67       $10.23
                           ------     ------     ------     ------     ------     ------     ------     ------     -----------
                           ------     ------     ------     ------     ------     ------     ------     ------     -----------
TOTAL RETURN (c):........    8.01%      8.38%      5.58%      6.32%     (1.75)%    11.89%     10.35%     10.84%        1.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)..................  $18,920    $18,558    $18,339    $17,726    $2,709     $2,930     $1,335     $  804       $  349
Average net assets
  (000)..................  $18,857    $18,970    $18,484    $11,341    $2,877     $2,068     $1,080     $  518       $  141
Ratios to average net
  assets:
  Expenses, including
   distribution fees.....    1.19%      1.12%(d)   1.10%(d)   1.30%(d)    .95%       .96%       .96%      1.10%        1.01%(b)
  Expenses, excluding
   distribution fees.....    1.09%      1.02%(d)   1.00%(d)   1.20%(d)    .85%       .86%       .86%      1.00%         .91%(b)
  Net investment
   income................    4.27%      4.52%(d)   4.69%(d)   4.96%(d)   5.18%      5.51%      5.80%      6.07%        6.31%(b)
Portfolio turnover
  rate...................      34%        30%        42%        49%        40%        41%        34%        18%          46%


---------------
   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.


   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).



   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                          CLASS B
                        -----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,
                        -----------------------------------------------------------------------------------------------------------
                         1998       1997       1996       1995       1994       1993       1992       1991       1990      1989(a)
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year...  $11.00     $10.75     $10.67     $10.67     $11.65     $11.12     $10.68     $10.23     $10.48     $ 10.23
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     --------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income..............     .43        .45(c)     .47(c)     .49(c)     .53        .58        .59        .63        .62         .65
Net realized and
  unrealized gain
  (loss) on investment
  transactions........     .40        .39        .08        .10       (.77)       .65        .44        .45       (.25)        .25
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     --------
Total from investment
  operations..........     .83        .84        .55        .59       (.24)      1.23       1.03       1.08        .37         .90
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     --------

LESS DISTRIBUTIONS
Dividends from net
  investment income...    (.43)      (.45)      (.47)      (.49)      (.53)      (.58)      (.59)      (.63)      (.62)       (.65)
Distributions paid in
  excess of net
  investment..........      --(d)    (.01)        --         --         --         --         --         --         --          --
Distributions from net
  realized gains......    (.04)      (.13)        --       (.10)      (.21)      (.12)        --         --         --          --
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     --------
Total distributions...    (.47)      (.59)      (.47)      (.59)      (.74)      (.70)      (.59)      (.63)      (.62)       (.65)
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     --------
Net asset value, end
  of year.............  $11.36     $11.00     $10.75     $10.67     $10.67     $11.65     $11.12     $10.68     $10.23     $ 10.48
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     --------
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     --------

TOTAL RETURN (b):.....    7.68%      7.94%      5.16%      5.88%     (2.13)%    11.43%      9.90%     10.49%      3.58%       9.17%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (000)..........  $12,174    $14,412    $18,512    $21,414    $51,198    $57,598    $51,313    $51,110    $48,226    $47,409
Average net assets
  (000)...............  $13,092    $16,113    $19,898    $33,497    $55,223    $53,780    $50,970    $48,422    $48,573    $44,243
Ratios to average net
  assets:
  Expenses, including
   distribution
   fees...............    1.58%      1.52%(c)   1.50%(c)   1.55%(c)   1.35%      1.36%      1.37%      1.49%      1.40%       1.37%
  Expenses, excluding
   distribution
   fees...............    1.09%      1.02%(c)   1.00%(c)   1.05%(c)    .85%       .86%       .87%       .99%       .92%        .90%
  Net investment
   income.............    3.87%      4.12%(c)   4.30%(c)   4.84%(c)   4.77%      5.11%      5.42%      5.70%      5.95%       6.26%
Portfolio turnover
  rate................      34%        30%        42%        49%        40%        41%        34%        18%        46%         47%


-----------------


   (a) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.



   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.



   (c) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).



   (d)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants and for the two years ended August 31, 1996 and the period August 1, 1994 through August 31, 1994 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                            CLASS C
                                ----------------------------------------------------------------
                                                                                      AUGUST 1,
                                                                                       1994 (a)
                                             YEAR ENDED AUGUST 31,                     THROUGH
                                -----------------------------------------------       AUGUST 31,
                                  1998         1997         1996         1995            1994
                                --------     --------     --------     --------       ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
  period......................  $  11.00     $  10.75     $  10.67     $  10.67         $10.70
                                --------     --------     --------     --------       ----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........       .41          .42(d)       .44(d)       .47(d)         .05
Net realized and unrealized
  gain (loss) on investment
  transactions................       .40          .39          .08          .10           (.03)
                                --------     --------     --------     --------       ----------
Total from investment
  operations..................       .81          .81          .52          .57            .02
                                --------     --------     --------     --------       ----------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................      (.41)        (.42)        (.44)        (.47)          (.05)
Distributions paid in excess
  of net investment income....        --(e)      (.01)          --           --             --
Distributions from net
  realized gains..............      (.04)        (.13)          --         (.10)            --
                                --------     --------     --------     --------       ----------
Total distributions...........      (.45)        (.56)        (.44)        (.57)          (.05)
                                --------     --------     --------     --------       ----------
Net asset value, end of
  period......................  $  11.36     $  11.00     $  10.75     $  10.67         $10.67
                                --------     --------     --------     --------       ----------
                                --------     --------     --------     --------       ----------
TOTAL RETURN (c):.............      7.41%        7.68%        4.90%        5.62%           .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................  $    123     $     68     $     47     $     52         $  102
Average net assets (000)......  $     91     $     49     $     43     $     58         $   31
Ratios to average net assets:
  Expenses, including
   distribution fees..........      1.83%        1.77%(d)     1.75%(d)     1.82%(d)       2.21%(b)
  Expenses, excluding
   distribution fees..........      1.09%        1.02%(d)     1.00%(d)     1.07%(d)       1.47%(b)
  Net investment income.......      3.65%        3.72%(d)     4.05%(d)     4.55%(d)       4.75%(b)
Portfolio turnover rate.......        34%          30%          42%          49%            40%


-------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.


  (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).



  (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MARYLAND SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MARYLAND STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MARYLAND STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MARYLAND STATE AND FEDERAL INCOME TAXES (MARYLAND OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax (AMT bonds). See "Taxes, Dividends and Distributions." Under Maryland law, dividends paid by the Series are exempt from Maryland personal income tax for resident individuals to the extent they are derived from interest payments on and, in some cases, gain from the sale of Maryland Obligations, provided, however, that up to 50% of dividends attributable to interest received by the Series on AMT bonds could be subject to Maryland individual income tax. Maryland Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.



  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' NAV will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS.There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN MARYLAND OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN MARYLAND OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P, OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                                                 PERCENTAGE OF
RATINGS                                                                        TOTAL INVESTMENTS
-----------------------------------------------------------------------------  -----------------
AAA/Aaa......................................................................          42.49%
AA/Aa........................................................................          13.29%
A/A..........................................................................          14.50%
BBB/Baa......................................................................          24.40%
Unrated
  BBB/Baa....................................................................           4.47%
  B/B........................................................................            .84%

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase Maryland Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Maryland Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MARYLAND OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Maryland State and federal income taxes or the Series will have at least 80% of its total assets invested in Maryland Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Maryland Obligations or may invest its assets so that more than 20% of the income is subject to Maryland State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MARYLAND OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Maryland Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL
OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT
RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.


  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.



  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MARYLAND OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MARYLAND OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MARYLAND OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. During the three fiscal years from 1991 through 1993, the State's finances were severely affected by the national recession. Nevertheless, the State closed fiscal year 1993 with a $10.5 million operating surplus on a budgetary basis and closed fiscal year 1994 with a $60 million operating surplus on a budgetary basis. On a GAAP basis, the State's General Fund moved from a deficit of $121.7 million as of June 30, 1993 to a positive balance of $113.9 million on June 30, 1994. Financial operations continued to improve in fiscal year 1995, with revenues exceeding estimates by $217 million and expenditures at $184 million above budget. Estimates for 1996 General Fund revenues were revised downward by $148 million, compared to projections made in the enacted budget; nevertheless, the State closed fiscal year 1996 with a General Fund balance on a budgetary basis of $13.1 million and $461.2 million in the Revenue Stabilization Account of the State Reserve Fund. The State had a General Fund balance for fiscal 1997 on a budgetary basis of $144.5 million and $490.4 million in the Revenue Stabilization Account of the State Reserve Fund. The enacted 1997 budget held overall appropriations to slightly over 1996 levels, reflecting slowed revenue growth and the absence of an appropriation to the now fully funded Revenue Stabilization Account of the State Reserve Fund.



  In April 1997 the General Assembly approved a $15.4 billion 1998 fiscal year budget. This budget (i) includes funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased in fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. As of July, 1998, the State projected ending fiscal year 1998 with a General Fund balance on a budgetary basis of $317.2 million and $617 million in the Revenue Stabilization Account of the State Reserve Fund.


  Other issuers of Maryland Obligations are subject to various risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations issued by the State. If either the State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."


  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average net assets were 1.19%, 1.58% and 1.83% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICE. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.


  The current portfolio manager of the Series is James M. Murphy. Mr. Murphy has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1989.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


FEE WAIVERS AND SUBSIDY



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary limitation may be modified or terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR
ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES
AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET
ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class B and Class C Plans to .10 of 1% and .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively. These voluntary limitations may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.



  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.



PORTFOLIO TRANSACTIONS



  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.

                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAV's and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Recent legislation created various categories of capital gains applicable to individuals. For capital gains recognized upon the sale of assets by the Series after December 31, 1997. The maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.



  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Maryland law, dividends paid by the Series are exempt from Maryland personal income tax for individuals who reside in Maryland to the extent such dividends are exempt from federal income tax and are derived from interest payments on Maryland Obligations, provided, however, that up to 50% of dividends attributable to interest received by the Series on certain private activity bonds which are not issued by the State of Maryland or its political subdivisions could be subject to Maryland individual income tax. In addition, distributions attributable (i) to gain realized by the Series on the disposition of those Maryland Obligations issued by the State of Maryland or its political subdivisions and (ii) to interest received by the Series on U.S. Government obligations are exempt from Maryland personal income tax.

  Distributions other than those described as exempt in the preceding paragraph will be subject to Maryland personal income tax.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.



  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and are identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  The Trustees of the Fund have recently approved a proposal to exchange the assets and liabilities of the Series of the Fund for shares of Prudential National Municipals Fund, Inc. (National Municipals Fund). Class A, Class B and Class C shares of the Series would be exchanged at relative net asset value for Class A shares of National Municipals Fund, the investment objective of which is to seek a high level of current income exempt from federal income taxes. The transfer has been approved by the Trustees of the Fund and by the Board of Directors of National Municipals Fund and is subject to approval by the shareholders of the Series. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Series' shareholders in late October 1998.



  Under the terms of the proposal, shareholders of the Series would become shareholders of National Municipals Fund. No sales charge would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that the transaction would be a tax-free reorganization under the Internal Revenue Code and therefore no gain or loss for Federal income tax purposes would be recognized by shareholders of the Series.



  EFFECTIVE IMMEDIATELY, THE FUND WILL NO LONGER ACCEPT ORDERS TO PURCHASE OR EXCHANGE FOR SHARES OF THE SERIES, EXCEPT FOR PURCHASES BY CERTAIN RETIREMENT AND EMPLOYEE PLANS (EXCLUDING IRA ACCOUNTS). Existing shareholders may continue to acquire shares through dividend reinvestment. The current redemption privilege and the current exchange privilege of obtaining shares of other Prudential Mutual Funds will remain in effect until the transaction is consummated. If the transaction is not consummated, the Fund will resume accepting orders to purchase or exchange for shares of the Series. See "How to Sell Your Shares" and "How to Exchange Your Shares" below.

  IF THE FUND RESUMES ACCEPTING ORDERS TO PURCHASE SHARES OF THE SERIES, YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT),
ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Payments may be made by wire, check or through your brokerage account. See also "Alternative Purchase Plan" below and "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.



  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (Maryland Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares).


  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.



  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum initial sales charge of 1%    1%                                    Shares do not convert to another
             of the public offering price and                                            class
             maximum CDSC of 1% of the lesser of
             the amount invested or the
             redemption proceeds on redemptions
             made within 18 months of purchase



  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, and (iv) only Class B shares have a conversion feature. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.



  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).


  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:



  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from their own resources based on a percentage of the NAV of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.



  CLASS B AND CLASS C SHARES



  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor."



  WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES



  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.



  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits: provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a PRO RATA basis. You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                5.0%
          Second........................                4.0
          Third.........................                3.0
          Fourth........................                2.0
          Fifth.........................                1.0
          Sixth.........................                1.0
          Seventh.......................               None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.



  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute preferential dividends under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.



  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:



  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.



  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or brokerage account (including a Command Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.



  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa: Bonds which are rated Baa are considered as medium grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.


  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



SHORT-TERM DEBT RATINGS



  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.



  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.


  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.


- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    8
  Investment Objective and Policies.........................................    8
  Other Investments and Policies............................................   14
  Investment Restrictions...................................................   14
HOW THE FUND IS MANAGED.....................................................   15
  Manager...................................................................   15
  Fee Waivers and Subsidy...................................................   15
  Distributor...............................................................   15
  Portfolio Transactions....................................................   17
  Custodian and Transfer and Dividend Disbursing Agent......................   17
  Year 2000.................................................................   17
HOW THE FUND VALUES ITS SHARES..............................................   18
HOW THE FUND CALCULATES PERFORMANCE.........................................   18
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   19
GENERAL INFORMATION.........................................................   21
  Description of Shares.....................................................   21
  Additional Information....................................................   22
SHAREHOLDER GUIDE...........................................................   22
  How to Buy Shares of the Fund.............................................   22
  Alternative Purchase Plan.................................................   24
  How to Sell Your Shares...................................................   27
  Conversion Feature--Class B Shares........................................   30
  How to Exchange Your Shares...............................................   30
  Shareholder Services......................................................   32
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------


MF125A


                                       Class A:    74435M-70-5
                        CUSIP Nos.:    Class B:    74435M-80-4
                                       Class C:    74435M-57-2

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

MARYLAND SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(Massachusetts Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (Massachusetts Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Massachusetts state and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund and the Massachusetts Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Massachusetts Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Massachusetts state and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Massachusetts state, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Massachusetts state and federal income taxes (Massachusetts Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Massachusetts Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Massachusetts Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 14. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which are considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 13. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation, (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 32.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.


     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase.
                         Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.



     - Class C Shares:   Sold with an initial sales charge of 1% of the
                         offering price and are also subject to a CDSC of 1% on redemptions for a period 18 months after purchase. Class C shares are subject to higher ongoing distribution expenses than Class A shares but, unlike Class B shares, do not convert to another class.



     - Class Z Shares:   Sold without either an initial sales charge or CDSC
                         to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.


    See "Shareholder Guide--Alternative Purchase Plan" at page 24.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 27.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                             (MASSACHUSETTS SERIES)


                                   CLASS A SHARES       CLASS B SHARES          CLASS C SHARES        CLASS Z SHARES
                                  ----------------   ---------------------   ---------------------   ----------------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed
     on Purchases (as a
     percentage of offering
     price).....................         3%                  None                     1%                   None
    Maximum Deferred Sales Load
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is lower)........        None          5% during the first      1% on redemptions           None
                                                      year, decreasing by    made within 18 months
                                                     1% annually to 1% in         of purchase
                                                      the fifth and sixth
                                                       years and 0% the
                                                         seventh year*
    Maximum Sales Load Imposed
     on Reinvested Dividends....        None                 None                    None                  None
    Redemption Fees.............        None                 None                    None                  None
    Exchange Fee................        None                 None                    None                  None



                                   CLASS A SHARES       CLASS B SHARES          CLASS C SHARES        CLASS Z SHARES
                                  ----------------   ---------------------   ---------------------   ----------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.............              .50%                    .50%                    .50%               .50%
    12b-1 Fees (After
     Reduction).................              .25%++                  .50%                    .75%++             None
    Other Expenses..............              .44%                    .44%                    .44%               .44%
                                            -----                   -----                   -----              -----
    Total Fund Operating
     Expenses (After
     Reduction).................             1.19%                   1.44%                   1.69%               .94%
                                            -----                   -----                   -----              -----
                                            -----                   -----                   -----              -----



                                            1         3         5         10
                                          YEAR      YEARS     YEARS     YEARS
                                         -------   -------   -------   --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A............................  $   42    $   67    $   93    $   170
    Class B............................  $   65    $   76    $   89    $   162
    Class C............................  $   37    $   63    $  101    $   208
    Class Z............................  $   10    $   30    $   52    $   115
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A............................  $   42    $   67    $   93    $   170
    Class B............................  $   15    $   46    $   79    $   162
    Class C............................  $   27    $   63    $  101    $   208
    Class Z............................  $   10    $   30    $   52    $   115



   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------


* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."



+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be 1.24% and 1.94%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                        CLASS A
                             ----------------------------------------------------------------------------------------------
                                                                                                                     JANUARY
                                                                                                                     22,
                                                                                                                     1990 (a)
                                                                                                                     THROUGH
                                                            YEAR ENDED AUGUST 31,                                    AUGUST
                             -----------------------------------------------------------------------------------      31,
                              1998       1997       1996       1995       1994       1993       1992       1991       1990
                             ------     ------     ------     ------     ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of period....    $11.69     $11.54     $11.63     $11.37     $12.17     $11.50     $10.94     $10.44     $10.70
                             ------     ------     ------     ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....       .55        .58(d)     .59(d)     .65(d)     .67        .68        .69        .70       .41
Net realized and
  unrealized gain (loss)
  on investment
  transactions...........       .37        .33       (.02)       .26       (.73)       .67        .56        .50      (.26)
                             ------     ------     ------     ------     ------     ------     ------     ------     ------
Total from investment
  operations.............       .92        .91        .57        .91       (.06)      1.35       1.25       1.20       .15
                             ------     ------     ------     ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from net
  investment income......      (.55)      (.58)      (.59)      (.65)      (.67)      (.68)      (.69)      (.70)     (.41)
Distribution in excess of
  net investment
  income.................      (.01)        --         --         --         --         --         --         --        --
Distributions from net
  realized gains.........      (.15)      (.18)      (.07)        --       (.07)        --         --         --        --
                             ------     ------     ------     ------     ------     ------     ------     ------     ------
Total distributions......      (.71)      (.76)      (.66)      (.65)      (.74)      (.68)      (.69)      (.70)     (.41)
                             ------     ------     ------     ------     ------     ------     ------     ------     ------
Net asset value, end of
  period.................    $11.90     $11.69     $11.54     $11.63     $11.37     $12.17     $11.50     $10.94     $10.44
                             ------     ------     ------     ------     ------     ------     ------     ------     ------
                             ------     ------     ------     ------     ------     ------     ------     ------     ------
TOTAL RETURN (C):........      8.10%      8.10%      4.93%      8.33%      (.58)%    12.10%     11.76%     11.81%     1.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)..................    $29,024    $28,890    $28,058    $27,525    $2,293     $2,325     $  903     $  665     $ 257
Average net assets
  (000)..................    $29,031    $29,096    $28,091    $15,837    $2,578     $1,336     $  770     $  344     $ 127
Ratios to average net
  assets:
  Expenses, including
   distribution fee......      1.04%      1.00%(d)   1.06%(d)    .97%(d)    .87%       .95%       .99%      1.05%     1.04%(b)
  Expenses, excluding
   distribution fee......       .94%       .90%(d)    .96%(d)    .87%(d)    .77%       .85%       .89%       .95%      .95%(b)
  Net investment
   income................      4.75%      5.00%(d)   5.06%(d)   5.59%(d)   5.60%      5.79%      6.14%      6.53%     6.60%(b)
Portfolio turnover
  rate...................        33%        22%        18%        36%        33%        56%        32%        34%       33%


---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.


   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                        CLASS B
                        --------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,
                        --------------------------------------------------------------------------------------------------------
                         1998      1997        1996        1995        1994      1993      1992      1991      1990     1989 (a)
                        -------   -------     -------     -------     -------   -------   -------   -------   -------   --------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year..............    $ 11.68   $ 11.53     $ 11.62     $ 11.36     $ 12.17   $ 11.49   $ 10.94   $ 10.44   $ 10.74   $ 10.53
                        -------   -------     -------     -------     -------   -------   -------   -------   -------   --------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............        .51       .53(c)      .54(c)      .60(c)      .61       .63       .64       .65       .65       .68
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......        .37       .33        (.02)        .26        (.74)      .68       .55       .50      (.30)      .21
                        -------   -------     -------     -------     -------   -------   -------   -------   -------   --------
Total from
  investment
  operations........        .88       .86         .52         .86        (.13)     1.31      1.19      1.15       .35       .89
                        -------   -------     -------     -------     -------   -------   -------   -------   -------   --------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............       (.51)     (.53)       (.54)       (.60)       (.61)     (.63)     (.64)     (.65)     (.65)     (.68)
Distribution in
  excess of net
  investment
  income............       (.01)       --          --          --          --        --        --        --        --        --
Distributions from
  net realized
  gains.............       (.15)     (.18)       (.07)         --        (.07)       --        --        --        --        --
                        -------   -------     -------     -------     -------   -------   -------   -------   -------   --------
Total
  distributions.....       (.67)     (.71)       (.61)       (.60)       (.68)     (.63)     (.64)     (.65)     (.65)     (.68)
                        -------   -------     -------     -------     -------   -------   -------   -------   -------   --------
Net asset value, end
  of year...........    $ 11.89   $ 11.68     $ 11.53     $ 11.62     $ 11.36   $ 12.17   $ 11.49   $ 10.94   $ 10.44   $ 10.74
                        -------   -------     -------     -------     -------   -------   -------   -------   -------   --------
                        -------   -------     -------     -------     -------   -------   -------   -------   -------   --------
TOTAL RETURN (B):...       7.67%     7.67%       4.51%       7.90%      (1.15)%   11.77%    11.23%    11.38%     3.40%     8.67%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (000)........    $16,256   $18,247     $22,758     $28,367     $55,420   $61,121   $53,449   $49,641   $50,575   $52,754
Average net assets
  (000).............    $17,253   $20,301     $25,751     $39,455     $59,544   $55,965   $50,607   $49,083   $52,974   $49,841
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............       1.44%     1.40%(c)    1.46%(c)    1.34%(c)    1.27%     1.35%     1.39%     1.45%     1.37%     1.34%
  Expenses,
   excluding
   distribution
   fee..............        .94%      .90%(c)     .96%(c)     .84%(c)     .77%      .85%      .89%      .95%      .90%      .87%
  Net investment
   income...........       4.35%     4.60%(c)    4.66%(c)    5.37%(c)    5.20%     5.39%     5.74%     6.13%     6.21%     6.24%
Portfolio turnover
  rate..............         33%       22%         18%         36%         33%       56%       32%       34%       33%       23%


---------------


   (a) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.



   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.



   (c) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996 and the period August 1, 1994 through August 31, 1994, have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                                 CLASS C
                                                    ------------------------------------------------------------------
                                                                                                         AUGUST 1,
                                                                                                          1994 (a)
                                                                YEAR ENDED AUGUST 31,                     THROUGH
                                                    ---------------------------------------------        AUGUST 31,
                                                      1998       1997         1996         1995             1994
                                                    --------   --------     --------     --------     ----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  11.68   $  11.53     $  11.62     $  11.36            $  11.41
                                                    --------   --------     --------     --------              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       .48        .50(d)       .51(d)       .57(d)              .04
Net realized and unrealized gain (loss) on
  investment transactions.........................       .37        .33         (.02)         .26                (.05)
                                                    --------   --------     --------     --------              ------
Total from investment operations..................       .85        .83          .49          .83                (.01)
                                                    --------   --------     --------     --------              ------
LESS DISTRIBUTIONS
Dividends from net investment income..............      (.48)      (.50)        (.51)        (.57)               (.04)
Distribution in excess of net investment income...      (.01)        --           --           --                  --
Distributions from net realized gains.............      (.15)      (.18)        (.07)          --                  --
                                                    --------   --------     --------     --------              ------
Total distributions...............................      (.64)      (.68)        (.58)        (.57)               (.04)
                                                    --------   --------     --------     --------              ------
Net asset value, end of period....................  $  11.89   $  11.68     $  11.53     $  11.62            $  11.36
                                                    --------   --------     --------     --------              ------
                                                    --------   --------     --------     --------              ------
TOTAL RETURN (C):.................................      7.41%      7.41%        4.26%        7.60%               (.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $    116   $     78     $     45     $     14            $    216(e)
Average net assets (000)..........................  $    101   $     48     $     41     $     14            $     15(e)
Ratios to average net assets:
  Expenses, including distribution fee............      1.69%      1.65%(d)     1.72%(d)     1.60%(d)            1.57%(b)
  Expenses, excluding distribution fee............       .94%       .90%(d)      .97%(d)      .85%(d)             .82%(b)
  Net investment income...........................      4.08%      4.36%(d)     4.39%(d)     5.07%(d)            5.06%(b)
Portfolio turnover rate...........................        33%        22%          18%          36%                 33%


---------------

   (a)  Commencement of offering of Class C shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.


   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (e)  Amounts are actual and not rounded to the nearest thousand.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)



  The following financial highlights for the Class Z shares for the year ended August 31, 1998 and for the period from December 6, 1996 through August 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                             CLASS Z
                                                              -------------------------------------
                                                                                     DECEMBER 6,
                                                                                       1996(a)
                                                                 YEAR ENDED            THROUGH
                                                               AUGUST 31, 1998     AUGUST 31, 1997
                                                              -----------------   -----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 11.68             $ 11.80
                                                                  --------            --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................           .58                 .47(d)
Net realized and unrealized gain (loss) on investment
 transactions...............................................           .37                 .06
                                                                  --------            --------
Total from investment operations............................           .95                 .53
                                                                  --------            --------

LESS DISTRIBUTIONS
Dividends from net investment income........................          (.58)               (.47)
Distribution in excess of net investment income.............          (.01)                 --
Distributions from net realized gains.......................          (.15)               (.18)
                                                                  --------            --------
Total Distributions.........................................          (.74)               (.65)
                                                                  --------            --------
Net asset value, end of period..............................       $ 11.89             $ 11.68
                                                                  --------            --------
                                                                  --------            --------

TOTAL RETURN(b):............................................          8.31%               4.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................       $     9             $   204(e)
Average net assets (000)....................................       $     7             $   200(e)
Ratios to average net assets:
    Expenses................................................           .94%                .90%(c)(d)
    Net investment income...................................          4.91%               5.55%(c)(d)
Portfolio turnover rate.....................................            33%                 22%
---------------
(a) Commencement of offering of Class Z shares.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).
(e) Amounts are actual and are not rounded to the nearest thousand.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MASSACHUSETTS SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MASSACHUSETTS STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES (MASSACHUSETTS OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for resident individuals and other resident noncorporate shareholders to the extent they are derived from interest payments on Massachusetts Obligations or from long-term capital gains on certain Massachusetts Obligations. Massachusetts Obligations could include general obligation bonds of the Commonwealth, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.



  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' NAV will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN MASSACHUSETTS OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN MASSACHUSETTS OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities by S&P are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa                                             55.43   %
          AA/Aa                                                9.67   %
          A/A                                                  8.66   %
          BBB/Baa                                             22.03   %
          Unrated
            B/B                                                4.21   %

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase Massachusetts Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Massachusetts Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MASSACHUSETTS OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Massachusetts and federal income taxes or the Series will have at least 80% of its total assets invested in Massachusetts Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Massachusetts Obligations or may invest its assets so that more than 20% of the income is subject to Massachusetts state or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MASSACHUSETTS OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Massachusetts Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain government bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.


  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.


  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.



  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MASSACHUSETTS OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MASSACHUSETTS OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MASSACHUSETTS OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Since Massachusetts has moderated spending growth resulting in the achievement of budget surpluses each year from 1992 through 1997. Massachusetts is currently rated A-1 by Moody's Investors Service. Fiscal year 1998 tax revenue collections totaled $14.026 billion, which exceeded fiscal 1997 tax revenues by $1.161 billion. The Governor's proposed budget for fiscal 1999 sets total spending in fiscal 1999 to be approximately $19.06 billion. Fiscal 1999 total revenues are estimated to be approximately $19.514 billion, including approximately $13.870 billion in tax revenues. The tax revenue estimate amounts to an increase of approximately 4.9% over same period last year. Inflexibility dictated by a heavy debt load and other substantial fixed costs, particularly pension contributions and transit subsidies, pose significant obstacles to continued progress. If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."


  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED


  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.



  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average net assets were 1.04%, 1.44%, 1.69% and .94% for the Series' Class A, Class B, Class C and Class Z shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the
Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.


  The current portfolio manager of the Series is James M. Murphy. Mr. Murphy has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1989.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


FEE WAIVERS AND SUBSIDY



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize all or a portion of operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. THE DISTRIBUTOR ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. This voluntary waiver may be modified or terminated at any time without notice.The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.



  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS


  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Recent legislation created various categories of capital gains applicable to individuals. For capital gains recognized upon the sale of assets by the Series after December 31, 1997, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for individuals and other noncorporate shareholders resident in Massachusetts to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series, and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE

TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below and "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares except that the minimum investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.



  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.



  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund (Massachusetts Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).



  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (Massachusetts Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THROUGH THIS PROSPECTUS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum initial sales charge of 1%    1% (currently being charged at a      Shares do not convert to another
             of the public offering price and      rate of .75 of 1%)                    class
             maximum CDSC of 1% of the lesser of
             the amount invested or the
             redemption proceeds on redemptions
             made within 18 months of purchase

CLASS Z      None                                                 None                   Sold to a limited group of
                                                                                         investors



  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A, Class B and Class C shares than for selling Class Z shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:


  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on class A shares, since Class A shares are subject to maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                         SALES CHARGE AS  SALES CHARGE AS  DEALER CONCESSION
                                          PERCENTAGE OF    PERCENTAGE OF   AS PERCENTAGE OF
AMOUNT OF PURCHASE                       OFFERING PRICE   AMOUNT INVESTED   OFFERING PRICE
---------------------------------------  ---------------  ---------------  -----------------
Less than $99,999                                3.00%            3.09%              3.00%
$100,000 to $249,999                             2.50             2.56               2.50
$250,000 to $499,999                             1.50             1.52               1.50
$500,000 to $999,999                             1.00             1.01               1.00
$1,000,000 and above                             None             None               None


  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from their own resources based on a percentage of the NAV of shares sold by such persons.



  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor."



  WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES



  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


  CLASS Z SHARES


  Class Z shares of the Fund are currently available for purchase by the following categories of investors:



(i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudental Mutual Funds (including the Fund); and (iii) employees of Prudential or Prudential Securities who participate in a employer-sponsored employee saving plan.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee, based on a percentage of the NAV of shares sold by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR BY THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your Dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.



  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Series to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                         CONTINGENT DEFERRED SALES
                                          CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                       OF DOLLARS INVESTED OR
PAYMENT MADE                                REDEMPTION PROCEEDS
---------------------------------------  -------------------------
First..................................                  5.0%
Second.................................                  4.0
Third..................................                  3.0
Fourth.................................                  2.0
Fifth..................................                  1.0
Sixth..................................                  1.0
Seventh................................                 None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.



  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD THE CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A Shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.



  The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge.

You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.



  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a COMMAND Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa: Bonds which are rated Baa are considered as medium grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.


  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



SHORT-TERM DEBT RATINGS



  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.



  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.


  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


       TAXABLE BOND FUNDS
     -----------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


       TAX-EXEMPT BOND FUNDS
     --------------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


       GLOBAL FUNDS
     -----------------------


Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.



The Global Total Return Fund, Inc.


       EQUITY FUNDS
     -----------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


       MONEY MARKET FUNDS
     ------------------------------


- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    9
  Investment Objective and Policies.........................................    9
  Other Investments and Policies............................................   14
  Investment Restrictions...................................................   15
HOW THE FUND IS MANAGED.....................................................   15
  Manager...................................................................   15
  Fee Waivers and Subsidy...................................................   16
  Distributor...............................................................   16
  Portfolio Transactions....................................................   18
  Custodian and Transfer and Dividend Disbursing Agent......................   18
  Year 2000.................................................................   18
HOW THE FUND VALUES ITS SHARES..............................................   18
HOW THE FUND CALCULATES PERFORMANCE.........................................   19
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   19
GENERAL INFORMATION.........................................................   21
  Description of Shares.....................................................   21
  Additional Information....................................................   22
SHAREHOLDER GUIDE...........................................................   22
  How to Buy Shares of the Fund.............................................   22
  Alternative Purchase Plan.................................................   24
  How to Sell Your Shares...................................................   27
  Conversion Feature--Class B Shares........................................   30
  How to Exchange Your Shares...............................................   31
  Shareholder Services......................................................   32
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------


MF119A


                                       Class A:    74435M-65-5
                                       Class B:    74435M-66-3
                        CUSIP Nos.:    Class C:    74435M-56-4
                                       Class Z:    74435M-41-6

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

MASSACHUSETTS SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(Massachusetts Money Market Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (Massachusetts Money Market Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from Massachusetts state and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt Massachusetts state, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the Massachusetts Money Market Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (Commission) in a Statement of Additional Information, dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund and the Series.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Massachusetts Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


    The Series' investment objective is to provide the highest level of current income that is exempt from Massachusetts state and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term Massachusetts state, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Massachusetts state and federal income taxes (Massachusetts Obligations). There can be no assurance that the Series will achieve its investment objective. See "How the Fund Invests--Investment Objective and Policies" at page 6.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    It is anticipated that the net asset value per share (NAV) of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant NAV, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.


    In seeking to achieve its investment objective, the Series will invest primarily in Massachusetts Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Massachusetts Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' shares. The Series reimburses the Distributor for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15 and "Shareholder Guide--Shareholder Services" at page 23.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the NAV next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 15.


  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 20.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                      (MASSACHUSETTS MONEY MARKET SERIES)


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................     None
    Maximum Deferred Sales Load.............................     None
    Maximum Sales Load Imposed on Reinvested Dividends......     None
    Redemption Fees.........................................     None
    Exchange Fee............................................     None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.........................................  .50%
    12b-1 Fees..............................................  .125%
    Other Expenses..........................................  .215%
                                                              -------
    Total Fund Operating Expenses...........................  .84%
                                                              -------
                                                              -------



                                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   ---------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each
  time period:                                                $    9    $   27    $   47      $  104



  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                                                       AUGUST 5,
                                                                                                       1991 (a)
                                                    YEAR ENDED AUGUST 31,                               THROUGH
                           ------------------------------------------------------------------------   AUGUST 31,
                            1998       1997       1996       1995       1994       1993       1992       1991
                           ------     ------     ------     ------     ------     ------     ------   -----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period....  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00      $1.00
Net investment income and
  net realized gains.....     .03        .03(c)     .03(c)     .03(c)     .02(c)     .02(c)     .03(c)     .003(c)
Dividends and
  distributions to
  shareholders...........    (.03)      (.03)      (.03)      (.03)      (.02)      (.02)      (.03)     (.003)
                           ------     ------     ------     ------     ------     ------     ------   -----------
Net asset value, end of
  period.................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00      $1.00
                           ------     ------     ------     ------     ------     ------     ------   -----------
                           ------     ------     ------     ------     ------     ------     ------   -----------

TOTAL RETURN (d):........    2.77%      3.08%      3.12%      3.10%      1.89%      2.17%      3.44%      0.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)..................  $62,460    $53,441    $50,511    $56,822    $37,278    $36,608    $18,019     $6,365
Average net assets
  (000)..................  $55,540    $53,078    $54,689    $42,919    $42,427    $32,246    $15,477     $3,200
Ratios to average net
  assets:
  Expenses, including
   distribution fee......    .840%      .540%(c)   .554%(c)   .627%(c)   .620%(c)   .365%(c)   .125%(c)     .125%(b)(c)
  Expenses, excluding
   distribution fee......    .715%      .415%(c)   .429%(c)   .502%(c)   .495%(c)   .240%(c)    .00%(c)      .00%(b)(c)
  Net investment
   income................    2.73%      3.04%(c)   3.08%(c)   3.14%(c)   1.86%(c)   2.11%(c)   3.20%(c)     4.46%(b)(c)


---------------

   (a)  Commencement of investment operations.

   (b)  Annualized.

   (c)  Net of expense subsidy and/or management fee waiver.

   (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS CURRENT YIELD based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS EFFECTIVE ANNUAL YIELD ASSUMING DAILY COMPOUNDING. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1998:



Value of hypothetical account at end of period.................  $1.000499585
Value of hypothetical account at beginning of period...........   1.000000000
                                                                 ------------
Base period return.............................................  $ .000499585
                                                                 ------------
                                                                 ------------
CURRENT YIELD (.000499585 X (365/7))...........................         2.60%
EFFECTIVE ANNUAL YIELD, assuming daily compounding.............         2.64%
TAX-EQUIVALENT CURRENT YIELD
 (2.60% DIVIDED BY [(1-.396)(1-.12)]...........................         4.89%



  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.



  The weighted average life to maturity of the portfolio of the Series on August 31, 1998 was 45 days.



  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. Comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.


                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MASSACHUSETTS MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM MASSACHUSETTS STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES (MASSACHUSETTS OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for resident individuals and other resident noncorporate shareholders to the extent they are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations. The Massachusetts Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.



  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.



  ALL MASSACHUSETTS OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (i) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSRO'S) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(ii) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.



  In selecting Massachusetts Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSRO's, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a Massachusetts Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.



  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Commission. See "How the Fund Values its Shares."


  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.


  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MUNICIPAL OBLIGATIONS WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAX. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in municipal securities which pay income exempt from federal income taxes. These primarily will be Massachusetts Obligations, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Massachusetts Obligations that also meet the Series' credit quality and average weighted maturity requirements, to purchase Massachusetts Obligations. To the extent the Series invests in obligations other than Massachusetts Obligations, dividends derived therefrom likely will not be exempt from Massachusetts income taxes. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest its assets so that more than 20% of the income is subject to federal income taxes.


  THE SERIES ALSO MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.



  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement, and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MASSACHUSETTS OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Massachusetts Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN MASSACHUSETTS OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MASSACHUSETTS OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MASSACHUSETTS OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. The most recent recession had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. However, since that time, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth resulting in the achievement of budget surpluses each year from 1992 through 1997. Massachusetts is currently rated A-1 by Moody's Investors Service. Fiscal year 1998 tax revenue collections totaled $14.026 billion, which exceeded fiscal 1997 tax revenues by $1.161 billion. The Governor's proposed budget for fiscal year 1999 sets Commonwealth estimates total spending in fiscal 1999 to be approximately $19.06 billion. Fiscal year 1999 total revenues are estimated to be approximately $19.514 billion, including approximately $13.870 billion in tax revenues. The tax revenue estimate amounts to an increase of approximately 4.9%, over the same period last year. Inflexibility dictated by a heavy debt load and other substantial fixed costs, particularly pension contributions and transit subsidies, pose significant obstacles to continued progress. If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.



  The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES

  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of its average net assets, were .84%. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC'S ADDRESS IS PRUDENTIAL PLAZA, NEWARK, NEW JERSEY 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVERS


  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. The Series is not required to reimburse PIFM for such management fee waiver. See "Fund Expenses" and "Calculation of Yield."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.



  The distribution and/or service fees may also be used by the Distributor to compensate Dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1998, the Series paid a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.



  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.



  The Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. The Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the Series. The Series will not be obligated to pay distribution and service fees incurred under the Plan if it is terminated or not continued.


PORTFOLIO TRANSACTIONS


  Affiliates of the Distributor may act as a broker for the Series, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service provides, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Recent legislation created various categories of capital gains applicable to individuals. For capital gains recognized upon the sale of assets by the Series after December 31, 1997, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have capital gains from the sale of assets held for more than 12 months.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for individuals and other noncorporate shareholders resident in Massachusetts to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "Shareholder Guide--How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF SERIES' SHARES ON THE PAYMENT DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Money Market Series, Massachusetts Series, Michigan Series, New Jersey Money Market Series, New Jersey Series, New York Money Market Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Money Market Series and the New York Series offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series offer four classes of shares, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey

Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the COMMAND Account program (if the Series is designated as your primary fund) and certain retirement and employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum investment requirement is $1,000 and there is no minimum subsequent investment requirement.


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.

  SHARES OF THE SERIES ARE SOLD THROUGH THE TRANSFER AGENT, WITHOUT A SALES CHARGE, AT THE NAV NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT OF AN ORDER IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNT). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another Dealer, your Dealer will forward a purchase order and payment to the Fund.



  Investors who purchase their shares through a Dealer other than Prudential Securities or Prusec, which Dealer has a clearing arrangement with respect to shares of the Series, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemptions of Shares Purchased through Prudential Securities." For further information, contact your Dealer.



  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.


  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.



  Transactions in shares of the Series may be subject to postage and other charges imposed by the Dealer. Any such charge is retained by the Dealer and is not remitted to the Series.


  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS). Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary

Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.


  For accounts other than IRA's and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRA's and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.



  The following chart shows the frequency and amount of the sweep for accounts other than IRA's and Benefit Plans.


                                                               DAILY           MONTHLY
Eligible Credit Balances resulting from the proceeds of
  a securities sale, maturity of a bond or call           $1,000 or more
Eligible Credit Balances resulting from a non-trade
  related credit                                          $10,000 or more
Remaining Eligible Credit Balances                                          $1.00 or more

  All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for the purposes of Autosweep are measured as of the close of business on the previous business day.


  For the purposes of Autosweep, Benefit Plans include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. IRA's are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  MANUAL INVESTMENT. Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment."

  Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement.)

  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.


  PURCHASE BY WIRE


  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, Massachusetts Money Market Series, specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P. M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (Massachusetts Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


  PURCHASE BY MAIL



  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC, Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, Massachusetts Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.


  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND-SM- ACCOUNT AND PRUDENTIAL BUSINESSEDGE-SM- ACCOUNT PROGRAMS



  Shares of the Series are offered to participants in the Prudential Securities COMMAND Account program, an integrated financial services program of Prudential Securities, and in the Prudential BusinessEdgeSM Account program, an integrated financial services program of Prudential Securities and Prusec. Investors having a COMMAND Account or a BusinessEdge Account may select the Series as their primary fund. Such investors will have the free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the COMMAND Account and BusinessEdge Account programs) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities or Prusec of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities or Prusec will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities or Prusec will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the COMMAND Account and BusinessEdge Account programs.

  Redemptions will be automatically effected by Prudential Securities or Prusec to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND or BusinessEdge programs, such as those incurred by use of the Visa-Registered Trademark- Gold Account in the case of the COMMAND program, and the Visa-Registered Trademark- Account, in the case of the BusinessEdge program, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month, and each COMMAND and BusinessEdge Account will automatically be scanned for debits and each business day as of the close of business on that day for all cash advances and check charges as incurred and, in the case of BusinessEdge Accounts, for all Visa purchases. After application of any free credit cash balances in the account to such debits; a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND or BusinessEdge program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. With respect to COMMAND Accounts, the single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account or BusinessEdge Account participants will not be entitled to dividends declared on the date of redemption.



  For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free). For information on the BusinessEdge Account Program, you should telephone (888) 802-5864 (toll-free).


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES."


  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.



  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the Commission so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the Commission may permit for protection of the Series' shareholders.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.


  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total NAV of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such redemptions will be retained by Prudential Securities.


  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.


  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.


  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder.



  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a CDSC can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


  FREQUENT TRADING


  The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, you can take advantage of the following services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a COMMAND Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.



  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent.
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.



The Global Total Return Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------


- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----

FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
CALCULATION OF YIELD........................................................    6
HOW THE FUND INVESTS........................................................    6
  Investment Objective and Policies.........................................    6
  Other Investments and Policies............................................    9
  Investment Restrictions...................................................   10
HOW THE FUND IS MANAGED.....................................................   10
  Manager...................................................................   10
  Distributor...............................................................   11
  Portfolio Transactions....................................................   11
  Custodian and Transfer and Dividend Disbursing Agent......................   12
  Year 2000.................................................................   12
HOW THE FUND VALUES ITS SHARES..............................................   12
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   13
GENERAL INFORMATION.........................................................   14
  Description of Shares.....................................................   14
  Additional Information....................................................   15
SHAREHOLDER GUIDE...........................................................   15
  How to Buy Shares of the Fund.............................................   15
  How to Sell Your Shares...................................................   20
  How to Exchange Your Shares...............................................   22
  Shareholder Services......................................................   23
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  A-1


-------------------------------------------


MF153A


                          CUSIP No:  74435M-63-0

PRUDENTIAL
 MUNICIPAL
 SERIES FUND
 -----------

MASSACHUSETTS
 MONEY MARKET
 SERIES


                        PROSPECTUS
   November 2, 1998
  www.prudential.com


 -----------

           [LOGO]

Prudential Municipal Series Fund
(Michigan Series)

----------------------------------------------

PROSPECTUS DATED NOVEMBER 2, 1998

----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (Michigan Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Michigan State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.


The Trustees of the Fund have recently approved a proposal to exchange the assets and liabilities of the Series of the Fund for shares of Prudential National Municipals Fund, Inc. (National Municipals Fund). Class A, Class B and Class C shares of the Series would be exchanged at relative net asset value for Class A shares of National Municipals Fund. The transfer has been approved by the Trustees of the Fund and by the Board of Directors of National Municipals Fund and is subject to approval by the shareholders of the Series. It is anticipated that a proxy statement/prospectus relating to the transaction will have been mailed to the Series' shareholders in late October 1998. EFFECTIVE IMMEDIATELY, THE FUND WILL NO LONGER ACCEPT ORDERS TO PURCHASE OR EXCHANGE FOR SHARES OF THE SERIES, EXCEPT FOR PURCHASES BY CERTAIN RETIREMENT AND EMPLOYEE PLANS (EXCLUDING IRA ACCOUNTS). Existing shareholders may continue to acquire shares through dividend reinvestment. The current redemption privilege and the current exchange privilege of obtaining shares of other Prudential Mutual Funds will remain in effect until the transaction is consummated. If the transaction is not consummated, the Fund will resume accepting orders to purchase or exchange for shares of the Series. See "Shareholder Guide--How to Buy Shares of the Fund."



This Prospectus sets forth concisely the information about the Fund and the Michigan Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Michigan Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Michigan State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Michigan State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Michigan State and federal income taxes (Michigan Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Michigan Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Michigan Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special Considerations" at page 13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 14.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 15.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 31.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC. (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent-deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.

     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.


     - Class C Shares:   Sold with an initial sales charge of 1% of the
                         offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.


    See "Shareholder Guide--Alternative Purchase Plan" at page 23.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 26.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES
                               (MICHIGAN SERIES)


                                         CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                         --------------  --------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...................        3%             None             1%
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)...............       None       5% during the       1% on
                                                          first year,     redemptions
                                                         decreasing by   made within 18
                                                         1% annually to    months of
                                                           1% in the        purchase
                                                           fifth and
                                                          sixth years
                                                           and 0% the
                                                         seventh year*
    Maximum Sales Load Imposed on
     Reinvested Dividends..............       None            None            None
    Redemption Fees....................       None            None            None
    Exchange Fee.......................       None            None            None



                                           CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                           ---------------     ---------------     ---------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees....................               .50%                .50%                .50%
    12b-1 Fees (After Reduction).......               .25%++              .50%++              .75%++
    Other Expenses.....................               .32%                .32%                .32%
                                                  -------             -------             -------
    Total Fund Operating Expenses
     (After Reduction).................              1.07%               1.32%               1.57%
                                                  -------             -------             -------
                                                  -------             -------             -------



                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A............................  $  41   $   63   $   87   $   157
    Class B............................  $  63   $   72   $   82   $   149
    Class C............................  $  36   $   59   $   95   $   195
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A............................  $  41   $   63   $   87   $   157
    Class B............................  $  13   $   42   $   72   $   149
    Class C............................  $  26   $   59   $   95   $   195



   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------


* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."



+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A, Class B and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1%, .50 of 1% and 1% per annum of the average daily net assets of the Class A, Class B and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A, Class B and Class C shares of the Series to no more than .10 of 1%, .10 of 1% and .25 of 1% of the average daily net asset value of the Class A, Class B and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A and Class C shares so that, in the future, the Fund will pay distribution fees of .25% and .75%, respectively, and eliminating its present limitation for Class B shares so that, in the future, the Fund will pay distribution fees of .50%. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be 1.12% and 1.82%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                          CLASS A
                             -------------------------------------------------------------------------------------------------
                                                                                                                   JANUARY 22,
                                                                                                                    1990 (a)
                                                            YEAR ENDED AUGUST 31,                                    THROUGH
                             -----------------------------------------------------------------------------------   AUGUST 31,
                              1998       1997       1996       1995       1994       1993       1992       1991       1990
                             ------     ------     ------     ------     ------     ------     ------     ------   -----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period....    $12.01     $11.72     $11.89     $11.75     $12.51     $11.90     $11.30     $10.81      $11.02
                             ------     ------     ------     ------     ------     ------     ------     ------   -----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....       .60        .61(e)     .62(e)     .64(e)     .64        .67        .68        .67        .41
Net realized and
  unrealized gain (loss)
  on investment
  transactions...........       .43        .33       (.02)       .17       (.69)       .71        .60        .49       (.21)
                             ------     ------     ------     ------     ------     ------     ------     ------   -----------
Total from investment
  operations.............      1.03        .94        .60        .81       (.05)      1.38       1.28       1.16        .20
                             ------     ------     ------     ------     ------     ------     ------     ------   -----------
LESS DISTRIBUTIONS
Dividends from net
  investment income......      (.60)      (.61)      (.62)      (.64)      (.64)      (.67)      (.68)      (.67)      (.41)
Distributions in excess
  of net
  investment income......        --(f)      --(f)      --         --         --         --         --         --         --
Distributions from net
  realized gains.........      (.07)      (.04)      (.15)      (.03)      (.07)      (.10)        --         --         --
                             ------     ------     ------     ------     ------     ------     ------     ------   -----------
Total distributions......      (.67)      (.65)      (.77)      (.67)      (.71)      (.77)      (.68)      (.67)      (.41)
                             ------     ------     ------     ------     ------     ------     ------     ------   -----------
Net asset value, end of
  period.................    $12.37     $12.01     $11.72     $11.89     $11.75     $12.51     $11.90     $11.30      $10.81
                             ------     ------     ------     ------     ------     ------     ------     ------   -----------
                             ------     ------     ------     ------     ------     ------     ------     ------   -----------
TOTAL RETURN (c):........      8.81%      8.18%      5.07%      7.13%     (0.38)%    11.95%     11.63%     11.04%      1.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)..................    $30,248    $29,772    $28,730    $27,024    $4,706     $3,814     $1,618     $  835      $ 501
Average net assets
  (000)..................    $30,330    $29,737    $27,978    $16,932    $4,505     $2,285     $1,235     $  694      $ 365
Ratios to average net
  assets:
  Expenses, including
   distribution fee......       .92%       .91%(e)    .91%(e)   1.02%(e)    .91%       .96%(d)    .98%      1.09%      1.09%(b)
  Expenses, excluding
   distribution fee......       .82%       .81%(e)    .81%(e)    .92%(e)    .81%       .86%(d)    .88%       .99%       .99%(b)
  Net investment
   income................      4.90%      5.08%(e)   5.18%(e)   5.31%(e)   5.27%      5.51%(d)   5.82%      6.09%      6.25%(b)
Portfolio turnover
  rate...................        29%        20%        36%        33%        12%        14%        30%        62%        55%


---------------
   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Restated.


   (e) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (f)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                       CLASS B
                     -----------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                     -----------------------------------------------------------------------------------------------------------
                         1998       1997      1996        1995        1994      1993        1992      1991      1990     1989 (a)
                     ------------  -------   -------     -------     -------   -------     -------   -------   -------   -------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year.............      $  12.00  $ 11.71   $ 11.88     $ 11.75     $ 12.51   $ 11.90     $ 11.30   $ 10.81   $ 11.03   $10.57
                     ------------  -------   -------     -------     -------   -------     -------   -------   -------   -------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income...........           .55      .56(d)     .57(d)     .59(d)      .59       .62         .63       .63       .65      .68
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions.....           .43      .33      (.02)        .16        (.69)      .71         .60       .49      (.22)     .46
                     ------------  -------   -------     -------     -------   -------     -------   -------   -------   -------
Total from
  investment
  operations.......           .98      .89       .55         .75        (.10)     1.33        1.23      1.12       .43     1.14
                     ------------  -------   -------     -------     -------   -------     -------   -------   -------   -------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income...........          (.55)    (.56)     (.57)       (.59)       (.59)     (.62)       (.63)     (.63)     (.65)    (.68)
Distributions in
  excess of net
  investment
  income...........            --(e)      --(e)      --       --          --        --          --        --        --       --
Distributions from
  net realized
  gains............          (.07)    (.04)     (.15)       (.03)       (.07)     (.10)         --        --        --       --
                     ------------  -------   -------     -------     -------   -------     -------   -------   -------   -------
Total
  distributions....          (.62)    (.60)     (.72)       (.62)       (.66)     (.72)       (.63)     (.63)     (.65)    (.68)
                     ------------  -------   -------     -------     -------   -------     -------   -------   -------   -------
Net asset value,
  end of year......      $  12.36  $ 12.00   $ 11.71     $ 11.88     $ 11.75   $ 12.51     $ 11.90   $ 11.30   $ 10.81   $11.03
                     ------------  -------   -------     -------     -------   -------     -------   -------   -------   -------
                     ------------  -------   -------     -------     -------   -------     -------   -------   -------   -------
TOTAL RETURN
  (b):.............          8.38%    7.76%     4.66%       6.60%      (0.78)%   11.51%      11.18%    10.60%     4.02%   11.08%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (000).......      $ 23,085  $27,796   $34,971     $41,459     $70,112   $70,302     $56,095   $59,400   $49,923   $47,025
Average net assets
  (000)............      $ 25,412  $31,302   $39,052     $52,216     $72,095   $61,548     $52,137   $50,809   $48,694   $43,957
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee.............          1.32%    1.31%(d)    1.31%(d)    1.37%(d)    1.31%    1.36%(c)    1.38%    1.49%     1.44%    1.35%
  Expenses,
   excluding
   distribution
   fee.............           .82%     .81%(d)     .81%(d)     .87%(d)     .81%     .86%(c)     .88%     .99%      .97%     .96%
  Net investment
   income..........          4.50%    4.68%(d)    4.77%(d)    5.04%(d)    4.87%    5.11%(c)    5.42%    5.66%     5.95%    6.20%
Portfolio turnover
  rate.............            29%      20%       36%         33%         12%       14%         30%       62%       55%      36%


---------------

   (a) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.



   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



   (c)  Restated.



   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).



   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                      CLASS C
                                             ----------------------------------------------------------
                                                                                             AUGUST 1,
                                                             YEAR ENDED                       1994 (a)
                                                             AUGUST 31,                       THROUGH
                                             ------------------------------------------      AUGUST 31,
                                              1998        1997        1996        1995          1994
                                             ------      ------      ------      ------      ----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $12.00      $11.71      $11.88      $11.75        $11.78
                                             ------      ------      ------      ------      ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        .52         .53(d)      .54(d)      .56(d)        .04
Net realized and unrealized gain (loss)
  on investment transactions............        .43         .33        (.02)        .16          (.03)
                                             ------      ------      ------      ------      ----------
Total from investment operations........        .95         .86         .52         .72           .01
                                             ------      ------      ------      ------      ----------
LESS DISTRIBUTIONS
Dividends from net investment income....       (.52)       (.53)       (.54)       (.56)         (.04)
Distributions in excess of net
  investment income.....................         --(f)       --(f)       --          --            --
Distributions from net realized gains...       (.07)       (.04)       (.15)       (.03)           --
                                             ------      ------      ------      ------      ----------
Total distributions.....................       (.59)       (.57)       (.69)       (.59)         (.04)
                                             ------      ------      ------      ------      ----------
Net asset value, end of period..........     $12.36      $12.00      $11.71      $11.88        $11.75
                                             ------      ------      ------      ------      ----------
                                             ------      ------      ------      ------      ----------
TOTAL RETURN (c):.......................       8.11%       7.49%       4.39%       6.29%         0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $  536      $  315      $  112      $  100        $  200(e)
Average net assets (000)................     $  424      $  161      $   95      $   61        $  199(e)
Ratios to average net assets:
  Expenses, including distribution
   fee..................................       1.57%       1.56%(d)    1.56%(d)    1.68%(d)      2.15%(b)
  Expenses, excluding distribution
   fee..................................        .82%        .81%(d)     .81%(d)     .93%(d)      1.39%(b)
  Net investment income.................       4.25%       4.43%(d)    4.53%(d)    4.66%(d)      4.56%(b)
Portfolio turnover rate.................         29%         20%         36%         33%           12%


---------------
   (a)  Commencement of offering of Class C shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.


   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (e)  Figures are actual and not rounded to the nearest thousand.

   (f)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MICHIGAN SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MICHIGAN STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MICHIGAN STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MICHIGAN STATE AND FEDERAL INCOME TAXES (MICHIGAN OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Michigan law, dividends paid by the Series are exempt from Michigan income tax and single business tax for resident individuals and corporations to the extent they are derived from interest payments on Michigan Obligations. Michigan Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.



  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' NAV will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for the inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN MICHIGAN OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN MICHIGAN OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P, OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:


                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa.......................                      63.73   %
          AA/Aa.........................                       4.43   %
          A/A...........................                       8.18   %
          BBB/Baa.......................                      18.15   %


          UNRATED
          ------------------------------
            BBB/Baa.....................                       0.96   %
            BB/Ba.......................                       3.56   %
            B/B.........................                       0.99   %

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase Michigan Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Michigan Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MICHIGAN OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Michigan State and federal income taxes or the Series will have at least 80% of its total assets invested in Michigan Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances, time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Michigan Obligations or may invest its assets so that more than 20% of the income is subject to Michigan State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MICHIGAN OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Michigan Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.


  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.



  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MICHIGAN OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MICHIGAN OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MICHIGAN OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Michigan is a highly industrialized state with an economy principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. Michigan's recovery from the effects of a downturn in the automotive industry in the late 1980's has proved to be robust. At the end of calendar 1997, the employment levels had reached an all-time high, and total wage and salary employment is projected to grow 1.7% in 1998 and 0.8% in 1999. This growth reflects the ongoing diversification of the Michigan economy. At the end of calendar 1997, the unemployment rate in Michigan had fallen to 4.2%, and it is projected to average 4.1% in 1998 and 4.4% in 1999, continuing the recent trend of being below the national average. Michigan's economy is among the most cyclical of all the states and remains dependent on domestic vehicle production and durable goods consumption. For fiscal 1995, 1996 and 1997, the State achieved budget surpluses of $82 million, $197 million and $13 million, respectively. Fiscal 1998 General Fund revenues and expenditures are expected to be $8,590 million and $8,602 million, respectively. Current projections are that the unreserved balance of the State's Budget Stabilization Fund was $646 million at the end of fiscal year 1997.


  The market value and the marketability of Michigan Obligations may be affected adversely by the same factors that affect Michigan's economy generally. If either Michigan or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."


  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average net assets were .92%, 1.32% and 1.57% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN

ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.


  The current portfolio manager of the Series is James M. Murphy, Mr. Murphy has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1989.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


FEE WAIVERS AND SUBSIDY



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary limitation may be modified or terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class B and Class C Plans to .10 of 1% and .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively. These voluntary limitations may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .74 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS


  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P. O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is
P. O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAV's and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Recent legislation created various categories of capital gains applicable to individuals. For capital gains recognized upon the sale of assets by this series after December 31, 1997, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Michigan law, dividends paid by the Series that are derived from interest payments attributable to Michigan Obligations are exempt from Michigan income tax and any income taxes imposed by cities in Michigan for individuals who reside in Michigan and from the Michigan single business tax for corporations that are subject to such tax to the extent such dividends are exempt from federal income tax (except for possible application of the alternative minimum tax). An investment in the Series, to the extent attributable to interest on Michigan Obligations, will also be excluded from the Michigan intangibles tax.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.



  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and are identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  The Trustees of the Fund have recently approved a proposal to exchange the assets and liabilities of the Series of the Fund for shares of Prudential National Municipals Fund, Inc. (National Municipals Fund). Class A, Class B and Class C shares of the Series would be exchanged at relative net asset value for Class A shares of National Municipals Fund, the investment objective of which is to seek a high level of current income exempt from federal income taxes. The transfer has been approved by the Trustees of the Fund and by the Board of Directors of National Municipals Fund and is subject to approval by the shareholders of the Series. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Series' shareholders in late October 1998.



  Under the terms of the proposal, shareholders of the Series would become shareholders of National Municipals Fund. No sales charge would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that the transaction would be a tax-free reorganization under the Internal Revenue Code and therefore no gain or loss for Federal income tax purposes would be recognized by shareholders of the Series.



  EFFECTIVE IMMEDIATELY, THE FUND WILL NO LONGER ACCEPT ORDERS TO PURCHASE OR EXCHANGE FOR SHARES OF THE SERIES, EXCEPT FOR PURCHASES BY CERTAIN RETIREMENT AND EMPLOYEE PLANS (EXCLUDING IRA ACCOUNTS). Existing shareholders may continue to acquire shares through dividend reinvestment. The current redemption privilege and the current exchange privilege of obtaining shares of other Prudential Mutual Funds will remain in effect until the transaction is consummated. If the transaction is not consummated, the Fund will resume accepting orders to purchase or exchange for shares of the Series. See "How to Sell Your Shares" and "How to Exchange Your Shares" below.



  IF THE FUND RESUMES ACCEPTING ORDERS TO PURCHASE SHARES OF THE SERIES, YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below and "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (Michigan Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares) and the name of the Series.


  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.



  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, (Michigan Series), Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE FUND OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum initial sales charge of 1%    1%                                    Shares do not convert to another
             of the public offering price and                                            class
             maximum CDSC of 1% of the lesser of
             the amount invested or the
             redemption proceeds on redemptions
             made within 18 months of purchase



  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, and (iv) only Class B shares have a conversion feature. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.



  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).


  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:



  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.


  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None


  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from their own resources based on a percentage of the NAV of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES



  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor."



  WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES



  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE

OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.



  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.

  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                               CONTINGENT DEFERRED SALES
                                                 CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                  OF THE DOLLARS INVESTED OR
          PAYMENT MADE                            REDEMPTION PROCEEDS
          ------------------------------     ------------------------------
          First.........................                    5.0%
          Second........................                    4.0
          Third.........................                    3.0
          Fourth........................                    2.0
          Fifth.........................                    1.0
          Sixth.........................                    1.0
          Seventh.......................                   None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor.

The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to

Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute preferential dividends under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P. O. Box 15010, New Brunswick, New Jersey 08906-5010.


  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.



  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:



  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.



  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a Command Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa: Bonds which are rated Baa are considered as medium grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



SHORT-TERM DEBT RATINGS



  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.



  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------

Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    8
  Investment Objective and Policies.........................................    8
  Other Investments and Policies............................................   13
  Investment Restrictions...................................................   14
HOW THE FUND IS MANAGED.....................................................   14
  Manager...................................................................   14
  Fee Waivers and Subsidy...................................................   15
  Distributor...............................................................   15
  Portfolio Transactions....................................................   17
  Custodian and Transfer and Dividend Disbursing Agent......................   17
  Year 2000.................................................................   17
HOW THE FUND VALUES ITS SHARES..............................................   17
HOW THE FUND CALCULATES PERFORMANCE.........................................   18
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   18
GENERAL INFORMATION.........................................................   21
  Description of Shares.....................................................   21
  Additional Information....................................................   21
SHAREHOLDER GUIDE...........................................................   22
  How to Buy Shares of the Fund.............................................   22
  Alternative Purchase Plan.................................................   23
  How to Sell Your Shares...................................................   26
  Conversion Feature--Class B Shares........................................   29
  How to Exchange Your Shares...............................................   30
  Shareholder Services......................................................   31
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------


MF120A


                                       Class A:    74435M-67-1
                        CUSIP Nos.:    Class B:    74435M-68-9
                                       Class C:    74435M-55-6

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

MICHIGAN SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(New Jersey Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (New Jersey Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from New Jersey State income tax and federal income tax consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.


This Prospectus sets forth concisely the information about the Fund and the New Jersey Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New Jersey Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from New Jersey State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New Jersey State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New Jersey State and federal income taxes (New Jersey Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New Jersey Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New Jersey Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 14. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which are considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 13. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 16.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 17.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 33.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:


     - Class A Shares:      Sold with an initial sales charge of up to 3% of the
                            offering price.
     - Class B Shares:      Sold without an initial sales charge but are subject
                            to a CDSC (declining from 5% to zero of the lower of
                            the amount invested or the redemption proceeds)
                            which will be imposed on certain redemptions made
                            within six years of purchase. Although Class B
                            shares are subject to higher ongoing
                            distribution-related expenses than Class A shares,
                            Class B shares will automatically convert to Class A
                            shares (which are subject to lower ongoing
                            distribution-related expenses) approximately seven
                            years after purchase.
     - Class C Shares:      Sold with an initial sales charge of 1% of the
                            offering price and are also subject to a CDSC of 1%
                            on redemptions for a period of 18 months after
                            purchase. Class C shares are subject to higher
                            ongoing distribution-related expenses than Class A
                            shares but, unlike Class B shares, do not convert to
                            another class.
     - Class Z Shares:      Sold without either an initial sales charge or CDSC
                            to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.



    See "Shareholder Guide--Alternative Purchase Plan" at page 25.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 28.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES
                              (NEW JERSEY SERIES)


                                                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                                    --------------   --------------   --------------   --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price)................        3%              None              1%              None
    Maximum Deferred Sales Load (as a percentage
     of original purchase price or redemption
     proceeds, whichever is lower)................       None        5% during the        1% on             None
                                                                      first year,      redemptions
                                                                     decreasing by    made within 18
                                                                     1% annually to     months of
                                                                       1% in the         purchase
                                                                       fifth and
                                                                      sixth years
                                                                       and 0% the
                                                                     seventh year*
    Maximum Sales Load Imposed on Reinvested
     Dividends....................................       None             None             None             None
    Redemption Fees...............................       None             None             None             None
    Exchange Fee..................................       None             None             None             None



                                                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES    CLASS Z SHARES
                                                    --------------   --------------   --------------   -----------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees...............................            .50%             .50%             .50%                .50%
    12b-1 Fees (After Reduction)..................            .25++            .50              .75++        None
    Other Expenses................................            .11              .11              .11                 .11
                                                                                                                     --
                                                              ---              ---              ---
    Total Fund Operating Expenses (After
     Reduction)...................................            .86%            1.11%            1.36%                .61%
                                                                                                                     --
                                                                                                                     --
                                                              ---              ---              ---
                                                              ---              ---              ---



                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
EXAMPLE
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:
    Class A.......................................  $    39    $    57    $    76    $   133
    Class B.......................................  $    61    $    65    $    71    $   125
    Class C.......................................  $    34    $    43    $    74    $   162
    Class Z.......................................  $     6    $    20    $    34    $    76
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A.......................................  $    39    $    57    $    76    $   133
    Class B.......................................  $    11    $    35    $    61    $   125
    Class C.......................................  $    24    $    43    $    74    $   162
    Class Z.......................................  $     6    $    20    $    34    $    76



   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."



+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distribution may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be .91% and 1.61%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                      CLASS A                                       JANUARY
                     --------------------------------------------------------------------------       22,
                                                                                                   1990 (a)
                                               YEAR ENDED AUGUST 31,                                THROUGH
                     --------------------------------------------------------------------------     AUGUST
                     1998     1997     1996      1995      1994      1993       1992      1991     31, 1990
                     -----    -----    -----     -----     -----     -----     ------     -----    ---------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............ $10.97   $10.87   $10.98    $10.81    $11.74    $11.15    $10.73     $10.16      $10.30
                     -----    -----    -----     -----     -----     -----     ------     -----    ---------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............   .53      .55(c)   .57(c)    .61(c)    .61(c)    .64(c)     .67(c)    .69(c)      .41(c)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......   .36      .29     (.07)      .17      (.75)      .71        .51       .59        (.14)
                     -----    -----    -----     -----     -----     -----     ------     -----    ---------
Total from
  investment
  operations........   .89      .84      .50       .78      (.14)     1.35       1.18      1.28         .27
                     -----    -----    -----     -----     -----     -----     ------     -----    ---------

LESS DISTRIBUTIONS
Dividends from net
  investment
  income............  (.53)    (.55)    (.57)     (.61)     (.61)     (.64)      (.67)     (.69)       (.41)
Distributions from
  net realized
  gains.............  (.02)    (.19)    (.04)       --      (.18)     (.12)      (.09)     (.02)         --
                     -----    -----    -----     -----     -----     -----     ------     -----    ---------
Total
  distributions.....  (.55)    (.74)    (.61)     (.61)     (.79)     (.76)      (.76)     (.71)       (.41)
                     -----    -----    -----     -----     -----     -----     ------     -----    ---------
Net asset value, end
  of period......... $11.31   $10.97   $10.87    $10.98    $10.81    $11.74    $11.15     $10.73      $10.16
                     -----    -----    -----     -----     -----     -----     ------     -----    ---------
                     -----    -----    -----     -----     -----     -----     ------     -----    ---------

TOTAL RETURN (d):...  8.40%    7.97%    4.63%     7.55%    (1.27)%   12.57%     11.35%    12.96%       2.70%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)...... $114,090 $95,729  $74,492   $49,666   $14,774   $15,501   $11,941    $8,041      $3,616
Average net assets
  (000)............. $107,206 $89,280  $61,837   $30,290   $15,334   $13,444   $9,759     $5,637      $1,902
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fees.............   .71%     .70%(c)   .67%(c)   .55%(c)   .58%(c)   .61%(c)    .48%(c)   .29%(c)      .20%(b)(c)
  Expenses,
   excluding
   distribution
   fees.............   .61%     .60%(c)   .57%(c)   .45%(c)   .48%(c)   .51%(c)    .38%(c)   .19%(c)      .10%(b)(c)
  Net investment
   income...........  4.85%    5.03%(c)  5.19%(c)  5.65%(c)  5.42%(c)  5.63%(c)   6.14%(c)  6.58%(c)     6.79%(b)(c)
Portfolio turnover
  rate..............    18%      25%      62%       37%       34%       32%        38%      116%         87%


---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.


   (c) Net of management and/or distribution fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                  CLASS B
                ------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                ------------------------------------------------------------------------------------------------------------
                 1998      1997        1996        1995        1994        1993        1992        1991        1990    1989 (b)
                -------   -------     -------     -------     -------     -------     -------     -------     ------   -----

PER SHARE
  OPERATING
  PERFORMANCE:
Net asset
  value,
  beginning of
  year......... $ 10.97   $ 10.87     $ 10.98     $ 10.81     $ 11.74     $ 11.15     $ 10.73     $ 10.16     $10.33   $9.95
                -------   -------     -------     -------     -------     -------     -------     -------     ------   -----
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income.......     .50     .50(a)      .53(a)      .57(a)      .56(a)      .59(a)      .63(a)      .65(a)     .67(a)  .73(a)
Net realized
  and
  unrealized
  gain (loss)
  on investment
transactions...     .36       .29        (.07)        .17        (.75)        .71         .51         .59       (.14)    .38
                -------   -------     -------     -------     -------     -------     -------     -------     ------   -----
Total from
  investment
  operations...     .86       .79         .46         .74        (.19)       1.30        1.14        1.24        .53    1.11
                -------   -------     -------     -------     -------     -------     -------     -------     ------   -----
LESS
  DISTRIBUTIONS
Dividends from
  net
  investment
  income.......    (.50)     (.50)       (.53)       (.57)       (.56)       (.59)       (.63)       (.65)      (.67)   (.73)
Distributions
  from net
  realized
  gains........    (.02)     (.19)       (.04)         --        (.18)       (.12)       (.09)       (.02)      (.03)     --
                -------   -------     -------     -------     -------     -------     -------     -------     ------   -----
Total
distributions...    (.52)    (.69)       (.57)       (.57)       (.74)       (.71)       (.72)       (.67)      (.70)   (.73)
                -------   -------     -------     -------     -------     -------     -------     -------     ------   -----
Net asset
  value, end of
  year......... $ 11.31   $ 10.97     $ 10.87     $ 10.98     $ 10.81     $ 11.74     $ 11.15     $ 10.73     $10.16   $10.33
                -------   -------     -------     -------     -------     -------     -------     -------     ------   -----
                -------   -------     -------     -------     -------     -------     -------     -------     ------   -----
TOTAL RETURN
  (c):.........    7.97%     7.54%       4.22%       7.12%      (1.67)%     12.12%      10.93%      12.52%      5.28%  11.48%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end
  of year
  (000)........ $117,099  $144,992    $188,315    $246,202    $323,077    $351,878    $295,781    $244,322    $180,636 $125,650
Average net
  assets
  (000)........ $128,382  $162,330    $222,235    $274,995    $343,941    $316,372    $269,318    $208,893    $155,162 $79,269
Ratios to
  average net
  assets:
  Expenses,
   including
   distribution
   fees........    1.11%     1.10%(a)    1.07%(a)     .95%(a)     .98%(a)    1.01%(a)     .88%(a)     .69%(a)    .50%(a)   .20%(a)
  Expenses,
   excluding
   distribution
   fees........     .61%      .60%(a)     .57%(a)     .45%(a)     .48%(a)     .51%(a)     .38%(a)     .19%(a)    .10%(a)   .14%(a)
  Net
   investment
   income......    4.46%     4.64%(a)    4.80%(a)    5.30%(a)    5.02%(a)    5.23%(a)    5.74%(a)    6.18%(a)   6.50%(a)  6.55%(a)
Portfolio
  turnover
  rate.........      18%       25%         62%         37%         34%         32%         38%        116%        87%     20%


---------------


   (a) Net of expense subsidy and management and/or distribution fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).



   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.



   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. All of the years above are full years.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996 and the period August 1, 1994 through August 31, 1994 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                  CLASS C
                                              -----------------------------------------------       AUGUST 1,
                                                                                                    1994 (a)
                                                           YEAR ENDED AUGUST 31,                     THROUGH
                                              -----------------------------------------------      AUGUST 31,
                                                1998         1997         1996         1995           1994
                                              --------     --------     --------     --------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......    $  10.97     $  10.87     $  10.98     $  10.81        $ 10.83
                                              --------     --------     --------     --------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................         .47          .48(c)       .50(c)       .54(c)         .04(c)
Net realized and unrealized gain (loss) on
  investment transactions.................         .36          .29         (.07)         .17           (.02)
                                              --------     --------     --------     --------         ------
Total from investment operations..........         .83          .77          .43          .71            .02
                                              --------     --------     --------     --------         ------
LESS DISTRIBUTIONS
Dividends from net investment income......        (.47)        (.48)        (.50)        (.54)          (.04)
Distributions from net realized gains.....        (.02)        (.19)        (.04)          --             --
                                              --------     --------     --------     --------         ------
Total distributions.......................        (.49)        (.67)        (.54)        (.54)          (.04)
                                              --------     --------     --------     --------         ------
Net asset value, end of period............    $  11.31     $  10.97     $  10.87     $  10.98        $ 10.81
                                              --------     --------     --------     --------         ------
                                              --------     --------     --------     --------         ------
TOTAL RETURN (d):.........................        7.70%        7.27%        3.96%        6.86%          0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........    $  1,354     $  1,637     $  1,961     $  1,502        $   240
Average net assets (000)..................    $  1,274     $  1,894     $  1,735     $    790        $    11
Ratios to average net assets:
  Expenses, including distribution fee....        1.36%        1.35%(c)     1.32%(c)     1.20%(c)       1.29%(b)(c)
  Expenses, excluding distribution fee....         .61%         .60%(c)      .57%(c)      .45%(c)        .54%(b)(c)
  Net investment income...................        4.21%        4.39%(c)     4.54%(c)     4.99%(c)       5.06%(b)(c)
Portfolio turnover rate...................          18%          25%          62%          37%            34%


------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.


  (c) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


  (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)



  The following financial highlights for the Class Z shares for the year ended August 31, 1998 and for the period from December 6, 1996 through August 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                     CLASS Z
                                         -------------------------------
                                                           DECEMBER 6,
                                                             1996 (a)
                                           YEAR ENDED        THROUGH
                                           AUGUST 31,       AUGUST 31,
                                              1998             1997
                                         --------------   --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...      $ 10.98          $ 11.10
                                              ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................          .55              .41(d)
Net realized and unrealized gain (loss)
on investment transactions.............          .36              .07
                                              ------           ------
Total from investment operations.......          .91              .48
                                              ------           ------
LESS DISTRIBUTIONS
Dividends from net investment income...         (.55)            (.41)
Distributions from net realized gains
  on investment transactions...........         (.02)            (.19)
                                              ------           ------
Total distributions....................         (.57)            (.60)
                                              ------           ------
Net asset value, end of period.........      $ 11.32          $ 10.98
                                              ------           ------
                                              ------           ------
TOTAL RETURN (B):......................         8.51%            4.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........      $    92          $    15
Average net assets (000)...............      $    30          $    10
Ratios to average net assets:
  Expenses.............................          .61%             .60%(c)(d)
  Net investment income................         4.96%            5.13%(c)(d)
Portfolio turnover rate................           18%              25%


------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.


  (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW JERSEY SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NEW JERSEY STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX (NEW JERSEY OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New Jersey law, as long as the Series qualifies as a qualified investment fund, dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey Obligations and other obligations exempt from State and local taxation by the laws of New Jersey or the United States. New Jersey Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.



  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' NAV will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN NEW JERSEY OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN NEW JERSEY OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment advisor will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa                                             67.80   %
          AA/Aa                                               13.02   %
          A/A                                                  5.12   %
          BBB/Baa                                              4.00   %
          Unrated
            AAA/Aaa                                            2.51   %
            BBB/Baa                                             .75   %
            BB                                                 5.14   %
            B                                                  1.66   %


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase New Jersey Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular New Jersey Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW JERSEY OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in New Jersey Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New Jersey Obligations or may invest its assets so that more than 20% of the income is subject to New Jersey or federal income taxes. However, the Series must invest at least 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto that are related to the Series' business of investing in securities (Related Financial Instruments)) in obligations exempt from New Jersey personal income tax in order for its distributions to remain exempt from such tax. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  If the Series fails to qualify as a qualified investment fund under New Jersey law, distributions to its shareholders will be subject to New Jersey income tax. To meet the requirements for a qualified investment fund, the Series must have 100% of its investments in interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and Related Financial Instruments.


  THE SERIES IS AUTHORIZED TO ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. The Series may acquire puts on securities in its portfolio for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying securities. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW JERSEY OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New Jersey Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.


  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON. THE SERIES MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON TO THE EXTENT THEY ARE RELATED FINANCIAL INSTRUMENTS FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO

PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.



  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW JERSEY OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW JERSEY OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW JERSEY OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. The favorable economy in New Jersey has been producing strong revenue growth. New Jersey estimates finishing fiscal year 1998 with total revenue of $16.9 billion, $610 million more than anticipated when revenues were certified by the Governor in June 1997. The three largest taxes, gross income, sales and use, and corporate business, account for

67 percent of total revenue and are forecast to yield $11.4 billion, an increase of $507 million from that estimated in June 1997. Revenues for fiscal year 1999 are expected to increase more modestly as the national economy slows to more sustainable long-run growth levels.



  For the last six fiscal years, the State has used non-recurring revenues and expenditure deferrals to balance its budget. The estimated undesignated balances was $1.1 billion for the end of fiscal year 1998 budget. The 1999 budget includes appropriations totalling $18.1 billion, up $1.1 billion or 6 percent from fiscal year 1998. The State anticipates revenues of $17.7 billion in fiscal year 1999 and a structural deficit of less than $400 million. The structural deficit has been decreasing since fiscal year 1994, when it was $1.586 billion.



  As of August 1998, two major bond rating services, Moody's and Fitch, each had rated New Jersey general obligation bonds Aa1 and AA+, respectively. In September 1998, Moody's upgraded from "negative" to "stable" its outlook of New Jersey's general creditworthiness, in part because the State Supreme Court did not order a massive increase in school funding earlier in 1998.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."


  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of

1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the year ended August 31, 1998, total expenses of the Series as a percentage of average net assets, net of management fee waivers, were .71%, 1.11%, 1.36% and .61% for the Series' Class A, Class B, Class C and Class Z shares, respectively. See "Financial Highlights" above and "Fee Waivers and Subsidy" below.


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.

  The current portfolio managers of the Series are Peter Allegrini and Scott Diamond, who share responsibility for the day-to-day management of the Series' portfolio. They have managed the portfolio since October 1997. From 1982 to 1986, Mr. Allegrini was employed by Fidelity Investments as a senior bond analyst and, from 1986 to 1994, he was a portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund and has been employed by PIC in various capacities since 1993. Scott Diamond has been employed by PIC in various capacities since 1993.


  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


FEE WAIVERS AND SUBSIDY



  PIFM may from time to time waive its management fee or a portion thereof and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver or expense subsidy. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. THE DISTRIBUTOR ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. This voluntary waiver may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS



  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For capital gains realized upon the sale of assets by the Series, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.



  Under New Jersey law, as long as the Series qualifies as a qualified investment fund, dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on, and gain realized from the sale or exchange of, New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey and the United States. Dividends paid to corporate shareholders will be subject to the New Jersey corporation business tax or corporation income tax and may increase liability under the federal alternative minimum tax.



  The shareholders of a corporation may elect to treat the corporation as an S corporation for New Jersey tax purposes. Dividends paid by the Series to an S corporation shareholder will be subject to the New Jersey corporation business tax at a rate of 2 percent. Although shareholders of an S corporation generally are subject to the New Jersey gross income tax to the extent of the shareholder's pro rata share of the S corporation's income, dividends and gain, as long as the Series qualifies as a qualified investment fund, the shareholder's pro rata share of dividends paid by the Series to the S corporation will be exempt from the New Jersey gross income tax.



  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.


  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any distributions are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below and "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.



  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.



  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.



  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston,

Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund (New Jersey Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.



  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (New Jersey Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                        SALES CHARGE                  DAILY NET ASSETS)               OTHER INFORMATION
           ---------------------------------------  ---------------------  ---------------------------------------
CLASS A    Maximum initial sales charge of 3% of    .30 of 1%              Initial sales charge waived or reduced
           the public offering price                                       for certain purchases

CLASS B    Maximum contingent deferred sales        .50 of 1%              Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                           approximately seven years after
           the amount invested or the redemption                           purchase
           proceeds; declines to zero after six
           years

CLASS C    Maximum initial sales charge of 1% of    1% (currently being    Shares do not convert to another class
           the public offering price and maximum    charged at a rate of
           CDSC of 1% of the lesser of the amount   .75 of 1%)
           invested or the redemption proceeds on
           redemptions made within 18 months of
           purchase

CLASS Z    None                                             None           Sold to a limited group of investors



  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class and (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A, Class B and Class C shares than for selling Class Z shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:


  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to pruchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this peirod of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $99,999                  3.00%              3.09%               3.00%
$100,000 to $249,999               2.50               2.56                2.50
$250,000 to $499,999               1.50               1.52                1.50
$500,000 to $999,999               1.00               1.01                1.00
$1,000,000 and above               None               None                None


  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from their own resources based on a percentage of the NAV of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares -- Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed -- Distributor."



  WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES



  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


  CLASS Z SHARES


  Class Z shares of the Fund are currently available for purchase by the following categories of investors:



(i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(iii) employees of Prudential or Prudential Securities who participate in a employer-sponsored employee saving plan.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee, based on a percentage of the NAV of shares sold by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER, IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.



  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Series to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                  CONTINGENT DEFERRED
                                                         SALES
                                                 CHARGE AS A PERCENTAGE
      YEAR SINCE PURCHASE                        OF DOLLARS INVESTED OR
      PAYMENT MADE                                REDEMPTION PROCEEDS
      -----------------------------------------  ----------------------
      First....................................              5.0%
      Second...................................              4.0
      Third....................................              3.0
      Fourth...................................              2.0
      Fifth....................................              1.0
      Sixth....................................              1.0
      Seventh..................................             None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.



  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.



  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge.

You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.



  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a COMMAND Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.



  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa: Bonds which are rated Baa are considered as medium grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



SHORT-TERM DEBT RATINGS



  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.



  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  Prime-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


       TAXABLE BOND FUNDS
     -----------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


       TAX-EXEMPT BOND FUNDS
     ---------------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


       GLOBAL FUNDS
     -----------------------

Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


       EQUITY FUNDS
     -----------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund, Inc.
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


       MONEY MARKET FUNDS
     ------------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors
   and Special Characteristics?.............................................    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    9
  Investment Objective and Policies.........................................    9
  Other Investments and Policies............................................   15
  Investment Restrictions...................................................   16
HOW THE FUND IS MANAGED.....................................................   16
  Manager...................................................................   16
  Fee Waivers and Subsidy...................................................   17
  Distributor...............................................................   17
  Portfolio Transactions....................................................   18
  Custodian and Transfer and Dividend
   Disbursing Agent.........................................................   19
  Year 2000.................................................................   19
HOW THE FUND VALUES ITS SHARES..............................................   19
HOW THE FUND CALCULATES PERFORMANCE.........................................   20
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   20
GENERAL INFORMATION.........................................................   23
  Description of Shares.....................................................   23
  Additional Information....................................................   24
SHAREHOLDER GUIDE...........................................................   24
  How to Buy Shares of the Fund.............................................   24
  Alternative Purchase Plan.................................................   25
  How to Sell Your Shares...................................................   28
  Conversion Feature--Class B Shares........................................   31
  How to Exchange Your Shares...............................................   32
  Shareholder Services......................................................   33
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------


MF138A


                                       Class A:    74435M-78-8
                                       Class B:    74435M-79-6
                        CUSIP Nos.:    Class C:    74435M-53-1
                                       Class Z:    74435M-43-2

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

NEW JERSEY SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(New Jersey Money Market Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (New Jersey Money Market Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from New Jersey State and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt New Jersey State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the New Jersey Money Market Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (Commission) in a Statement of Additional Information, dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund and the Series.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New Jersey Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


    The Series' investment objective is to provide the highest level of current income that is exempt from New Jersey State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term New Jersey State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New Jersey State and federal income taxes (New Jersey Obligations). There can be no assurance that the Series will achieve its investment objective. See "How the Fund Invests--Investment Objective and Policies" at page 6.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    It is anticipated that the net asset value per share (NAV) of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant NAV, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.


    In seeking to achieve its investment objective, the Series will invest more than 80% of the value of its total assets in New Jersey Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New Jersey Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' shares. The Series reimburses the Distributor for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15 and "Shareholder Guide--Shareholder Services" at page 23.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the NAV next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 15.


  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 20.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                        (NEW JERSEY MONEY MARKET SERIES)


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................   None
    Maximum Deferred Sales Load.............................   None
    Maximum Sales Load Imposed on Reinvested Dividends......   None
    Redemption Fees.........................................   None
    Exchange Fee............................................   None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.........................................  .500%
    12b-1 Fees..............................................  .125%
    Other Expenses..........................................  .105%
                                                              ------
    Total Fund Operating Expenses...........................  .730%
                                                              ------
                                                              ------



                                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the
  end of each time period:..................................  $    7    $   23    $   41    $    91



  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                                                                    DECEMBER 3,
                                                                                                                     1990 (a)
                                                         YEAR ENDED AUGUST 31,                                        THROUGH
                         --------------------------------------------------------------------------------------     AUGUST 31,
                           1998         1997         1996         1995         1994         1993         1992          1991
                         --------     --------     --------     --------     --------     --------     --------     -----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period...............  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income
  and net realized
  gains................       .03          .03(c)       .03(c)       .03(c)       .02(c)       .02(c)       .04(c)       .03(c)
Dividends and
  distributions to
  shareholders.........      (.03)        (.03)        (.03)        (.03)        (.02)        (.02)        (.04)        (.03)
                         --------     --------     --------     --------     --------     --------     --------     -----------
Net asset value, end of
  period...............  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                         --------     --------     --------     --------     --------     --------     --------     -----------
                         --------     --------     --------     --------     --------     --------     --------     -----------

TOTAL RETURN (D):......      2.87%        2.82%        2.92%        3.15%        1.90%        2.31%        3.48%        3.55%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000).........  $200,915     $199,472     $181,396     $182,453     $158,280     $163,087     $164,092     $117,460
Average net assets
  (000)................  $198,647     $196,223     $192,617     $171,223     $169,123     $170,103     $155,915     $ 89,273
Ratios to average net
  assets:
  Expenses, including
   distribution fee....       .73%         .73%(c)      .70%(c)      .64%(c)      .68%(c)      .64%(c)      .32%(c)      .13%(b)(c)
  Expenses, excluding
   distribution fee....       .60%         .60%(c)      .57%(c)      .51%(c)      .55%(c)      .51%(c)      .19%(c)      .00%(b)(c)
  Net investment
   income..............      2.82%        2.78%(c)     2.89%(c)     3.11%(c)     1.87%(c)     2.02%(c)     3.33%(c)     4.48%(b)(c)


---------------

   (a)  Commencement of investment operations.

   (b)  Annualized.


   (c)  Net of Custodian fee credit.


   (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS CURRENT YIELD based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS EFFECTIVE ANNUAL YIELD ASSUMING DAILY COMPOUNDING. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1998:



Value of hypothetical account at end of period..............  $ 1.000516732
Value of hypothetical account at beginning of period........    1.000000000
                                                              -------------
Base period return..........................................  $  .000516732
                                                              -------------
                                                              -------------
CURRENT YIELD (.000516732 x (365/7))........................          2.69%
EFFECTIVE ANNUAL YIELD, assuming weekly compounding.........          2.73%
TAX-EQUIVALENT CURRENT YIELD 2.69%  DIVIDED BY
  [(1-.0637)(1-.396)].......................................          4.76%


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average maturity of the Series' portfolio on August 31, 1998 was 64 days.



  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. Comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.


                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW JERSEY MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM NEW JERSEY STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES (NEW JERSEY OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New Jersey law, as long as the Series qualifies as a qualified investment fund, dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey or the United States. The New Jersey Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.



  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.



  ALL NEW JERSEY OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSRO'S) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.



  In selecting New Jersey Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSRO's, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a New Jersey Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.



  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Commission. See "How the Fund Values its Shares."


  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW JERSEY OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in New Jersey Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than New Jersey Obligations or may invest its assets so that more than 20% of the income is subject to New Jersey or federal income taxes. However, the Series must invest at least 80% of the aggregate principal amount of all of its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to the Series' business of investing in securities (Related Financial Instruments)) in obligations exempt from New Jersey personal income tax in order for its distributions to remain exempt from such tax.


  If the Series fails to qualify as a qualified investment fund under New Jersey law, distributions to its shareholders will be subject to New Jersey income tax. To meet the requirements for a qualified investment fund, the Series must have 100% of its investments in interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and Related Financial Instruments.



  THE SERIES IS AUTHORIZED TO ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. The Series may acquire puts on securities in its portfolio for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.



  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement, and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets equal or greater in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW JERSEY OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New Jersey Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.


  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN NEW JERSEY OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW JERSEY OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW JERSEY OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE.



  The favorable economy in New Jersey has been producing strong revenue growth. New Jersey estimates finishing fiscal year 1998 with total revenues of $16.9 billion, $610 million more than anticipated when revenues were certified by the Governor in June 1997. The three largest taxes, gross income, sales and use, and corporate business, account for 67 percent of total revenue and are forecasted to yield $11.4 billion, an increase of $507 million from that estimated in June 1997. Revenues for fiscal year 1999 are expected to increase more modestly as the national economy slows to more sustainable long-run growth levels.



  For the last six fiscal years, the State has used non-recurring revenues and expenditure deferrals to balance its budget. The estimated undesignated balance was $1.1 billion for the end of fiscal year 1998 budget. The 1999 budget includes appropriations totalling $18.1 billion, up $1.1 billion or 6 percent from fiscal year 1998. The State anticipates revenues of $17.7 billion in fiscal 1999 and a structural deficit of less than $400 million. The structural deficit has been decreasing since fiscal year 1994, when it was $1.586 billion.



  As of August 1998, two major NRSRO's, Moody's and Fitch, each had rated New Jersey general obligation bonds Aa1 and AA+, respectively. In September 1998, Moody's upgraded from "negative" to "stable" its outlook of New Jersey's general creditworthiness, in part because the State Supreme Court did not order a massive increase in school funding earlier in 1998.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it might extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES

  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of its average net assets were .73%. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH

SERVICES. PIC'S ADDRESS IS PRUDENTIAL PLAZA, NEWARK, NEW JERSEY 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.



  PIFM and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


  FEE WAIVERS

  PIFM may from time to time waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. The Series is not required to reimburse PIFM for such management fee waiver. See "Calculation of Yield" and "Fund Expenses."


DISTRIBUTOR



  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.



  The distribution and/or service fees may also be used by the Distributor to compensate Dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the year ended August 31, 1998, the Series paid a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.



  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.



  The Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. The Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the Series. The Series will not be obligated to pay distribution and service fees incurred under the Plan if it is terminated or not continued.

PORTFOLIO TRANSACTIONS


  Affiliates of the Distributor may act as a broker for the Series, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service provides, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series portfolio securities do not materially affect the NAV.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Taxes, Dividends and Distribution" in the Statement of Additional Information.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Recent legislation created various categories of capital gains applicable to individuals. For capital gains recognized upon the sale of assets by the Series after December 31, 1997, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have capital gains from the sale of assets held for more than 12 months.



  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.



  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under New Jersey law, as long as the Series qualifies as a qualified investment fund, dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on, and gain realized from the sale or exchange of, New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey and the United States. Dividends paid to corporate shareholders will be subject to the New Jersey corporation business tax or corporation income tax and may increase liability under the federal alternative minimum tax.



  The shareholders of a corporation may elect to treat the corporation as an S corporation for New Jersey tax purposes. Dividends paid by the Series to an S corporation shareholder will be subject to the New Jersey corporation business tax at a rate of 2 percent. Although shareholders of an S corporation generally are subject to the New Jersey gross income tax to the extent of the shareholder's pro rata share of the S corporation's income, dividends and gain, as long as the Series qualifies as a qualified investment fund, the shareholder's pro rata share of dividends paid by the Series to the S corporation will be exempt from the New Jersey gross income tax.



  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "Shareholder Guide -- How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of the year's dividends and distributions.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Money Market Series and the New York Series, offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series offer four classes, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the COMMAND Account program

(if the Series is designated as your primary fund) and certain employee and retirement savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment if $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum investment requirement is $1,000 and there is no minimum subsequent investment requirement.


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD THROUGH THE TRANSFER AGENT, WITHOUT A SALES CHARGE, AT THE NAV NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT OF AN ORDER IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNT). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another Dealer, your Dealer will forward a purchase order and payment to the Fund.



  Investors who purchase their shares through a Dealer other than Prudential Securities or Prusec, which Dealer has a clearinghouse arrangement with respect to shares of the Series, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemptions of Shares Purchased through Prudential Securities." For further information, contact your Dealer.



  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.


  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.



  Transactions in shares of the Series may be subject to postage and other charges imposed by the Dealer. Any such charge is retained by the Dealer and is not remitted to the Series.


  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although

Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS)

  Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.


  For accounts other than IRA's and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRA's and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.



  The following chart shows the frequency and amount of the sweep for accounts other than IRA's and Benefit Plans.


                                                               DAILY           MONTHLY
Eligible Credit Balances resulting from the proceeds of
  a securities sale, maturity of a bond or call           $1,000 or more
Eligible Credit Balances resulting from a non-trade
  related credit                                          $10,000 or more
Remaining Eligible Credit Balances                                          $1.00 or more

  All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.


  For the purposes of Autosweep, Benefit Plans include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. IRA' s are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  MANUAL INVESTMENT. Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment."

  Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement).

  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, New Jersey Money Market Series, specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (New Jersey Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL


  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC, Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and the investor will be entitled to dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, New Jersey Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.


  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.


  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND-SM- ACCOUNT AND PRUDENTIAL BUSINESSEDGE-SM- ACCOUNT PROGRAMS



  Shares of the Series are offered to participants in the Prudential Securities COMMAND Account program, an integrated financial services program of Prudential Securities, and in the Prudential BusinessEdge-SM- Account program, an integrated financial services program of Prudential Securities and Prusec. Investors having a COMMAND Account or a BusinessEdge Account program, may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the COMMAND Account and BusinessEdge Account programs) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed

(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities or Prusec of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities or Prusec will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities or Prusec will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the COMMAND Account and BusinessEdge Account programs.



  Redemptions will be automatically effected by Prudential Securities or Prusec to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND or BusinessEdge programs, such as those incurred by use of the Visa-Registered Trademark- Gold Account, in the case of the COMMAND program, and the Visa-Registered Trademark- Account, in the case of the BusinessEdge program, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month, and each COMMAND and BusinessEdge Account will automatically be scanned for debits each business day as of the close of business on that day for all cash advances and check charges as incurred and, in the case of BusinessEdge Accounts, for all Visa purchases. After application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND or BusinessEdge program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. With respect to COMMAND Accounts, the single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account and BusinessEdge Account participants will not be entitled to dividends declared on the date of redemption.



  For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free). For information on the BusinessEdge Account program, you should telephone (888) 802-5864 (toll-free).


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES."


  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.



  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the Commission so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the Commission may permit for protection of the Series' shareholders.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.


  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total NAV of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by Prudential Securities.


  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC at the address set forth above.


  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.


  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.


  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder.



  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series' shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a CDSC can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, you can take advantage of the following services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a COMMAND Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent,
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


       TAXABLE BOND FUNDS
     -----------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


       TAX-EXEMPT BOND FUNDS
     --------------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


       GLOBAL FUNDS
     -----------------------


Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


       EQUITY FUNDS
     -----------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


       MONEY MARKET FUNDS
     ------------------------------


- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----

FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
CALCULATION OF YIELD........................................................    6
HOW THE FUND INVESTS........................................................    6
  Investment Objective and Policies.........................................    6
  Other Investments and Policies............................................    9
  Investment Restrictions...................................................   10
HOW THE FUND IS MANAGED.....................................................   10
  Manager...................................................................   10
  Distributor...............................................................   11
  Portfolio Transactions....................................................   12
  Custodian and Transfer and Dividend Disbursing Agent......................   12
  Year 2000.................................................................   12
HOW THE FUND VALUES ITS SHARES..............................................   12
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   13
GENERAL INFORMATION.........................................................   14
  Description of Shares.....................................................   14
  Additional Information....................................................   15
SHAREHOLDER GUIDE...........................................................   15
  How to Buy Shares of the Fund.............................................   15
  How to Sell Your Shares...................................................   20
  How to Exchange Your Shares...............................................   22
  Shareholder Services......................................................   23
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  A-1


-------------------------------------------


MF147A


                          CUSIP No:  74435M-76-2

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

NEW JERSEY
MONEY MARKET
SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(New York Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (New York Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund and the New York Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 14. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which are considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 13. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?



    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 32.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.


     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase.
                         Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.



     - Class C Shares:   Sold with an initial sales charge of 1% of the
                         offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.



     - Class Z Shares:   Sold without either an initial sales charge or CDSC
                         to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.


    See "Shareholder Guide--Alternative Purchase Plan" at page 24.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 27.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                               (NEW YORK SERIES)


                                 CLASS A SHARES            CLASS B SHARES                   CLASS C SHARES          CLASS Z SHARES
                                 ---------------   -------------------------------   ----------------------------   ---------------

SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed
     on Purchases (as a
     percentage of offering
     price).....................       3%                       None                              1%                     None
    Maximum Deferred Sales Load
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is lower)........      None            5% during the first year,         1% on redemptions made           None
                                                   decreasing by 1% annually to 1%   within 18 months of purchase
                                                    in the fifth and sixth years
                                                      and 0% the seventh year*
    Maximum Sales Load Imposed
     on Reinvested Dividends....      None                      None                             None                    None
    Redemption Fees.............      None                      None                             None                    None
    Exchange Fee................      None                      None                             None                    None



                                   CLASS A SHARES    CLASS B SHARES   CLASS C SHARES     CLASS Z SHARES
                                  ----------------   --------------   ---------------   ----------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.............          .50%              .50%             .50%               .50%
    12b-1 Fees (After
     Reduction).................          .25%++            .50%             .75%++           None
    Other Expenses..............          .13%              .13%             .13%               .13%
                                                                                                 --
                                          ---               ---              ---
    Total Fund Operating
     Expenses (After
     Reduction).................          .88%             1.13%            1.38%               .63%
                                                                                                 --
                                                                                                 --
                                          ---               ---              ---
                                          ---               ---              ---



                                  1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                  ------   --------   -------   --------
EXAMPLE
You would pay the following
  expenses on a $1,000
  investment, assuming (1) 5%
  annual return and (2)
  redemption at the end of each
  time period:
    Class A.....................    $39        $57      $ 77       $135
    Class B.....................    $62        $66      $ 72       $127
    Class C.....................    $34        $52      $ 83       $171
    Class Z.....................    $ 6        $20      $ 35       $ 79
You would pay the following
  expenses on the same
  investment, assuming no
  redemption:
    Class A.....................    $39        $57      $ 77       $135
    Class B.....................    $12        $36      $ 62       $127
    Class C.....................    $24        $52      $ 83       $171
    Class Z.....................    $ 6        $20      $ 35       $ 79



   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

-----------------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."


+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be .93% and 1.63%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                        CLASS A
                       ---------------------------------------------------------------------------------------------------------
                                                                                                                       JANUARY
                                                                                                                         22,
                                                                                                                       1990 (a)
                                                         YEAR ENDED AUGUST 31,                                         THROUGH
                       ------------------------------------------------------------------------------------------     AUGUST 31,
                        1998       1997        1996        1995        1994        1993        1992        1991          1990
                       -------    -------     -------     -------     -------     -------     -------     -------     ----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............   $ 11.94    $ 11.77     $ 11.91     $ 11.71     $ 12.54     $ 11.75     $ 11.08     $ 10.62        $10.81
                       -------    -------     -------     -------     -------     -------     -------     -------     ----------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............       .60        .61(d)      .63(d)      .66(d)      .67         .70         .71         .72           .42
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......       .42        .43        (.09)        .20        (.83)        .79         .67         .46          (.19)
                       -------    -------     -------     -------     -------     -------     -------     -------     ----------
Total from
  investment
  operations........      1.02       1.04         .54         .86        (.16)       1.49        1.38        1.18           .23
                       -------    -------     -------     -------     -------     -------     -------     -------     ----------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............      (.60)      (.61)       (.63)       (.66)       (.67)       (.70)       (.71)       (.72)         (.42)
Distributions in
  excess of net
  investment
  income............      (.01)        --(e)       --          --          --          --          --          --            --
Distributions from
  net realized
  gains.............      (.05)      (.26)       (.05)         --          --          --          --          --            --
                       -------    -------     -------     -------     -------     -------     -------     -------     ----------
Total
  distributions.....      (.66)      (.87)       (.68)       (.66)       (.67)       (.70)       (.71)       (.72)         (.42)
                       -------    -------     -------     -------     -------     -------     -------     -------     ----------
Net asset value, end
  of period.........   $ 12.30    $ 11.94     $ 11.77     $ 11.91     $ 11.71     $ 12.54     $ 11.75     $ 11.08        $10.62
                       -------    -------     -------     -------     -------     -------     -------     -------     ----------
                       -------    -------     -------     -------     -------     -------     -------     -------     ----------
TOTAL RETURN (c):...      8.71%      9.19%       4.53%       7.70%      (1.38)%     13.06%      12.73%      11.49%         2.03%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......   $176,555   $172,471    $168,037    $163,025    $13,661     $11,821     $ 6,057     $ 2,729        $1,174
Average net assets
  (000).............   $174,485   $173,963    $168,291    $95,024     $13,454     $ 8,755     $ 4,024     $ 1,579        $  588
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............       .73%       .68%(d)     .68%(d)     .69%(d)     .74%        .74%        .74%        .71%          .78%(b)
  Expenses,
   excluding
   distribution
   fee..............       .63%       .58%(d)     .58%(d)     .59%(d)     .64%        .64%        .64%        .61%          .68%(b)
  Net investment
   income...........      4.93%      5.15%(d)    5.24%(d)    5.65%(d)    5.46%       5.78%       6.19%       6.61%         6.41%(b)
Portfolio turnover
  rate..............        33%        43%         92%         57%         49%         44%         45%         78%          127%


---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.


   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                         CLASS B
                      -------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                      -------------------------------------------------------------------------------------------------------------
                       1998        1997        1996        1995        1994        1993      1992      1991      1990      1989(A)
                      -------     -------     -------     -------     -------     -------   -------   -------   -------    --------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year..............  $ 11.94     $ 11.77     $ 11.91     $ 11.71     $ 12.54     $ 11.75   $ 11.08   $ 10.62   $ 10.88    $  10.59
                      -------     -------     -------     -------     -------     -------   -------   -------   -------    --------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............      .55         .56(b)      .58(b)      .61(b)      .62         .65       .66       .67       .65         .65
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......      .42         .43        (.09)        .20        (.83)        .79       .67       .46      (.26)        .29
                      -------     -------     -------     -------     -------     -------   -------   -------   -------    --------
Total from
  investment
  operations........      .97         .99         .49         .81        (.21)       1.44      1.33      1.13       .39         .94
                      -------     -------     -------     -------     -------     -------   -------   -------   -------    --------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............     (.55)       (.56)       (.58)       (.61)       (.62)       (.65)     (.66)     (.67)     (.65)       (.65)
Distributions in
  excess of net
  investment
  income............     (.01)         --(d)       --          --          --          --        --        --        --          --
Distributions from
  net realized
  gains.............     (.05)       (.26)       (.05)         --          --          --        --        --        --          --
                      -------     -------     -------     -------     -------     -------   -------   -------   -------    --------
Total
  distributions.....     (.61)       (.82)       (.63)       (.61)       (.62)       (.65)     (.66)     (.67)     (.65)       (.65)
                      -------     -------     -------     -------     -------     -------   -------   -------   -------    --------
Net asset value, end
  of year...........  $ 12.30     $ 11.94     $ 11.77     $ 11.91     $ 11.71     $ 12.54   $ 11.75   $ 11.08   $ 10.62    $  10.88
                      -------     -------     -------     -------     -------     -------   -------   -------   -------    --------
                      -------     -------     -------     -------     -------     -------   -------   -------   -------    --------
TOTAL RETURN (c):...     8.28%       8.76%       4.12%       7.26%      (1.77)%     12.61%    12.32%    10.96%     3.73%       9.33%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (000)........  $99,823     $112,658    $135,764    $163,013    $331,982    $358,607  $316,472  $293,942  $313,606   $340,728
Average net assets
  (000).............  $104,653    $122,744    $152,656    $230,033    $350,564    $330,823  $303,016  $295,285  $332,580   $353,225
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............     1.13%       1.08%(b)    1.08%(b)    1.11%(b)    1.14%       1.14%     1.14%     1.11%     1.17%       1.05%
  Expenses,
   excluding
   distribution
   fee..............      .63%        .58%(b)     .58%(b)     .61%(b)     .64%        .64%      .64%      .61%      .67%        .64%
  Net investment
   income...........     4.53%       4.75%(b)    4.84%(b)    5.30%(b)    5.06%       5.38%     5.79%     6.21%     6.10%       5.77%
Portfolio turnover
  rate..............       33%         43%         92%         57%         49%         44%       45%       78%      127%         96%


---------------
   (a) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.


   (b) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

   (d)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996 and the period from August 1, 1994 through August 31, 1994, have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                      CLASS C
                                               ------------------------------------------------------
                                                                                         AUGUST 1,
                                                                                          1994 (a)
                                                      YEAR ENDED AUGUST 31,               THROUGH
                                               -----------------------------------       AUGUST 31,
                                               1998   1997      1996        1995            1994
                                               ----   ----     -------     -------     --------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........  $11.94 $11.77   $ 11.91     $ 11.71           $ 11.74
                                               ----   ----     -------     -------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................   .52    .53(b)      .55(b)      .58(b)            .04
Net realized and unrealized gain (loss)
  investment transactions....................   .42    .43        (.09)        .20              (.03)
                                               ----   ----     -------     -------            ------
Total from investment operations.............   .94    .96         .46         .78              (.01)
                                               ----   ----     -------     -------            ------

LESS DISTRIBUTIONS
Dividends from net investment income.........  (.52)  (.53)       (.55)       (.58)             (.04)
Distributions in excess of net investment
  income.....................................  (.01)    --(e)       --          --                --
Distributions from net realized gains........  (.05)  (.26)       (.05)         --                --
                                               ----   ----     -------     -------            ------
Total distributions..........................  (.58)  (.79)       (.60)       (.58)             (.04)
                                               ----   ----     -------     -------            ------
Net asset value, end of period...............  $12.30 $11.94   $ 11.77     $ 11.91           $ 11.71
                                               ----   ----     -------     -------            ------
                                               ----   ----     -------     -------            ------

TOTAL RETURN (d):............................  8.01%  8.49%       3.86%       7.00%             0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............  $1,279 $780     $   876     $   529           $   142
Average net assets (000).....................  $969   $798     $   659     $   325           $    42
Ratios to average net assets:
  Expenses, including distribution fee.......  1.38%  1.33%(b)    1.33%(b)    1.36%(b)          1.62%(c)
  Expenses, excluding distribution fee.......   .63%   .58%(b)     .58%(b)     .61%(b)           .87%(c)
  Net investment income......................  4.28%  4.50%(b)    4.59%(b)    5.05%(b)          5.17%(c)
Portfolio turnover rate......................    33%    43%         92%         57%               49%


---------------

   (a)  Commencement of offering of Class C shares.


   (b) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (c)  Annualized.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)



  The following financial highlights for the Class Z shares for the year ended August 31, 1998 and for the period from December 6, 1996 through August 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                          CLASS Z
                                                              -------------------------------
                                                                                DECEMBER 6,
                                                                                  1996 (a)
                                                                YEAR ENDED        THROUGH
                                                                AUGUST 31,       AUGUST 31,
                                                                   1998             1997
                                                              --------------   --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $ 11.95          $ 12.09
                                                                     ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)...................................            .62              .46(d)
Net realized and unrealized gain (loss) on investment
transactions................................................            .42              .12
                                                                     ------           ------
Total from investment operations............................           1.04              .58
                                                                     ------           ------
LESS DISTRIBUTIONS
Dividends from net investment income........................           (.62)            (.46)
Distributions in excess of net investment income............           (.01)              --(e)
Distributions from net realized gains.......................           (.05)            (.26)
                                                                     ------           ------
Total distributions.........................................           (.68)            (.72)
                                                                     ------           ------
Net asset value, end of period..............................        $ 12.31          $ 11.95
                                                                     ------           ------
                                                                     ------           ------
TOTAL RETURN (b):...........................................           8.81%            5.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................        $   497          $    28
Average net assets (000)....................................        $   116          $    11
Ratios to average net assets:
  Expenses..................................................            .63%             .58%(c)(d)
  Net investment income.....................................           5.03%            5.25%(c)(d)
Portfolio turnover rate.....................................             33%              43%


------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.


  (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


  (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW YORK SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NEW YORK STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. New York Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.



  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' NAV will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the high rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa                                              38.78  %
          AA/Aa                                                 7.48  %
          A/A                                                  30.02  %
          BBB/Baa                                              18.40  %
          BB/Ba                                                 5.32  %


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase New York Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular New York Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not New York City or New York State, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State, New York City or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL
OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT
RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTIONS OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adivser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors of municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.


  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.


  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.



  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW YORK OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. According to the Update to the Annual Information Statement of the State of New York, dated August 3, 1998, the State General Fund reported a $1.56 billion GAAP basis operating surplus for the fiscal year ended March 31, 1998, resulting in the first accumulated surplus (of $567 million) in the General Fund since it began reporting its operations on a GAAP basis. The General Fund accumulated deficit for the fiscal years ended March 31, 1993, 1994, 1995 and 1996 was $2.6 billion, $1.8 billion, $3.3 billion and $2.9 billion, respectively. For the fiscal years ended 1997 and 1998, the General Fund reported a surplus of $1.9 billion and $1.8 billion, respectively. The Comptroller anticipates an operating surplus for the fiscal year 1998-1999 as well. The enacted 1998-1999 budget increases spending more than the past three years, mostly for education and the School Tax Relief (STAR) program fiscal year 1997-1998. The enacted budget included a significantly expanded program of tax reductions, most of which will take effect in the fiscal year 1999-2000. There can be no assurances that the State will not face substantial potential budget gaps in this and future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."


  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average net assets, were .73%, 1.13%, 1.38% and .63% for the Series' Class A, Class B, Class C and Class Z shares, respectively. See "Financial Highlights."


MANAGER

  PRUDENTIAL INVESTMENTS MUTUAL FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT

AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.


  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since April 1996 and has been employed by PIC in various capacities since 1988.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


FEE WAIVERS AND SUBSIDY



  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. THE DISTRIBUTOR ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. This voluntary waiver may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS



  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For capital gains recognized upon the sale of assets by the Series, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) exchanges of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under New York law, dividends paid by the Series are exempt from New York State and New York City income taxes for resident individuals to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York Obligations.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.


  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below and "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.



  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.



  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.



  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund (New York Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the caculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.



  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (New York Series), the name of the Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum initial sales charge of 1%    1% (currently being charged at a      Shares do not convert to another
             of the public offering price and      rate of .75 of 1%)                    class
             maximum CDSC of 1% of the lesser of
             the amount invested or the
             redemption proceeds on redemptions
             made within 18 months of purchase

CLASS Z      None                                  None                                  Sold to a limited group of
                                                                                         investors



  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.



  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A, Class B and Class C shares than for selling Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).


  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:



  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None


  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC, and the distribution fee. See "How the Fund is Managed--Distributor."



  WAIVER OF INITAL SALES CHARGE--CLASS C SHARES



  INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


  CLASS Z SHARES


  Class Z shares of the Fund are currently available for purchase by the following categories of investors:



(i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(iii) employees of Prudential or Prudential Securities who participate in a employer-sponsored employee saving plan.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee, based on a percentage of the NAV of shares sold by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P .O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.



  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                        CONTINGENT DEFERRED SALES
                                                                         CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                      OF DOLLARS INVESTED OR
PAYMENT MADE                                                               REDEMPTION PROCEEDS
----------------------------------------------------------------------  -------------------------
First.................................................................               5.0%
Second................................................................               4.0
Third.................................................................               3.0
Fourth................................................................               2.0
Fifth.................................................................               1.0
Sixth.................................................................               1.0
Seventh...............................................................              None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.



  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge.

You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.



  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a COMMAND Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa: Bonds which are rated Baa are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.


  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



SHORT-TERM DEBT RATINGS



  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.



  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.


  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Purdential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.


Prudential Emerging Growth Fund Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------


- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    9
  Investment Objective and Policies.........................................    9
  Other Investments and Policies............................................   14
  Investment Restrictions...................................................   15
HOW THE FUND IS MANAGED.....................................................   15
  Manager...................................................................   15
  Fee Waivers and Subsidy...................................................   16
  Distributor...............................................................   16
  Portfolio Transactions....................................................   18
  Custodian and Transfer and Dividend Disbursing Agent......................   18
  Year 2000.................................................................   18
HOW THE FUND VALUES ITS SHARES..............................................   18
HOW THE FUND CALCULATES PERFORMANCE.........................................   19
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   19
GENERAL INFORMATION.........................................................   21
  Description of Shares.....................................................   21
  Additional Information....................................................   22
SHAREHOLDER GUIDE...........................................................   23
  How to Buy Shares of the Fund.............................................   23
  Alternative Purchase Plan.................................................   24
  How to Sell Your Shares...................................................   27
  Conversion Feature--Class B Shares........................................   30
  How to Exchange Your Shares...............................................   31
  Shareholder Services......................................................   32
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------


MF122A


                                       Class A:    74435M-74-7
                        CUSIP Nos.:    Class B:    74435M-75-4
                                       Class C:    74435M-52-3
                                       Class Z:    74435M-44-0

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

NEW YORK SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(New York Money Market Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (New York Money Market Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the highest level of current income that is exempt from New York State, New York City and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt New York State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the New York Money Market Series that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund and the Series.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


    The Series' investment objective is to provide the highest level of current income that is exempt from New York State, New York City and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term New York State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York Obligations). There can be no assurance that the Series will achieve its investment objective. See "How the Fund Invests--Investment Objective and Policies" at page 6.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    It is anticipated that the net asset value per share (NAV) of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant NAV, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' shares. The Series reimburses the Distributor for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 24.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the NAV next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.


  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 21.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                         (NEW YORK MONEY MARKET SERIES)

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................   None
    Maximum Deferred Sales Loads............................   None
    Maximum Sales Load Imposed on Reinvested Dividends......   None
    Redemption Fees.........................................   None
    Exchange Fee............................................   None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.........................................   .500%
    12b-1 Fees..............................................   .125%
    Other Expenses..........................................   .065%
                                                              ------
    Total Fund Operating Expenses...........................   .690%
                                                              ------
                                                              ------



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              -------   --------   --------   ---------
EXAMPLE
    You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and (2)
     redemption at the end of each time period:.............  $    7    $    22    $    38    $     86



  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                           YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------------------------------------
                           1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year...... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
Net investment income and
  net realized gains.....     .03      .03      .03      .03      .02      .02      .03      .04      .05      .05

Dividends and
  distributions to
  shareholders...........    (.03)    (.03)    (.03)    (.03)    (.02)    (.02)    (.03)    (.04)    (.05)    (.05)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, end of
  year................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

TOTAL RETURN (A):........    2.94%    2.91%    2.97%    3.06%    1.80%    1.80%    2.93%    4.37%    5.14%    5.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000).................. $412,352 $358,291 $349,470 $324,698 $269,073 $286,304 $249,785 $236,361 $226,758 $184,615
Average net assets
  (000).................. $373,494 $326,092 $336,427 $292,763 $280,492 $275,640 $248,557 $245,494 $218,423 $173,661
Ratios to average net
  assets:
  Expenses, including
   distribution fee......     .69%     .71%     .72%     .73%     .77%     .75%     .76%     .79%     .75%     .79%
  Expenses, excluding
   distribution fee......     .57%     .58%     .60%     .61%     .64%     .63%     .63%     .66%     .62%     .67%
  Net investment
   income................    2.90%    2.87%    2.91%    3.02%    1.78%    1.75%    2.83%    4.23%    4.99%    5.01%


---------------


   (a)  Total return includes reinvestment of dividends and distributions.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS CURRENT YIELD based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS EFFECTIVE ANNUAL YIELD ASSUMING DAILY COMPOUNDING. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1998:



Value of hypothetical account at end of period.........  $1.000511545
Value of hypothetical account at beginning of period...   1.000000000
                                                         ------------
Base period return.....................................  $0.000511545
                                                         ------------
                                                         ------------
CURRENT YIELD (.000536323 X (365/7))...................         2.67%
EFFECTIVE ANNUAL YIELD, assuming daily compounding.....         2.70%
TAX-EQUIVALENT CURRENT YIELD (2.67%  DIVIDED BY
 [(1-.0685)(1-.396)]...................................         4.75%


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1998 was 45 days.



  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. Comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.


                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW YORK MONEY MARKET SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM NEW YORK STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. The New York Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.



  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.



  ALL NEW YORK OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSRO'S) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(II), IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.



  In selecting New York Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSRO's, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a New York Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.



  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Commission. See "How the Fund Values its Shares."


  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not New York City or New York State, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State, New York City or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.



  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.


  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN NEW YORK OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW YORK OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. According to the Annual Information Statement of the State of New York, dated June 26, 1998 ("Annual Information Statement"), the General Fund accumulated deficit for the fiscal years ended March 31, 1995 and 1996 was $3.3 billion and $2.9 billion, respectively. For the fiscal years ended 1997 and 1998, the General Fund reported a surplus of $1.9 billion and $1.56 billion, respectively. According to the Update to the Annual Information Statement, dated August 3, 1998, the State General Fund reported a $1.56 billion GAAP basis operating surplus for the fiscal year ended March 31, 1998, resulting in the first accumulated surplus (of $567 million) in the General Fund since it began reporting its operations on a GAAP basis. The Comptroller anticipates an operating surplus for the fiscal year 1998-1999 as well. The enacted 1998-1999 budget increases spending more than the past three years, mostly for education and the School Tax Relief (STAR) program. The fiscal year 1997-1998 enacted budget included a significantly expanded program of tax reductions, most of which will take effect in the fiscal year 1999-2000. There can be no assurances that the State will not face substantial potential budget gaps this and in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES

  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of its average net assets were .69%. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC'S ADDRESS IS PRUDENTIAL PLAZA, NEWARK, NEW JERSEY 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.



  PIFM and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVERS



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. The Series is not required to reimburse PIFM for such management fee waiver or expense subsidy. See "Fund Expenses" and "Calculation of Yield."



DISTRIBUTOR



  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.



  The distribution and/or service fees may also be used by the Distributor to compensate Dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1998, the Series paid a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.



  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.



  The Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. The Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the Series. The Series will not be obligated to pay distribution and service fees incurred under the Plan if it is terminated or not continued.


PORTFOLIO TRANSACTIONS


  Affiliates of the Distributor may act as a broker for the Series, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service provides, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.


  The Series will compute its NAV once daily on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Recent legislation created various categories of capital gains applicable to individuals. For capital gains recognized upon the sale of assets by the Series after December 31, 1997, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have capital gains from the sale of assets held for more than 12 months.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under New York law, dividends paid by the Series are exempt from New York State and New York City income taxes for resident individuals to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York Obligations.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "Shareholder Guide--How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984 BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Money Market Series and the New York Series, offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series offer four classes, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. Pursuant to the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the COMMAND Account program (if the Series is designated as your primary fund) and certain employee savings and retirement plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum investment requirement is $1,000 and there is no minimum subsequent investment requirement.


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD THROUGH THE TRANSFER AGENT, WITHOUT A SALES CHARGE, AT THE NAV NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT OF AN ORDER IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNT). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another Dealer, your Dealer will forward a purchase order and payment to the Fund.



  Investors who purchase their shares through a Dealer other than Prudential Securities or Prusec, which Dealer has a clearinghouse arrangement with respect to Shares of the Series, may be able to participate in the automatic sweep feature described below under "Purchase through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities." For further information, contact your Dealer.



  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.


  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.



  Transactions in shares of the Series may be subject to postage and other charges imposed by the Dealer. Any such charge is retained by the Dealer and is not remitted to the Series.


  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS)


  Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.



  For accounts other than IRA's and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRA's and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.



  The following chart shows the frequency and amount of the sweep for accounts other than IRA's and Benefit Plans.


                                                               DAILY           MONTHLY
Eligible Credit Balances resulting from the proceeds of
  a securities sale, maturity of a bond or call           $1,000 or more
Eligible Credit Balances resulting from a non-trade
  related credit                                          $10,000 or more
Remaining Eligible Credit Balances                                          $1.00 or more

  All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until the monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.


  For the purposes of Autosweep, Benefit Plans include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. IRA's are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.


  MANUAL INVESTMENT. Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment."


  Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement).

  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, New York Money Market Series, specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (New York Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL


  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC, Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, New York Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.


  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.


  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND-SM- ACCOUNT AND PRUDENTIAL BUSINESSEDGE-SM- ACCOUNT PROGRAMS



  Shares of the Series are offered to participants in the Prudential Securities COMMAND Account program, an integrated financial services program of Prudential Securities, and in the Prudential BusinessEdge-SM- Account program, an integrated financial services program of Prudential Securities and Prusec. Investors having a COMMAND Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the COMMAND Account and BusinessEdge programs) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities or Prusec of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities or Prusec will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities or Prusec will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the COMMAND Account and BusinessEdge programs.



  Redemptions will be automatically effected by Prudential Securities or Prusec to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND or BusinessEdge programs, such as those incurred by use of the Visa-Registered Trademark- Gold Account, in the case of the COMMAND program, and the Visa-Registered Trademark- Account, in the case of the BusinessEdge program, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month, and each COMMAND and BusinessEdge Account will automatically be scanned for debits each business day as of the close of business on that day for all cash advances and check charges as incurred and, in the case of BusinessEdge Account, for all Visa purchases. After application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND or BusinessEdge program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. With respect to COMMAND Accounts, the single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account and BusinessEdge Account participants will not be entitled to dividends declared on the date of redemption.



  For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free). For information on the BusinessEdge Account Program, you should telephone (888) 802-5864 (toll-free).

HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES."


  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.



  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekends or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the Commission so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the Commission may permit for protection of the Series' shareholders.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.


  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total NAV of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by Prudential Securities.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth below and the form returned to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC at the address set forth above.


  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.


  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.


  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder.



  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a CDSC can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal indentification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar amount on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, you can take advantage of the following services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP, you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a COMMAND Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.



  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent.
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


------------------------

        TAXABLE BOND FUNDS
---------------------------------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio

-----------------------

        TAX-EXEMPT BOND FUNDS
---------------------------------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

---------------

        GLOBAL FUNDS
---------------------------------------------------


Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


---------------

        EQUITY FUNDS
---------------------------------------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

---------------------

        MONEY MARKET FUNDS
---------------------------------------------------


- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics.............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
CALCULATION OF YIELD........................................................    6
HOW THE FUND INVESTS........................................................    6
  Investment Objective and Policies.........................................    6
  Other Investments and Policies............................................    9
  Investment Restrictions...................................................   10
HOW THE FUND IS MANAGED.....................................................   10
  Manager...................................................................   10
  Distributor...............................................................   11
  Portfolio Transactions....................................................   11
  Custodian and Transfer and Dividend Disbursing Agent......................   12
  Year 2000.................................................................   12
HOW THE FUND VALUES ITS SHARES..............................................   12
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   13
GENERAL INFORMATION.........................................................   15
  Description of Shares.....................................................   15
  Additional Information....................................................   15
SHAREHOLDER GUIDE...........................................................   16
  How to Buy Shares of the Fund.............................................   16
  How to Sell Your Shares...................................................   21
  How to Exchange Your Shares...............................................   23
  Shareholder Services......................................................   24
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  A-1


-------------------------------------------


MF127A


                              CUSIP No: 74435M-72-1

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

NEW YORK
MONEY MARKET
SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(North Carolina Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (North Carolina Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund and the North Carolina Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http:// www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the North Carolina Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in North Carolina State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from North Carolina State and federal income taxes (North Carolina Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in North Carolina Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of North Carolina Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which are considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objectives and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation, (PIC, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 14.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares at the rate of .25 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 15.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 31.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.


     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase.
                         Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.



     - Class C Shares:   Sold with an initial sales charge of 1% of the
                         offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.


    See "Shareholder Guide--Alternative Purchase Plan" at page 23.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 26.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES
                            (NORTH CAROLINA SERIES)


                                         CLASS A SHARES            CLASS B SHARES                   CLASS C SHARES
                                         ---------------   -------------------------------   ----------------------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)....................       3%                       None                              1%
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)................      None            5% during the first year,         1% on redemptions made
                                                           decreasing by 1% annually to 1%   within 18 months of purchase
                                                            in the fifth and sixth years
                                                              and 0% the seventh year*
    Maximum Sales Load Imposed on
     Reinvested Dividends...............      None                      None                             None
    Redemption Fees.....................      None                      None                             None
    Exchange Fee........................      None                      None                             None



                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                          --------------   --------------   --------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.....................        .50%              .50%            .50%
    12b-1 Fees (After Reduction)........        .25%++            .50%            .75%++
    Other Expenses......................        .24%              .24%            .24%
                                                ---               ---             ---
    Total Fund Operating Expenses (After
     Reduction).........................        .99%             1.24%           1.49%
                                                ---               ---             ---
                                                ---               ---             ---



                                           1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                          ---------   ---------   ---------   ---------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A.............................     $  40       $  61       $  83       $ 148
    Class B.............................     $  63       $  69       $  78       $ 140
    Class C.............................     $  35       $  57       $  91       $ 186
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A.............................     $  40       $  61       $  83       $ 148
    Class B.............................     $  13       $  39       $  68       $ 140
    Class C.............................     $  25       $  57       $  91       $ 186



   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be 1.04% and 1.74%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                                     CLASS A
                      -----------------------------------------------------------------------------------------------------
                                                                                                                JANUARY 22,
                                                                                                                 1990 (a)
                                                      YEAR ENDED AUGUST 31,                                       THROUGH
                      -------------------------------------------------------------------------------------     AUGUST 31,
                       1998      1997        1996        1995        1994       1993       1992       1991         1990
                      -------   -------     -------     -------     ------     ------     ------     ------     -----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $ 11.28   $ 11.06     $ 11.19     $ 11.06     $12.04     $11.37     $10.86     $10.45     $    10.63
                      -------   -------     -------     -------     ------     ------     ------     ------     -----------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............      .55       .54(d)      .53(d)      .60(d)     .61        .65        .67        .67            .41
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......      .41       .38        (.01)        .13       (.76)       .67        .51        .41           (.18)
                      -------   -------     -------     -------     ------     ------     ------     ------     -----------
Total from
  investment
  operations........      .96       .92         .52         .73       (.15)      1.32       1.18       1.08            .23
                      -------   -------     -------     -------     ------     ------     ------     ------     -----------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............     (.55)     (.54)       (.53)       (.60)      (.61)      (.65)      (.67)      (.67)          (.41)
Distributions from
  net realized
  gains.............       --      (.16)       (.12)         --       (.22)        --         --         --             --
Distributions in
  excess of net
  investment
  income............       --(e)      --         --          --         --         --         --         --             --
                      -------   -------     -------     -------     ------     ------     ------     ------     -----------
Total
  distributions.....     (.55)     (.70)       (.65)       (.60)      (.83)      (.65)      (.67)      (.67)          (.41)
                      -------   -------     -------     -------     ------     ------     ------     ------     -----------
Net asset value, end
  of period.........  $ 11.69   $ 11.28     $ 11.06     $ 11.19     $11.06     $12.04     $11.37     $10.86     $    10.45
                      -------   -------     -------     -------     ------     ------     ------     ------     -----------
                      -------   -------     -------     -------     ------     ------     ------     ------     -----------

TOTAL RETURN (c):...     8.72%     8.58%       4.70%       6.86%     (1.35)%    11.99%     11.12%     10.63%          2.09%
RATIOS/SUPPLEMENTAL
  DATA:
Net asset, end of
  period (000)......  $30,149   $29,350     $28,089     $26,519     $2,256     $1,777     $  917     $  362     $       58
Average net assets
  (000).............  $29,617   $29,055     $27,628     $15,244     $2,067     $1,316     $  612     $  246     $       32
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............      .84%      .93%(d)    1.03%(d)     .98%(d)    .88%       .87%       .91%       .99%          1.00%(b)
  Expenses,
   excluding
   distribution
   fee..............      .74%      .83%(d)     .93%(d)     .88%(d)    .78%       .77%       .81%       .89%           .90%(b)
  Net investment
   income...........     4.79%     4.87%(d)    4.78%(d)    5.25%(d)   5.31%      5.55%      5.90%      6.24%          6.24%(b)
Portfolio turnover
  rate..............       27%       35%         23%         28%        17%        38%        36%        27%            24%


---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.


   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).



   (e)  Ordinary income distribution of $.0013 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                  CLASS B
                    ----------------------------------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                    ----------------------------------------------------------------------------------------------------
                     1998       1997       1996       1995       1994      1993      1992      1991      1990     1989 (a)
                    ------     ------     ------     ------     ------    ------    ------    ------    ------    ------
PER SHARE
  OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year............  $11.29     $11.06     $11.19     $11.06     $12.05    $11.37    $10.86    $10.45    $10.65    $10.35
                    ------     ------     ------     ------     ------    ------    ------    ------    ------    ------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income..........     .51        .50(c)     .49(c)     .55(c)     .56       .60       .62       .63       .64      .65
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions....     .40        .39       (.01)       .13       (.77)      .68       .51       .41      (.20)     .30
                    ------     ------     ------     ------     ------    ------    ------    ------    ------    ------
Total from
  investment
  operations......     .91        .89        .48        .68       (.21)     1.28      1.13      1.04       .44      .95
                    ------     ------     ------     ------     ------    ------    ------    ------    ------    ------

LESS DISTRIBUTIONS
Dividends from net
  investment
  income..........    (.51)      (.50)      (.49)      (.55)      (.56)     (.60)     (.62)     (.63)     (.64)    (.65)
Distributions from
  net realized
  gains...........      --       (.16)      (.12)        --       (.22)       --        --        --        --       --
Distributions in
  excess of net
  investment
  income..........      --(d)      --         --         --         --        --        --        --        --       --
                    ------     ------     ------     ------     ------    ------    ------    ------    ------    ------
Total
  distributions...    (.51)      (.66)      (.61)      (.55)      (.78)     (.60)     (.62)     (.63)     (.64)    (.65)
                    ------     ------     ------     ------     ------    ------    ------    ------    ------    ------
Net asset value,
  end of year.....  $11.69     $11.29     $11.06     $11.19     $11.06    $12.05    $11.37    $10.86    $10.45    $10.65
                    ------     ------     ------     ------     ------    ------    ------    ------    ------    ------
                    ------     ------     ------     ------     ------    ------    ------    ------    ------    ------

TOTAL RETURN
  (b):............    8.19%      8.25%      4.28%      6.44%     (1.82)%   11.62%    10.64%    10.17%     4.28%    9.39%

RATIOS/SUPPLEMENTAL
  DATA:
Net asset, end of
  year (000)......  $21,726    $24,952    $31,029    $40,119    $69,448   $75,515   $63,573   $59,875   $57,429   $34,222
Average net assets
  (000)...........  $23,460    $27,703    $35,605    $51,963    $73,606   $67,997   $60,751   $59,071   $56,745   $49,868
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee............    1.24%      1.33%(c)   1.43%(c)   1.34%(c)   1.28%     1.27%     1.31%     1.39%     1.38%    1.39%
  Expenses,
   excluding
   distribution
   fee............     .74%       .83%(c)    .93%(c)    .84%(c)    .78%      .77%      .81%      .89%      .89%     .89%
  Net investment
   income.........    4.39%      4.47%(c)   4.37%(c)   5.10%(c)   4.89%     5.18%     5.58%     5.88%     5.96%    6.06%
Portfolio turnover
  rate............      27%        35%        23%        28%        17%       38%       36%       27%       24%      47%


-----------------


   (a) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.



   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.



   (c) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).



   (d)  Ordinary income distribution of $.0013 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                             CLASS C
                                -----------------------------------------------------------------
                                                                                      AUGUST 1,
                                                                                       1994 (a)
                                             YEAR ENDED AUGUST 31,                     THROUGH
                                ------------------------------------------------      AUGUST 31,
                                  1998       1997         1996          1995             1994
                                --------   --------     --------     -----------     ------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................   $ 11.29    $ 11.06      $ 11.19        $ 11.06            $11.09
                                --------   --------     --------     -----------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........       .48        .47(d)       .46(d)         .52(d)            .04
Net realized and unrealized
  gain (loss) on investment
  transactions................       .40        .39         (.01)           .13             (.03)
                                --------   --------     --------     -----------     ------------
Total from investment
  operations..................       .88        .86          .45            .65               .01
                                --------   --------     --------     -----------     ------------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................      (.48)      (.47)        (.46)          (.52)            (.04)
Distributions from net
  realized gains..............        --       (.16)        (.12)            --                --
Distributions in excess of net
  investment income...........        --(e)       --          --             --                --
                                --------   --------     --------     -----------     ------------
Total distributions...........      (.48)      (.63)        (.58)          (.52)            (.04)
                                --------   --------     --------     -----------     ------------
Net asset value, end of
  period......................   $ 11.69    $ 11.29      $ 11.06        $ 11.19            $11.06
                                --------   --------     --------     -----------     ------------
                                --------   --------     --------     -----------     ------------
TOTAL RETURN (c):.............      7.92%      7.98%        4.03%          6.17%             .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................   $    30    $    62      $    72        $    53               $10
Average net assets (000)......   $    31    $    68      $    69        $    32                $5
Ratios to average net assets:
  Expenses, including
   distribution fee...........      1.49%      1.58%(d)     1.68%(d)       1.63%(d)      1.67%(b)
  Expenses, excluding
   distribution fee...........       .74%       .83%(d)      .93%(d)        .88%(d)       .92%(b)
  Net investment income.......      4.14%      4.22%(d)     4.14%(d)       4.59%(d)      5.06%(b)
Portfolio turnover rate.......        27%        35%          23%            28%              17%


---------------

   (a)  Commencement of offering of Class C shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.


   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).



   (e)  Ordinary income distribution of $.0013 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NORTH CAROLINA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NORTH CAROLINA STATE, MUNICIPAL AND LOCAL GOVERNMENTAL OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES (NORTH CAROLINA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under North Carolina law, dividends distributed by the Series and attributable to interest on obligations issued by North Carolina and its political subdivisions are exempt from North Carolina individual, trust and estate income taxes. See "Taxes, Dividends and Distributions." North Carolina Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.



  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' NAV will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities, provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN NORTH CAROLINA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S)(CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR SALES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE IN SUCH INVESTMENT GRADE RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN NORTH CAROLINA OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P, OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the high rating categories but also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                            PERCENTAGE OF
          RATINGS                         TOTAL INVESTMENTS
          ------------------------------  -----------------
          AAA/Aaa                                 53.85%
          AA/Aa                                   15.67%
          A/A                                     10.65%
          BBB/Baa                                 14.29%
          Unrated
            AAA/Aaa                                0.78%
            B/B                                    3.65%

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase North Carolina Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular North Carolina Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NORTH CAROLINA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from North Carolina and federal income taxes or the Series will have at least 80% of its total assets invested in North Carolina Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than North Carolina Obligations or may invest its assets so that more than 20% of the income is subject to North Carolina State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NORTH CAROLINA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the North Carolina Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATION (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

  LOWER-RATED OR UNRATED OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.


  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.



  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Finally, the Series must eliminate all of its positions in futures contracts and options thereon by December 31 of each year in order to comply with requirements for exemption from the North Carolina intangibles tax.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NORTH CAROLINA OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NORTH CAROLINA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NORTH CAROLINA OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Despite stressful periods during the latest recession that depleted fund reserves and ended with General Fund deficits, since 1994, the State has had a budget surplus, in part as a result of new taxes and fees and spending reductions put in place in the early 1990's. In addition, the State, like the nation, has experienced economic recovery during the 1990's. In the 1996-97 Budget prepared by the Office of the State Budget and Management, it was projected that General Fund Net Revenues, adjusted for all revenue law changes, would increase 3% over 1995-96. In fact, actual General Fund net revenues for 1996-97 increased 8.3% over 1995-96. This increase resulted primarily from growth in the North Carolina economy which resulted in increased personal and corporate income tax receipts. The General Fund balance was approximately $292.2 million and the reserved balance of the General Fund was approximately $880.8 million. However, if either North Carolina or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."


  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average net assets were .84%, 1.24% and 1.49% for the Series' Class A, Class B, Class C shares, respectively. See "Financial Highlights."


MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN

ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.


  The current portfolio manager of the Series is James M. Murphy. Mr. Murphy has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1989.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


FEE WAIVERS AND SUBSIDY



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."



DISTRIBUTOR



  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. This voluntary waiver may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS


  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For capital gains recognized upon the sale of assets by the Series, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital long-term gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  In the opinion of North Carolina tax counsel, distributions will not be subject to North Carolina income tax if made to individual shareholders resident in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the United States Virgin Islands including the governments thereof and their agencies, instrumentalities, and authorities or (ii) attributable to interest on direct obligations of the United States.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.


  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series had a capital loss carryforward as of August 31, 1998 of approximately $174,500, which expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Dividends paid by the Series with respect to each class of shares, to the extent any distributions are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below and also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Application forms can be obtained from the Transfer Agent or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.



  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund (North Carolina Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares).


  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.



  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (North Carolina Series) Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum initial sales charge of 1%    1% (currently being charged at a      Shares do not convert to another
             of the public offering price and      rate of .75 of 1%)                    class
             maximum CDSC of 1% of the lesser of
             the amount invested or the
             redemption proceeds on redemptions
             made within 18 months of purchase



  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, and (iv) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:


  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None


  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.



  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor."



  WAIVER OF INITIAL CHARGE--CLASS C SHARES



  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.

  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                               CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                  OF DOLLARS INVESTED OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     --------------------------
          First.........................                       5.0%
          Second........................                       4.0
          Third.........................                       3.0
          Fourth........................                       2.0
          Fifth.........................                       1.0
          Sixth.........................                       1.0
          Seventh.......................                      None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.



  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute preferential dividends under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.



  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:



  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.



  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a COMMAND Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.



  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks in any amount. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa: Bonds which are rated Baa are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.


  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



SHORT-TERM DEBT RATINGS



  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.



  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.


  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


-----------------------

        TAXABLE BOND FUNDS
---------------------------------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio

-----------------------

        TAX-EXEMPT BOND FUNDS
---------------------------------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

---------------

        GLOBAL FUNDS
---------------------------------------------------


Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


---------------

        EQUITY FUNDS
---------------------------------------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

---------------------

        MONEY MARKET FUNDS
---------------------------------------------------


- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    8
  Investment Objective and Policies.........................................    8
  Other Investments and Policies............................................   13
  Investment Restrictions...................................................   14
HOW THE FUND IS MANAGED.....................................................   14
  Manager...................................................................   14
  Fee Waivers and Subsidy...................................................   15
  Distributor...............................................................   15
  Portfolio Transactions....................................................   17
  Custodian and Transfer and Dividend Disbursing Agent......................   17
  Year 2000.................................................................   17
HOW THE FUND VALUES ITS SHARES..............................................   17
HOW THE FUND CALCULATES PERFORMANCE.........................................   18
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   18
GENERAL INFORMATION.........................................................   21
  Description of Shares.....................................................   21
  Additional Information....................................................   22
SHAREHOLDER GUIDE...........................................................   22
  How to Buy Shares of the Fund.............................................   22
  Alternative Purchase Plan.................................................   23
  How to Sell Your Shares...................................................   26
  Conversion Feature--Class B Shares........................................   29
  How to Exchange Your Shares...............................................   30
  Shareholder Services......................................................   31
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------


MF126A


                                       Class A:    74435M-81-2
                                       Class B:    74435M-82-0
                        CUSIP Nos.:    Class C:    74435M-51-5

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

NORTH CAROLINA
SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(Ohio Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (Ohio Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Ohio State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund and the Ohio Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Ohio Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Ohio State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Ohio State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Ohio State and federal income taxes (Ohio Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Ohio Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Ohio Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page
  13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which are considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies-- Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 14.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 15.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 31.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC. (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:  Sold with an initial sales charge of up to 3% of the offering price.


     - Class B Shares:  Sold without an initial sales charge but are subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.



     - Class C Shares:  Sold with an initial sales charge of 1% of the offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.



    See "Shareholder Guide--Alternative Purchase Plan" at page 23.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 26.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES
                                 (OHIO SERIES)


                                         CLASS A SHARES        CLASS B SHARES        CLASS C SHARES
                                        ----------------     -------------------   -------------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)....................        3%                  None                   1%
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)................       None          5% during the first    1% on redemptions
                                                             year, decreasing by     made within 18
                                                              1% annually to 1%    months of purchase
                                                              in the fifth and
                                                             sixth years and 0%
                                                              the seventh year*
    Maximum Sales Load Imposed on
     Reinvested Dividends...............       None                 None                  None
    Redemption Fees.....................       None                 None                  None
    Exchange Fee........................       None                 None                  None



                                             CLASS A SHARES      CLASS B SHARES        CLASS C SHARES
                                            ----------------   -------------------   -------------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.......................              .50%                  .50%                  .50%
    12b-1 Fees (After Reduction)..........              .25%++                .50%                  .75%++
    Other Expenses........................              .23%                  .23%                  .23%
                                                        ---                   ---                   ---
    Total Fund Operating Expenses (After
     Reduction)...........................              .98%                 1.23%                 1.48%
                                                        ---                   ---                   ---
                                                        ---                   ---                   ---



                                                                             1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                                                            --------   --------   --------   ----------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each time period:
    Class A...............................................................   $   40     $   60     $   83          $147
    Class B...............................................................   $   63     $   69     $   78          $139
    Class C...............................................................   $   35     $   56     $   90          $185
You would pay the following expenses on the same investment, assuming no redemption:
    Class A...............................................................   $   40     $   60     $   83          $147
    Class B...............................................................   $   13     $   39     $   68          $139
    Class C...............................................................   $   25     $   56     $   90          $185



   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------


* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."



+   Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be 1.03% and 1.73%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                      CLASS A
                      --------------------------------------------------------------------------------------------------------
                                                                                                                     JANUARY
                                                                                                                       22,
                                                                                                                     1990 (a)
                                                         YEAR ENDED AUGUST 31,                                       THROUGH
                      -------------------------------------------------------------------------------------------   AUGUST 31,
                       1998        1997        1996        1995        1994        1993        1992        1991        1990
                      -------     -------     -------     -------     -------     -------     -------     -------   ----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $ 11.95     $ 11.70     $ 11.92     $ 11.72     $ 12.38     $ 11.69     $ 11.17     $ 10.71      $10.85
                      -------     -------     -------     -------     -------     -------     -------     -------   ----------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............      .60         .63(b)      .63(b)      .65(b)      .66         .69         .70         .70         .47
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......      .42         .27        (.15)        .20        (.66)        .69         .52         .46        (.14)
                      -------     -------     -------     -------     -------     -------     -------     -------   ----------
Total from
  investment
  operations........     1.02         .90         .48         .85          --        1.38        1.22        1.16         .33
                      -------     -------     -------     -------     -------     -------     -------     -------   ----------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............     (.60)       (.63)       (.63)       (.65)       (.66)       (.69)       (.70)       (.70)       (.47)
Distributions in
  excess of net
  investment
  income............       --(e)       --(e)       --          --          --          --          --          --          --
Distributions from
  net realized
  gains.............     (.06)       (.02)       (.07)         --          --          --          --          --          --
                      -------     -------     -------     -------     -------     -------     -------     -------   ----------
Total
  distributions.....     (.66)       (.65)       (.70)       (.65)       (.66)       (.69)       (.70)       (.70)       (.47)
                      -------     -------     -------     -------     -------     -------     -------     -------   ----------
Net asset value, end
  of period.........  $ 12.31     $ 11.95     $ 11.70     $ 11.92     $ 11.72     $ 12.38     $ 11.69     $ 11.17      $10.71
                      -------     -------     -------     -------     -------     -------     -------     -------   ----------
                      -------     -------     -------     -------     -------     -------     -------     -------   ----------
TOTAL RETURN(d):....     8.80%       7.92%       4.02%       7.59%      (0.01)%     12.12%      11.26%      11.06%       2.58%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......  $51,546     $50,977     $49,851     $51,132     $ 4,749     $ 4,647     $ 2,095     $   923      $  462
Average net assets
  (000).............  $51,082     $51,641     $51,205     $29,904     $ 4,733     $ 2,904     $ 1,289     $   615      $  289
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............      .83%        .80%(b)     .80%(b)     .83%(b)     .84%        .84%        .81%        .93%        .96%(c)
  Expenses,
   excluding
   distribution
   fee..............      .73%        .70%(b)     .70%(b)     .73%(b)     .74%        .74%        .71%        .83%        .86%(c)
  Net investment
   income...........     4.93%       5.37%(b)    5.27%(b)    5.50%(b)    5.45%       5.73%       6.34%       6.34%       6.51%(c)
Portfolio turnover
  rate..............       30%         22%         35%         38%         20%         28%         37%         37%         24%


---------------

   (a)  Commencement of offering of Class A shares.


   (b) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (c)  Annualized.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                   CLASS B
                      --------------------------------------------------------------------------------------------------
                                                            YEAR ENDED AUGUST 31,
                      --------------------------------------------------------------------------------------------------
                       1998     1997       1996       1995       1994      1993      1992      1991      1990     1989 (b)
                      ------   ------     ------     ------     ------    ------    ------    ------    ------    ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year..............  $11.96   $11.71     $11.93     $11.73     $12.38    $11.70    $11.18    $10.71    $10.85    $10.53
                      ------   ------     ------     ------     ------    ------    ------    ------    ------    ------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............     .55      .59(a)     .58(a)     .60(a)     .61       .65       .65       .65       .66      .67
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......     .42      .27       (.15)       .20       (.65)      .68       .52       .47      (.14)     .32
                      ------   ------     ------     ------     ------    ------    ------    ------    ------    ------
Total from
  investment
  operations........     .97      .86        .43        .80       (.04)     1.33      1.17      1.12       .52      .99
                      ------   ------     ------     ------     ------    ------    ------    ------    ------    ------

LESS DISTRIBUTIONS
Dividends from net
  investment
  income............    (.55)    (.59)      (.58)      (.60)      (.61)     (.65)     (.65)     (.65)     (.66)    (.67)
Distributions in
  excess of net
  investment
  income............      --(d)     --(d)     --         --         --        --        --        --        --       --
Distributions from
  net realized
  gains.............    (.06)    (.02)      (.07)        --         --        --        --        --        --       --
                      ------   ------     ------     ------     ------    ------    ------    ------    ------    ------
Total
  distributions.....    (.61)    (.61)      (.65)      (.60)      (.61)     (.65)     (.65)     (.65)     (.66)    (.67)
                      ------   ------     ------     ------     ------    ------    ------    ------    ------    ------
Net asset value, end
  of year...........  $12.32   $11.96     $11.71     $11.93     $11.73    $12.38    $11.70    $11.18    $10.71    $10.85
                      ------   ------     ------     ------     ------    ------    ------    ------    ------    ------
                      ------   ------     ------     ------     ------    ------    ------    ------    ------    ------

TOTAL RETURN(c):....    8.36%    7.49%      3.61%      7.16%     (0.33)%   11.58%    10.79%    10.74%     4.87%    9.68%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (000)........  $35,064  $40,770    $50,998    $62,805    $118,270  $121,937  $102,199  $92,572   $89,183   $87,426
Average net assets
  (000).............  $37,848  $45,503    $57,909    $85,410    $121,365  $110,053  $96,178   $90,437   $89,302   $81,613
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............    1.23%    1.20%(a)   1.20%(a)   1.22%(a)   1.24%     1.24%     1.21%     1.33%     1.32%    1.32%
  Expenses,
   excluding
   distribution
   fee..............     .73%     .70%(a)    .70%(a)    .72%(a)    .74%      .74%      .71%      .83%      .84%     .84%
  Net investment
   income...........    4.54%    4.97%(a)   4.87%(a)   5.27%(a)   5.05%     5.33%     5.73%     5.94%     6.08%    6.17%
Portfolio turnover
  rate..............      30%      22%        35%        38%        20%       28%       37%       37%       24%      41%


-----------------


   (a) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

   (d)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                        CLASS C
                                          --------------------------------------------------------------------
                                                                                                  AUGUST 1,
                                                            YEAR ENDED                             1994 (a)
                                                            AUGUST 31,                             THROUGH
                                          -----------------------------------------------         AUGUST 31,
                                           1998        1997          1996          1995              1994
                                          -------     -------       -------       -------       --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $ 11.96     $ 11.71       $ 11.93       $ 11.73          $   11.75
                                          -------     -------       -------       -------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................      .52         .56(b)        .55(b)        .57(b)             .05
Net realized and unrealized gain (loss)
  on investment transactions............      .42         .27          (.15)          .20               (.02)
                                          -------     -------       -------       -------             ------
Total from investment operations........      .94         .83           .40           .77                .03
                                          -------     -------       -------       -------             ------
LESS DISTRIBUTIONS
Dividends from net investment income....     (.52)       (.56)         (.55)         (.57)              (.05)
Distributions in excess of net
  investment income.....................       --(e)       --(e)         --            --                 --
Distributions from net realized gains...     (.06)       (.02)         (.07)           --                 --
                                          -------     -------       -------       -------             ------
Total distributions.....................     (.58)       (.58)         (.62)         (.57)              (.05)
                                          -------     -------       -------       -------             ------
Net asset value, end of period..........  $ 12.32     $ 11.96       $ 11.71       $ 11.93          $   11.73
                                          -------     -------       -------       -------             ------
                                          -------     -------       -------       -------             ------
TOTAL RETURN(d):........................     8.09%       7.22%         3.36%         6.89%              0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........  $   183     $    71       $    44       $   126          $       5
Average net assets (000)................  $   149     $    57       $    97       $    61          $       2
Ratios to average net assets:
  Expenses, including distribution
   fee..................................     1.48%       1.45%(b)      1.45%(b)      1.49%(b)           2.28%(c)
  Expenses, excluding distribution
   fee..................................      .73%        .70%(b)       .70%(b)       .74%(b)           1.53%(c)
  Net investment income.................     4.26%       4.72%(b)      4.62%(b)      4.76%(b)           4.73%(c)
Portfolio turnover rate.................       30%         22%           35%           38%                20%


------------
  (a)  Commencement of offering of Class C shares.


  (b) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


  (c)  Annualized.

  (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

  (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE OHIO SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM OHIO STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN OHIO STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM OHIO STATE AND FEDERAL INCOME TAXES (OHIO OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Ohio law, dividends paid by the Series are exempt from Ohio personal income tax and municipal and school district income taxes in Ohio for resident individuals to the extent they are properly attributable to interest payments on Ohio Obligations. Ohio Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.



  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' NAV will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN OHIO OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN OHIO OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                   PERCENTAGE OF
RATINGS          TOTAL INVESTMENTS
---------------  -----------------
AAA/Aaa                59.11%
AA/Aa                   5.02%
A/A                     7.79%
BBB/Baa                13.20%
BB/Ba                   2.01%
Unrated
  AAA/Aaa               1.80%
  A/A                   0.82%
  BBB/Baa               7.80%
  B/B                   2.45%


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase Ohio Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Ohio Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN OHIO OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Ohio State and federal income taxes or the Series will have at least 80% of its total assets invested in Ohio Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Ohio Obligations or may invest its assets so that more than 20% of the income is subject to Ohio State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON OHIO OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Ohio Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.

  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.


  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.



  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (i) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (ii) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN OHIO OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM OHIO OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF OHIO OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Ohio has encountered financial difficulties over some prior years. While Ohio has faced revenue shortfalls, the State has acted promptly in addressing budgetary shortfalls with spending reductions and by tax adjustments. The State's 1994-95 biennium ended June 30, 1995 with a General Revenue Fund (GRF) ending balance of $928 million, of which $535.2 million was transferred into the State's Budget Stabilization Fund (BSF), a cash and budgetary management fund (which had a September 17, 1998 balance of over $906 million). In accordance with the GRF Appropriations Act for the 1996-97 biennium, the significant June 30, 1995 GRF balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to other funds, including the BSF, school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund. Fiscal years 1996 and 1997 proved to be another biennium of positive results for the GRF, with a biennium-end fund balance of $835 million. The GRF appropriations act for the 1998-99 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the 1998-99 biennium were included in that appropriations act. If either Ohio or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."


  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average net assets were .83 %, 1.23% and 1.48% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.


  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. Mr. Smith has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


FEE WAIVERS AND SUBSIDY



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES.

The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. This voluntary waiver may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS



  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For capital gains recognized upon the sale of assets by the Series, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.



OHIO TAXES



  Under Ohio law, dividends paid by the Series are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio to the extent such dividends are properly attributable to interest payments on Ohio Obligations, provided that the Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Series consists of Ohio Obligations or similar obligations of other states or their subdivisions. Subject to the same regulated investment company and 50% requirements, dividends paid by the Series are also excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are either excluded from gross income for federal income tax purposes or are properly attributable to interest payments on Ohio Obligations. For purposes of this discussion of Ohio taxes, "Ohio Obligations" means only obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or or its political subdivisions.



  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.


  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for the Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The

Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Payments may be made by wire, check or through your brokerage account. See also "Alternative Purchase Plan" and "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.



  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares).


  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (Ohio Series), Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                        SALES CHARGE                  DAILY NET ASSETS)               OTHER INFORMATION
           ---------------------------------------  ---------------------  ---------------------------------------
CLASS A..  Maximum initial sales charge of 3% of    .30 of 1%              Initial sales charge waived or reduced
           the public offering price                                       for certain purchases

CLASS B..  Maximum contingent deferred sales        .50 of 1%              Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                           approximately seven years after
           the amount invested or the redemption                           purchase
           proceeds; declines to zero after six
           years

CLASS C    Maximum initial sales charge of 1% of    1% (currently being    Shares do not convert to another class
           the public offering price and maximum    charged at a rate of
           CDSC of 1% of the lesser of the amount   .75 of 1%)
           invested or the redemption proceeds on
           redemptions made within 18 months of
           purchase



  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, and (iv) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.



  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge,

(4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).


  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:



  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                                                      DEALER
                           SALES CHARGE AS    SALES CHARGE AS     CONCESSION AS
                            PERCENTAGE OF      PERCENTAGE OF      PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
-------------------------  ----------------   ----------------   ----------------
Less than $99,999                     3.00%              3.09%              3.00%
$100,000 to $249,999                  2.50               2.56               2.50
$250,000 to $499,999                  1.50               1.52               1.50
$500,000 to $999,999                  1.00               1.01               1.00
$1,000,000 and above                  None               None               None


  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from their own resources based on a percentage of the NAV of shares sold by such persons.



  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES



  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor."



  WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES



  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER, IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares" If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your

Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                    5.0       %
          Second........................                    4.0
          Third.........................                    3.0
          Fourth........................                    2.0
          Fifth.........................                    1.0
          Sixth.........................                    1.0
          Seventh.......................                   None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased to $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute preferential dividends under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distribtutions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.



  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:



  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.



  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a COMMAND Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.



  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa: Bonds which are rated Baa are considered as medium grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



SHORT-TERM DEBT RATINGS



  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.



  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


       TAXABLE BOND FUNDS
     -----------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


       TAX-EXEMPT BOND FUNDS
     ---------------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


       GLOBAL FUNDS
     -----------------------

Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


       EQUITY FUNDS
     -----------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


       MONEY MARKET FUNDS
     ------------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.


- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


                  -------------------------------------------

                               TABLE OF CONTENTS


                                             PAGE
                                             -----
FUND HIGHLIGHTS.........................        2
  What are the Series' Risk Factors and
   Special Characteristics?.............        2
FUND EXPENSES...........................        4
FINANCIAL HIGHLIGHTS....................        5
HOW THE FUND INVESTS....................        8
  Investment Objective and Policies.....        8
  Other Investments and Policies........       13
  Investment Restrictions...............       14
HOW THE FUND IS MANAGED.................       14
  Manager...............................       14
  Fee Waivers and Subsidy...............       15
  Distributor...........................       15
  Portfolio Transactions................       16
  Custodian and Transfer and Dividend
   Disbursing Agent.....................       17
  Year 2000.............................       17
HOW THE FUND VALUES ITS SHARES..........       17
HOW THE FUND CALCULATES PERFORMANCE.....       18
TAXES, DIVIDENDS AND DISTRIBUTIONS......       18
GENERAL INFORMATION.....................       20
  Description of Shares.................       20
  Additional Information................       21
SHAREHOLDER GUIDE.......................       22
  How to Buy Shares of the Fund.........       22
  Alternative Purchase Plan.............       23
  How to Sell Your Shares...............       26
  Conversion Feature--Class B Shares....       29
  How to Exchange Your Shares...........       30
  Shareholder Services..................       31
DESCRIPTION OF SECURITY RATINGS.........      A-1
THE PRUDENTIAL MUTUAL FUND FAMILY.......      B-1


-------------------------------------------


MF123A


                                       Class A:    74435M-83-8
                        CUSIP Nos.:    Class B:    74435M-84-6
                                       Class C:    74435M-49-9

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

OHIO SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
(Pennsylvania Series)

----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) (Pennsylvania Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Pennsylvania personal income tax and federal income tax consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series, may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund and the Pennsylvania Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Pennsylvania Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Pennsylvania municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Commonwealth of Pennsylvania personal income tax and federal income tax (Pennsylvania Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Pennsylvania Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Pennsylvania Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special Considerations" at page 13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which are considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at Page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 32.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.


     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase.
                         Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.



     - Class C Shares:   Sold with an initial sales charge of 1% of the
                         offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares, unlike Class B shares, but do not convert to another class.


    See "Shareholder Guide--Alternative Purchase Plan" at page 24.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 27.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                             (PENNSYLVANIA SERIES)


                                          CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                         -----------------  -----------------  -----------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...................         3%                None                1%
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)...............        None           5% during the    1% on redemptions
                                                               first year,      made within 18
                                                            decreasing by 1%       months of
                                                            annually to 1% in      purchase
                                                              the fifth and
                                                             sixth years and
                                                             0% the seventh
                                                                  year*
    Maximum Sales Load Imposed on
     Reinvested Dividends..............        None               None               None
    Redemption Fees....................        None               None               None
    Exchange Fee.......................        None               None               None



                                          CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                         -----------------   -----------------   -----------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees....................         .50%                .50%                .50%
    12b-1 Fees (After Reduction).......         .25++               .50                 .75++
    Other Expenses.....................         .17                 .17                 .17
                                              -----              ------              ------
    Total Fund Operating Expenses (and
     After Reduction)..................         .92%               1.17%               1.42%
                                              -----              ------              ------
                                              -----              ------              ------



                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                             ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class A................................................  $  39   $   58   $   79   $   140
    Class B................................................     62       67       74       132
    Class C................................................     34       54       87       178
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A................................................  $  39   $   58   $   79   $   140
    Class B................................................     12       37       64       132
    Class C................................................     24       54       87       178



   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------


* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."



+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75% of 1% of the average daily net asset value of the Class A and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be .97% and 1.67%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                    CLASS A
                      ----------------------------------------------------------------------------------------------------
                                                                                                              JANUARY 22,
                                                                                                                1990 (a)
                                                     YEAR ENDED AUGUST 31,                                      THROUGH
                      ------------------------------------------------------------------------------------     AUGUST 31,
                       1998       1997       1996       1995       1994       1993       1992       1991          1990
                      -------    -------    -------    -------    -------    -------    -------    -------    ------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $ 10.73    $ 10.49    $ 10.55    $ 10.42    $ 11.21    $ 10.55    $  9.96    $  9.60       $ 9.83
                      -------    -------    -------    -------    -------    -------    -------    -------       ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............      .57        .59(c)     .59(c)     .60(c)     .59        .62        .62        .62(c)       .38(c)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......      .21        .33       (.06)       .13       (.68)       .70        .59        .39         (.23)
                      -------    -------    -------    -------    -------    -------    -------    -------       ------
Total from
  investment
  operations........      .78        .92        .53        .73       (.09)      1.32       1.21       1.01          .15
                      -------    -------    -------    -------    -------    -------    -------    -------       ------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............     (.57)      (.59)      (.59)      (.60)      (.59)      (.62)      (.62)      (.62)        (.38)
Distribution in
  excess of net
  investment
  income............     --(e)      --(e)        --         --         --         --         --         --           --
Distributions from
  net realized
  gains.............     (.02)      (.09)        --         --       (.11)      (.04)        --       (.03)          --
                      -------    -------    -------    -------    -------    -------    -------    -------       ------
Total
  distributions.....     (.59)      (.68)      (.59)      (.60)      (.70)      (.66)      (.62)      (.65)        (.38)
                      -------    -------    -------    -------    -------    -------    -------    -------       ------
Net asset value, end
  of period.........  $ 10.92    $ 10.73    $ 10.49    $ 10.55    $ 10.42    $ 11.21    $ 10.55    $  9.96       $ 9.60
                      -------    -------    -------    -------    -------    -------    -------    -------       ------
                      -------    -------    -------    -------    -------    -------    -------    -------       ------
TOTAL RETURN (d):...     7.55%      9.01%      5.08%      7.35%      (.82)%    12.86%     12.44%     10.82%        1.43%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......  $97,794    $89,604    $69,659    $50,696    $10,651    $ 9,342    $ 5,908    $ 3,521       $1,823
Average net assets
  (000).............  $96,053    $83,552    $59,995    $30,092    $10,315    $ 7,354    $ 4,439    $ 2,366       $  977
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............      .77%       .72%(c)     .75%(c)     .80%(c)     .75%     .78%      .81%       .83%(c)       .78%(b)(c)
  Expenses,
   excluding
   distribution
   fee..............      .67%       .62%(c)     .65%(c)     .70%(c)     .65%     .68%      .71%       .74%(c)       .68%(b)(c)
  Net investment
   income...........     5.26%      5.60%(c)    5.56%(c)    5.76%(c)    5.52%    5.69%     5.99%      6.32%(c)      6.51%(b)(c)
Portfolio turnover
  rate..............       13%        21%        26%        19%        22%        13%        25%        62%          37%


---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.


   (c) Net of expense subsidy/management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                  CLASS B
                 ----------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                 ----------------------------------------------------------------------------------------------------------
                                                                                                                     1989
                  1998       1997       1996       1995       1994       1993       1992       1991       1990        (b)
                 -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
PER SHARE
  OPERATING
  PERFORMANCE:
Net asset
  value,
  beginning of
  period.......  $ 10.72    $ 10.49    $ 10.55    $ 10.42    $ 11.21    $ 10.54    $  9.96    $  9.60    $  9.81    $ 9.47
                 -------    -------    -------    -------    -------    -------    -------    -------    -------    -------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income.......      .53        .55(a)     .55(a)     .56(a)     .55        .57        .58        .58(a)     .61(a)    .65(a)
Net realized
  and
  unrealized
  gain (loss)
  on investment
transactions...      .22        .32       (.06)       .13       (.68)       .71        .58        .39       (.21)      .34
                 -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
    Total from
     investment
  operations...      .75        .87        .49        .69       (.13)      1.28       1.16        .97        .40       .99
                 -------    -------    -------    -------    -------    -------    -------    -------    -------    -------

LESS
  DISTRIBUTIONS
Dividends from
  net
  investment
  income.......     (.53)      (.55)      (.55)      (.56)      (.55)      (.57)      (.58)      (.58)      (.61)     (.65)
Distributions
  in excess of
  net
  investment
  income.......     --(d)      --(d)        --         --         --         --         --         --         --        --
Distributions
  from net
  realized
  gains........     (.02)      (.09)        --         --       (.11)      (.04)        --       (.03)        --        --
                 -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
    Total
    distributions...    (.55)    (.64)    (.55)      (.56)      (.66)      (.61)      (.58)      (.61)      (.61)     (.65)
                 -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net asset
  value, end of
  period.......  $ 10.92    $ 10.72    $ 10.49    $ 10.55    $ 10.42    $ 11.21    $ 10.54    $  9.96    $  9.60    $ 9.81
                 -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
                 -------    -------    -------    -------    -------    -------    -------    -------    -------    -------

TOTAL RETURN
  (c):.........     7.13%      8.58%      4.66%      6.92%     (1.22)%    12.54%     11.92%     10.39%      4.08%    10.75%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end
  of period
  (000)........  $117,678   $135,275   $167,809   $202,633   $257,732   $263,752   $206,028   $170,162   $150,824   $118,280
Average net
  assets
  (000)........  $125,306   $148,394   $189,902   $223,082   $266,594   $229,955   $186,113   $146,591   $141,183   $86,496
Ratios to
  average net
  assets:
  Expenses,
   including
   distribution
   fee.........     1.17%      1.12%(a)    1.15%(a)    1.17%(a)    1.15%    1.18%     1.21%      1.23%(a)    1.02%(a)    .77%(a)
  Expenses,
   excluding
   distribution
   fee.........      .67%       .62%(a)     .65%(a)     .67%(a)     .65%     .68%      .71%       .74%(a)     .53%(a)    .29%(a)
  Net
   investment
   income......     4.87%      5.20%(a)    5.16%(a)    5.44%(a)    5.11%    5.29%     5.59%      5.94%(a)    6.05%(a)   6.27%(a)
Portfolio
  turnover
  rate.........       13%        21%        26%        19%        22%        13%        25%        62%        37%       11%


--------------------


    (a) Net of expense subsidy/management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).


    (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.


    (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.



    (d)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)

  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                          CLASS C
                                               -------------------------------------------------------------
                                                                                                  AUGUST 1,
                                                                                                   1994 (a)
                                                           YEAR ENDED AUGUST 31,                   THROUGH
                                               ---------------------------------------------      AUGUST 31,
                                                1998        1997         1996         1995           1994
                                               -------     -------      -------      -------      ----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........  $ 10.72     $ 10.49      $ 10.55      $ 10.42        $10.44
                                               -------     -------      -------      -------      ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................      .50         .52(d)       .52(d)       .53(d)        .04
Net realized and unrealized gain (loss) on
  investment transactions....................      .22         .32         (.06)         .13          (.02)
                                               -------     -------      -------      -------      ----------
Total from investment operations.............      .72         .84          .46          .66           .02
                                               -------     -------      -------      -------      ----------
LESS DISTRIBUTIONS
Dividends from net investment income.........     (.50)       (.52)        (.52)        (.53)         (.04)
Distributions in excess of net investment
  income.....................................     --(e)       --(e)          --           --            --
Distributions from net realized gains........     (.02)       (.09)          --           --            --
                                               -------     -------      -------      -------      ----------
    Total distributions......................     (.52)       (.61)        (.52)        (.53)         (.04)
                                               -------     -------      -------      -------      ----------
Net asset value, end of period...............  $ 10.92     $ 10.72      $ 10.49      $ 10.55        $10.42
                                               -------     -------      -------      -------      ----------
                                               -------     -------      -------      -------      ----------
TOTAL RETURN (c):............................     6.86%       8.31%        4.41%        6.65%          .14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............  $ 1,113     $   471      $   829      $   336        $   90
Average net assets (000).....................  $   661     $   678      $   704      $   223        $    1
Ratios to average net assets:
  Expenses, including distribution fee.......     1.42%       1.37%(d)     1.40%(d)     1.44%(d)      2.00%(b)
  Expenses, excluding distribution fee.......      .67%        .62%(d)      .65%(d)      .69%(d)      1.25%(b)
  Net investment income......................     4.60%       4.95%(d)     4.91%(d)     5.14%(d)      8.51%(b)
Portfolio turnover rate......................       13%         21%          26%          19%           22%


---------------
   (a)  Commencement of offering of Class C shares.
   (b)  Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.

   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

   (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE PENNSYLVANIA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN PENNSYLVANIA, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS OR GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX (PENNSYLVANIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Pennsylvania law, dividends paid by the Series are exempt from Pennsylvania personal income tax for resident individuals to the extent they are derived from interest payments on Pennsylvania Obligations. Pennsylvania Obligations could include general obligation bonds of the Commonwealth, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds, the interest on which is exempt, in the opinion of bond counsel to the issuer, from Pennsylvania personal income taxes. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.



  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter bond prices and the Series' NAV will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN PENNSYLVANIA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN PENNSYLVANIA OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the high rating categories but also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                   PERCENTAGE OF
RATINGS          TOTAL INVESTMENTS
---------------  -----------------
AAA/Aaa                46.57%
AA/Aa                   2.24%
A/A                    18.95%
BBB/Baa                17.72%
BB/Ba                   0.50%
B/B                     0.64%
Unrated
  AAA/Aaa               6.40%
  A/A                   1.00%
  BBB/Baa               3.02%
  BB/Ba                 2.96%


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase Pennsylvania Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Pennsylvania Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN PENNSYLVANIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Pennsylvania personal income taxes and federal income taxes or the Series will have at least 80% of its total assets invested in Pennsylvania Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position or when there is a scarcity of bonds exempt from Pennsylvania tax, the Series may invest more than 20% of the value of its assets in debt securities other than Pennsylvania Obligations or may invest its assets so that more than 20% of the income is subject to Pennsylvania or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON PENNSYLVANIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Pennsylvania Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.


  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.


  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.


  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS

THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN PENNSYLVANIA OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM PENNSYLVANIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF PENNSYLVANIA OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN THESE ISSUERS TO THIS DEGREE. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. The Commonwealth of Pennsylvania was not immune to the problems of the Northeast as the national recession of the early 1990's reduced tax revenue growth contributing to budget shortfalls and reduced cash balances. In addition, Pennsylvania and certain of its political subdivisions have from time to time encountered financial difficulties which have adversely affected their respective credit standings. Other factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.



  During the five year period from fiscal 1993 through fiscal 1997, revenues and other sources, (determined on a GAAP basis) increased by an average annual rate of 4.7%. Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at an average annual rate of 4.9%. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have helped restrain these costs. Operations during the Pennsylvania General Fund's 1998 fiscal year increased the unappropriated balance of Commonwealth revenues for that period by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers to the Tax Stabilization Reserve
Fund).



  As of August 1, 1998, Pennsylvania's general obligation bonds were rated Aa3 by Moody's Investors Services. If either Pennsylvania or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.


BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."


ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing

Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average net assets were .77%, 1.17% and 1.42% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC'S ADDRESS IS PRUDENTIAL PLAZA, NEWARK, NEW JERSEY 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.


  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1988.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

FEE WAIVERS AND SUBSIDY



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net asset value of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The

Distributor has voluntarily limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. This voluntary waiver may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.



  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS


  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the

Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders for federal income tax purposes provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For capital gains recognized upon the sale of assets by the Series, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service. Shareholders should consult their own tax advisers regarding the taxability of such conversions and exchanges for state and local tax purposes (including Pennsylvania State and local tax purposes).


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Pennsylvania law, dividends paid by the Series are exempt from Pennsylvania income tax for individuals who are subject to Pennsylvania personal income tax to the extent such dividends are derived from interest payments on Pennsylvania Obligations.

  Dividends paid by the Series are also exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such dividends are derived from interest payments on Pennsylvania Obligations or to the extent such dividends are designated as capital gain dividends for federal income tax purposes.

  Shares of the Series will be exempt from Pennsylvania county personal property taxes to the extent the Series' portfolio securities consist of Pennsylvania Obligations on the annual assessment date.


  Corporations that are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions. As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Series by a corporate shareholder will apparently qualify as an exempt asset for purpose of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Series comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation.



  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.


  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for the Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" and "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.



  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.



  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund (Pennsylvania Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares).


  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.



  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (Pennsylvania Series), Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                            ANNUAL 12b-1 FEES
                                                        (AS A % OF AVERAGE DAILY
                        SALES CHARGE                           NET ASSETS)                        OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases
CLASS B      Maximum contingent deferred sales     .50% of 1%                            Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years
CLASS C      Maximum initial sales charge of 1%    1% (currently being charged at a      Shares do not convert to another
             of the public offering price and      rate of .75 of 1%)                    class
             maximum CDSC of 1% the lesser of
             the amount invested or the
             redemption proceeds on redemptions
             made within 18 months of purchase



  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, and (iv) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.



  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:


  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50%
          $250,000 to $499,999           1.50              1.52               1.50%
          $500,000 to $999,999           1.00              1.01               1.00%
          $1,000,000 and above           None              None               None


  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from their own resources based on a percentage of the NAV of shares sold by such persons.



  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES


  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC, and the distribution fee. See "How the Fund is Managed--Distributor."



  WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES



  INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT WITH YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays,
(b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.


CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your

Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
                                              OF THE DOLLARS INVESTED
          YEAR SINCE PURCHASE                           OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                5.0%
          Second........................                4.0%
          Third.........................                3.0%
          Fourth........................                2.0%
          Fifth.........................                1.0%
          Sixth.........................                1.0%
          Seventh.......................               None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute preferential dividends under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.



  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:



  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.



  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a COMMAND Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.



  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa: Bonds which are rated Baa are considered as medium grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.


  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



SHORT-TERM DEBT RATINGS



  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



  - Leading market positions in well-established industries.



  - High rates of return on funds employed.



  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



  - Well-established access to a range of financial markets and assured sources of alternate liquidity.



  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.


  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------

Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.

- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    8
  Investment Objective and Policies.........................................    8
  Other Investments and Policies............................................   14
  Investment Restrictions...................................................   15
HOW THE FUND IS MANAGED.....................................................   15
  Manager...................................................................   15
  Fee Waivers and Subsidy...................................................   16
  Distributor...............................................................   16
  Portfolio Transactions....................................................   17
  Custodian and Transfer and Dividend Disbursing Agent......................   17
  Year 2000.................................................................   17
HOW THE FUND VALUES ITS SHARES..............................................   18
HOW THE FUND CALCULATES PERFORMANCE.........................................   18
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   19
GENERAL INFORMATION.........................................................   22
  Description of Shares.....................................................   22
  Additional Information....................................................   23
SHAREHOLDER GUIDE...........................................................   23
  How to Buy Shares of the Fund.............................................   23
  Alternative Purchase Plan.................................................   24
  How to Sell Your Shares...................................................   27
  Conversion Feature--Class B Shares........................................   30
  How to Exchange Your Shares...............................................   31
  Shareholder Services......................................................   32
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------


MF132A


                                  Class A:    74435M-87-9
                   CUSIP Nos.:    Class B:    74435M-88-7
                                  Class C:    74435M-48-1

PRUDENTIAL
MUNICIPAL
SERIES FUND
-----------

PENNSYLVANIA SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Series Fund
--------------------------------

STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 2, 1998

----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of thirteen series--the Connecticut Money Market Series, the Florida Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series (collectively, the Series). The objective of each series, other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (collectively, the money market series), is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. The objective of the money market series is to seek to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series and the money market series, other than the New York Money Market Series. There can be no assurance that any series' investment objective will be achieved. See "Investment Objectives and Policies."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated November 2, 1998, copies of which may be obtained from the Fund upon request.

--------------------------------------------------------------------------------

MF117B

                               TABLE OF CONTENTS

                                            CROSS-REFERENCES TO PAGES IN SERIES PROSPECTUSES
                                    -----------------------------------------------------------------
                                    CONNECTICUT                                MASSACHUSETTS
                                       MONEY                                       MONEY
                               PAGE   MARKET    FLORIDA MARYLAND MASSACHUSETTS    MARKET     MICHIGAN
                               ---- ----------- ------- -------- ------------- ------------- --------
Investment Objectives and
 Policies.....................  B-1          6       9        8            9             6         8
  In General..................  B-1         --      --       --           --            --        --
  Tax-Exempt Securities.......  B-3          6       9        8            9             6         8
  Special Considerations
   Regarding Investments in
   Tax-Exempt Securities......  B-4          9      14       13           14             9        13
  Additional Issuers.......... B-15         --      --       --           --            --        --
  Floating Rate and Variable
   Rate Securities............ B-17          7       9        8            9             7         8
  Put Options................. B-18          8      11       10           11             8        10
  Financial Futures Contracts
   and Options Thereon........ B-18         --      13       12           13            --        12
  When-Issued and Delayed
   Delivery Securities........ B-21          8      12       10           11             8        10
  Segregated Accounts......... B-21         --      --       --           --            --        --
  Portfolio Turnover.......... B-21         --      15       14           15            --        14
  Illiquid Securities......... B-22         10      15       14           15            10        14
  Repurchase Agreements....... B-23          9      15       14           14             9        13
Investment Restrictions....... B-23         10      16       14           15            10        14
Trustees and Officers......... B-24         10      16       15           15            10        14
Manager....................... B-29         10      16       15           15            10        14
Distributor................... B-32         11      17       15           16            11        15
Portfolio Transactions and
 Brokerage.................... B-35         12      18       17           18            11        17
Purchase and Redemption of
 Fund Shares.................. B-37         16      24       22           22            15        22
  Specimen Price Make-Up...... B-38         --      --       --           --            --        --
  Reduction and Waiver of
   Initial Sales
   Charges--Class A Shares.... B-38         --      27       25           26            --        25
  Waiver of the Contingent
   Deferred Sales
   Charge--Class B Shares..... B-40         --      31       29           30            --        28
  Quantity Discount--Class B
   Shares Purchased Prior to
   August 1, 1994............. B-40         --      --       29           30            --        29
Shareholder Investment
 Account...................... B-40         24      33       32           32            23        31
  Automatic Reinvestment of
   Dividends and/or
   Distributions.............. B-41         24      33       32           32            23        31
  Exchange Privilege.......... B-41         23      32       31           31            22        30
  Dollar Cost Averaging....... B-42         --      --       --           --            --        --
  Automatic Investment Plan
   (AIP)...................... B-43         24      34       32           33            23        31
  Systematic Withdrawal
   Plan....................... B-43         24      34       32           33            23        31
  How to Redeem Shares of the
   Money Market Series........ B-44         21      --       --           --            20        --
  Mutual Fund Programs........ B-45         --      --       --           --            --        --
Net Asset Value............... B-45         12      19       18           18            12        17
Performance Information....... B-47          6      19       18           19             6        18
Taxes, Dividends and
 Distributions................ B-51         13      20       19           19            13        18
  Distributions............... B-51         14      22       21           21            14        20
  Federal Taxation............ B-52         13      20       19           19            13        18
  State Taxation.............. B-54         14      21       20           20            14        20
Organization and
 Capitalization............... B-60         15      22       21           21            14        21
Custodian, Transfer and
 Dividend Disbursing Agent and
 Independent Accountants...... B-61         12      18       17           18            12        17
Description of Tax-Exempt
 Security Ratings............. B-62         --     A-1      A-1          A-1            --       A-1
Financial Statements.......... B-64          5       5        5            5             5         5
Report of Independent
 Accountants.................. B-75         --      --       --           --            --        --
Appendix I....................  I-1         --      --       --           --            --        --
Appendix II................... II-1         --      --       --           --            --        --
Appendix III.................. III-1         --     --       --           --            --        --
Appendix IV................... IV-1         --      --       --           --            --        --

                                                     CROSS-REFERENCES TO PAGES IN SERIES PROSPECTUSES
                                              --------------------------------------------------------------
                                                     NEW JERSEY          NEW YORK
                                               NEW     MONEY              MONEY    NORTH
                                         PAGE JERSEY   MARKET   NEW YORK  MARKET  CAROLINA OHIO PENNSYLVANIA
                                         ---- ------ ---------- -------- -------- -------- ---- ------------
Investment Objectives and Policies......  B-1     9         6        9        6         8    8          8
  In General............................  B-1    --        --       --       --        --   --         --
  Tax-Exempt Securities.................  B-3     9         7        9        6         8    8          8
  Special Considerations Regarding
   Investments in Tax-Exempt
   Securities...........................  B-4    14         9       14        9        13   13         13
  Additional Issuers.................... B-15    --        --       --       --        --   --         --
  Floating Rate and Variable Rate
   Securities........................... B-17     9         7        9        7         8    8          8
  Put Options........................... B-18    11         8       11        8        10   10         10
  Financial Futures Contracts and
   Options Thereon...................... B-18    13        --       13       --        12   12         12
  When-Issued and Delayed Delivery
   Securities........................... B-21    12         8       11        8        10   10         11
  Segregated Accounts................... B-21    --        --       --       --        --   --
  Portfolio Turnover.................... B-21    15        --       15       --        14   14         14
  Illiquid Securities................... B-22    15        10       15       10        14   14         14
  Repurchase Agreements................. B-23    15         9       14        9        13   13         14
Investment Restrictions................. B-23    16        10       15       10        14   14         15
Trustees and Officers................... B-24    16        10       15       10        14   14         15
Manager................................. B-29    16        10       15       10        14   14         15
Distributor............................. B-32    17        11       16       11        15   15         16
Portfolio Transactions and Brokerage.... B-35    18        12       18       11        17   16         17
Purchase and Redemption of Fund
 Shares................................. B-37    24        15       23       16        22   22         23
  Specimen Price Make-Up................ B-38    --        --       --       --        --   --         --
  Reduction and Waiver of Initial Sales
   Charges--Class A Shares.............. B-38    27        --       26       --        25   24         26
  Waiver of the Contingent Deferred
   Sales Charge--Class B Shares......... B-40    28        --       29       --        28   28         29
  Quantity Discount--Class B Shares
   Purchased Prior to August 1, 1994.... B-40    31        --       30       --        29   29         30
Shareholder Investment Account.......... B-40    33        23       32       24        31   31         32
  Automatic Reinvestment of Dividends
   and/or Distributions................. B-41    33        23       32       24        31   31         32
  Exchange Privilege.................... B-41    32        22       31       23        30   30         31
  Dollar Cost Averaging................. B-42    --        --       --       --        --   --         --
  Automatic Investment Plan (AIP)....... B-43    34        23       33       24        31   31         32
  Systematic Withdrawal Plan............ B-43    34        24       33       24        32   31         32
  How to Redeem Shares of the Money
   Market Series........................ B-44    --        20       --       21        --   --         --
  Mutual Fund Programs.................. B-45    --        --       --       --        --   --         --
Net Asset Value......................... B-45    19        12       18       12        17   17         18
Performance Information................. B-47    20         6       19        6        18   18         18
Taxes, Dividends and Distributions...... B-51    20        13       20       13        18   19         19
  Distributions......................... B-51    22        14       21       14        20   20         21
  Federal Taxation...................... B-52    20        13       20       13        19   18         19
  State Taxation........................ B-54    21        14       20       14        20   19         20
Organization and Capitalization......... B-60    23        14       21       15        21   20         22
Custodian, Transfer and Dividend
 Disbursing Agent and Independent
 Accountants............................ B-61    19        12       18       12        17   17         17
Description of Tax-Exempt Security
 Ratings................................ B-62   A-1        --      A-1       --       A-1  A-1        A-1
Financial Statements.................... B-64     5         5        5        5         5    5          5
Report of Independent Accountants....... B-75    --        --       --       --        --   --         --
Appendix I..............................  I-1    --        --       --       --        --   --         --
Appendix II............................. II-1    --        --       --       --        --   --         --
Appendix III............................ III-1    --       --       --       --        --   --         --
Appendix IV............................. IV-1    --        --       --       --        --   --         --

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

    Prudential Municipal Series Fund (the Fund), organized on May 18, 1984, is an open-end, management investment company consisting of thirteen separate series: the Connecticut Money Market Series, the Florida Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The investment objective of each series, other than the money market series, is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. Opportunities for capital gain may exist, for example, when securities are believed to be undervalued or when the likelihood of redemption by the issuer at a price above the purchase price indicates capital gain potential. The investment objective of each money market series is to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series and the money market series, other than the New York Money Market Series. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, state or local income taxes.

    The investment objective of a series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such series. A "majority of the outstanding voting securities" of a series when used in this Statement of Additional Information means the lesser of (i) 67% of the voting shares of a series represented at a meeting at which more than 50% of the outstanding voting shares of a series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a series.

    Each series of the Fund, other than the money market series, will invest at least 70% of its total assets in "investment grade" tax-exempt securities which on the date of investment are rated within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes, and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The Florida Series, Maryland Series, Massachusetts Series, Michigan Series, New Jersey Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series each may invest up to 30% of its total assets in municipal obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. The money market series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in each series' prospectus (other than the money market series) and "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P and other NRSRO's represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its assets in securities the interest on which is exempt from state and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from state and federal income taxes, except that, as a matter of fundamental policy, during normal market conditions the Florida Series', the New Jersey Series' and the New Jersey Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in Florida Obligations (as defined in the Florida Series' Prospectus) and New Jersey Obligations (as defined in the New Jersey Series' and the New Jersey Money Market Series' Prospectuses), respectively, and except that, as a matter of fundamental policy, during normal market conditions the Connecticut Money Market Series' and the Massachusetts Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in municipal securities which pay income exempt from federal income taxes. These latter securities primarily will be Connecticut Obligations (as defined in the Connecticut Money Market Series' Prospectus) and Massachusetts Obligations (as defined in the Massachusetts Money Market Series' Prospectus), respectively, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations and Massachusetts Obligations, respectively, that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations and Massachusetts Obligations, respectively. Each series will continuously monitor the 80% tests to ensure that either the asset investment or the income test is met at all times, except for temporary defensive measures during abnormal market conditions.

    A series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments (other than those of the money market series) in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P or another NRSRO or, if unrated, judged by the investment adviser to possess comparable creditworthiness; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances; and repurchase agreements with respect to any of the foregoing investments. The money market series may also invest in the taxable securities listed above, except that their debt securities, if rated, will be rated within the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). No series intends to invest more than 5% of its assets in any one of the foregoing taxable securities. A series may also hold its assets in other cash equivalents or in cash.

    Each series except for the Florida Series and the money market series, other than the New York Money Market Series, is classified as a "diversified" investment company under the Investment Company Act of 1940 (the Investment Company Act). This means that with respect to 75% of these series' assets, (1) no series may invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) no series may own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating these 5% or 10% ownership limitations, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" in the Prospectuses of the Florida Series and the money market series, other than the New York Money Market Series.

    Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a series may own so long as, with respect to 75% of the assets of each series other than the Florida Series and the money market series (except for the New York Money Market Series), it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers. Because of the relatively smaller number of issuers of investment-grade tax-exempt securities (or, in the case of the New York Money Market Series, high quality tax-exempt securities) in any one of these states, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss to a series should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

    A series may invest more than 25% of its total assets in municipal obligations of one or more of the following types: obligations of public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; obligations of state and local housing finance authorities; obligations of municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a series is concentrated in such investments, could affect the value or liquidity of the series.

    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above, and (vi) except with respect to the Florida Series and the money market series, other than the New York Money Market Series, the series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

TAX-EXEMPT SECURITIES

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDB's) which qualify to pay interest exempt from federal income tax, and interest on certain IDB's issued after August 7, 1986 is subject to the alternative minimum tax. Although IDB's are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDB's is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

        1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

        3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

        4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES

    The following is a discussion of the general factors that might influence the ability of the issuers in the various states to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete.

    In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and leaves the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.

  CONNECTICUT

    Connecticut is a highly developed state with one of the highest per capita income levels in the country. Economic difficulties in the late 1980's and early 1990's resulted in severe fiscal stress, culminating in a General Fund deficit of $965 million at the close of fiscal year 1991, and the subsequent issuance of a like amount of Economic Recovery Notes, which were fully repaid prior to the end of 1997. In fiscal year 1992, the State acted to reduce the volatility of its budgetary operations by raising revenues, reducing expenditures and establishing a broader revenue base. Chief among these actions were (i) the implementation of a 4.5% personal income tax and (ii) the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6%. These actions, along with conservative revenue projections, permitted the State to achieve modest surpluses for fiscal years 1992 through 1997. A portion of such surplus was used to retire some of the outstanding Economic Recovery Notes issued to fund the cumulative deficit of fiscal year 1990-1991. In 1998, a portion of the surplus was used to provide cash rebates of up to $150 to Connecticut property owners.

    The adopted budget for fiscal 1998-99 anticipates unrestricted General Fund revenues of $9,496.0 million and General Fund expenditures of $9,495.9 million, resulting in a projected surplus of $0.1 million. The State Comptroller's General Fund financial statements released July 15, 1998, however, estimate an operating surplus for fiscal year 1997-98 of $22.8 million.

    The adopted budget reflects the implementation of significant tax changes in 1997 aimed at increasing overall disposable income and encouraging economic expansion in the State. An additional phase down in the personal income tax rate was enacted in 1997, pursuant to which the tax rate on the first $15,000 of taxable income for joint filers is dropped 33% from 4.5% to 3% for the income year commencing January 1, 1998. To improve the business climate in the State and stimulate long-term job growth, legislation was also enacted to reduce Connecticut's corporate tax rate from the rate of 11.25% in 1995 to 7.5% by January 1, 2000 and to phase out corporate level tax on S corporations by the year 2001.

  FLORIDA

    In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. The State has grown dramatically since 1980 and, as of April 1, 1997, Florida ranked fourth in the nation, with an estimated population of 14.7 million. The service and trade sectors constitute Florida's largest employment sectors, with services currently accounting for 34.9% and trade accounting for 25.6% of the State's total non-farm employment. Florida's manufacturing jobs exist in the high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. The non-form job creation rate for the State is almost twice that of the nation's as a whole. Florida's unemployment rate tracked below that of the nation's throughout the 1980's. Beginning with the recession in the early 1990's, the trend reversed. Since 1995, Florida's unemployment rate has again been below or about the same as the nation's average. In 1997, Florida's unemployment rate was 4.8%, while the nation's was 4.9%.

    South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The central and northern portions of the State are affected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the central and northern section of Florida, and in the State as a whole, due to crop failures, severe weather conditions such as hurricanes or other agriculture-related problems. In addition, the State economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors.

    Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $18,469.8 million for 1997-1998, an increase of 10.3% over revenues for 1996-1997. Estimated Revenue of $16,877.6 million for fiscal 1997-1998 represents an increase of 7.2% over 1996-1997.

    Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in

Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Legislature as well as revenue from the sale of lottery tickets. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to State Bonds.

    Many factors, including national, economic, social and environmental policies and conditions, most of which are not within the control of the State or local government, could affect or adversely impact on the State's financial condition.

  MARYLAND

    Maryland, one of the wealthiest states in the nation, experienced rapid growth during the 1980s. Maryland's total personal income and per capita income outperformed the national averages until 1990. The economy is well diversified, with services, trade, and government, accounting for a large percentage of total employment. Due to Maryland's proximity to Washington, D.C., government employment plays an important role in the economy. Government employment has served to insulate the regional economy from more volatile economic swings, making the Maryland unemployment rate historically below the national average. For the same reason, Maryland employment may be more affected by federal layoffs or budget reductions than employment in other states.

    Maryland has generally been among the most heavily indebted of the states, although its position was more moderate with the inclusion of local debt, reflecting in part the State's assumption of school construction costs several years ago. The State, concerned over its debt levels, followed the recommendation of a debt affordability committee and restrained its borrowing. Resources have also expanded and ratios have stabilized. Capital borrowing plans are reasonable and designed not to increase debt levels substantially.

    During the three fiscal years from 1991 through 1993, the State's finances were severely affected by the national recession. Nevertheless, the State closed fiscal year 1993 with $10.5 million operating surplus on a budgetary basis and closed fiscal year 1994 with a $60 million operating surplus on a budgetary basis. On a GAAP basis, the State's General Fund moved from a deficit of $121.7 million as of June 30, 1993 to a positive balance of $113.9 million on June 30, 1994. Financial operations continued to improve in fiscal year 1995, with revenues exceeding estimate by $217 million and expenditures at $184 million above budget. Estimates for 1996 General Fund revenues were revised downward by $148 million, compared to projections made in the enacted budget; nevertheless, the State closed fiscal year 1996 with a General Fund balance on a budgetary basis of $13.1 million and $461.2 million in the Revenue Stabilization Account of the State Reserve Fund. The enacted 1997 budget held overall appropriations to slightly over 1996 levels, reflecting slowed revenue growth and absence of an appropriation to the now fully funded Revenue Stabilization Account of the State Reserve Fund. The State ended its fiscal year 1997 with a General Fund balance on a budgetary basis of $144.5 million and $490 million in the Revenue Stabilization Account of the State Reserve Fund.

    In April 1997 the General Assembly approved a $15.4 billion 1998 fiscal year budget. This budget (i) includes funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased in fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. As of July, 1998 the State projected ending fiscal year 1998 with a General Fund balance on a budgetary basis of $317.2 million and $617.6 million in the Revenue Stabilization Account of the State Revenue Fund.

    The State and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals, universities and other private entities, and certificates of participation in tax-exempt municipal leases. These obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

    There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on the financial condition of Maryland issuers generally, will not adversely affect the market value of Maryland Obligations held by the Maryland Series or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  MASSACHUSETTS

    Massachusetts is an urban, densely populated, and wealthy state with a fully developed industrial economy. Massachusetts' industrial economy has experienced a significant evolution, shifting from textiles, leather products and heavy manufacturing into high technology and defense-related sectors, with concomitant growth in services, trade, mutual funds and communications related industries. In September 1998, the unemployment rate was 3.3%, well and below the national rate of 4.6%.

    The most recent recession had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. In order to regain fiscal solvency, the Commonwealth sold a total of $1.4 billion in dedicated tax bonds secured by a portion of the Commonwealth's income tax proceeds as well as the full faith and credit general obligation pledge of the Commonwealth. In addition, since 1990, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth, resulting in the achievement of budget surpluses each year from 1992-1997. Through June, fiscal 1998 tax collections totaled approximately $14.026 billion, an increase of approximately $1.161 billion, or 9.0%, over fiscal 1997. The fiscal 1999 budget provides for total appropriations of approximately $19.06 billion.

    Proposition 2 1/2 is a property tax limitation initiative passed by Massachusetts voters in 1980. In general, Proposition 2 1/2 constrains the ability of cities and towns to raise property tax revenues. As property taxes are the only local source of revenue available, such tax limitation may lead to adverse financial consequences for some municipalities. Under Proposition 2 1/2, many cities and towns were required to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property. The Proposition limited the amount by which the total property taxes assessed by all cities and towns may increase from year to year. Many communities have responded to the limitations of Proposition 2 1/2 through statutorily permitted overrides and exclusions. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

  MICHIGAN

    Michigan is a highly industrialized state with an economy principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. According to the State Department of Management and Budget, the U.S. Bureau of Economic Analysis and the U.S. Bureau of Census, Michigan's population has grown since the 1990 Census by 5.2%, to approximately 9,774,000 people, while its civilian labor force over 16 years of age has grown by 8.3% and personal income of its residents has grown by over 43% during that time. Legislation in Michigan requires that the administration prepare two economic forecasts each year, which are presented each January and May of a given year. The State's economic forecast for calendar years 1998 and 1999 projects healthy growth in the national economy, and it assumes moderate inflation accompanied by steady interest rates. Real gross domestic product is projected to grow 3.1% in calendar 1998 and 2.0% in calendar 1999. Nationally, car and light truck sales are expected to total 14.9 million units in both calendar 1998 and 1999.

    The State's forecast for the Michigan economy reflects the national outlook. Total wage and salary employment is projected to grow 1.7% in 1998 and 0.8% in 1999. This growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to average 4.1% in 1998 and 4.4% in 1999, continuing the recent trend of Michigan's unemployment rate being below the national average for six consecutive years.

    The principal revenue sources for the State's General Fund are state taxes from sales, personal income, single business, and excise taxes (approximately 56% of total General Fund revenues) and federal and non-tax revenues (approximately 44% of total revenues). Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services. Improvements in the Michigan economy have resulted in increased revenue collections, which, together with restraint on the expenditure side of the budget, have produced General Funds surpluses of $81.9 million in fiscal 1995, $196.5 million in fiscal 1996 and $12.7 million in fiscal 1997. Fiscal year 1998 General Fund revenues are expected to be $8,590.0 million, an increase of 3.2% over the previous year. Fiscal year 1998 expenditures are projected at $8,601.7 million, an increase over fiscal 1997 of 3.5%, principally due to projected increases in expenditures for education and public protection.

    The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income. If any fiscal years' revenues exceed the revenue limitation of one percent or more, the entire amount of the excess must be related in the following fiscal year's personal income tax or single business tax. Any excess of less than one percent may be transferred to the State's Budget Stabilization Fund. The unreserved balance of this Budget Stabilization Fund on September 30, 1997, was estimated to be $646.3 million.

    Since 1994, Michigan has financed the principal portion of the costs of local public school operations as a State budget item, and has shifted the responsibility for financing such costs away from local school units. To provide funding for these additional State budget obligations, the Legislature has enacted a series of taxes and tax increases, and has exempted all property in the State from millages levied for local and intermediate school district operating purposes, other than millages levied for community colleges. These additional State revenues are included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

    Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that further economic difficulties will not adversely affect the market value of municipal obligations held in the portfolio of the Michigan Series or the ability of the respective obligors to make required payments on such obligations.

    YEAR 2000 MATTERS. In 1997, the State created a Year 2000 Project Office to provide guidance, coordinate oversight for applications software, manage Year 2000 monies, provide monitoring support and quality assurance and other matters. The State has undertaken an inventory and assessment of all applications and has classified its software. For fiscal 1997, the Year 2000 Project Office was appropriated $55.6 million, and any unexpended portion will be carried over to the next fiscal year. The State's Department of Management and Budget currently believes that this appropriation will be sufficient to complete the project of making the State "Year 2000 Compliant." Although the State is currently on schedule to meet its objectives for Year 2000 compliance, the State is not, as of October 1, 1998, Year 2000 Compliant. The State currently believes that it will continue to meet the objectives and time frames set forth above for the Year 2000 Project. There can, however, be no assurance that such completion will be done in a timely manner. Further, if the State successfully addresses its Year 2000 compliance there can be no assurance that any other organization or governmental agency with which the State electronically interacts, including State vendors and the federal government, will be Year 2000 Compliant. In the event of any such occurrences, the State may face material adverse consequences with respect to its revenues and operations.

  NEW JERSEY

    New Jersey has a highly diversified economy. While once heavily dependent upon manufacturing, New Jersey's economy is now increasingly based on trade and services. The State fully participated in the national economic recovery and did not experience the brunt of the Northeast recession until much later than many other states. Although the early 1990's recession affected the New Jersey economy, the State's per capita income remains the second highest in the United States. The State's unemployment rate as of August 1998 was 4.8 percent, down from 5.4 percent during the same period last year, but still higher than the 4.5 percent national rate.

    The principal sources of State revenue are sales, corporate and personal income taxes. The Constitution of the State prohibits the expenditure of funds in excess of the State's revenues and reserves. Since the Constitution was adopted in 1947, New Jersey has always had a positive undesignated fund balance in its general fund at the end of the year.

    The favorable economy in New Jersey has been producing strong revenue growth. New Jersey estimates finishing fiscal year 1998 with total revenue of $16.9 billion, $610 million more than anticipated when revenues were certified by the Governor in June 1997. The three largest taxes, gross income, sales and use, and corporate business, account for 67 percent of total revenue and are forecasted to yield $11.4 billion, an increase of $507 million from that estimated in June 1997. Revenues for fiscal 1999 are expected to increase more modestly as the national economy slows to more sustainable long-run growth levels.

    For the last six fiscal years, the State has used non-recurring revenues and expenditure deferrals to balance its budget. The estimated undesignated balances was $1.1 billion for the end of fiscal year 1998 budget. The 1999 budget includes appropriations totalling $18.1 billion, up $1.1 billion or 6 percent from fiscal year 1998. The State anticipates revenues of $17.7 billion in fiscal 1999 and a structural deficit of less than $400 million. The structural deficit has been decreasing since fiscal 1994, when it was $1.586 billion.

    As of August 1998, two major bond rating services, Moody's and Fitch, each had rated New Jersey general obligation bonds Aa1 and AA+, respectively. In September 1998, Moody's upgraded from "negative" to "stable" its outlook of New Jersey's general creditworthiness, in part because the State Supreme Court did not order a massive increase in school funding earlier in 1998.

  NEW YORK

    New York State is the third most populous state in the nation (behind California and Texas) and has a relatively high level of personal wealth and a diverse economy. A declining proportion of the State's work force is engaged in manufacturing and an increasing proportion of its work force is engaged in service industries. This transition reflects a national trend.

    A nation-wide recession affected the State's 1990-1991 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. In 1993, the economy grew faster than in 1992, but at a very modest rate as compared to other recoveries. Personal income in 1994, 1995, 1996 and 1997 showed percentage changes of 4%, 4.8%, 4.6% and 5.7%, respectively, and the unemployment rate during those years showed percentage changes of 6.9%, 6.3%, 6.2% and 6.4%, respectively, according to the Update to the Annual Information Statement of the State of New York, dated August 3, 1998 (AIS Update). Although personal income and wages continue to exceed national averages, the State's rate of job growth from 1992 to 1997 ranked 48th in the United States and the State's unemployment rate was above the national average for each of the years during the same period, according to the September 1997 Comptroller's Report on the financial condition of New York State. The growth in personal income is projected to decline from 5.7% in 1997 to 4.8% in 1998 and 4.2% in 1999, in part because the growth in bonus payments is expected to slow down, according to the State Division of the Budget. The AIS Update states that overall employment growth is expected to be 1.9% in 1998, the strongest in the decade, but will probably drop to 1% in 1999. The unemployment rate is projected to drop from 6.4% in 1997 to 5.8% in 1998 and 5.7% in 1999.

    The State General Fund accumulated deficit for the fiscal years ended March 31, 1995 and 1996 was $3.3 billion and $2.9 billion, respectively, (The State's General Fund includes most tax receipts and supports most major categories of spending.) According to a report by the State Comptroller, the General Fund reported a $1.9 billion GAAP basis operating surplus for the 1997 fiscal year end. The 1998 fiscal year ended with a combined Governmental Funds operating surplus of $1.8 billion, which included an operating surplus in the General Fund of $1.56 billion, according to the AIS Update. As a result, the State has an accumulated surplus (of $567 million) in the General Fund for the first time since it began reporting its operations on a GAAP basis. The 1998 fiscal year end operating surplus is due in part to higher personal income tax receipts which reflect strong employment and wage growth and strong performance by the financial markets during 1997. In addition, for the fiscal year ended 1998, the AIS Update states that the Special Revenue Funds reported an operating surplus of $49 million, the Debt Service Funds reported an operating deficit of $43 million and the Capital Projects Funds reported an operating surplus of $232 million. In 1998, expenditures increased $137 million (0.4%) from the 1997 fiscal year end, with the largest increases occurring in State aid for education and social services spending.

    According to the Comptroller, the 1988-1999 budget projections show a $761 million surplus and in fact will likely exceed $1 billion by fiscal year end 1999, due to strong personal income tax collections. Much of the 1998 fiscal year end cash surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-1999. Thus, according to the AIS Update, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

  NORTH CAROLINA

    The following discussion regarding the financial condition of the North Carolina State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Such information, and the following discussion regarding the economy of the State, are included for the purpose of providing information about general economic conditions that may or may not affect issuers of North Carolina obligations.

    The population, labor force, per capita income and North Carolina economy have experienced general growth over the past 25 years. During the period from 1970 to 1980 the State increased from the twelfth to the tenth most populous state in the nation. The population grew by approximately 13% from 1980 to 1990 (to 6,656,810 persons), with the State maintaining its ranking as tenth most populous state. According to State figures, the population as of July 1998 was 7,544,360, an increase of 13% from the 1990 census figure. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only six municipalities with populations in excess of 100,000. During the period 1980 to 1996, the State labor force grew about 33% (from 2,855,200 to 3,796,200). Unemployment in the past several years has been below the national average. Per capita income during the period 1985 to 1996 grew from $11,870 to $22,010, an increase of 85.4%.

    The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of July 1997 the State ranked tenth nationally in non-agricultural employment and eighth in manufacturing employment. In 1995, the State's gross agricultural income of nearly $8.0 billion placed it eighth in the nation in gross agricultural income. In 1997, more than $10.1 billion was spent on tourism in the State, an amount that exceeded gross agricultural income.

    The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices.

    The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation. The poultry industry is now the leading source of gross agricultural income at 29%, and the pork industry provides over 22% of the total agricultural income. Although the number of farms has been decreasing (about 20% in ten years), a strong agribusiness sector supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

    The State constitution requires a balanced state budget. The general economic recession of the late 1980's and early 1990's, and particularly the reduced level of state tax revenue that resulted, caused the State to expend nearly all of its retained surplus and to impose new taxes and expenditure reductions in order to avoid a budget deficit. The State's actions helped maintain a favorable rating for the State's debt obligations, although rating agencies expressed concern about the effect, in the long term, of reductions in infrastructure, evaluation and social development project spending that were effected by the budget measures. North Carolina, like the nation generally, has experienced economic recovery during the 1990's. In the 1996-97 Budget prepared by the Office of the State Budget and Management, it was projected that General Fund Net Revenues, adjusted for all revenue law changes, would increase 3% over 1995-96. In fact, actual General Fund net revenues for 1996-97 increased 8.3% over 1995-96. This increase resulted primarily from growth in the North Carolina economy which resulted in increased personal and corporate income tax receipts. The General Fund balance was approximately $292.2 million and the reserved balance of the General Fund was approximately $880.8 million.

    In 1995 the General Assembly reviewed several tax measures and repealed the state tax on intangibles. In addition, in the 1996 session the legislature reduced the corporate income tax rate from 7.75% to 6.9% (phased in over four years) and reduced the food tax from 4% to 3%. It is unclear what effect these developments at the State level might have on the value of the obligations in the North Carolina Trust.

    The State is involved in certain litigation; however, none of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse effect on the State's ability to meet its obligations.

  OHIO

    Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

    There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

    While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

    In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. However, for the last seven years the State rates were below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of the State.

    The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

    The GRF appropriations act for the 1998-99 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.

    The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. ( An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

    By fourteen constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 17, 1998, $1.12 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($26.7 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1 billion outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resource purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

    State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

    Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of September 17, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. The parties await eventual trail court decision on the adequacy of steps taken to date by the State to enhance school funding consistent with the Supreme Court decision. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

    For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 25 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village and three cities are in preliminary "fiscal watch" status). As of September 17, 1998, the 1996 school district "fiscal emergency" provision was applied to six districts, and ten were on preliminary "fiscal watch" status.

    At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

    The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits, failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 plus debt incurred to repel invasion, suppress insurrection, or defend the State in war. The State is expressly precluded from assuming any local government debt or corporation debt, except for debt incurred to repel invasion, suppress insurrection, or defend the State in war.

    Although the State's revenue obligations or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of municipal obligations held in the portfolio of the Ohio Series or the ability of the respective obligors to make required payments on or leases relating to such obligations.

  PENNSYLVANIA

    The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania has been historically identified as a heavy industry state, although, due to the decline of the steel, coal and railroad industries over the last thirty years, the Commonwealth's business environment has readjusted to reflect a more diversified industrial base. Currently, the major sources of growth in Pennsylvania are in the service sector, which includes trade, medical, and health services, education and financial institutions. Pennsylvania's 5.9 million work force ranks as the sixth largest labor pool in the nation.

    Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. Other factors which may negatively effect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.

    The Commonwealth uses the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

    The period from fiscal year 1993 through fiscal 1997 was a time of steady, modest economic growth and low rates of inflation. These economic conditions, together with tax reductions in the several years following the tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenue gains averaging 4.1% per year during the period. Total revenues during this same period increased at a 4.7% average rate. Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at a 3.8% rate, led by an average 13.8% annual increase for protection of persons and property program costs. The fund balance at June 30, 1997 totaled $1,364.9 million, a $729.7 million increase over the $635.2 million balance at June 30, 1996.

    Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal 1997 appropriation expenditures.

    The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. Only Commonwealth funds are included in the official revenue estimate. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9% rate in the fourth quarter of 1997 to a projected 1.8% annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66% over actual Commonwealth revenues for fiscal 1998. Tax reductions anticipated to be included in the enacted 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999.

    The Commonwealth's government funds receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery tickets, liquor store profits, miscellaneous revenues, augmentations, and federal government grants supply the balance of the receipts to these funds. The major sources for the General Fund of the Commonwealth are the sales tax, the personal income tax and the corporate net income tax.

    The current constitutional provisions relating to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Outstanding general obligation debt totaled $4,724.5 million at June 30, 1998, a decrease of $70.6 million from June 30, 1997.

    Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania housing financing agency, a state-created agency which provides financing for housing for lower and moderate income families, and the Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

    The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of these leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state.

    In addition, certain Commonwealth-created organizations are authorized by statute to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these agencies is funded by the assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. The Commonwealth also maintains pension plans covering state employees, public school employees and employees of certain state-related organizations.

    Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate to rise in 1991 and 1992. However, the resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate in 1993. In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the middle Atlantic region's average, but slightly higher than that of the United States. In June 1998, the Pennsylvania unemployment rate was slightly below that of the United States. For 1997, per capita income in Pennsylvania was slightly above the per capita income in the United States.

    Pennsylvania municipalities and school districts are, with certain limitations, authorized to impose a variety of taxes. The real estate tax is the only tax authorized by law to be levied by all classes of local government in the state. Thus, property owners pay real estate taxes to three independent authorities--the county, the municipality and the school district. It is the leading local revenue producer in Pennsylvania.

    The Local Tax Enabling Act applicable to almost all political subdivisions in Pennsylvania, gives local governments (other than counties) and school districts in Pennsylvania a broad range of non-real estate tax sources. The taxes commonly in use include the earned income or wage tax, per capita taxes, occupation taxes, occupational privilege taxes, real estate transfer taxes, amusement and admission taxes and business gross receipts taxes (although the authority of political subdivisions to impose new business gross receipts taxes is limited). Counties are also permitted to impose intangible personal property taxes (although the constitutional validity of such taxes is presently the subject of litigation and no counties presently impose such taxes).

    In addition, the City and School District of Philadelphia have separate taxing authority to impose a variety of business taxes, wage taxes, income and other various taxes.

    There is various litigation pending against the Commonwealth, its officers and employees. An adverse decision in one or more of these cases could materially affect the Commonwealth's governmental operations.

ADDITIONAL ISSUERS

  GUAM

    Guam is governed by the Organic Act of 1950, which granted the island statutory local power of self-government and made the inhabitants of Guam citizens of the United States. As of the 1990 Census, the Territory's population was 133,152. As of 1998, the population is estimated to be 163,517, according to the Guam Annual Economic Review (1996-1997) published by the Guam Department of Commerce ("Annual Review"). Guam has recently increased its efforts to have the U.S. Congress reevaluate its status as a territory and anticipates holding a vote on the issue of whether Guamenians desire statehood, independence or free association.

    The economy of Guam is heavily influenced by the significant U.S. military presence on the island. Military downsizing has been in effect since 1993 and was most dramatic during the implementation of the 1995 Base Realignment and Closure (BRAC). Between 1993 and 1997, Guam faced reductions of approximately 40% of its military's active duty and civilian employment, according to the Annual Review. Guam has also struggled to recuperate from the devastation of Super Typhoon Paka, which cost Guam approximately $600,000,000, as stated in a December 17, 1997 report by the Office of the Governor of Guam. Finally, Asia's economic crisis has negatively affected Guam's tourism industry, although there are some signs of revival. Visitor arrivals totaled 312,787 in the first quarter of 1998, a 13.8% decrease from the same time period in 1997 and a 2.3% increase over the fourth quarter of 1997, according to the Guam Economic Review Quarterly Report, vol. 20, no. 1, (January--March 1998) published by the Guam Department of Commerce ("Quarterly Report"). The Services, Retail and Transportation sectors, which are heavily affected by the tourism trends, together account for more than 34,000 jobs or 70% of the private sector workforce as of 1997, according to the Annual Review. Employment in these three sectors has increased by over 13% since 1994, according to the Annual Review, and tourist arrivals has increased over 265% between 1985 and 1997, according to the Quarterly Report.

    As of April 1998, Guam's overall unemployment rate was at 6%, a temporary drop from the 1997 year end unemployment rate of 8.2%. The drop was due in large part to the temporary disaster unemployment program, according to the Quarterly Report. Guam's inflation rate for 1997 was calculated at one-tenth of one percent, as compared to the national rate of 1.7% during that same period, according to the Quarterly Report.

    To bolster its economy, Guam hopes to establish itself as an insurance and financial services hub in the Pacific. To this end, Guam passed a law in October 1997 that provides tax breaks for the insurance industry. In addition, Guam has been successful in promoting its telecommunications industry, according to the Quarterly Report. Guam has been included in the North American Numbering Plan, under which calls between Guam and the U.S. have domestic rates; privatized the Guam Telephone Authority; and developed modern communications infrastructure.

    Guam anticipates a slower than expected reduction in the General Fund deficit, in part due to two local laws and the federal Taxpayer Relief Act of 1997, which are estimated will reduce the amount of money available for General Fund appropriations by approximately one-third, according to the Annual Review. The Annual Review reports an estimated budget deficit of $75 million at October, 1997.

  PUERTO RICO

    Puerto Rico enjoys a commonwealth status with the U.S. as a result of Public Law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. It is anticipated that in the next year, Puerto Ricans will vote on whether they wish to remain a commonwealth, be independent, become a state or chose Free Association. The ultimate outcome will depend on the U.S. Congress and will shape the future of the Puerto Rican economy.

    Since World War II, Puerto Rico has transitioned from a poor, agrarian economy to a more urbanized manufacturing and service based economy. Personal income has increased both aggregate and per capita each year from 1985 through 1996, according to a report by the Puerto Rican Department of Treasury. Gross product has increased each year from fiscal year 1992 through 1996, with a 3.2% increase ($32 billion) as of 1997. Real GNP growth slowed to approximately 2.5% as of the fiscal year ended June 30, 1998 and is projected to rise to around 2.6-2.8% in the fiscal year ending 1999, according to a September 2, 1998 report of the Economist Intelligence Unit ("EIU Report"). The rate of unemployment decreased from 16.5% for the fiscal year 1992 to 13.1% for the fiscal year ended June 30, 1997, according to the Puerto Rico Department of Labor and Human Resources Household Survey ("PR DOL Survey"). As of September 1997, 13.5% of the Puerto Rican labor force was unemployed, according to the PR DOL Survey, and that figure is expected to rise to around 14% by the end of 1999, according to the EIU Report. This figure can be compared to the 5% unemployment rate for the United States during 1997, as reported by the US Department of Labor, Bureau of Labor Statistics. In the past year, the competition from cheaper labor in other countries resulted in the closing of various companies, particularly in the textile sector. In addition, the recent Hurricane Georges may harm Puerto Rico's economy in the upcoming fiscal year.

    The Puerto Rico Planning Board's Economic Activity Index, a composite index of thirteen economic indicators, increased 1.4% for fiscal year 1996, compared to fiscal year 1995, and 2.5% for the fiscal year 1995, compared to fiscal year 1994. During the first three months of fiscal year 1997, the Index decreased 0.9% compared to the same period in fiscal year 1996, for which period it had registered an increase of 1.7% over the same period of fiscal year 1995. The Banco Popular Index of the Puerto Rico economy showed slow growth with intermittent drops during the period between September, 1997 and March, 1998. Banco Popular analysts attribute this to downturns in the manufacturing sector, which were offset by some growth in the construction and tourism sectors.


    Amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the United States Congress and signed into law by President Clinton on August 20, 1996 are now phasing out a special tax credit that was available under Section 936 of the Code for United States companies operating in the Puerto Rico. According to Banco Popular Reports, many companies have expressed interest in a new industrial incentives law (Law 135), which is aimed at counteracting problems associated with the Section 936 phase-out. To meet the phase-out challenges, the Puerto Rico Government is also focusing on improving both tourism and capital markets and creating an agro-industry. The hope is to fortify San Juan as a financial hub which could place Puerto Rico as a gateway to the North American Free Trade Association. To these ends, Puerto Rico has embarked on a large scale infrastructure program to encourage local business, including roadwork improvements, new highways, upgrading the island's transport facilities, a $1.8 billion project to overhaul the aqueduct and sewer system and a $1.6 billion metropolitan train. In 1997, the Gross Domestic Product grew by 3.2%, a total of $32 billion. In addition, the Puerto Rico Government has begun privatization of industries, such as the sale of the Puerto Rico telephone company in July 1998, and anticipates similar sales of healthcare facilities.


    Financial operations of recent years have reflected general economic trends, with fiscal improvements registered during good economic times and deterioration during slowdown. As of June 30, 1993, Puerto Rico's General Fund (the primary operating fund of the Commonwealth) experienced a deficit of approximately $47 million. As of June 30, 1994, 1995 and 1996, the General Fund had a positive balance of $514 million, $608 million and $397 million, respectively.

  UNITED STATES VIRGIN ISLANDS

    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an unincorporated territory of the United States. The residents were granted a measure of self-government by the Organic Act, as revised in

1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States. The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Total government employment fell slightly in 1997 to 13,680 from 14,060 in 1996. Federal and local government employment is expected to remain stable through the end of 1998, according to an August 7, 1998 report by the Bureau of Economic Research of the Government Development Bank for the Virgin Islands ("BER").

    Recent hurricanes have been serious setbacks, although there are some signs that the Virgin Islands is recovering and returning to a more normal growth phase. Between January 1994 and June 1996, there was a 15.5% drop in private sector jobs and a 9% drop overall. The 1997 Virgin Islands Department of Labor's Current Employment Statistics Report shows that there was a total of 43,380 jobs in the territory, compared to 43,370 jobs in 1996. Of the 43,380 jobs, 29,700 were in the private sector and 13,689 were in the public sector. The Virgin Island's overall unemployment rate increased from 5.2% in 1996 to 5.9% in 1997. St. Croix's unemployment rate increased from 4.8% in 1996 to 6.7% in 1997. St. Thomas and St. John, on the other hand, registered a decline in the unemployment rate from 5.5% in 1996 to 5.3% in 1997. The overall increase in unemployment has been attributed to an increase in labor force participation as workers seek to reenter the workforce rather than to extensive job losses. Early 1998 showed a steady expansion in employment and employment is forecast to grow during fiscal year 1999 by 3%, according to the BER.

    Tourism is the predominant source of employment and income for the Islands. In 1997, the Virgin Islands recorded over 2.1 million visitors, an increase of 17% over the 1996 total of 1.8 million visitors. The rate of air arrivals is expected to grow by 10% by the end of fiscal year 1998 and the BER forecasts 10% rate of growth in air arrivals, with a 23% increase over 1996. The BER anticipates cruise passenger arrivals to increase by up to 11% in fiscal year 1999. Nonetheless, total visitor expenditures dropped from $688 million in 1996 to $601 million in 1997.

    Manufacturing employment has shown limited growth in 1998 and is expected to show an overall annual increase of 3% by fiscal year end. HOVIC, the largest manufacturer in the Virgin Islands, has entered into a joint venture with Petroleus de Venezuela, S.A. ("PDVSA") in an effort to overcome a seven year history of losses and as a result will invest $500 million to design and construct a coker. Approximately 2,000 new jobs are expected to be created at the peak of the three-year construction period, which will begin in early 1999. The BER foresees employment growth in the manufacturing sector to reach 15% during the fiscal year 1999.

    Construction growth in 1996 rose 84% as the Virgin Islands faced the task of rebuilding after hurricane MARILYN in 1996. As this construction decreased, the construction industry lost approximately 600 jobs, which resulted in a decline of 24% by 1997. The BER predicts that the construction sector will resume growth in fiscal year 1999, and may result in up to a 34% increase in the sector as a result of new hotel and tourist facility development and the HOVIC/PDVSA construction projects.

FLOATING RATE AND VARIABLE RATE SECURITIES

    Each series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and (for series other than money market series) inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDB's) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including the IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

PUT OPTIONS

    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the securities to which the put applies in the event of interest rate fluctuations and, in the case of liquidity puts, to shorten the effective maturity of the underlying security. The aggregate value of the premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the money market series) as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the money market series) highest quality grade of such rating services;
(3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO or (4) for the money market series, the put is unrated, but (i) the put is written by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the underlying security (other than a sponsor of a special purpose entity with respect to an asset backed security), (ii) the put relates to a fully collateralized repurchase agreement, (iii) the put is backed by the U.S. Government or (iv) the put is not relied upon for quality, maturity or liquidity purposes.


    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission (Commission).

FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON

    FUTURES CONTRACTS. Each series (except for the money market series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated account approximately 5% of the contract amount, called the initial margin. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as marking to the market.

    When a series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A series that has sold a futures contract may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    OPTIONS ON FINANCIAL FUTURES. Each series (other than the money market series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When a series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon a series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. Each series will use financial futures in a manner consistent with these requirements. With respect to long positions assumed by a series, the series will segregate an amount of cash or other liquid assets, marked-to-market daily so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged. Each series will continue to invest at least 80% of its total assets in municipal obligations except in certain circumstances, as described in its Prospectus under "How the Fund Invests-- Investment Objective and Policies." A series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts together with premiums paid on options thereon, would exceed 20% of the total assets of the series.

    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests--Investment Objective and Policies-- Futures Contracts and Options Thereon" in each series' Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.

    Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures may not conform to the hours during which the series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis. The payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

    A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued and delayed delivery commitments will be established with the Fund's Custodian and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, the series will meet their respective obligations from then available cash flow, sale of securities held in a separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Taxes, Dividends and Distributions."

    Each series (other than the money market series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

SEGREGATED ACCOUNTS

    When a series is required to segregate assets in connection with certain hedging transactions, it will maintain cash or other liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

PORTFOLIO TURNOVER

    Portfolio transactions will be undertaken principally to accomplish a series' objective in relation to anticipated movements in the general level of interest rates but a series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as portfolio turnover and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less. A series' portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. For the fiscal year ended August 31, 1998, the portfolio turnover rate of each series, other than the money market series, was as follows:

                                                                                 PORTFOLIO
SERIES                                                                         TURNOVER RATE
-----------------------------------------------------------------------------  --------------
Florida......................................................................         35%
Maryland.....................................................................         34%
Massachusetts................................................................         33%
Michigan.....................................................................         29%
New Jersey...................................................................         18%
New York.....................................................................         33%
North Carolina...............................................................         27%
Ohio.........................................................................         30%
Pennsylvania.................................................................         13%

ILLIQUID SECURITIES

    A series may hold up to 15% (10% in the case of the money market series) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

    Securities of financially and operationally troubled obligors (distressed securities) are less liquid and are more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% (or 10%) of its net assets in illiquid securities.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security,
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease, (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled, (ii) if applicable, what assurance there is that the assets represented by the lease can be sold, (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics), (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation) and (v) the legal recourse in the event of failure to appropriate and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS

    The series' repurchase agreements will be collateralized by U.S. Government obligations. The series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the series will suffer a loss.

    The series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

         1. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the Fund (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. Make short sales of securities or maintain a short position.

         3. Issue senior securities, borrow money or pledge its assets, except that the Fund may on behalf of a series borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund on behalf of a series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of the assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, the writing of related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.

         4. Purchase any security if as a result, with respect to 75% of a series' total assets (except with respect to the Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series and the New Jersey Money Market Series), more than 5% of the total assets of any series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities).

         5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series), securities which are secured by real estate and securities of companies which invest or deal in real estate.

         6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         7. Invest in interests in oil, gas or other mineral exploration or development programs.

         8. Make loans, except through repurchase agreements.

    For purposes of investment limitation number 4, the New York Money Market Series' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS

                                                                     PRINCIPAL OCCUPATION
     NAME AND ADDRESS** (AGE)        POSITION WITH FUND             DURING PAST FIVE YEARS
-----------------------------------  ------------------  ---------------------------------------------
 Edward D. Beach (73)..............    Trustee           President and Director of BMC Fund, Inc., a
                                                         closed-end investment company; formerly, Vice
                                                           Chairman of Broyhill Furniture Industries,
                                                           Inc.; Certified Public Accountant;
                                                           Secretary and Treasurer of Broyhill Family
                                                           Foundation, Inc.; Member of the Board of
                                                           Trustees of Mars Hill College; Director of
                                                           The High Yield Income Fund, Inc.
 Eugene C. Dorsey (71).............    Trustee           Retired President, Chief Executive Officer
                                                         and Trustee of the Gannett Foundation (now
                                                           Freedom Forum); former Publisher of four
                                                           Gannett newspapers and Vice President of
                                                           Gannett Company; past Chairman of
                                                           Independent Sector (national coalition of
                                                           philanthropic organizations); former
                                                           Chairman of the American Council for the
                                                           Arts; former Director of the Advisory Board
                                                           of Chase Manhattan Bank of Rochester;
                                                           Director of and The High Yield Income Fund,
                                                           Inc. and First Financial Fund, Inc.
 Delayne Dedrick Gold (60).........    Trustee           Marketing and Management Consultant; Director
                                                         of The High Yield Income Fund, Inc.

                                                                     PRINCIPAL OCCUPATION
     NAME AND ADDRESS** (AGE)        POSITION WITH FUND             DURING PAST FIVE YEARS
-----------------------------------  ------------------  ---------------------------------------------
*Robert F. Gunia (51)                  Trustee           Vice President (since September 1997) of
                                                           Prudential Insurance Company of America;
                                                           Executive Vice President and Treasurer
                                                           (since December 1996) of Prudential
                                                           Investments Fund Management LLC (PIFM);
                                                           Senior Vice President (since March 1987) of
                                                           Prudential Securities Incorporated
                                                           (Prudential Securities); formerly Chief
                                                           Administrative Officer (July 1990-September
                                                           1996), Director (January 1989-September
                                                           1996) and Executive Vice President,
                                                           Treasurer and Chief Financial Officer (June
                                                           1987-September 1996) of Prudential Mutual
                                                           Fund Management, Inc.; Vice President and
                                                           Director of The Asia Pacific Fund, Inc.
                                                           (since May 1989); Director of The High
                                                           Yield Income Fund, Inc.
*Harry A. Jacobs, Jr. (77).........    Trustee           Senior Director (since January 1986) of
 One New York Plaza                                      Prudential Securities; formerly Interim
 New York, NY 10292                                        Chairman and Chief Executive Officer of
                                                           Prudential Mutual Fund Management, Inc.
                                                           (June-September 1993); formerly Chairman of
                                                           the Board of Prudential Securities
                                                           (1982-1985) and Chairman of the Board and
                                                           Chief Executive Officer of Bache Group Inc.
                                                           (1977-1982); Trustee of the Trudeau
                                                           Institute; Director of The First Australia
                                                           Fund, Inc., The First Australia Prime
                                                           Income Fund, Inc. and The High Yield Income
                                                           Fund.
*Mendel A. Melzer CFA (37).........    Trustee           Chief Investment Officer (since October 1996)
 751 Broad Street                                        of Prudential Mutual Funds; formerly Chief
 Newark, NJ 07102                                          Financial Officer of Prudential Investments
                                                           (November 1995-September 1996), Senior Vice
                                                           President and Chief Financial Officer
                                                           (April 1993-November 1995) of Prudential
                                                           Preferred Financial Services, Managing
                                                           Director (April 1991-April 1993) of
                                                           Prudential Investment Advisors and Senior
                                                           Vice President (July 1989-April 1991) of
                                                           Prudential Capital Corporation; Chairman
                                                           and Director of Prudential Series Fund,
                                                           Inc.; Director of The High Yield Income
                                                           Fund, Inc.
 Thomas T. Mooney (56).............    Trustee           President of the Greater Rochester Metro
                                                         Chamber of Commerce; formerly Rochester City
                                                           Manager; Trustee of Center for Governmental
                                                           Research, Inc.; Director of Blue Cross of
                                                           Rochester, The Business Counsel of New York
                                                           State, Executive Service Corps of
                                                           Rochester, Monroe County Water Authority,
                                                           Rochester Jobs, Inc., Monroe County
                                                           Industrial Development Corporation,
                                                           Northeast Midwest Institute, and The High
                                                           Yield Income Fund, Inc.; President,
                                                           Director and Treasurer of First Financial
                                                           Fund Inc. and The High Yield Plus Fund,
                                                           Inc.

                                                                     PRINCIPAL OCCUPATION
     NAME AND ADDRESS** (AGE)        POSITION WITH FUND             DURING PAST FIVE YEARS
-----------------------------------  ------------------  ---------------------------------------------
 Thomas H. O'Brien (73)............    Trustee           President of O'Brien Associates (financial
                                                         and management consultants) (since April
                                                           1984); formerly President of Jamaica Water
                                                           Securities Corp. (holding company)
                                                           (February 1989-August 1990); Chairman and
                                                           Chief Executive Officer (September
                                                           1987-February 1989) and Director (September
                                                           1987-August 1990) of Jamaica Water Supply
                                                           Company; Director and President of Winthrop
                                                           Regional Health System and United
                                                           Presbyterian Home at Syoset Inc.; Director
                                                           of Ridgewood Savings Bank and The High
                                                           Yield Income Fund, Inc.; Trustee of Hofstra
                                                           University.
*Richard A. Redeker (55)...........    President and     Employee of Prudential Investments; formerly
 751 Broad Street                      Trustee             President, Chief Executive Officer and
 Newark, NJ 07102                                          Director (October 1993-September 1996) of;
                                                           Executive Vice President, Director and
                                                           Member of Operating Committee (October
                                                           1993-September 1996), Prudential
                                                           Securities; Director (October
                                                           1993-September 1996), Prudential Securities
                                                           Group, Inc.; Executive Vice President
                                                           (January 1994-September 1996), The
                                                           Prudential Investment Corporation; Director
                                                           (January 1994-September 1996) of Prudential
                                                           Mutual Fund Distributors, Inc. and
                                                           Prudential Mutual Fund Services, Inc.;
                                                           prior thereto, Senior Executive Vice
                                                           President and Director of Kemper Financial
                                                           Services, Inc. (September 1978-September
                                                           1993); President and Director of The High
                                                           Yield Income Fund, Inc.
 Nancy H. Teeters (68).............    Trustee           Economist; formerly Vice President and Chief
                                                           Economist (March 1986-June 1990) of
                                                           International Business Machines
                                                           Corporation; Member of the Board of
                                                           Governors of the Federal Reserve System
                                                           (1984-1990) Director of Inland Steel
                                                           Industries (since July 1991) and The High
                                                           Yield Income Fund, Inc.
 Louis A. Weil, III (57)...........    Trustee           Publisher and Chief Executive Officer (since
                                                         January 1996) and Director (since September
                                                           1991) of Central Newspapers, Inc.; Chairman
                                                           (since January 1996), Publisher and Chief
                                                           Executive Officer (August 1991-December
                                                           1995) of Phoenix Newspapers, Inc.; prior
                                                           thereto, Publisher of Time Magazine (May
                                                           1989-March 1991); President, Publisher and
                                                           Chief Executive Officer of The Detroit News
                                                           (February 1986-August 1989); formerly
                                                           member of the Advisory Board, Chase
                                                           Manhattan Bank-Westchester; Director of The
                                                           High Yield Income Fund, Inc.

                                                                     PRINCIPAL OCCUPATION
     NAME AND ADDRESS** (AGE)        POSITION WITH FUND             DURING PAST FIVE YEARS
-----------------------------------  ------------------  ---------------------------------------------
 S. Jane Rose (52).................    Secretary         Senior Vice President (since December 1996)
                                                         of PIFM; Senior Vice President and Senior
                                                           Counsel (since July 1992) of Prudential
                                                           Securities; formerly Senior Vice President
                                                           (January 1991-September 1996) and Senior
                                                           Counsel (June 1987-September 1996) of
                                                           Prudential Mutual Fund Management, Inc.
 Grace Torres (39).................    Treasurer and     First Vice President (since December 1996) of
                                       Principal         PIFM; First Vice President (since March 1994)
                                       Financial and       of Prudential Securities; formerly First
                                       Accounting          Vice President (March 1994-September 1996)
                                       Officer             of Prudential Mutual Fund Management, Inc.;
                                                           prior thereto Vice President (July
                                                           1989-March 1994) of Bankers Trust
                                                           Corporation.
 Stephen M. Ungerman (45)..........    Assistant         Vice President and Tax Director (since March
                                       Treasurer         1996) of Prudential Investments; formerly
                                                           First Vice President of Prudential Mutual
                                                           Fund Management, Inc. (February 1993-March
                                                           1996).
 Deborah A. Docs (40)..............    Assistant         Vice President (since December 1996) of PIFM;
                                       Secretary         Vice President and Associate General Counsel
                                                           of Prudential Securities; formerly Vice
                                                           President and Associate General Counsel
                                                           (June 1991-September 1996) of Prudential
                                                           Mutual Fund Management, Inc.
 David F. Connor (34)..............    Secretary         Assistant General Counsel (since March 1998)
                                                         of PIFM; Associate Attorney, Drinker Biddle &
                                                           Reath LLP prior thereto.


------------------------
 *"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.
**Unless otherwise noted, the address for each of the above persons is c/o:
  Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

    Trustees and officers of the Fund are also Trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey, Jacobs and O'Brien are scheduled to retire on December 31, 1999, 1999, 1998 and 1999, respectively.

    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $6,500, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission

Exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended August 31, 1998 and the aggregate compensation paid to such Trustees for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                    PENSION OR
                                                                    RETIREMENT                              TOTAL COMPENSATION
                                                   AGGREGATE     BENEFITS ACCRUED     ESTIMATED ANNUAL      FROM FUND AND FUND
                                                  COMPENSATION    AS PART OF FUND       BENEFITS UPON        COMPLEX PAID TO
NAME AND POSITION                                  FROM FUND         EXPENSES            RETIREMENT              TRUSTEES
-----------------------------------------------  --------------  -----------------  ---------------------  --------------------
Edward D. Beach, Trustee                           $    6,500             None                  N/A        $   135,000(38/63)*
Eugene C. Dorsey, Trustee**                        $    6,500             None                  N/A        $    70,000(16/43)*
Delayne Dedrick Gold, Trustee                      $    6,500             None                  N/A        $   135,000(38/63)*
Robert F. Gunia, Trustee+                              --                 None                  N/A                 --
Harry A. Jacobs, Jr., Trustee+                         --                 None                  N/A                 --
Donald D. Lennox, Retired Trustee                  $    6,500             None                  N/A        $    90,000(26/50)*
Mendel A. Melzer, Trustee+                             --                 None                  N/A                 --
Thomas T. Mooney, Trustee**                        $    6,500             None                  N/A        $   115,000(31/64)*
Thomas H. O'Brien, Trustee                         $    6,500             None                  N/A        $    45,000(11/29)*
Richard A. Redeker, Trustee+                           --                 None                  N/A                 --
Nancy H. Teeters, Trustee                          $    6,500             None                  N/A        $    90,000(23/42)*
Louis A. Weil, III, Trustee                        $    6,500             None                  N/A        $    90,000(26/50)*

------------------------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the Funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Trustees under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $87,401 and $143,909 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

 + Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A.
    Redeker, who are each interested Trustees, do not receive compensation from the Fund or any other fund in the Fund Complex.

    As of October 9, 1998, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each series of the Fund.

    As of October 9, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were those listed in Appendix IV.

    As of October 9, 1998, Prudential Securities was the record holder for other beneficial owners of the following shares of the series, representing the percentage shown of the outstanding shares of each such series:

     SERIES                            CLASS A                 CLASS B                CLASS C               CLASS Z
     -------------------------  ----------------------  ----------------------  --------------------  --------------------
     Florida..................   5,866,381       (72%)   1,821,654       (85%)   606,754       (87%)    30,085   (99.9%)
     Maryland.................     747,871       (47%)     531,533       (52%)     9,970       (92%)       N/A
     Massachusetts............   1,461,488       (57%)     645,801       (49%)    13,265       (83%)     2,289   (99%)
     Michigan.................   1,003,651       (41%)     759,645       (42%)    32,804       (78%)       N/A
     New Jersey...............   8,384,028       (78%)   7,180,147       (75%)   109,786       (88%)     8,408   (99.7%)
     New York.................   8,915,140       (61%)   5,121,277       (67%)    83,908       (81%)    37,894   (93%)
     North Carolina...........   1,768,911       (68%)   1,340,476       (73%)     2,421       (95%)       N/A
     Ohio.....................   2,149,384       (51%)   1,177,664       (43%)    12,202       (80%)       N/A
     Pennsylvania.............   4,663,116       (50%)   4,079,640       (39%)    72,397       (71%)       N/A

    As of October 9, 1998, Prudential Securities was the record holder for other beneficial owners of 80,722,672 shares (or 99% of those outstanding) of the Connecticut Money Market Series, 55,955,115 shares (or 99.7% of those outstanding) of the Massachusetts Money Market Series, 198,475,241 shares (or 99% of those outstanding) of the New Jersey Money Market Series and 398,651,128 shares (or 99.6% of those outstanding) of the New York Money Market Series. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of each series. As of September 30, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $67 billion. According to the Investment Company Institute, as of March 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended August 31, 1998.

    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communication expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on May 12, 1998 and by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by the shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992.

    The amount of the management fee paid by each series of the Fund to PIFM for the fiscal years ended August 31, 1996 ,1997 and 1998 was as follows:

                                                                  1996                   1997                 1998
                                                          ---------------------  ---------------------  -----------------
                                                             MANAGEMENT FEES        MANAGEMENT FEES      MANAGEMENT FEES
                                                          ---------------------  ---------------------  -----------------
                                                             PAID      WAIVED       PAID      WAIVED          PAID
                                                          ----------  ---------  ----------  ---------  -----------------
Municipal Series Fund:
  Connecticut Money Market Series.......................  $   93,220  $ 279,660  $   96,876  $ 290,624     $   423,998
  Florida Series........................................     247,835    417,808     368,602    245,735         596,439
  Maryland Series.......................................     172,913     19,213     158,091     17,566         160,201
  Massachusetts Series..................................     242,474     26,941     222,502     24,722         231,959
  Massachusetts Money Market Series.....................      68,361    205,083      66,348    199,044         277,698
  Michigan Series.......................................     302,058     33,562     275,401     30,600         280,830
  New Jersey Series.....................................   1,162,663    266,868   1,140,799    126,755       1,184,566
  New Jersey Money Market Series........................     877,965     85,123     981,113     --             993,236
  New York Series.......................................   1,447,226    160,803   1,338,809    148,756       1,401,539
  New York Money Market Series..........................   1,682,136     --       1,630,461     --           1,867,472
  North Carolina Series.................................     284,859     31,651     255,716     28,413         265,541
  Ohio Series...........................................     491,452     54,606     437,408     46,601         445,394
  Pennsylvania Series...................................   1,127,704    125,300   1,046,806    116,312       1,110,102

    PIFM discontinued its management fee waiver with respect to each applicable Series effective September 1, 1997.


    PIFM has entered into the Subadvisory Agreement with the Subadviser. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.


    Peter Allegrini oversees the municipal bond team at the Subadviser. He also serves as the portfolio manager of the High Yield Series of Prudential Municipal Bond Fund. He has been in the investment business since 1978.

    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 12, 1998, by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

                                  DISTRIBUTOR

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities), was the Fund's distributor.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements for the money market series and the other series (the Distribution Agreements), the Distributor incurs the expenses of distributing shares of the money market series and the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in each series' Prospectus.

    Prior to January 22, 1990, the non-money market series of the Fund offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to any one of the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A and Class B Plans, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. Total distribution fees (including the service fee of .25 of 1%) may not exceed .50 of 1%. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans, adopted a plan of distribution for the Class C shares and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. Also on May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, approved a plan of distribution (the Florida Series' Class C Plan) for the Florida Series' Class C shares. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 12, 1998. The Class A Plan, as previously amended, was approved by Class A and Class B shareholders, the Class B Plan was approved by Class B shareholders and the Class C Plan was approved by the Class C shareholders on July 19, 1994. The Florida Series' Class C Plan was approved by the sole shareholder of the Class C shares of the Florida Series on June 30, 1993. The Class B Plan was approved by the sole shareholder of the Florida Series' Class B shares on August 1, 1994 and of the other series having Class C shares on August 1, 1994.

    Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) acted as the distributor of the shares of the Fund. On May 12, 1998, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan and the Distribution Agreement, adopted a new distribution agreement and an amendment to the Class A, Class B and Class C Plans, effective June 1, 1998, under which the responsibility for distribution was transferred from Prudential Securities to the Distributor.

    CLASS A PLAN. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received the following payments under the Class A Plan:

SERIES
----------------------------------------------------------------------------
Florida.....................................................................    $    90,437
Maryland....................................................................         18,857
Massachusetts...............................................................         29,031
Michigan....................................................................         30,330
New Jersey..................................................................        107,206
New York....................................................................        174,485
North Carolina..............................................................         29,617
Ohio........................................................................         51,082
Pennsylvania................................................................         96,053

    This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received approximate initial sales charges with respect to the sale of Class A shares as follows:

SERIES
----------------------------------------------------------------------------
Florida.....................................................................    $    55,400
Maryland....................................................................         10,600
Massachusetts...............................................................          9,000
Michigan....................................................................         12,700
New Jersey..................................................................        116,700
New York....................................................................         24,600
North Carolina..............................................................          7,000
Ohio........................................................................          7,300
Pennsylvania................................................................         33,300

    CLASS B PLAN. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received the distribution fees paid by the following series of the Fund and the proceeds of contingent deferred sales charges paid by investors on the redemption of Class B shares as set forth below:

                                                                                APPROXIMATE
                                                                                CONTINGENT
                                                                   AMOUNT OF     DEFERRED
SERIES                                                                FEE      SALES CHARGES
----------------------------------------------------------------  -----------  -------------
Florida.........................................................  $   105,768   $    47,200
Maryland........................................................       64,796        18,700
Massachusetts...................................................       86,264        37,000
Michigan........................................................      125,802        29,500
New Jersey......................................................      641,910       111,500
New York........................................................      523,267       143,000
North Carolina..................................................      117,300        24,500
Ohio............................................................      189,240        72,300
Pennsylvania....................................................      626,532       116,600

    For fiscal year ended August 31, 1998, it is estimated that Prudential Securities, as the predecessor distributor, and the Distributor spent approximately the following amounts:

                                                                  COMPENSATION    APPROXIMATE
                      PRINTING AND  COMMISSION                   TO PRUSEC* FOR      TOTAL
                        MAILING     PAYMENTS TO                    COMMISSION       AMOUNT
                      PROSPECTUSES   FINANCIAL                    PAYMENTS TO      SPENT BY
                        TO OTHER    ADVISERS OF  OVERHEAD COSTS  REPRESENTATIVES  DISTRIBUTOR
                      THAN CURRENT  PRUDENTIAL   OF PRUDENTIAL     AND OTHER     ON BEHALF OF
SERIES                SHAREHOLDERS  SECURITIES    SECURITIES**     EXPENSES**       SERIES
--------------------  ------------  -----------  --------------  --------------  -------------
Florida.............  $    1,300    $  119,000   $    118,700    $     3,800     $    292,800
Maryland............         500        41,000         24,700          2,000           68,200
Massachusetts.......         700        36,800         12,500          6,500           56,500
Michigan............         900        52,200         19,800         22,800           95,700
New Jersey..........       6,800        47,000        183,400        393,900          631,100
New York............       7,134       105,180        391,493         55,064          558,871
North Carolina......       3,100        51,700         27,000          9,500           91,300
Ohio................       1,853        98,455         23,902         39,036          163,246
Pennsylvania........       7,500       120,600        143,300        268,600          540,000

------------------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The amount of distribution expenses reimbursable by the Fund with respect to Class B shares is reduced by the amount of such contingent deferred sales charges with respect to redemptions of such shares.

    CLASS C PLAN. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received the distribution fees paid by the following series of the Fund under the Class C Plan and the proceeds of contingent deferred sales charges paid by investors on the redemption of shares as set forth below:


                                                                                APPROXIMATE
                                                                                CONTINGENT
                                                                    AMOUNT OF    DEFERRED
SERIES                                                                 FEE     SALES CHARGES
------------------------------------------------------------------  ---------  -------------
Florida...........................................................  $  54,935    $       0
Maryland..........................................................        671            0
Massachusetts.....................................................        757          500
Michigan..........................................................      3,140            0
New Jersey........................................................      9,552          300
New York..........................................................      7,268        2,000
North Carolina....................................................        234            0
Ohio..............................................................      1,116          100
Pennsylvania......................................................      4,956          100


    Distribution fees were expended primarily for payment of account servicing fees.

    Pursuant to Rule 12b-1, the Plans and the money market series' Plan of Distribution (collectively, the Plans) were last approved by the Trustees of the Fund, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans on May 12, 1998.

    The Plans provide that they shall continue in effect from year to year with respect to each series, provided such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days' nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreements were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 12, 1998.

    The Connecticut Money Market, Massachusetts Money Market, New Jersey Money Market, and the New York Money Market Series' Plan of Distribution (the Money Market Plan) was last approved by the Trustees of the Fund, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Money Market Plan, on May 12, 1998. The Money Market Plan was approved by shareholders of the New York Money Market Series on December 28, 1988, by shareholders of the New Jersey Money Market Series on December 30, 1991 and by shareholders of the Connecticut Money Market Series and Massachusetts Money Market Series on November 10, 1992. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor incurred distribution expenses with respect to the money market series, all of which were recovered by Prudential Securities and the Distributor through the distribution fee paid by the series, as follows:

SERIES
-------------------------------------------------------------------------
Connecticut Money Market.................................................     $    105,999
Massachusetts Money Market...............................................           69,425
New Jersey Money Market..................................................          248,309
New York Money Market....................................................          466,868

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of any series, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for each series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any series, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliates) acts as principal except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with Prudential Securities acting as a market-maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities for each series of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their present investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended August 31, 1998, 1997 and 1996, the Series paid brokerage commissions on certain options and futures transactions as set forth below. During these periods, the Series paid no brokerage commissions to Prudential Securities.


                                                                                   BROKERAGE COMMISSIONS
                                                                              -------------------------------
SERIES                                                                          1998       1997       1996
----------------------------------------------------------------------------  ---------  ---------  ---------
Connecticut Money Market....................................................  $       0  $       0  $       0
Florida.....................................................................      7,000      8,890      7,438
Maryland....................................................................      1,540      2,678      3,413
Massachusetts...............................................................      2,625      2,205      3,413
Massachusetts Money Market..................................................          0          0          0
Michigan....................................................................      2,888      3,167      4,498
New Jersey..................................................................      3,675     23,539     15,839
New Jersey Money Market.....................................................          0          0          0
New York....................................................................     19,968     23,240     22,540
New York Money Market.......................................................          0          0          0
North Carolina..............................................................      2,599      5,058      6,651
Ohio........................................................................      7,333      4,620      9,468
Pennsylvania................................................................     18,445     20,991     20,685


                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of each series of the Fund, other than the money market series, may be purchased at a price equal to the next determined net asset value per share
(NAV) plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent deferred sales charge. Class Z shares of the Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in each series' Prospectus.


    Each class of shares represents an interest in the same portfolio of investments of the series and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account-- Exchange Privilege."

    For a description of the methods of purchasing shares of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series or the New York Money Market Series, see "Shareholder Guide--How to Buy Shares of the Fund" in the money market series' Prospectuses.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3%, Class C shares* are sold with a front-end sales charge of 1%, and Class B* and Class Z shares are sold at NAV. Using the NAV at August 31, 1998 of each series currently in existence (other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series), the maximum offering price of the series' shares was as follows:

CLASS A                                    FL     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value and redemption price per
 Class A share.......................... $10.74 $11.34 $11.90 $12.37 $11.31 $12.30 $11.69 $12.31 $10.92
Maximum initial sales charge (3% of
 offering price)........................    .33    .35    .37    .38    .35    .38    .36    .38    .34
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Offering price to public................ $11.07 $11.69 $12.27 $12.75 $11.66 $12.68 $12.05 $12.69 $11.26
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------


CLASS B                                    FL     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value, redemption price and
 offering price to public per Class B
 share*................................. $10.74 $11.36 $11.89 $12.36 $11.31 $12.30 $11.69 $12.32 $10.92
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------

CLASS C                                    FL     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value and redemption price per
 Class C share*......................... $10.74 $11.36 $11.89 $12.36 $11.31 $12.30 $11.69 $12.32 $10.92
Maximum initial sales charge (1% of
 offering price)**......................    .11    .11    .12    .12    .11    .12    .12    .12    .11
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Offering price to public................ $10.85 $11.47 $12.01 $12.48 $11.42 $12.42 $11.81 $12.44 $11.03
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------

CLASS Z                                    FL            MA            NJ     NY
---------------------------------------- ------        ------        ------ ------
Net asset value, redemption price and
 offering price to public per Class Z
 share.................................. $10.73        $11.89        $11.32 $12.31
                                         ------        ------        ------ ------
                                         ------        ------        ------ ------

------------------------
 *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.
**Prior to November 2, 1998, Class C shares were sold without an initial sales charge.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) one or more employee benefit plans of a company controlled by an individual; and

    (h) (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectuses.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through the Distributor through your will not be aggregated to determine the reduced sales charge.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge (CDSC) is waived under circumstances described in the applicable Prospectuses. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges-- Class B Shares" in the Prospectus of each applicable series. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A copy of the shareholder's death certificate
                                                  or, in the case of a trust, a copy of the
                                                  grantor's death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability--An individual will be considered      A copy of the Social Security Administration
disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful activity by reason of any     physician's letterhead stating that the
medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in     grantor) is permanently disabled. The letter
death or to be of long-continued and indefinite   must also indicate the date of disability.
duration.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                               CONTINGENT DEFERRED SALES CHARGE
                              AS A PERCENTAGE OF DOLLARS INVESTED
                                    OR REDEMPTION PROCEEDS
   YEAR SINCE PURCHASE     -----------------------------------------
      PAYMENT MADE         $500,001 TO $1 MILLION    OVER $1 MILLION
-------------------------  -----------------------   ---------------
First....................             3.0%                  2.0%
Second...................             2.0%                  1.0%
Third....................             1.0%                  0%
Fourth and thereafter....             0%                    0%

    You must notify the Transfer Agent, the Distributor or your Dealer, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series. An investor may direct the Transfer Agent in writing by the first business day of the month to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the Dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    Each series makes available to its shareholders the privilege of exchanging their shares of a series for shares of other series of the Fund and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of other series of the Fund or certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series) (Class A shares)
        (U.S. Treasury Money Market Series) (Class A shares)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets, Inc. (Class A shares)

       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of each series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No sales charge will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month.Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING (NOT APPLICABLE TO THE MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

                         PERIOD OF
                   MONTHLY INVESTMENTS:                       $100,000     $150,000     $200,000     $250,000
-----------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years...................................................   $     110    $     165    $     220    $     275
20 Years...................................................         176          264          352          440
15 Years...................................................         296          444          592          740
10 Years...................................................         555          833        1,110        1,338
 5 Years...................................................       1,371        2,057        2,742        3,428

See "Automatic Investment Plan."
------------------------
(1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a series monthly by authorizing his or her bank account or Prudential Securities account (including a COMMAND Account) to be debited to invest specified dollar amounts in shares of the series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your Dealer.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your Dealer. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

    The Distributor and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

HOW TO REDEEM SHARES OF THE MONEY MARKET SERIES

    Redemption orders submitted to and received by Prudential Mutual Fund Services LLC (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such Series) may use Check Redemption, Expedited Redemption or Regular Redemption.

  CHECK REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checking accounts, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified or official bank checks or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account. Checks in an amount less than $500 will not be honored.

    There is a service charge of $5.00 payable to PMFS to establish a checking account and to order checks. The Custodian and the Fund have reserved the right to modify this checking account privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  EXPEDITED REDEMPTION

    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

  REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address.

MUTUAL FUND PROGRAMS

    From time to time, the Fund (or a Series of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor, or Prudential/Pruco Securities Representative, or other Dealer concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The net asset value per share (NAV) of a series is the net worth of such series (assets, including securities at value, minus liabilities) divided by the number of shares of such series outstanding. NAV is calculated separately for each class. The Fund will compute the NAV of each such series (except the money market series) once daily at 4:15 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the series have been received or on days on which changes in the value of the series' portfolio securities do not affect NAV. The Fund will compute the NAV of the money market series at 4:30 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the money market series have been received or on days on which changes in the value of the money market series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the non-money market series of the Fund) and between such closing and 4:30 P.M., New York time (with respect to the money market series of the Fund). The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The money market series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the money market series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with regulations of the Commission. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the money market series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the money market series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the money market series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a NAV.

                            PERFORMANCE INFORMATION

  ALL SERIES (EXCEPT THE MONEY MARKET SERIES)

    YIELD. Each series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the series' net investment income per share earned during this 30-day period by the NAV on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with Commission regulations, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period, which includes management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus of each series. The yields for the 30 days ended August 31, 1998 were as follows:

                      CLASS A   CLASS B   CLASS C
                      -------   -------   -------
SERIES                 YIELD     YIELD     YIELD
--------------------  -------   -------   -------
Florida.............   4.02%     3.75%     3.50%
Maryland............   3.69      3.46      3.22
Massachusetts.......   3.85      3.57      3.32
Michigan............   3.77      3.54      3.31
New Jersey..........   3.86      3.59      3.34
New York............   4.09      3.82      3.58
North Carolina......   4.01      3.74      3.48
Ohio................   3.79      3.51      3.26
Pennsylvania........   4.08      3.81      3.56

                      CLASS Z
                      -------
SERIES                 YIELD
--------------------  -------
Florida.............   4.25%
Maryland............   None
Massachusetts.......   4.05
Michigan............    N/A
New Jersey..........   4.08
New York............   4.32
North Carolina......    N/A
Ohio................    N/A
Pennsylvania........    N/A


    The series' yield is computed according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where:  a  =  dividends and interest earned during the period.
        b  =  expenses accrued for the period (net of reimbursements).
        c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    Each series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 1998, the tax equivalent yields (assuming a federal tax rate of 36%) were as follows:

                      CLASS A            CLASS B            CLASS C            CLASS Z
                  ----------------   ----------------   ----------------   ----------------
                   TAX EQUIVALENT     TAX EQUIVALENT     TAX EQUIVALENT     TAX EQUIVALENT
SERIES                 YIELD              YIELD              YIELD              YIELD
----------------  ----------------   ----------------   ----------------   ----------------
Florida.........         6.28%              5.86%              5.47%              6.64%
Maryland........         6.07               5.69               5.29                N/A
Massachusetts...         6.84               6.34               5.89               7.19%
Michigan........         6.16               5.79               5.41                N/A
New Jersey......         6.44               5.99               5.57               6.81%
New York........         6.86               6.41               6.01               7.25%
North
 Carolina.......         6.79               6.33               5.89                N/A
Ohio............         6.38               5.91               5.49                N/A
Pennsylvania....         6.56               6.12               5.72                N/A

    AVERAGE ANNUAL TOTAL RETURN. Each series of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where:  P = a hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return (with and without management subsidies and waivers) for the series (other than the money market series) for the periods ended August 31, 1998 were as follows:

                                             CLASS A
                 ---------------------------------------------------------------
                                                    WITHOUT
                                                 SUBSIDY/WAIVER
                                            ------------------------
                 ONE    FIVE      SINCE     ONE    FIVE      SINCE     INCEPTION
SERIES           YEAR   YEARS   INCEPTION   YEAR   YEARS   INCEPTION     DATE
---------------  ----   -----   ---------   ----   -----   ---------   ---------
Florida........  5.09%  5.16%       7.61%   5.09%  4.68%       7.01%   12/28/90
Maryland.......  4.77   4.60        6.67    4.77   4.56        6.65     1/22/90
Massachusetts... 4.86   5.08        7.21    4.86   5.04        7.18     1/22/90
Michigan.......  5.54   5.08        7.14    5.54   5.04        7.12     1/22/90
New Jersey.....  5.21   4.77        7.41    5.21   4.66        7.19     1/22/90
New York.......  5.45   5.00        7.42    5.45   5.03        7.44     1/22/90
North
 Carolina......  5.46   4.80        6.90    5.46   4.76        6.88     1/22/90
Ohio...........  5.53   4.97        7.15    5.53   4.94        7.13     1/22/90
Pennsylvania...  4.33   4.90        7.14    4.33   4.94        7.17     1/22/90

                                             CLASS B
                 ---------------------------------------------------------------
                                                    WITHOUT
                                                 SUBSIDY/WAIVER
                                            ------------------------
                                TEN YEARS                  TEN YEARS
                 ONE    FIVE    OR SINCE    ONE    FIVE    OR SINCE    INCEPTION
SERIES           YEAR   YEARS   INCEPTION   YEAR   YEARS   INCEPTION     DATE
---------------  ----   -----   ---------   ----   -----   ---------   ---------
Florida........  2.91%   N/A        6.96%   2.91%   N/A        6.59%     8/1/94
Maryland.......  2.68   4.67%       6.85    2.68   4.63%       6.83
Massachusetts..  2.67   5.10        7.23    2.67   5.06        7.22
Michigan.......  3.38   5.11        7.43    3.38   5.08        7.42
New Jersey.....  3.03   4.83        7.68    3.03   4.72        7.42
New York.......  3.28   5.06        7.46    3.28   5.09        7.48
North
 Carolina......  3.19   4.84        7.46    3.19   4.80        7.32
Ohio...........  3.36   5.04        7.34    3.36   5.01        7.32
Pennsylvania...  2.13   4.95        7.43    2.13   4.99        7.50

SERIES
---------------
Florida........
Maryland.......
Massachusetts...
Michigan.......
New Jersey.....
New York.......
North
 Carolina......
Ohio...........
Pennsylvania...

                                            CLASS C
                 -------------------------------------------------------------
                                                   WITHOUT
                                                  SUBSIDY/
                                                   WAIVER
                                           -----------------------
                 ONE    FIVE     SINCE     ONE    FIVE     SINCE     INCEPTION
SERIES           YEAR   YEARS  INCEPTION   YEAR   YEARS  INCEPTION     DATE
---------------  ----   ----   ---------   ----   ----   ---------   ---------
Florida........  6.64%  5.09%      5.63%   6.64%  4.62%      5.12%    7/26/93
Maryland.......  6.41   N/A        6.27    6.41   N/A        6.23      8/1/94
Massachusetts..  6.41   N/A        6.49    6.41   N/A        6.45      8/1/94
Michigan.......  7.11   N/A        6.45    7.11   N/A        6.41      8/1/94
New Jersey.....  6.76   N/A        6.56    6.76   N/A        6.47      8/1/94
New York.......  7.01   N/A        6.70    7.01   N/A        6.66      8/1/94
North
 Carolina......  6.92   N/A        6.39    6.92   N/A        6.34      8/1/94
Ohio...........  7.09   N/A        6.29    7.09   N/A        6.25      8/1/94
Pennsylvania...  5.86   N/A        6.45    5.86   N/A        6.40      8/1/94

                                     CLASS Z
                 -----------------------------------------------
                                        WITHOUT
                                        SUBSIDY/
                                         WAIVER
                                    ----------------
                 ONE      SINCE     ONE      SINCE     INCEPTION
SERIES           YEAR   INCEPTION   YEAR   INCEPTION     DATE
---------------  ----   ---------   ----   ---------   ---------
Florida........  8.34%      7.47%   8.34%      7.35%    12/6/96
Maryland.......  N/A         N/A    N/A         N/A         N/A
Massachusetts..  8.31       7.43    8.31       7.43     12/6/96
Michigan.......  N/A         N/A    N/A         N/A         N/A
New Jersey.....  8.48       7.99    8.48       7.99     12/6/96
New York.......  8.81       8.00    8.81       8.00     12/6/96
North
 Carolina......  N/A         N/A    N/A         N/A         N/A
Ohio...........  N/A         N/A    N/A         N/A         N/A
Pennsylvania...  N/A         N/A    N/A         N/A         N/A


    AGGREGATE TOTAL RETURN. Each series of the Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.

    Aggregate total return represents the cumulative change in the value of an investment in a series of the Fund and is computed according to the following formula:

                                     ERV-P
                                     ------
                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1998 for the Class A, Class B, Class C and Class Z shares were as follows:

                                                                                    CLASS B
                                                                   ------------------------------------------
                                       CLASS A
                      ------------------------------------------
                                                                                   AGGREGATE
                                      AGGREGATE                                      TOTAL
                                        TOTAL                                        RETURN
                                        RETURN                     ------------------------------------------
                      ------------------------------------------                   10 YR. OR
                                        SINCE                                        SINCE
SERIES                1 YR.   5 YR.   INCEPTION   INCEPTION DATE   1 YR.   5 YR.   INCEPTION   INCEPTION DATE
--------------------  -----   -----   ---------   --------------   -----   -----   ---------   --------------
Florida.............  8.34%   32.55%   80.97%        12/28/90      7.91%     N/A    32.59%         8/1/94
Maryland............  8.01    29.06    79.70          1/22/90      7.68    26.62%   93.90
Massachusetts.......  8.10    32.06    87.61          1/22/90      7.67    29.23   101.05
Michigan............  8.81    32.06    86.56          1/22/90      8.38    29.32   104.84
New Jersey..........  8.40    30.06    89.11          1/22/90      7.97    27.50   109.38
New York............  8.71    31.79    91.14          1/22/90      8.28    29.19   105.66
North Carolina......  8.72    30.31    83.10          1/22/90      8.19    27.63    98.00
Ohio................  8.80    31.38    86.72          1/22/90      8.36    28.89   102.99
Pennsylvania........  7.55    31.17    87.12          1/22/90      7.13    28.58   106.13


                                       CLASS C                                  CLASS Z
                      ------------------------------------------   ----------------------------------

                                      AGGREGATE                                AGGREGATE
                                        TOTAL                                    TOTAL
                                        RETURN                                   RETURN
                      ------------------------------------------   ----------------------------------
                                        SINCE                                SINCE
SERIES                1 YR.   5 YR.   INCEPTION   INCEPTION DATE   1 YR.   INCEPTION   INCEPTION DATE
--------------------  -----   -----   ---------   --------------   -----   ---------   --------------
Florida.............  7.64%   28.17%   32.20%        7/26/93       8.34%    13.30%        12/6/96
Maryland............  7.41      N/A    28.20          8/1/94       N/A        N/A             N/A
Massachusetts.......  7.41      N/A    29.26          8/1/94       8.31     13.23         12/6/96
Michigan............  8.11      N/A    29.06          8/1/94       N/A        N/A             N/A
New Jersey..........  7.70      N/A    28.56          8/1/94       8.51     13.38         12/6/96
New York............  8.01      N/A    30.30          8/1/94       8.81     14.27         12/6/96
North Carolina......  7.92      N/A    28.75          8/1/94       N/A        N/A             N/A
Ohio................  8.09      N/A    28.28          8/1/94       N/A        N/A             N/A
Pennsylvania........  6.86      N/A    29.06          8/1/94       N/A        N/A             N/A

    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1998 for the Class A, Class B, Class C and Class Z shares, without the management subsidies and waivers, were as follows:

                                                                                                               CLASS C
                                                                                                      -------------------------
                                                                                                           AGGREGATE TOTAL
                                                                                                               RETURN
                                                                             CLASS B
                                                              -------------------------------------
                                     CLASS A                                                                   WITHOUT
                      -------------------------------------
                                                                         AGGREGATE TOTAL
                                 AGGREGATE TOTAL                             RETURN                        SUBSIDY/WAIVER
                                     RETURN                                  WITHOUT
                                     WITHOUT                             SUBSIDY/WAIVER
                                 SUBSIDY/WAIVER               -------------------------------------   -------------------------
                      -------------------------------------                   10 YR. OR
                                        SINCE     INCEPTION                     SINCE     INCEPTION                     SINCE
SERIES                1 YR.   5 YR.   INCEPTION     DATE      1 YR.   5 YR.   INCEPTION     DATE      1 YR.   5 YR.   INCEPTION
--------------------  -----   -----   ---------   ---------   -----   -----   ---------   ---------   -----   -----   ---------
Florida.............   8.34%  29.59%   73.39%     12/28/90    7.91%     N/A    30.74%     8/1/94       7.64%  25.31%   29.00%
Maryland............   8.01   28.83    79.38      1/22/90     7.68    26.40%   93.56                   7.41     N/A    27.97
Massachusetts.......   8.10   31.84    87.30      1/22/90     7.67    29.01   100.72                   7.41     N/A    29.04
Michigan............   8.81   31.85    86.26      1/22/90     8.38    29.11   104.51                   8.11     N/A    28.85
New Jersey..........   8.40   29.37    85.77      1/22/90     7.97    26.82   104.20                   7.70     N/A    28.10
New York............   8.71   31.57    90.83      1/22/90     8.28    28.98   105.33                   8.01     N/A    30.09
North Carolina......   8.72   30.08    82.79      1/22/90     8.19    27.41    97.66                   7.92     N/A    28.53
Ohio................   8.80   31.17    86.41      1/22/90     8.36    28.68   102.66                   8.09     N/A    28.07
Pennsylvania........   7.55   30.93    86.61      1/22/90     7.13    28.34   104.81                   6.86     N/A    28.83


                                         CLASS Z

                      ----------------------------------------------

                                     AGGREGATE TOTAL

                                          RETURN

                                         WITHOUT

                                      SUBSIDY/WAIVER

                      ----------------------------------------------
                      INCEPTION             SINCE
SERIES                  DATE      1 YR.   INCEPTION   INCEPTION DATE
--------------------  ---------   -----   ---------   --------------
Florida.............  7/26/93     8.34%    13.09%        12/6/96
Maryland............  8/1/94      N/A        N/A             N/A
Massachusetts.......  8/1/94      8.31     13.23         12/6/96
Michigan............  8/1/94      N/A        N/A             N/A
New Jersey..........  8/1/94      8.51     13.38         12/6/96
New York............  8/1/94      8.81     14.27         12/6/96
North Carolina......  8/1/94      N/A        N/A             N/A
Ohio................  8/1/94      N/A        N/A             N/A
Pennsylvania........  8/1/94      N/A        N/A             N/A


 THE CONNECTICUT MONEY MARKET SERIES, THE MASSACHUSETTS MONEY MARKET SERIES, THE NEW JERSEY MONEY MARKET SERIES AND THE NEW YORK MONEY MARKET SERIES

    The money market series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the money market series' portfolio and its operating expenses. The money market series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' annualized seven-day current yield as of August 31, 1998 was 2.46%, 2.60%, 2.69%, and 2.67%,
respectively. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' effective annual yield as of August 31, 1998 was 2.81%, 2.64%, 2.73% and 2.70%, respectively.

    The money market series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 39.6%) as of August 31, 1998 was 4.26%, 4.89%, 4.76% and 4.75%, respectively.

    Comparative performance information may be used from time to time in advertising or marketing the money market series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The money market series' yield fluctuates, and an annualized yield quotation is not a representation by the money market series as to what an investment in the money market series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the money market series is held, but also on any realized or unrealized gains and losses and changes in the money market series' expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

A LOOK AT PERFORMANCE OVER THE LONG-TERM
AVERAGE ANNUAL RETURNS
1/1/26-12/31/97
Common Stocks                                             11.0%
Long-Term Gov't. Bonds                                     5.2%
Inflation                                                  3.1%

    (1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1998 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTIONS

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional series shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last business day on which the Fund was open for business. Accordingly, a shareholder who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday does not begin earning dividends until the following business day. Net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of a series.

    The per share dividends on Class B shares and Class C shares of a series will be lower than the per share dividends on Class A shares of the series as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Annually, the Fund will mail to shareholders information regarding the tax status of dividends and distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

    Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.

    Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or options thereon; (b) diversify its holdings so that, at the end of each quarter of the taxable year
(i) at least 50% of the value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities); and (c) distribute to its shareholders at least 90% of its net investment income, including net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax-exempt interest income in each year.

    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by a series at its original issue.

    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of a series, all outstanding put options as well as certain futures contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles. In addition, the conversion transaction rules may apply to recharacterize certain capital gains as ordinary income. Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if a Series makes a "constructive sale" of an appreciated financial position. A Series generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

    Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount and character of capital gains, and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the series.

    If any net capital gains from the sale of assets held for more than 12 months in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares in such series by the differences between their PRO RATA share of such gains and their tax credit.

    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of any series of the Fund, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

    Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

    Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals with respect to assets gains recognized by a Series after December 31, 1997 is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

    Any short-term capital loss realized upon redemption of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.

    Any loss realized on a sale, redemption or exchange of shares of a Series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of a Series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue

Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the series may be adversely affected. In such case, each series of the Fund would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).

STATE TAXATION

    The following discussion assumes that each series of the Fund qualified for each taxable year as a regulated investment company for federal tax purposes.

    CONNECTICUT. Distributions from the Connecticut Money Market Series (the Connecticut Series) to individual shareholders of the Connecticut Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Connecticut Series as interest from obligations of the State of Connecticut or its political subdivisions (Connecticut Municipal Obligations) or on obligations the interest on which is exempt from state taxation under the laws of the United States (including obligations issued by Puerto Rico, the Virgin Islands and Guam). It is likely that capital gain dividends derived from the sale of Connecticut Municipal Obligations also are not subject to the Connecticut Personal Income Tax. Other distributions to individual shareholders resident in Connecticut and to resident trusts and estates from the Connecticut Series, including capital gains dividends derived from sales of obligations other than Connecticut Municipal Obligations, exempt-interest dividends derived from sources other than Connecticut Obligations, and distributions that are taxable as dividends for federal income tax purposes are not exempt from the Connecticut Personal Income Tax. Individual shareholders and estates and trusts subject to alternative minimum tax for federal tax purposes may also be subject to alternative minimum tax for Connecticut Tax purposes. Exempt interest-dividends other than those derived from Connecticut Obligations and any loss from the sale or exchange of Connecticut Obligations will be added to the alternative minimum tax base, while exempt dividends paid by a regulated investment company, exempt interest-dividends derived from interest payments on Connecticut Obligations and capital gain dividends derived from the sale of Connecticut obligations are subtracted from the alternative minimum tax base for Connecticut Tax purposes.

    Distributions that constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code from the Connecticut Series to corporate shareholders (other than shareholders that are S Corporations) that are apportioned to Connecticut are subject to taxation pursuant to the Connecticut Corporation Business Tax, whether or not derived from Connecticut Municipal Obligations. Distributions to corporate shareholders (other than shareholders that are S Corporations) from the Connecticut Series that constitute capital gains for federal income tax purposes are also subject to taxation pursuant to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than shareholders that are S Corporations) that are taxable as dividends for federal income tax purposes generally is subject to taxation pursuant to the Corporation Business Tax and the remaining seventy percent less related expenses is not.

    Distributions to shareholders of the Connecticut Series that are S Corporations that constitute either exempt-interest dividends, whether or not derived from Connecticut Municipal Obligations, capital gain dividends or taxable dividends for federal income tax purposes which are required to be separately taken into account by shareholders of S Corporations for federal income tax purposes are not subject to taxation pursuant to the Connecticut Corporation Business Tax. For purposes of the Connecticut Personal Income Tax, Connecticut resident individual, trust and estate shareholders of S Corporations are taxed on their PRO RATA share of such separately stated items in the same manner and to the same extent as if received by them directly from the Connecticut Series.

    Shares of the Connecticut Series will not be subject to the personal property tax in the State of Connecticut.

    Shareholders of the Connecticut Series should consult their tax advisers about other state and local tax consequences of their investment in the Connecticut Series including the tax consequences of ceasing to be a resident of Connecticut.

    FLORIDA. Florida does not impose an income tax on individuals. Thus, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on distributions received from the Florida Series.

    Florida does impose a State income tax on the income of corporations, limited liability companies (that are subject to federal income taxation) and certain trusts (excluding probate and testamentary trusts) that is allocated or apportioned to Florida. For those shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Series, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Internal Revenue Code. Provided that the Florida Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103, the corporate shareholders of the Series may incur Section 103 interest income from Florida Series distributions. While Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Series shareholder arising from Florida Series distributions is subject to Florida corporate income taxes. Other distributions from the Florida Series to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

    Provided that on and throughout January 1 of a given year the portfolio of assets of the Florida Series will be comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the United States Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, in the opinion of Florida counsel shares of the Florida Series will not be subject to Florida intangible personal property taxes for that year. The Florida Series has obtained a technical assistance advisement from the Florida Department of Revenue which confirms this consequence. If the Florida Series holds any other type of asset on that date, then the entire value of the Florida Series shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the intangible personal property tax.

    Shareholders of the Florida Series should consult their tax advisers about other state and local tax consequences of their investments in the Florida Series.

    MARYLAND. In the opinion of Maryland tax counsel, individual shareholders of the Maryland Series resident in Maryland, corporate shareholders (other than financial institutions such as banks) of the Maryland Series and shareholders of the Maryland Series that are trusts or estates will not be subject to Maryland State or local income taxes on distributions received from the Maryland Series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Maryland Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code. Up to 50 percent of dividends attributable to exempt-interest income received by the Maryland Series from obligations that are (i) "specified private activity bonds" within the meaning of Section 57(a)(5)(C) of the Internal Revenue Code and (ii) not issued by the State of Maryland or its political subdivisions and agencies could be subject to Maryland individual income tax.

    In addition, distributions received from the Maryland Series which are attributable to (i) gains realized on the sale or exchange of bonds issued by the State of Maryland or its political subdivisions and (ii) interest received by the Maryland Series on U.S. Government obligations will not be subject to Maryland State and local income taxes. Other distributions from the Maryland Series will generally not be exempt from Maryland State and local income taxes.

    Entities subject to the Maryland financial institution franchise tax will generally be subject to tax on all distributions from the Maryland Series.

    Shares of the Maryland Series will not be subject to the Maryland personal property tax.

    Shareholders of the Maryland Series should consult their tax advisers about other state and local tax consequences of their investments in the Maryland Series.

    MASSACHUSETTS. In the opinion of Massachusetts tax counsel, if the Massachusetts Series and the Massachusetts Money Market Series each qualify as regulated investment companies, (1) individual and other noncorporate shareholders of each Series resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from such Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth of Massachusetts and its political subdivisions and instrumentalities provided that such Series complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes under
Section 103(a) of the Internal Revenue Code; (2) such shareholders will not be subject to Massachusetts personal income tax on distributions received from either of such Series to the extent such distributions are attributable to interest on obligations issued by the Governments of Puerto Rico, the Virgin Islands or Guam; and (3) such shareholders will not be subject to Massachusetts personal income tax on capital gain dividends received from either of such Series to the extent such capital gain dividends are attributable to long-term capital gains realized on the sale or exchange of Massachusetts obligations issued pursuant to legislation which specifically exempts capital gains from the disposition of such obligations from Massachusetts personal income tax; in each case subject to the requirement that such Series notify its shareholders in writing within sixty days following the close of its taxable year of the portion of any distribution qualifying for any such exemption.

    Other distributions from the Massachusetts Series and the Massachusetts Money Market Series will generally not be exempt from Massachusetts personal income tax.

    Massachusetts Series and the Massachusetts Money Market Series distributions will not be excluded from net income of corporations and shares of the Massachusetts Series and the Massachusetts Money Market Series will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.

    Shares of the Massachusetts Series and the Massachusetts Money Market Series will not be subject to Massachusetts local property taxes.

    Shareholders of the Massachusetts Series and the Massachusetts Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in the Massachusetts Series and the Massachusetts Money Market Series.

    MICHIGAN. Individual shareholders of the Michigan Series residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Michigan Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Michigan Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the Michigan Series, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax.

    Income from the Michigan Series, to the extent attributable to interest on obligations issued by Michigan or its political subdivisions, will be excluded for purposes of determining yield under the Michigan intangibles tax.

    The Fund has obtained rulings from the Michigan Department of Treasury which confirm these state tax consequences for Michigan resident individuals and corporations. Shareholders of the Michigan Series should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Series.

    NEW JERSEY. In the opinion of New Jersey tax counsel, individual shareholders of the New Jersey Series and the New Jersey Money Market Series resident in New Jersey and shareholders of the New Jersey Series and the New Jersey Money Market Series that are trusts or estates will not be subject to New Jersey income tax on distributions received from either series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the relevant Series complies with the requirement of the New Jersey Gross Income Tax Act that (1) 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to such series' business of investing in securities (Related Financial Instruments)) are invested in obligations issued by the State of New Jersey or any of its agencies or political subdivisions, or other obligations exempt from state or local taxation under the laws of New Jersey and the United States and (2) it has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and Related Financial Instruments.

    Distributions received by shareholders who are resident individuals, trusts or estates from the New Jersey Series and the New Jersey Money Market Series which are attributable to gains realized on the sale or exchange of bonds issued by the State of New Jersey or its political subdivisions are exempt from New Jersey income tax. Other distributions from the New Jersey Series and the New Jersey Money Market Series, including those related to long-term and short-term capital gains from other bonds, will generally not be exempt from New Jersey income tax.

    Shareholders of the New Jersey Series and the New Jersey Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in these Series.

    NEW YORK. Individual shareholders of the New York Series and the New York Money Market Series resident in New York State will not be subject to State income tax on distributions received from either Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam (New York Obligations), provided that such interest is exempt from federal income tax pursuant to
Section 103(a) of the Internal Revenue Code, and that the relevant Series qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for City income tax purposes.

    Other distributions from the New York Series and the New York Money Market Series, including those related to market discount and capital gains, will generally not be exempt from State or City income tax.

    Distributions from these Series will not be excluded from net income and shares of these Series will not be excluded from investment capital in determining State or City franchise and corporation taxes for corporate shareholders.

    Shares of these Series will not be subject to any State or City property tax.

    The Fund has obtained the opinion of its New York tax counsel to confirm these State and City tax consequences for New York resident individuals and corporations who are shareholders of the New York Series and the New York Money Market Series. Shareholders of the New York Series and the New York Money Market Series should consult their advisers about other state and local tax consequences of their investments in these Series.

    NORTH CAROLINA. In the opinion of North Carolina tax counsel, individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the North Carolina Series to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the Virgin Islands including the governments thereof and their agencies, instrumentalities and authorities or (ii) attributable to interest on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the North Carolina Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the North Carolina Series (except distributions of capital gains attributable to the sale by the North Carolina Series of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax.

    Shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

    The Series has obtained a ruling signed by the Director of and an Information Release issued by the Individual Income Tax Division of the North Carolina Department of Revenue which form the basis of the opinion of North Carolina tax counsel regarding the North Carolina income tax consequences of investments in the North Carolina Series for individuals, trusts and estates. The general practice in North Carolina is for taxpayers to rely on rulings signed by a Division Director and Information Releases issued by a Division.

    Shareholders of the North Carolina Series should consult their tax advisers about other state and local tax consequences of their investments in the North Carolina Series.

    OHIO. In the opinion of Ohio tax counsel, distributions with respect to shares of the Ohio Series ("Distributions") that are properly attributable to interest on, or profit made on the sale, exchange, or other disposition of, Ohio Obligations are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, provided that the Ohio Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations, or similar obligations of other states or their subdivisions (but not including, for this purpose, obligations of United States territories or possessions). For purposes of this discussion of Ohio taxes, (i) "Ohio Obligations" means only obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions and (ii) it is assumed that the regulated investment company and 50% requirements described above are satisfied.

    Distributions are excluded from the net income base of the Ohio corporation franchise tax to the extent that such Distributions are either excluded from gross income for federal income tax purposes or are properly attributable to interest on, or profit made on the sale, exchange or other disposition of, Ohio Obligations. However, shares of the Ohio Series will be includable in the computation of net worth for purposes of such tax.

    Distributions that are properly attributable to interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States the interest on which is exempt from state income taxes under the laws of the United States (including the obligations of the Governments of Puerto Rico, the Virgin Islands and Guam ("Territorial Obligations")) are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

    Other Distributions will generally not be exempt from Ohio income tax.

    Shareholders of the Ohio Series should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Series.

    PENNSYLVANIA. Under Pennsylvania law, individual shareholders of the Pennsylvania Series who are residents of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series will generally not be exempt from Pennsylvania personal income tax. Distributions paid by the Pennsylvania Series will also be exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.

    Corporations that are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions. As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Series by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Series comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation.

    The Pennsylvania Series will not be treated as a taxable entity and therefore will not be subject to the Pennsylvania personal income tax or corporate net income tax.

    In addition, shares of the Pennsylvania Series will not be subject to personal property taxation in Pennsylvania to the extent that the portfolio securities owned by the Pennsylvania Series on the annual assessment date would not be subject to such taxation if owned by a resident of Pennsylvania. Because the Pennsylvania Series will invest predominantly in obligations of the Commonwealth and its political subdivisions and authorities, which obligations are not subject to personal property taxation in Pennsylvania, only a small fraction, if any, of the value of the shares of the Pennsylvania Series would be subject to such tax.

    Shareholders of the Pennsylvania Series should consult their tax advisers about other state and local tax consequences of their investments in the Pennsylvania Series.

                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 18, 1984, as amended. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability; under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Massachusetts counsel for the Fund has advised the Fund that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his, her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his, her or its duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    Other distinctions between a corporation and a Massachusetts business trust include the requirement that corporations hold annual meetings of shareholders, which business trusts are not required to do.

    The Fund and all series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in separate series. Each series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any series of the Fund issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each series represents an equal proportionate interest in that series with each other share of that series. The assets of the Fund received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such series, are specially allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a series be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series or which are general or allocable to two or more series. Upon redemption of shares of a series of the Fund, the shareholder will receive proceeds solely of the assets of such series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders.

    Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual series, unless otherwise required by the Investment Company Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve the proposal as to those series.

    The Fund does not intend to hold annual meetings of shareholders.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to removal upon the action of two-thirds of the outstanding shares of beneficial interest) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed-- Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus of each series.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, in addition to a new set up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication and other costs. For the fiscal year ended August 31, 1998, the Fund incurred fees for the services of PMFS in the following amounts with respect to each currently existing series:

                                                      TRANSFER AGENCY
SERIES                                                      FEES
----------------------------------------------------  ----------------
Connecticut Money Market............................    $     33,000
Florida.............................................          43,000
Maryland............................................          30,000
Massachusetts.......................................          32,000
Massachusetts Money Market..........................          23,000
Michigan............................................          44,000
New Jersey..........................................         100,000
New Jersey Money Market.............................          74,000
New York............................................         140,000
New York Money Market...............................         130,000
North Carolina......................................          31,000
Ohio................................................          57,000
Pennsylvania........................................         160,000

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds that are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

SHORT-TERM RATINGS

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

    MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

    MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

    Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

COMMERCIAL PAPER RATINGS

    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL NOTES

    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes maturing in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics are given a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.2%
------------------------------------------------------------------------------------------------------------------------------
Alachua Cnty. Ind. Dev. Auth. Rev., H.B. Fuller Co.
   Proj., A.M.T.                                            Aaa                7.75%      11/01/16    $  3,000       $  3,145,170
Arbor Greene Cmty. Dev. Dist.,
   Florida Assmt. Rev.                                      NR                 5.75        5/01/06         700            705,152
   Florida Assmt. Rev.                                      NR                 6.30        5/01/19         350            355,786
Bayside Impvt. Cmty. Dev. Dist., Florida Cap. Impvt.
   Rev., Ser. A                                             NR                 6.30        5/01/18       1,000          1,011,420
Brevard Cnty. Edl. Facs. Auth. Rev. Ref., Florida Inst.
   of Tech.                                                 BBB(b)             6.875      11/01/22       1,500          1,616,535
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A,
   A.M.B.A.C.                                               Aaa                6.50        7/01/12       3,500 (d)      3,893,190
Broward Cnty. Edl. Facs. Auth. Rev., Nova Univ. Dorm.
   Proj., Ser. A                                            NR                 7.50        4/01/17       1,500 (d)      1,661,310
Broward Cnty. Hlth. Facs. Auth., North Beach Hosp.,
   M.B.I.A.                                                 Aaa                6.75        8/15/06       1,000          1,095,770
Broward Cnty. Hsg. Fin. Auth., Multi. Fam. Hsg. Rev.,
   Cross Keys Apts. Proj., Ser. A, A.M.T.                   NR                 5.75       10/01/28       1,300          1,327,196
Broward Cnty. Prof. Sports Facs. Rev., Civic Arena
   Proj., Ser. A                                            Aaa                5.625       9/01/28       2,185          2,310,572
Clay Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   Ser. A, A.M.T., G.N.M.A.                                 Aa1                7.45        9/01/23         375            395,801
Dade Cnty. Aviation Dept. Rev.,
   Ser. B, A.M.T., M.B.I.A.                                 Aaa                6.00       10/01/24       1,500          1,621,785
   Ser. E, A.M.B.A.C.                                       Aaa                5.50       10/01/10       1,000          1,083,340
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Univ. Miami,
   Ser. A, M.B.I.A.                                         Aaa                5.625       4/01/06       2,015          2,205,236
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of
   Miami Proj., Ser. A, E.T.M., M.B.I.A.                    Aaa                6.75        5/01/08         500            572,105
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Multi. Fam. Mtge., Golden Lakes Apts. Proj., Ser. A,
      A.M.T.                                                NR                 6.05       11/01/39       1,000          1,039,420
   Sngl. Fam. Mtge., Ser. B, A.M.T., G.N.M.A                Aaa                7.25        9/01/23         345            363,375
   Sngl. Fam. Mtge., Ser. C, A.M.T., G.N.M.A.               Aaa                7.75        9/01/22         655            687,815
Dade Cnty. Prof. Sports Franchise Facs. Tax Rev.,
   E.T.M., M.B.I.A.                                         Aaa                5.25       10/01/30       4,200          4,464,642
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   A.M.T., G.N.M.A.                                         AAA(b)             8.375      12/01/14         310            340,510
Escambia Cnty. Hlth. Fac. Rev., Baptist Hosp. & Baptist
   Manor                                                    A3                 5.125      10/01/19       2,000          1,970,760
Escambia Cnty. Poll. Ctrl. Rev., Champion Int'l. Corp.
   Proj., A.M.T.                                            Baa1               6.90        8/01/22       3,500          3,897,635
Florida Hsg. Fin. Corp. Rev.,
   Cypress Trace Apts., Ser. G, A.M.T.                      NR                 6.60        7/01/38       1,220          1,229,821
   Westchase Apts., Ser. B, A.M.T.                          NR                 6.61        7/01/38       1,510          1,523,394
Florida St. Brd. of Ed. Cap. Outlay, Ref. Pub. Ed.,
   Ser. D                                                   Aa2                4.75        6/01/22       1,000            961,370
Florida St. Mun. Pwr. Agcy. Ref., Stanton II Proj.,
   A.M.B.A.C.                                               Aaa                4.50       10/01/27       2,000          1,837,440
Greater Orlando Aviation Rev. Auth. Facs., Orlando
   Arpt.,
   A.M.T., F.G.I.C.                                         Aaa                5.25       10/01/23       2,000          2,025,060
Hialeah Hsg. Auth. Rev., F.H.A., G.N.M.A.                   AAA(b)             5.80        6/20/33       2,000          2,119,460
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 92                               Aa3                8.00        5/01/22       1,750          2,021,985
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park
   Issue 2, Ser. 7                                          Aa2                Zero       10/01/10       3,000          1,737,810

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-64

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Nat'l. Ben. Assoc.                                       Baa1               7.00%      12/01/22    $  1,825       $  2,004,397
   St. Lukes Hosp. Assoc. Proj.                             AA+(b)             7.125      11/15/20       1,000          1,098,270
Jacksonville Swr. & Sld. Wste. Disp. Facs. Rev.,
   Anheuser Busch Proj., A.M.T.                             A1                 5.875       2/01/36       1,000          1,063,490
Jacksonville Wtr. & Swr. Dev. Rev.,
   Suburban Utils., A.M.T.                                  A3                 6.75        6/01/22       1,000          1,087,310
   United Wtr. Proj., A.M.T., A.M.B.A.C.                    Aaa                6.35        8/01/25       1,500          1,683,450
Lake Cnty. Res. Recov. Ind. Dev. Rev., NRG Recov. Grp.,
   Ser. A, A.M.T.                                           Baa                5.95       10/01/13       1,035          1,079,205
Lakeland Elec. & Wtr. Rev.                                  A1                 5.625      10/01/36       5,000          5,253,000
Largo Cnty. Hosp. Rev., Sun Coast Hlth. Sys.                BB+(b)             6.30        3/01/20       2,000          2,032,560
Leon Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser.
   A,
   A.M.T., G.N.M.A.                                         Aaa                7.30        4/01/21         325            341,884
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen.
   Proj.,
   Ser. A, A.M.T.                                           Baa3               7.875      12/15/25       1,200          1,410,720
Miami Spec. Oblig.,
   Admn. Bldg. Acquis. Proj., F.G.I.C.                      Aaa                6.00        2/01/16       1,500          1,652,565
   Admn. Bldg. Acquis. Proj., F.G.I.C.                      Aaa                6.00        2/01/25         500            549,915
Miami-Dade Cnty. Prof. Sports Fac. Tax Cap. Apprec.
   Ref., M.B.I.A.                                           Aaa                Zero       10/01/16       2,650          1,096,464
Mirimar Wste. Wtr. Impvt. Assmt. Rev., F.G.I.C.             Aaa                6.75       10/01/16       2,500          2,846,875
Mount Dora Wtr. & Swr. Rev., F.S.A.                         Aaa                5.00       10/01/18       1,350          1,353,362
Northern Palm Beach Cnty. Impt. Ref., Wtr. Ctl. & Impt.     NR                 6.00        8/01/10       1,280          1,301,734
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.                   Aaa                Zero       12/01/06         450            318,078
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev., Ser. A,
   A.M.T., G.N.M.A.                                         AAA(b)             7.375       9/01/24         420            445,708
Orange Cnty. Hsg. Fin. Auth. Rev.,
   Multi. Fam. Ashley Point Apts., Ser. A, A.M.T.           BBB+(b)            6.85       10/01/16       1,200          1,247,148
   Multi. Fam. Ashley Point Apts., Ser. A, A.M.T.           BBB+(b)            7.10       10/01/24         855            888,431
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D              Aa2                6.75       10/01/17       2,200          2,713,238
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
   Abbey Delray South Proj.                                 BBB(b)             5.50       10/01/11         750            756,900
   Good Samaritan Hlth. Sys.                                Aaa                6.30       10/01/22       1,000 (d)      1,136,650
Palm Beach Cnty. Hsg. Fin. Multi. Fam. Auth. Rev.,
   Windsor Pk. Apts., A.M.T.                                NR                 5.80       12/01/28         680            704,568
Palm Beach Cnty. Sld. Wste. Auth. Rev. Ref., Cap.
   Apprec. Bds.,
   Ser. A, A.M.B.A.C.                                       Aaa                Zero       10/01/12       4,000          2,042,440
Palm Beach Cnty., Gen. Oblig.                               Aa2                5.50       12/01/14       2,000          2,189,820
Pensacola Hlth. Facs. Auth., Daughters of Charity,
   M.B.I.A.                                                 Aaa                5.25        1/01/11       1,600          1,665,392
Polk Cnty. Ind. Dev. Auth., Sld. Wste. Disp. Fac. Rev.,
   Tampa Elec. Co. Proj., A.M.T.                            Aa2                5.85       12/01/30       1,500          1,603,635

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth.,
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.               Baa1               Zero        7/01/15     $ 2,235       $    979,712
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.               Baa1               Zero        7/01/16       2,500          1,041,650
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.               Baa1               Zero        7/01/17       5,300          2,098,641
   Gen. Oblig.                                              Aaa                6.45%       7/01/17       1,400 (d)      1,598,968
   Gen. Oblig.                                              Aaa                6.50        7/01/23         650 (d)        744,055
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R                   Baa1               6.25        7/01/17       5,000 (d)      5,486,500
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.               Aaa                7.118 (c)   1/16/15       2,250          2,427,188
St. Petersburg Hlth. Facs. Auth. Rev., Allegheny Hlth.
   Proj., M.B.I.A.                                          Aaa                7.00       12/01/15       1,000 (d)      1,116,220
Sunrise Pub. Facs. Rev. Cap. Apprec., Ser. B, M.B.I.A.      Aaa                Zero       10/01/20       1,120            383,712
Sunrise Util. Sys. Rev. Ref., A.M.B.A.C.                    Aaa                5.50       10/01/18       2,000          2,170,960
Tampa Gtd. Entitlement Rev., A.M.B.A.C.                     Aaa                7.05       10/01/07       2,000          2,214,920
Tampa Sports Auth. Rev., Tampa Bay Arena Proj.,
   M.B.I.A.                                                 Aaa                5.75       10/01/20       1,000          1,122,580
Virgin Islands Pub. Fin. Auth. Rev., Ser. E                 NR                 6.00       10/01/22       1,000          1,043,660
Volusia Cnty. Edl. Fac. Auth. Rev., Embry Riddle Univ.      AAA(b)             6.625      10/15/22       1,000          1,103,290
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys.
   Proj.                                                    NR                 8.25        6/01/20       2,000 (d)      2,188,120
                                                                                                                     ------------
Total Investments--98.2%
(cost $108,084,988; Note 4)                                                                                           116,508,250
Other assets in excess of liabilities--1.8%                                                                             2,194,344
                                                                                                                     ------------
Net Assets--100%                                                                                                     $118,702,594
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period-end.
(d) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            FLORIDA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at value (cost $108,084,988).................................................................      $  116,508,250
Cash......................................................................................................           1,714,638
Interest receivable.......................................................................................           1,911,954
Receivable for investment sold............................................................................             542,424
Receivable for Series shares sold.........................................................................             303,312
Other assets..............................................................................................               3,090
                                                                                                                ---------------
   Total assets...........................................................................................         120,983,668
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           1,995,520
Dividends payable.........................................................................................              87,718
Payable for Series shares reacquired......................................................................              74,686
Management fee payable....................................................................................              49,956
Accrued expenses..........................................................................................              47,442
Distribution fee payable..................................................................................              21,625
Deferred trustees' fees...................................................................................               4,127
                                                                                                                ---------------
   Total liabilities......................................................................................           2,281,074
                                                                                                                ---------------
Net Assets................................................................................................      $  118,702,594
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      110,554
   Paid-in capital in excess of par.......................................................................         110,694,269
                                                                                                                ---------------
                                                                                                                   110,804,823
   Accumulated net realized loss on investments...........................................................            (525,491)
   Net unrealized appreciation on investments.............................................................           8,423,262
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................      $  118,702,594
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($88,044,850 / 8,200,226 shares of beneficial interest issued and outstanding)......................              $10.74
   Maximum sales charge (3% of offering price)............................................................                 .33
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.07
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($22,755,385 / 2,119,189 shares of beneficial interest issued and outstanding)......................              $10.74
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($7,519,795 / 700,324 shares of beneficial interest issued and outstanding).........................              $10.74
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($382,564 / 35,645 shares of beneficial interest issued and outstanding)............................              $10.73
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-67

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1998
Income
   Interest.................................     $ 6,783,356
                                               ---------------
Expenses
   Management fee...........................         596,439
   Distribution fee--Class A................          90,437
   Distribution fee--Class B................         105,768
   Distribution fee--Class C................          54,935
   Custodian's fees and expenses............          80,000
   Reports to shareholders..................          46,000
   Transfer agent's fees and expenses.......          43,000
   Registration fees........................          37,000
   Legal fees and expenses..................          12,000
   Audit fees and expenses..................          10,000
   Trustees' fees...........................           4,000
   Miscellaneous............................           2,530
                                               ---------------
      Total expenses........................       1,082,109
   Less: Custodian fee credit...............          (2,177)
                                               ---------------
      Net expenses..........................       1,079,932
                                               ---------------
Net investment income.......................       5,703,424
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       1,164,335
   Financial futures transactions...........        (149,091)
                                               ---------------
                                                   1,015,244
Net change in unrealized appreciation on:
   Investments..............................       2,637,763
                                               ---------------
Net gain on investments.....................       3,653,007
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 9,356,431
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Decrease in                            Year Ended August 31,
Net Assets                              1998            1997
Operations
   Net investment income..........  $  5,703,424    $  6,420,500
   Net realized gain (loss) on
      investment transactions.....     1,015,244         (79,447)
   Net change in unrealized
      appreciation of
      investments.................     2,637,763       3,713,700
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     9,356,431      10,054,753
                                    ------------    ------------
Dividends and Distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................    (4,423,732)     (5,200,369)
      Class B.....................      (950,402)       (864,744)
      Class C.....................      (310,707)       (353,934)
      Class Z.....................       (18,583)         (1,453)
                                    ------------    ------------
                                      (5,703,424)     (6,420,500)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................            --         (57,916)
      Class B.....................            --          (4,473)
      Class C.....................            --         (10,023)
                                    ------------    ------------
                                              --         (72,412)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................    12,853,726      13,962,419
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,414,093       2,752,296
   Cost of shares reacquired......   (19,046,916)    (25,937,462)
                                    ------------    ------------
   Net decrease in net assets from
      Series share transactions...    (3,779,097)     (9,222,747)
                                    ------------    ------------
Total decrease....................      (126,090)     (5,660,906)
Net Assets
Beginning of year.................   118,828,684     124,489,590
                                    ------------    ------------
End of year.......................  $118,702,594    $118,828,684
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-68

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            FLORIDA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund, (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the "Series") commenced investment operations on December 28, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in "investment grade" tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              FLORIDA SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1998.

PSI and PIMS have advised the Series that they have received approximately $55,400 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that for the year ended August 31, 1998, they received approximately $47,200 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PIFM, PIMS, PIC and PSI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement during the year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $31,000 for the services of PMFS. As of August 31, 1998, approximately $2,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1998 were $40,612,771 and $43,660,447, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1998 was substantially the same as for financial reporting purposes and accordingly, gross and net unrealized appreciation of investments for federal income tax purposes was $8,423,262.

The Series has a capital loss carryforward as of August 31, 1998 of approximately $536,600 of which $404,000 expires in 2003 and $132,600 expires in 2005. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.

------------------------------------------------------------

Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5%
--------------------------------------------------------------------------------
                                       B-70

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 FLORIDA SERIES
--------------------------------------------------------------------------------
to zero depending on the period of time the shares are held. Class C shares, which prior to August 1, 1994 were known as D shares, are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     496,650    $  5,262,990
Shares issued in reinvestment of
  dividends.........................     175,293       1,856,501
Shares reacquired...................  (1,398,423)    (14,801,047)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (726,480)     (7,681,556)
Shares issued upon conversion from
  Class B...........................      34,627         367,509
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (691,853)   $ (7,314,047)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     494,435    $  5,074,068
Shares issued in reinvestment of
  dividends.........................     213,918       2,200,461
Shares reacquired...................  (1,988,937)    (20,452,223)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,280,584)    (13,177,694)
Shares issued upon conversion from
  Class B...........................      87,091         891,335
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,193,493)   $(12,286,359)
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1998:
Shares sold.........................     603,377    $  6,389,159
Shares issued in reinvestment of
  dividends ........................      35,597         377,106
Shares reacquired...................    (292,610)     (3,103,941)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     346,364       3,662,324
Shares reacquired upon conversion
  into Class A......................     (34,615)       (367,509)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     311,749    $  3,294,815
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     793,985    $  8,170,066
Shares issued in reinvestment of
  dividends ........................      34,104         350,919
Shares reacquired...................    (386,783)     (3,982,887)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     441,306       4,538,098
Shares reacquired upon conversion
  into Class A......................     (87,091)       (891,335)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     354,215    $  3,646,763
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1998:
Shares sold.........................      49,878    $    532,045
Shares issued in reinvestment of
  dividends.........................      15,365         162,725
Shares reacquired...................     (69,449)       (731,828)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (4,206)   $    (37,058)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................      60,503    $    624,420
Shares issued in reinvestment of
  dividends.........................      19,401         199,548
Shares reacquired...................    (145,733)     (1,501,101)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (65,829)   $   (677,133)
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Year ended August 31, 1998:
Shares sold.........................      63,422    $    669,532
Shares issued in reinvestment of
  dividends.........................       1,673          17,761
Shares reacquired...................     (38,487)       (410,100)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      26,608    $    277,193
                                      ----------    ------------
                                      ----------    ------------
December 6, 1996(a) through
  August 31, 1997:
Shares sold.........................       9,024    $     93,865
Shares issued in reinvestment of
  dividends.........................         132           1,368
Shares reacquired...................        (119)         (1,251)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       9,037    $     93,982
                                      ----------    ------------
                                      ----------    ------------

------------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-71

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                   FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                            Class A
                                                  -----------------------------------------------------------
                                                                     Year Ended August 31,
                                                  -----------------------------------------------------------
                                                   1998         1997         1996         1995         1994
                                                  -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 10.41     $  10.11     $  10.06     $   9.91     $  10.87
                                                  -------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .52          .54(a)       .57(a)       .59(a)       .59(a)
Net realized and unrealized gain (loss) on
   investment transactions....................        .33          .31          .05          .15         (.76)
                                                  -------     --------     --------     --------     --------
   Total from investment operations...........        .85          .85          .62          .74         (.17)
                                                  -------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.52)        (.54)        (.57)        (.59)        (.59)
Distributions in excess of net investment
   income.....................................         --         (.01)          --           --           --
Distributions from net realized gains.........         --           --           --           --         (.20)
                                                  -------     --------     --------     --------     --------
   Total distributions........................       (.52)        (.55)        (.57)        (.59)        (.79)
                                                  -------     --------     --------     --------     --------
Net asset value, end of year..................    $ 10.74     $  10.41     $  10.11     $  10.06     $   9.91
                                                  -------     --------     --------     --------     --------
                                                  -------     --------     --------     --------     --------
TOTAL RETURN(b):..............................       8.34%        8.65%        6.20%        7.85%       (1.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $88,045      $92,579     $101,999     $120,963     $134,849
Average net assets (000)......................    $90,437      $97,700     $112,266     $124,259     $146,489
Ratios to average net assets:
   Expenses, including distribution fees......        .80%         .57%(a)      .37%(a)      .24%(a)      .20%(a)
   Expenses, excluding distribution fees......        .70%         .47%(a)      .27%(a)      .17%(a)      .20%(a)
   Net investment income......................       4.89%        5.32%(a)     5.56%(a)     6.04%(a)     5.67%(a)
For Class A, B and C shares:
   Portfolio turnover rate....................         35%          22%          68%          65%          75%

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-72

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                           Class B
                                                  ---------------------------------------------------------
                                                                                                 August 1,
                                                                                                  1994(c)
                                                            Year Ended August 31,                 through
                                                  ------------------------------------------     August 31,
                                                   1998        1997        1996        1995         1994
                                                  -------     -------     -------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 10.41     $ 10.11     $ 10.06     $ 9.91       $ 9.95
                                                  -------     -------     -------     ------        -----
Income from investment operations
Net investment income.........................        .48         .50(a)      .53(a)     .55(a)       .04(a)
Net realized and unrealized gain (loss) on
   investment transactions....................        .33         .31         .05        .15         (.04)
                                                  -------     -------     -------     ------        -----
   Total from investment operations...........        .81         .81         .58        .70           --
                                                  -------     -------     -------     ------
Less distributions
Dividends from net investment income..........       (.48)       (.50)       (.53)      (.55)        (.04)
Distributions in excess of net investment
   income.....................................         --        (.01)         --         --           --
                                                  -------     -------     -------     ------        -----
   Total distributions........................       (.48)       (.51)       (.53)      (.55)        (.04)
                                                  -------     -------     -------     ------        -----
Net asset value, end of period................    $ 10.74     $ 10.41     $ 10.11     $10.06       $ 9.91
                                                  -------     -------     -------     ------        -----
                                                  -------     -------     -------     ------        -----
TOTAL RETURN(b):..............................       7.91%       8.22%       5.79%      7.39%       (0.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $22,755     $18,820     $14,699     $8,326         $582
Average net assets (000)......................    $21,154     $17,565     $12,570     $4,699         $118
Ratios to average net assets:
   Expenses, including distribution fees......       1.20%        .97%(a)     .77%(a)    .67%(a)      .70%(a)(d)
   Expenses, excluding distribution fees......        .70%        .47%(a)     .27%(a)    .17%(a)      .20%(a)(d)
   Net investment income......................       4.49%       4.92%(a)    5.16%(a)   5.56%(a)     6.21%(a)(d)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class B shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-73

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                         Class C
                                                  ------------------------------------------------------
                                                                  Year Ended August 31,
                                                  ------------------------------------------------------
                                                   1998        1997        1996       1995        1994
                                                  -------     -------     ------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 10.41     $ 10.11     $10.06     $  9.91     $ 10.87
                                                  -------     -------     ------     -------     -------
Income from investment operations
Net investment income.........................        .45         .48(a)     .50(a)      .53(a)      .48(a)
Net realized and unrealized gain (loss) on
   investment transactions....................        .33         .31        .05         .15        (.76)
                                                  -------     -------     ------     -------     -------
   Total from investment operations...........        .78         .79        .55         .68        (.28)
                                                  -------     -------     ------     -------     -------
Less distributions
Dividends from net investment income..........       (.45)       (.48)      (.50)       (.53)       (.48)
Distributions in excess of net investment
   income.....................................         --        (.01)        --          --          --
Distributions from net realized gains.........         --          --         --          --        (.20)
                                                  -------     -------     ------     -------     -------
   Total distributions........................       (.45)       (.49)      (.50)       (.53)       (.68)
                                                  -------     -------     ------     -------     -------
Net asset value, end of period................    $ 10.74     $ 10.41     $10.11     $ 10.06     $  9.91
                                                  -------     -------     ------     -------     -------
                                                  -------     -------     ------     -------     -------
TOTAL RETURN(b):..............................       7.64%       7.95%      5.52%       7.12%      (2.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $7,520      $7,336     $7,792      $9,028     $11,185
Average net assets (000)......................     $7,325      $7,575     $8,293     $10,265      $9,280
Ratios to average net assets:
   Expenses, including distribution fees......       1.45%       1.22%(a)   1.02%(a)     .92%(a)     .95%(a)
   Expenses, excluding distribution fees......        .70%        .47%(a)    .27%(a)     .17%(a)     .20%(a)
   Net investment income......................       4.24%       4.67%(a)   4.91%(a)    5.35%(a)    4.99%(a)
                                                         Class Z
                                                -------------------------
                                                              December 6,
                                                               1996(d)
                                                Year Ended     through
                                                August 31,    August 31,
                                                   1998          1997
                                                ----------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $  10.41      $  10.36
                                                ----------       ------
Income from investment operations
Net investment income.........................        .53           .41(a)
Net realized and unrealized gain (loss) on
   investment transactions....................        .32           .06
                                                ----------       ------
   Total from investment operations...........        .85           .47
                                                ----------       ------
Less distributions
Dividends from net investment income..........       (.53)         (.41)
Distributions in excess of net investment
   income.....................................         --          (.01)
Distributions from net realized gains.........         --            --
                                                ----------       ------
   Total distributions........................       (.53)         (.42)
                                                ----------       ------
Net asset value, end of period................   $  10.73      $  10.41
                                                ----------       ------
                                                ----------       ------
TOTAL RETURN(b):..............................       8.34%         4.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............       $383           $94
Average net assets (000)......................       $373           $36
Ratios to average net assets:
   Expenses, including distribution fees......        .70%          .47%(a)(c)
   Expenses, excluding distribution fees......        .70%          .47%(a)(c)
   Net investment income......................       4.99%         5.48%(a)(c)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-74

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              FLORIDA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Florida Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------
                                       B-75

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)      FLORIDA SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.52 per Class A share, $.48 per Class B share, $.45 per Class C share and $.53 per Class Z share were all federally tax-exempt interest dividends.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Ascension Parish Louisiana, Rev. Daily BASF Corp. Proj.,
   Ser. 97, F.R.D.D., A.M.T.                                     P-1               3.40%       9/01/98   $  1,700     $ 1,700,000
Brazos River Texas, Dist. Rev., Dow Chemical, Ser. 98,
   F.R.D.D., A.M.T.                                              A-1(c)            3.55        9/01/98      1,100       1,100,000
Carroll Cnty., Kentucky, Solid Waste Disp. Facs. Rev.,
   Kentucky Utility Proj., Ser. 94A, F.R.D.D., A.M.T.            VMIG1             3.50        9/01/98        600         600,000
Charleston Cnty. South Carolina, Ind. Rev., Zeigler Coal
   Hldg. Proj., Ser. 97, F.R.D.D., A.M.T.                        A-1+(c)           3.50        9/01/98      1,600       1,600,000
Cheshire Connecticut, Gen. Oblig., Ser. A                        Aa3               4.00        8/01/99        235         235,730
Connecticut St. Dev. Auth.,
   Bradley Airport Hotel, Ser. 97A, F.R.W.D.                     VMIG1             3.10        9/03/98      1,000       1,000,000
   Bradley Airport Hotel, Ser. 97B, F.R.W.D.                     VMIG1             3.10        9/03/98      3,000       3,000,000
   Bradley Airport Hotel, Ser. 97C, F.R.W.D.                     VMIG1             3.10        9/03/98      1,400       1,400,000
   Conco Proj., Ser. 85, F.R.W.D.                                P-1               3.05        9/03/98      1,700       1,700,000
   Corp. for Independ. Living Proj., Ser. 90, F.R.W.D.           VMIG1             2.95        9/02/98      2,350       2,350,000
   Lt. & Pwr. Co. Proj., Ser. 93B, F.R.W.D., A.M.T.              VMIG1             3.30        9/02/98      5,400       5,400,000
   Poll. Ctrl. Rev., Conn. Lt. & Pwr. Co., Proj. A, Ser.
      96A, F.R.W.D., A.M.B.A.C., A.M.T.                          P-1               3.25        9/03/98      2,200       2,200,000
   Poll. Ctrl. Rev., W. Mass. Elec. Co., Ser. 93A, F.R.W.D.      VMIG1             3.15        9/02/98      1,300       1,300,000
   Rand Whitney Container Bd., Ser. 93, F.R.W.D., A.M.T.         P-1               2.95        9/02/98      2,000       2,000,000
   SHW Inc. Proj., Ser. 90, F.R.W.D., A.M.T.                     NR                3.15        9/02/98      4,500       4,500,000
Connecticut St. Gen. Oblig., Ser. B                              Aa3               5.65       11/15/98      1,500       1,506,473
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Bradley Hlth. Care, Ser. B, F.R.W.D.                          VMIG1             2.85        9/02/98      2,000       2,000,000
   Charlotte Hungerford, Ser. C, F.R.W.D.                        VMIG1             2.80        9/03/98      1,500       1,500,000
   Conn. St. Univ., Ser. B, A.M.B.A.C.                           Aaa               5.25       11/01/98        720         722,056
   Pomfret School Issue, Ser. A, F.R.W.D.                        VMIG1             3.15        9/02/98      1,000       1,000,000
   Sharon Hosp. Issue, Ser. A, F.R.W.D.                          VMIG1             3.15        9/03/98      1,400       1,400,000
   Yale University., Ser. S, T.E.C.P.                            VMIG1             3.40       10/13/98      1,000       1,000,000
   Yale University., Ser. S, T.E.C.P.                            VMIG1             3.45        1/15/99      3,400       3,400,000
Connecticut St. Spec. Assmt.,
   Second Injury Fund, T.E.C.P.                                  P-1               3.55       10/08/98      6,000       6,000,000
   Unemployment Comp., Ser. 93C, A.N.N.M.T., F.G.I.C.            VMIG1             3.60        7/01/99      5,100       5,100,000
Connecticut St. Spec. Tax Oblig., Trans. Infrastructure
   Rev., Ser. 90I, F.R.W.D.                                      VMIG1             3.30        9/02/98      5,035       5,035,000
Connecticut State, Gen. Oblig. Economic Recovery Nts., Ser.
   95                                                            Aa3               5.00       12/15/98      2,000       2,007,427
Darien Connecticut, Gen. Oblig.                                  Aaa               4.50        4/15/99        755         759,231
Jackson Cnty. Mississippi, Chevron U.S.A. Inc. Proj., Ser.
   94, F.R.D.D., A.M.T.                                          P-1               3.50        9/01/98      1,200       1,200,000
New Fairfield Connecticut, Gen. Oblig., B.A.N.                   NR                3.75       11/19/98      3,545       3,546,334
Norwich Connecticut, Gen. Oblig., B.A.N.                         NR                3.60       11/10/98      2,700       2,700,151
Plainfield Connecticut, Gen. Oblig., T.A.N.                      NR                4.00        5/05/99      2,600       2,606,781

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-77

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Commwlth., Government Development Bank, Ser.
   85, F.R.W.D., M.B.I.A.                                        VMIG1             2.50%       9/02/98   $    200     $   200,000
Puerto Rico Hsg. Fin. Corp., Multi-family Mtge. Rev., Port.
   A,
   Ser. 90I, M.O.T., A.M.B.A.C.                                  Aaa               3.50        9/15/98      2,455       2,455,000
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Fac. Fin.
   Auth. Rev.,
   Schering-Plough Corp., Ser. 83A, A.O.T.                       NR                3.75       12/01/98      3,500       3,499,564
Stamford Connecticut, Gen. Oblig.                                Aaa               7.00        3/15/99      1,000       1,017,940
Stamford Connecticut, Hsg. Auth. Rev., Morgan Street Proj.,
   Ser. 94, F.R.W.D., A.M.T.                                     VMIG1             3.30        9/02/98      1,500       1,500,000
Trinity River Auth. Texas, Poll. Ctl. Rev., Tx. Util.
   Elec., Ser. 96A, F.R.D.D., A.M.B.A.C., A.M.T.                 VMIG1             3.50        9/01/98        500         500,000
University of Connecticut, Student Fee Rev. Bds.,
   Susquehana 98A, Ser. SSP 16A, F.R.W.D., M.B.I.A.              VMIG1             3.20        9/02/98      3,000       3,000,000
West Baton Rouge Parish Ind. Louisiana Dist. 3 Rev., Dow
   Chemical Co. Proj., Ser. 93, F.R.D.D., A.M.T.                 P-1               3.55        9/01/98      3,300       3,300,000
West Hartford Connecticut, Gen. Oblig., Ser. 97                  Aaa               4.00        9/15/98      1,000       1,000,093
West Side Calhoun Cnty. Texas, Nav. Dist., Swr. & Solid
   Waste Disp. Rev. Proj. for British Petroleum, Ser. 96,
   F.R.D.D., A.M.T.                                              P-1               3.50        9/01/98      4,300       4,300,000
                                                                                                                      -----------
Total Investments--97.1%
(amortized cost $92,341,780;(d))                                                                                       92,341,780
Other assets in excess of liabilities--2.9%                                                                             2,775,668
                                                                                                                      -----------
Net Assets--100%                                                                                                      $95,117,448
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    M.B.I.A.--Municipal Bond Insurance Association.
    M.O.T.--Monthly Optional Tender.
    T.A.N.--Tax Anticipation Notes.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-78

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at amortized cost which approximates market value.............................................      $   92,341,780
Cash.......................................................................................................              83,043
Receivable for Series shares sold..........................................................................           3,085,335
Interest receivable........................................................................................             499,378
Other assets...............................................................................................               1,971
                                                                                                                 ---------------
   Total assets............................................................................................          96,011,507
                                                                                                                 ---------------
Liabilities
Payable for Series shares reacquired.......................................................................             754,953
Accrued expenses...........................................................................................              51,761
Management fee payable.....................................................................................              40,229
Dividends payable..........................................................................................              37,896
Distribution fee payable...................................................................................               5,093
Deferred trustee's fees....................................................................................               4,127
                                                                                                                 ---------------
   Total liabilities.......................................................................................             894,059
                                                                                                                 ---------------
Net Assets.................................................................................................      $   95,117,448
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value........................................................      $      951,174
   Paid-in capital in excess of par........................................................................          94,166,274
                                                                                                                 ---------------
Net assets, August 31, 1998................................................................................      $   95,117,448
                                                                                                                 ---------------
                                                                                                                 ---------------
Net asset value, offering price and redemption price per share ($95,117,448 / 95,117,448 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized)......................               $1.00
                                                                                                                 ---------------
                                                                                                                 ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-79

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1998
Income
   Interest earned..........................     $ 2,989,205
                                               ---------------
Expenses
   Management fee...........................         423,998
   Distribution fee.........................         105,999
   Custodian's fees and expenses............          77,000
   Reports to shareholders..................          34,000
   Transfer agent's fees and expenses.......          33,000
   Registration fees........................          22,000
   Legal fees and expenses..................          12,000
   Audit fee and expenses...................           8,000
   Trustees' fees and expenses..............           4,000
   Miscellaneous............................           5,968
                                               ---------------
      Total expenses........................         725,965
   Less: Custodian fee credit (Note 1)......          (4,843)
                                               ---------------
      Net expenses..........................         721,122
                                               ---------------
Net investment income.......................       2,268,083
Realized Gain on Investments
Net realized gain on investments............           1,460
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 2,269,543
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1998            1997
Operations
   Net investment income..........  $  2,268,083    $  2,373,476
   Net realized gain on investment
      transactions................         1,460              52
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     2,269,543       2,373,528
                                    ------------    ------------
Dividends and distributions (Note
   1).............................    (2,269,543)     (2,373,528)
                                    ------------    ------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold........................   389,111,500     251,461,796
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,204,564       2,303,863
   Cost of shares reacquired......  (372,125,422)   (255,521,446)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................    19,190,642      (1,755,787)
                                    ------------    ------------
Total increase (decrease).........    19,190,642      (1,755,787)
Net Assets
Beginning of year.................    75,926,806      77,682,593
                                    ------------    ------------
End of year.......................  $ 95,117,448    $ 75,926,806
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-80

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the "Series") commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Connecticut state, local and federal income taxes with the minimum of risk by investing in "investment grade" tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Series compensated PSI and PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $28,600 for the services of PMFS. As of August 31, 1998, approximately $1,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                         Year Ended August 31,
                                                        -------------------------------------------------------
                                                         1998        1997        1996        1995        1994
                                                        -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains............        .03         .03(a)      .03(a)      .03(a)      .02(a)
Dividends and distributions to shareholders.........       (.03)       (.03)       (.03)       (.03)       (.02)
                                                        -------     -------     -------     -------     -------
Net asset value, end of year........................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                        -------     -------     -------     -------     -------
                                                        -------     -------     -------     -------     -------
TOTAL RETURN(b):....................................       2.72%       3.10%       3.17%       3.16%       2.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $95,117     $75,927     $77,683     $62,867     $54,302
Average net assets (000)............................    $84,800     $77,500     $74,576     $57,103     $60,594
Ratios to average net assets:
  Expenses, including distribution fee..............        .86%        .46%(a)     .47%(a)     .58%(a)     .54%(a)
  Expenses, excluding distribution fee..............        .74%        .34%(a)     .35%(a)     .46%(a)     .42%(a)
  Net investment income.............................       2.68%       3.06%(a)    3.12%(a)    3.17%(a)    1.99%(a)

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-82

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Connecticut Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998


--------------------------------------------------------------------------------
                                       B-83

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                           CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended August 31, 1998, dividends paid from net investment income of $.03 per share were all federally tax-exempt interest dividends.

--------------------------------------------------------------------------------

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MARYLAND SERIES
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                                Rating        Interest     Maturity     Amount           Value
Description (a)                                              (Unaudited)        Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1%
------------------------------------------------------------------------------------------------------------------------------
Baltimore, Maryland
   Conv. Ctr. Rev., F.G.I.C.                                   Aaa              5.75%        9/01/08   $  1,075 (e)   $ 1,175,674
   Econ. Dev. Lease Rev., Armistead Partnership                BBB+(c)          7.00         8/01/11      1,000         1,109,030
   Gen. Oblig., Cap. Apprec. Ref. Cons. Pub. Impvt.,
      Ser. C, F.G.I.C.                                         Aaa              Zero        10/15/11      1,000           550,580
   Gen. Oblig., Ref. Con. Pub. Impvt., Ser. C, F.G.I.C.        Aaa              5.50        10/15/16      1,000         1,092,960
Calvert Cnty. Poll. Cntrl. Rev., Baltimore Gas & Elec Co.
   Proj.                                                       A2               5.55         7/15/14      1,000         1,053,850
Harford Cnty., Gen. Oblig.                                     Aa               5.50         3/01/06        750           816,705
Kent Cnty. Coll. Rev., Washington Coll. Proj.                  Baa2             7.70         7/01/18        500 (e)       526,905
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev.,
   Broadmead Retirement Community                              NR               5.50         7/01/17        500           516,870
   Doctor's Comn. Hosp.                                        Baa2             5.50         7/01/24      1,000         1,006,830
   Green Acres Schl.                                           BBB(c)           5.30         7/01/28        725           721,716
   Howard Cnty. Gen. Hosp., E.T.M.                             Baa1             5.50         7/01/21        900           939,708
   Kennedy Krieger Hosp.                                       Baa1             5.50         7/01/18      1,000         1,018,470
   Mercy Medical Center, F.S.A.                                Aaa              5.75         7/01/26      1,000         1,072,080
   Pickersgill Retirement Ctr., Ser. A                         A(c)             5.85         1/01/10        600           654,270
Maryland St. Hsg. & Cmnty. Dev. Admin., Sngl. Fam. Mtge.
   Rev. Prog., Sixth Ser., A.M.T.                              Aa2              7.125        4/01/14        535           558,551
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr. for
   Physics                                                     BBB(c)           6.625        1/01/17      1,000         1,085,810
Maryland St. Trans. Auth., Baltimore-Washington Int'l.
   Arpt., A.M.T., F.G.I.C.                                     Aaa              6.25         7/01/14      1,750         1,920,135
Maryland Wtr. Qual. Fin. Admin., Revolving Loan Fund
   Rev., Ser. A                                                Aa2              5.90         9/01/04        565           621,449
Montgomery Cnty.,
   Econ. Dev. Rev., 1st Mtge., Bullis Schl. Inc. Facs.,
      Ser. A                                                   BBB(c)           5.60        11/01/22        400           412,480
   Gen. Oblig., Cons. Pub. Impvt.                              Aaa              9.75         6/01/01        450           519,408
   Gen. Oblig., Cons. Pub. Impvt., Ser. A                      Aaa              5.75        10/01/07      1,300         1,432,496
   Sngl. Fam. Mtge. Rev., Ser. B, A.M.T.                       Aa2              6.05         7/01/27      1,000         1,060,280
Northeast Maryland Waste Disp. Auth., Solid Waste Rev.,
   Baltimore City Sludge Proj.                                 NR               7.25         7/01/07        786           873,411
   Montgomery Cnty. Res. Rec. Proj.                            A2               6.00         7/01/07      1,000         1,106,730
Prince Georges Cnty.,
   Gen. Oblig., Cons. Pub. Impvt.                              A1               5.25        10/01/11      1,000         1,074,540
   Hosp. Rev., Dimensions Hlth. Corp.                          A3               5.375        7/01/14        750           763,612
   Hsg. Auth. Mtge. Rev., Langley Gardens Apts. Proj.,
      A.M.T., G.N.M.A.                                         AAA(c)           5.75         8/20/29        500           522,000
   Poll. Cntrl. Rev., Ref., Potomac Elec. Proj., M.B.I.A.      Aaa              5.75         3/15/10      1,100         1,231,109
Puerto Rico Commonwealth,
   Gen. Oblig., Cap. Apprec. Ref. Pub. Impvt.                  Baa1            Zero          7/01/14      2,000           927,860
   Hwy. & Trans. Auth. Rev., Ser. A, A.M.B.A.C.                Aaa             Zero          7/01/18      2,500           968,300

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-85

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    MARYLAND SERIES
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                                Rating        Interest     Maturity     Amount           Value
Description (a)                                              (Unaudited)        Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Ind. Tourist Edl., Med. & Env. Ctl. Facs.,
   Mennonite Gen. Hosp. Proj., Ser. A                          BBB(c)           5.625%       7/01/27    $   500       $   508,170
Puerto Rico Tel. Auth. Rev., Ser. I, R.I.B.S., M.B.I.A.        Aaa              7.118(d)     1/16/15      1,000         1,078,750
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp.,
   F.S.A.                                                      Aaa              6.50         9/01/12      1,000         1,196,830
Virgin Islands Pub. Fin. Auth. Rev.,
   Matching Fd. Ln., Ser. E                                    NR               6.00        10/01/22        250           260,915
   Matching Fd. Ln., Ser. A                                    BBB(c)           5.50        10/01/22        250           255,325
                                                                                                                      -----------
Total long-term investments (cost $28,135,055)                                                                         30,633,809
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--1.2%
Maryland Natl. Cap. Pk. & Planning Comn. Ser. V-2,
   F.R.D.D.                                                    A1+(c)           3.30         9/01/98        300           300,000
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., F.R.W.D.      A1(c)            2.50         9/02/98         60            60,000
                                                                                                                      -----------
Total short-term investments (cost $360,000)                                                                              360,000
                                                                                                                      -----------
Total Investments--99.3 %
(cost $28,495,055; Note 4)                                                                                             30,993,809
Other assets in excess of liabilities--0.7%                                                                               222,839
                                                                                                                      -----------
Net Assets--100%                                                                                                      $31,216,648
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed To Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-86

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         MARYLAND SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1998
                                                                                                                ---------------
Investments, at value (cost $28,495,055)..................................................................        $30,993,809
Cash......................................................................................................             87,341
Interest receivable.......................................................................................            399,764
Receivable for Series shares sold.........................................................................              1,455
Other assets..............................................................................................                900
                                                                                                                ---------------
   Total assets...........................................................................................         31,483,269
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................            109,490
Payable for Series shares reacquired......................................................................            105,734
Dividends payable.........................................................................................             27,995
Management fee payable....................................................................................             13,161
Distribution fee payable..................................................................................              6,114
Deferred trustee's fees...................................................................................              4,127
                                                                                                                ---------------
   Total liabilities......................................................................................            266,621
                                                                                                                ---------------
Net Assets................................................................................................        $31,216,648
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................        $    27,507
   Paid-in capital in excess of par.......................................................................         28,479,603
                                                                                                                ---------------
                                                                                                                   28,507,110
   Accumulated net realized gain on investments...........................................................            210,784
   Net unrealized appreciation on investments.............................................................          2,498,754
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................        $31,216,648
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($18,919,651 DIVIDED BY 1,667,984 shares of beneficial interest issued and outstanding).............             $11.34
   Maximum sales charge (3% of offering price)............................................................                .35
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.69
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($12,173,934 DIVIDED BY 1,071,905 shares of beneficial interest issued and outstanding).............             $11.36
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($123,063 DIVIDED BY 10,836 shares of beneficial interest issued and outstanding)...................             $11.36
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-87

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1998
Income
   Interest...................................     $ 1,746,455
                                                 ---------------
Expenses
   Management fee.............................         160,201
   Distribution fee--Class A..................          18,857
   Distribution fee--Class B..................          64,796
   Distribution fee--Class C..................             671
   Custodian's fees and expenses..............          63,000
   Registration fees..........................          35,000
   Reports to shareholders....................          31,000
   Transfer agent's fees and expenses.........          30,000
   Legal fees and expenses....................          12,000
   Audit fee and expenses.....................          10,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................           4,099
                                                 ---------------
      Total expenses..........................         433,624
   Less: Custodian fee credit (Note 1)........          (1,320)
                                                 ---------------
      Net expenses............................         432,304
                                                 ---------------
Net investment income.........................       1,314,151
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................         353,570
   Financial futures contract transactions....         (76,353)
                                                 ---------------
                                                       277,217
Net change in unrealized appreciation of:
   Investments................................         855,698
                                                 ---------------
Net gain on investments.......................       1,132,915
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 2,447,066
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                             1998             1997
                                     ---------------    -----------
Operations
   Net investment income...........    $ 1,314,151      $ 1,522,422
   Net realized gain on investment
      transactions.................        277,217           78,313
   Net change in unrealized
      appreciation of
      investments..................        855,698        1,152,180
                                     ---------------    -----------
   Net increase in net assets
      resulting from operations....      2,447,066        2,752,915
                                     ---------------    -----------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................       (804,152)        (856,637)
      Class B......................       (506,700)        (663,966)
      Class C......................         (3,299)          (1,819)
                                     ---------------    -----------
                                        (1,314,151)      (1,522,422)
                                     ---------------    -----------
   Distributions in excess of
      net investment income
      Class A......................         (3,054)         (10,676)
      Class B......................         (2,144)          (9,184)
      Class C......................            (11)             (28)
                                     ---------------    -----------
                                            (5,209)         (19,888)
                                     ---------------    -----------
   Distributions from net
      realized gains
      Class A......................        (61,079)        (229,545)
      Class B......................        (42,884)        (197,458)
      Class C......................           (225)            (597)
                                     ---------------    -----------
                                          (104,188)        (427,600)
                                     ---------------    -----------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...      1,935,757          767,369
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............        933,796        1,326,652
   Cost of shares reacquired.......     (5,714,418)      (6,736,831)
                                     ---------------    -----------
   Net decrease in net assets from
      Series share transactions....     (2,844,865)      (4,642,810)
                                     ---------------    -----------
Total decrease.....................     (1,821,347)      (3,859,805)
Net Assets
Beginning of year..................     33,037,995       36,897,800
                                     ---------------    -----------
End of year........................    $31,216,648      $33,037,995
                                     ---------------    -----------
                                     ---------------    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-88

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               MARYLAND SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The Maryland Series (the "Series") commenced investment operations on January 22, 1985. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in "investment grade" tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $5,209 and decrease accumulated realized gains by $5,209. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              MARYLAND SERIES
--------------------------------------------------------------------------------
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's service, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B and Class C shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1997 through August 26, 1998. Effective August 27, 1998 such expenses under the Plans were .10 of 1%, .10 of 1% and .25 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PSI and PIMS have advised the Series that they have received approximately $10,600 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that for the year ended August 31, 1998, they received approximately $18,700 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PIFM, PIC, PIMS and PSI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement during the year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $19,600 for the services of PMFS. As of August 31, 1998, approximately $1,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1998 were $10,880,381 and $13,345,992, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1998 was substantially the same as for financial reporting purposes and, accordingly net and gross unrealized appreciation of investments for federal income tax purposes was $2,498,754.

------------------------------------------------------------

Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending
--------------------------------------------------------------------------------

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             MARYLAND SERIES
--------------------------------------------------------------------------------
on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1998:
Shares sold........................       60,866    $    681,735
Shares issued in reinvestment of
  dividends........................       51,390         574,496
Shares reacquired..................     (260,545)     (2,909,041)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (148,289)     (1,652,810)
Shares issued upon conversion from
  Class B..........................      127,077       1,419,519
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (21,212)   $   (233,291)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold........................       20,673    $    224,724
Shares issued in reinvestment of
  dividends........................       69,189         749,136
Shares reacquired..................     (344,495)     (3,737,905)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (254,633)     (2,764,045)
Shares issued upon conversion from
  Class B..........................      236,576       2,564,070
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (18,057)   $   (199,975)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1998:
Shares sold........................      107,764    $  1,204,730
Shares issued in reinvestment of
  dividends........................       31,859         356,456
Shares reacquired..................     (250,971)     (2,805,377)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (111,348)     (1,244,191)
Shares reacquired upon conversion
  into Class A.....................     (126,869)     (1,419,519)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (238,217)   $ (2,663,710)
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1997:
Shares sold........................       47,087    $    508,644
Shares issued in reinvestment of
  dividends........................       53,118         575,850
Shares reacquired..................     (275,123)     (2,982,939)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (174,918)     (1,898,445)
Shares reacquired upon conversion
  into Class A.....................     (236,258)     (2,564,070)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (411,176)   $ (4,462,515)
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended August 31, 1998:
Shares sold........................        4,387    $     49,292
Shares issued in reinvestment of
  dividends........................          254           2,844
Shares reacquired..................           --              --
                                      ----------    ------------
Net increase in shares
  outstanding......................        4,641    $     52,136
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold........................        3,134    $     34,001
Shares issued in reinvestment of
  dividends........................          153           1,666
Shares reacquired..................       (1,479)        (15,987)
                                      ----------    ------------
Net increase in shares
  outstanding......................        1,808    $     19,680
                                      ----------    ------------
                                      ----------    ------------

------------------------------------------------------------
Note 6. Proposed Reorganization

On August 26, 1998, the Board of Trustees of the Series approved an Agreement and Plan of Reorganization (the "Plan") which provides for the transfer of all of the assets of the Series to the Prudential National Municipals Fund, Inc. (the "National Municipals Fund") in exchange solely for Class A shares of the National Municipals Fund and the National Municipals Fund assumption of the liabilities of the Series.

The Plan is subject to approval by the shareholders of the Series at a shareholder meeting scheduled on or about December 3, 1998. If the Plan is approved, it is expected that the reorganization will take place on or about December 4, 1998. The Series and the National Municipals Fund will each bear their pro rata share of the costs of the reorganization, including cost of proxy solicitation.
--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                                Class A
                                                        -------------------------------------------------------
                                                                         Year Ended August 31,
                                                        -------------------------------------------------------
                                                         1998        1997        1996        1995        1994
                                                        -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $ 10.99     $ 10.74     $ 10.66     $ 10.66     $ 11.64
                                                        -------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................        .48         .49(a)      .51(a)      .53(a)      .57
Net realized and unrealized gain (loss) on
   investment transactions..........................        .39         .39         .08         .10        (.77)
                                                        -------     -------     -------     -------     -------
   Total from investment operations.................        .87         .88         .59         .63        (.20)
                                                        -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income................       (.48)       (.49)       (.51)       (.53)       (.57)
Distributions in excess of net investment income....         --(c)     (.01)         --          --          --
Distributions from net realized gains...............       (.04)       (.13)         --        (.10)       (.21)
                                                        -------     -------     -------     -------     -------
   Total distributions..............................       (.52)       (.63)       (.51)       (.63)       (.78)
                                                        -------     -------     -------     -------     -------
Net asset value, end of year........................    $ 11.34     $ 10.99     $ 10.74     $ 10.66     $ 10.66
                                                        -------     -------     -------     -------     -------
                                                        -------     -------     -------     -------     -------
TOTAL RETURN(b):....................................       8.01%       8.38%       5.58%       6.32%      (1.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $18,920     $18,558     $18,339     $17,726     $ 2,709
Average net assets (000)............................    $18,857     $18,970     $18,484     $11,341     $ 2,877
Ratios to average net assets:
   Expenses, including distribution fees............       1.19%       1.12%(a)    1.10%(a)    1.30%(a)     .95%
   Expenses, excluding distribution fees............       1.09%       1.02%(a)    1.00%(a)    1.20%(a)     .85%
   Net investment income............................       4.27%       4.52%(a)    4.69%(a)    4.96%(a)    5.18%
For Class A, B and C shares:
   Portfolio turnover rate..........................         34%         30%         42%         49%         40%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-92
                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                                Class B
                                                        --------------------------------------------------------
                                                                         Year Ended August 31,
                                                        --------------------------------------------------------
                                                         1998         1997        1996        1995        1994
                                                        -------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $ 11.00     $  10.75     $ 10.67     $ 10.67     $ 11.65
                                                        -------     --------     -------     -------     -------
Income from investment operations
Net investment income...............................        .43          .45(a)      .47(a)      .49(a)      .53
Net realized and unrealized gain (loss) on
   investment transactions..........................        .40          .39         .08         .10        (.77)
                                                        -------     --------     -------     -------     -------
   Total from investment operations.................        .83          .84         .55         .59        (.24)
                                                        -------     --------     -------     -------     -------
Less distributions
Dividends from net investment income................       (.43)        (.45)       (.47)       (.49)       (.53)
Distributions in excess of net investment income....         --(c)      (.01)         --          --          --
Distributions from net realized gains...............       (.04)        (.13)         --        (.10)       (.21)
                                                        -------     --------     -------     -------     -------
   Total distributions..............................       (.47)        (.59)       (.47)       (.59)       (.74)
                                                        -------     --------     -------     -------     -------
Net asset value, end of year........................    $ 11.36     $  11.00     $ 10.75     $ 10.67     $ 10.67
                                                        -------     --------     -------     -------     -------
                                                        -------     --------     -------     -------     -------
TOTAL RETURN(b):....................................       7.68%        7.94%       5.16%       5.88%      (2.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $12,174     $ 14,412     $18,512     $21,414     $51,198
Average net assets (000)............................    $13,092     $ 16,113     $19,898     $33,497     $55,223
Ratios to average net assets:
   Expenses, including distribution fees............       1.58%        1.52%(a)    1.50%(a)    1.55%(a)    1.35%
   Expenses, excluding distribution fees............       1.09%        1.02%(a)    1.00%(a)    1.05%(a)     .85%
   Net investment income............................       3.87%        4.12%(a)    4.30%(a)    4.84%(a)    4.77%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-93

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                                       Class C
                                                        ---------------------------------------------------------------------
                                                                                                                   August 1,
                                                                                                                    1994(d)
                                                                        Year Ended August 31,                       through
                                                        ------------------------------------------------------     August 31,
                                                         1998         1997           1996             1995            1994
                                                        -------     --------     ------------     ------------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $ 11.00     $  10.75        $10.67          $  10.67        $  10.70
                                                        -------     --------         -----            ------       ----------
Income from investment operations
Net investment income...............................        .41          .42(a)        .44(a)            .47(a)          .05
Net realized and unrealized gain (loss) on
   investment transactions..........................        .40          .39           .08               .10            (.03)
                                                        -------     --------         -----            ------       ----------
   Total from investment operations.................        .81          .81           .52               .57             .02
                                                        -------     --------         -----            ------       ----------
Less distributions
Dividends from net investment income................       (.41)        (.42)         (.44)             (.47)           (.05)
Distributions in excess of net investment income....         --(e)      (.01)           --                --              --
Distributions from net realized gains...............       (.04)        (.13)           --              (.10)             --
                                                        -------     --------         -----            ------       ----------
   Total distributions..............................       (.45)        (.56)         (.44)             (.57)           (.05)
                                                        -------     --------         -----            ------       ----------
Net asset value, end of period......................    $ 11.36     $  11.00        $10.75          $  10.67        $  10.67
                                                        -------     --------         -----            ------       ----------
                                                        -------     --------         -----            ------       ----------
TOTAL RETURN(c):....................................       7.41%        7.68%         4.90%             5.62%            .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $   123     $     68        $   47          $     52        $    102
Average net assets (000)............................    $    91     $     49        $   43          $     58        $     31
Ratios to average net assets:
   Expenses, including distribution fees............       1.83%        1.77%(a)      1.75%(a)          1.82%(a)        2.21%(b)
   Expenses, excluding distribution fees............       1.09%        1.02%(a)      1.00%(a)          1.07%(a)        1.47%(b)
   Net investment income............................       3.65%        3.72%(a)      4.05%(a)          4.55%(a)        4.75%(b)

---------------
(a) Net of management fee waiver.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-94

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             MARYLAND SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Maryland Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Maryland Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                                MARYLAND SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.48 per Class A share, $.43 per Class B share and $.41 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares a special taxable income dividend, of which $.0018 is taxable as ordinary income and a long-term capital gain distribution of $.036, of which $.0218 was taxable at 28% rate gain and $.0142 was taxable at 20% rate gain.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------
                                       B-96

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.4%
------------------------------------------------------------------------------------------------------------------------------
Boston Massachusetts Ind. Dev. Fin. Auth., First Mtge.
   Rev., Springhouse Proj.                                       NR            5.875%      7/01/18     $   750       $    753,420
Boston Massachusetts Ind. Dev. Fin. Auth., Swr. Fac.
   Rev., Harbor Elec. Energy Co. Proj., A.M.T.                   Baa1          7.375       5/15/15       1,500          1,626,930
Brockton Massachusetts, Gen. Oblig.                              Baa1          6.125       6/15/18       1,030          1,101,812
Holyoke Massachusetts, Gen. Oblig., School Proj.,
   M.B.I.A.                                                      Aaa           8.10        6/15/05         700(e)         822,066
Lowell Massachusetts, Gen. Oblig.                                Aaa           7.625       2/15/10         750(e)         837,900
Lynn Mass. Wtr. & Swr. Comn., Gen. Rev., Ser. A,
   M.B.I.A.                                                      Aaa           7.25       12/01/10       1,350(e)       1,476,535
Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A,
   M.B.I.A.                                                      Aaa           5.50        3/01/15       1,000          1,086,080
Mass. St. Cap. Apprec., Fed. Hwy. Grant, Ser. A                  Aa3           Zero        6/15/15       1,500            653,580
Mass. St. Gen. Oblig.,
   Ser. A, A.M.B.A.C.                                            Aaa           5.00        7/01/12       1,000          1,041,580
   Ser. C, F.G.I.C.                                              Aaa           6.00        8/01/09       1,500          1,710,420
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Beth Israel Hospital, A.M.B.A.C.                              Aaa           8.37(d)     7/01/25       1,500          1,736,250
   Dana Farber Cancer Proj., Ser. G-1                            A1            6.25       12/01/22         625            686,319
   Faulkner Hospital, Ser. C                                     Baa1          6.00        7/01/23       1,500          1,564,215
   Holyoke Hospital, Ser. B                                      Baa3          6.50        7/01/15       1,250          1,338,175
   Jordan Hospital, Ser. C                                       BBB(c)        6.875      10/01/22       1,350(e)       1,519,425
   Mass. Inst. of Tech., Ser. I-1                                Aaa           5.20        1/01/28       1,500          1,586,460
   Med. Academic & Scientific Co., Ser. A                        A(c)          6.625       1/01/15       1,000          1,112,220
   Newton-Wellesley Hospital, Ser. E, M.B.I.A.                   Aaa           5.875       7/01/15       1,000          1,086,160
   Valley Regional Hlth. Sys., Ser. B                            Aaa           8.00        7/01/18       1,000(e)       1,094,730
   Valley Regional Hlth. Sys., Ser. C                            AAA(c)        7.00        7/01/10         825          1,013,422
   Winchester Hospital, Ser. D                                   AAA(c)        5.75        7/01/24       1,000          1,061,350
Mass. St. Hsg. Fin. Agcy. Hsg. Rev., Sngl. Fam. Mtge.,
   Ser. 59, A.M.B.A.C., A.M.T.                                   Aaa           5.40        6/01/20       1,000          1,012,070
Mass. St. Ind. Fin. Agcy. Rev.,
   Chestnut Knoll Proj., Ser. A                                  NR            5.625       2/15/25         750            752,175
   Bradford College                                              BBB(c)        5.625      11/01/28       1,000          1,012,670
   Brooks School                                                 A3            5.95        7/01/23         640            669,504
   Cambridge Friends School                                      BBB(c)        5.80        9/01/28         700            719,509
   Cape Cod Hlth. Sys.                                           Aaa           8.50       11/15/20       2,000(e)       2,238,600
   Phillips Academy                                              Aa1           5.375       9/01/23       1,000          1,036,280
   St. John's High School                                        Baa1          5.35        6/01/28       1,000            995,480
Mass. St. Port Auth. Rev., Ser. B, A.M.T.                        Aa3           5.00        7/01/18       1,000            993,710
Mass. St. Tpk. Auth., Met. Hwy. Sys. Rev., Ser. C,
   M.B.I.A.                                                      Aaa           Zero        1/01/17       5,500          2,232,065

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-97

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mass. St. Water Poll. Abatement Trust Rev.,
   Ser. 3                                                         Aaa          5.625%      2/01/16     $ 1,000       $  1,069,690
   Ser. A                                                         Aa3          6.375       2/01/15       1,000          1,111,050
Mass. St. Water Res. Auth. Rev.,
   Ser. B, M.B.I.A.                                               Aaa          6.25       12/01/11       1,000          1,172,060
   Ser. D, M.B.I.A.                                               Aaa          6.00        8/01/13         500            572,595
Palmer Massachusetts, Gen. Oblig., Ser. F, A.M.B.A.C.             Aaa          7.30        3/01/10         500(e)         536,040
Plymouth County Corr. Facs. Proj., Cert. of Part., Ser.
   A                                                              AA(c)        7.00        4/01/22         500            559,845
Puerto Rico Commonwealth,
   Gen. Oblig., A.M.B.A.C.                                        Aaa          7.00        7/01/10       1,000          1,238,810
   Gen. Oblig., Cap. Apprec. Pub. Impvt.                          Baa1         Zero        7/01/15         750            328,762
Puerto Rico Electric Pwr. Auth. Rev., Ser. T                      Baa1         6.375       7/01/24       1,000(e)       1,140,540
Virgin Islands Pub. Fin. Auth., Matching Fd. Ln., Ser.
   E                                                              NR           5.875      10/01/18         375            388,279
                                                                                                                     ------------
Total long-term investments (cost $40,204,716)                                                                         44,688,783
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.7%
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Cap. Asset
   Prog., Ser. 85C, F.R.D.D., M.B.I.A.                            VMIG1        3.20        9/01/98         300            300,000
                                                                                                                     ------------
Total short-term investments (cost $300,000)                                                                              300,000
                                                                                                                     ------------
Total Investments--99.1%
   (cost $40,504,716; Note 4)                                                                                          44,988,783
Other assets in excess of liabilities--0.9%                                                                               416,188
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 45,404,971
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
      A.M.B.A.C.--American Municipal Bond Assurance Corporation.
      A.M.T.--Alternative Minimum Tax.
      F.G.I.C.--Financial Guaranty Insurance Company.
      F.R.D.D.--Floating Rate (Daily) Demand Note (b).
      M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-98

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities       MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 28, 1998
Investments, at value (cost $40,504,716)..................................................................      $  44,988,783
Cash......................................................................................................             35,355
Interest receivable.......................................................................................            538,106
Receivable for Series shares sold.........................................................................                100
Other assets..............................................................................................              1,187
                                                                                                                ---------------
   Total assets...........................................................................................         45,563,531
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................             82,287
Dividends payable.........................................................................................             33,079
Management fee payable....................................................................................             19,320
Payable for Series shares reacquired......................................................................             10,282
Distribution fee payable..................................................................................              9,465
Deferred trustees' fees...................................................................................              4,127
                                                                                                                ---------------
   Total liabilities......................................................................................            158,560
                                                                                                                ---------------
Net Assets................................................................................................      $  45,404,971
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      38,162
   Paid-in capital in excess of par.......................................................................         40,626,867
                                                                                                                ---------------
                                                                                                                   40,665,029
   Accumulated net realized gain on investments...........................................................            255,875
   Net unrealized appreciation on investments.............................................................          4,484,067
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................      $  45,404,971
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($29,024,003 DIVIDED BY 2,438,919 shares of beneficial interest issued and outstanding).............             $11.90
   Maximum sales charge (3% of offering price)............................................................                .37
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $12.27
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($16,256,226 DIVIDED BY 1,366,825 shares of beneficial interest issued and outstanding).............             $11.89
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($116,107 DIVIDED BY 9,762 shares of beneficial interest issued and outstanding)....................             $11.89
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($8,635 DIVIDED BY 726 shares of beneficial interest issued and outstanding)........................             $11.89
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-99

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1998
Income
   Interest.................................     $ 2,680,165
                                               ---------------
Expenses
   Management fee...........................         231,959
   Distribution fee--Class A................          29,031
   Distribution fee--Class B................          86,264
   Distribution fee--Class C................             757
   Custodian's fees and expenses............          70,000
   Report to shareholders...................          40,000
   Registration fees........................          34,000
   Transfer agent's fees and expenses.......          32,000
   Legal fees and expenses..................          12,000
   Audit fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,000
   Miscellaneous............................           1,097
                                               ---------------
      Total expenses........................         551,108
   Less: Custodian fee credit...............          (1,439)
                                               ---------------
      Net expenses..........................         549,669
                                               ---------------
Net investment income.......................       2,130,496
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         568,509
   Financial futures transactions...........        (120,644)
                                               ---------------
                                                     447,865
Net change in unrealized appreciation of:
   Investments..............................         980,734
                                               ---------------
Net gain on investments.....................       1,428,599
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 3,559,095
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Decrease in                             Year Ended August 31,
Net Assets                               1998           1997
Operations
   Net investment income...........  $  2,130,496    $ 2,389,861
   Net realized gain on investment
      transactions.................       447,865        616,296
   Net change in unrealized
      appreciation of
      investments..................       980,734        767,106
                                     ------------    -----------
   Net increase in net assets
      resulting from operations....     3,559,095      3,773,263
                                     ------------    -----------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................    (1,376,660)    (1,453,832)
      Class B......................      (749,368)      (933,942)
      Class C......................        (4,123)        (2,079)
      Class Z......................          (345)            (8)
                                     ------------    -----------
                                       (2,130,496)    (2,389,861)
                                     ------------    -----------
Distributions in excess of net
   investment income
      Class A......................       (14,903)            --
      Class B......................        (9,075)            --
      Class C......................           (39)            --
      Class Z......................            (3)            --
                                     ------------    -----------
                                          (24,020)            --
                                     ------------    -----------
   Distributions from net realized gains
      Class A......................      (354,484)      (438,140)
      Class B......................      (215,867)      (318,452)
      Class C......................          (936)          (708)
      Class Z......................           (72)            (3)
                                     ------------    -----------
                                         (571,359)      (757,303)
                                     ------------    -----------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...     2,768,598      1,727,524
   Net asset value of shares issued
      in reinvestment of
      dividends....................     1,617,702      1,848,518
   Cost of shares reacquired.......    (7,029,860)    (7,848,716)
                                     ------------    -----------
   Net decrease in net assets from
      Series share transactions....    (2,643,560)    (4,272,674)
                                     ------------    -----------
Total decrease.....................    (1,810,340)    (3,646,575)
Net Assets
Beginning of year..................    47,215,311     50,861,886
                                     ------------    -----------
End of year........................  $ 45,404,971    $47,215,311
                                     ------------    -----------
                                     ------------    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-100

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements         MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Series (the "Series") commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in "investment grade" tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated realized gains and increase undistributed net investment income by $24,020. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements         MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1998.

PSI and PIMS have advised the Series that they have received approximately $9,700 in front-end sales charges resulting from sales of Class A shares for the year ended August 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS advised the Series that for the year ended August 31, 1998, they received approximately $37,000 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIMS, PIC and PSI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement during the year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended August 31, 1998, the Series incurred fees of approximately $21,000 for the services of PMFS. As of August 31, 1998, approximately $1,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1998, were $15,189,545 and $18,344,907, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1998 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $4,484,067 (gross unrealized appreciation--$4,486,083, gross unrealized depreciation--$2,016).

------------------------------------------------------------

Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5%
--------------------------------------------------------------------------------

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the years ended August 31, 1998 and August 31, 1997 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------    -----------
Year ended August 31, 1998:
Shares sold..........................     142,966    $ 1,687,456
Shares issued in reinvestment of
  dividends and distributions........      93,703      1,103,427
Shares reacquired....................    (361,990)    (4,261,684)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (125,321)    (1,470,801)
Shares issued upon conversion from
  Class B............................      92,146      1,085,201
                                       ----------    -----------
Net decrease in shares outstanding...     (33,175    $  (385,600)
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1997:
Shares sold..........................      29,208    $   340,810
Shares issued in reinvestment of
  dividends and distributions........      99,365      1,152,062
Shares reacquired....................    (366,281)    (4,252,429)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (237,708)    (2,759,557)
Shares issued upon conversion from
  Class B............................     277,806      3,225,709
                                       ----------    -----------
Net increase in shares outstanding...      40,098    $   466,152
                                       ----------    -----------
                                       ----------    -----------
Class B
-------------------------------------
Year ended August 31, 1998:
Shares sold..........................      78,841    $   927,666
Shares issued in reinvestment of
  dividends and distributions........      43,421        510,985
Shares reacquired....................    (225,580)    (2,656,058)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (103,318)    (1,217,407)
Shares issued upon conversion from
  Class B............................     (92,162)    (1,085,201)
                                       ----------    -----------
Net decrease in shares outstanding...    (195,480)   $(2,302,608)
                                       ----------    -----------
                                       ----------    -----------
Class B                                  Shares        Amount
-------------------------------------  ----------    -----------
Year ended August 31, 1997:
Shares sold..........................     115,658    $ 1,343,826
Shares issued in reinvestment of
  dividends and distributions........      59,887        693,710
Shares reacquired....................    (309,225)    (3,583,222)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (133,680)    (1,545,686)
Shares issued upon conversion from
  Class B............................    (277,895)    (3,225,709)
                                       ----------    -----------
Net decrease in shares outstanding...    (411,575)   $(4,771,395)
                                       ----------    -----------
                                       ----------    -----------
Class C
-------------------------------------
Year ended August 31, 1998:
Shares sold..........................       9,344    $   109,986
Shares issued in reinvestment of
  dividends and distributions........         250          2,944
Shares reacquired....................      (6,524)       (76,579)
                                       ----------    -----------
Net increase in shares outstanding...       3,070    $    36,351
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1997:
Shares sold..........................       3,642    $    42,688
Shares issued in reinvestment of
  dividends and distributions........         236          2,740
Shares reacquired....................      (1,127)       (13,065)
                                       ----------    -----------
Net increase in shares outstanding...       2,751    $    32,363
                                       ----------    -----------
                                       ----------    -----------
Class Z
-------------------------------------
Year ended August 31, 1998:
Shares sold..........................       3,668    $    43,490
Shares issued in reinvestment of
  dividends and distributions........          29            346
Shares reacquired....................      (2,989)       (35,539)
                                       ----------    -----------
Net increase in shares outstanding...         708    $     8,297
                                       ----------    -----------
                                       ----------    -----------
December 6, 1996(a) through
  year ended August 31, 1997:
Shares sold..........................          17    $       200
Shares issued in reinvestment of
  distributions......................           1              6
Shares reacquired....................          --             --
                                       ----------    -----------
Net increase in shares outstanding...          18    $       206
                                       ----------    -----------
                                       ----------    -----------

------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                         Class A
                                                  ------------------------------------------------------
                                                                  Year Ended August 31,
                                                  ------------------------------------------------------
                                                   1998        1997        1996        1995        1994
                                                  -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.69     $ 11.54     $ 11.63     $ 11.37     $12.17
                                                  -------     -------     -------     -------     ------
Income from investment operations
Net investment income.........................        .55         .58(a)      .59(a)      .65(a)     .67
Net realized and unrealized gain (loss) on
   investment transactions....................        .37         .33        (.02)        .26       (.73)
                                                  -------     -------     -------     -------     ------
   Total from investment operations...........        .92         .91         .57         .91       (.06)
                                                  -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income..........       (.55)       (.58)       (.59)       (.65)      (.67)
Distributions in excess of net investment
   income.....................................       (.01)         --          --          --         --
Distributions from net realized gains.........       (.15)       (.18)       (.07)         --       (.07)
                                                  -------     -------     -------     -------     ------
   Total distributions........................       (.71)       (.76)       (.66)       (.65)      (.74)
                                                  -------     -------     -------     -------     ------
Net asset value, end of year..................    $ 11.90     $ 11.69     $ 11.54     $ 11.63     $11.37
                                                  -------     -------     -------     -------     ------
                                                  -------     -------     -------     -------     ------
TOTAL RETURN(b):..............................       8.10%       8.10%       4.93%       8.33%      (.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $29,024     $28,890     $28,058     $27,525     $2,293
Average net assets (000)......................    $29,031     $29,096     $28,091     $15,837     $2,578
Ratios to average net assets:
   Expenses, including distribution fees......       1.04%       1.00%(a)    1.06%(a)     .97%(a)    .87%
   Expenses, excluding distribution fees......        .94%        .90%(a)     .96%(a)     .87%(a)    .77%
   Net investment income......................       4.75%       5.00%(a)    5.06%(a)    5.59%(a)   5.60%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................         33%         22%         18%         36%        33%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-104

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                          Class B
                                                  -------------------------------------------------------
                                                                   Year Ended August 31,
                                                  -------------------------------------------------------
                                                   1998        1997        1996        1995        1994
                                                  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.68     $ 11.53     $ 11.62     $ 11.36     $ 12.17
                                                  -------     -------     -------     -------     -------
Income from investment operations
Net investment income.........................        .51         .53(a)      .54(a)      .60(a)      .61
Net realized and unrealized gain (loss) on
   investment transactions....................        .37         .33        (.02)        .26        (.74)
                                                  -------     -------     -------     -------     -------
   Total from investment operations...........        .88         .86         .52         .86        (.13)
                                                  -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income..........       (.51)       (.53)       (.54)       (.60)       (.61)
Distributions in excess of net investment
   income.....................................       (.01)         --          --          --          --
Distributions from net realized gains.........       (.15)       (.18)       (.07)         --        (.07)
                                                  -------     -------     -------     -------     -------
   Total distributions........................       (.67)       (.71)       (.61)       (.60)       (.68)
                                                  -------     -------     -------     -------     -------
Net asset value, end of year..................    $ 11.89     $ 11.68     $ 11.53     $ 11.62     $ 11.36
                                                  -------     -------     -------     -------     -------
                                                  -------     -------     -------     -------     -------
TOTAL RETURN(b):..............................       7.67%       7.67%       4.51%       7.90%      (1.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $16,256     $18,247     $22,758     $28,367     $55,420
Average net assets (000)......................    $17,253     $20,301     $25,751     $39,455     $59,544
Ratios to average net assets:
   Expenses, including distribution fees......       1.44%       1.40%(a)    1.46%(a)    1.34%(a)    1.27%
   Expenses, excluding distribution fees......        .94%        .90%(a)     .96%(a)     .84%(a)     .77%
   Net investment income......................       4.35%       4.60%(a)    4.66%(a)    5.37%(a)    5.20%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-105

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                             Class C
                                                  --------------------------------------------------------------
                                                                                                      August 1,
                                                                                                       1994(d)
                                                               Year Ended August 31,                   through
                                                  -----------------------------------------------     August 31,
                                                   1998       1997         1996           1995           1994
                                                  ------     ------        -----          -----          -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.68     $11.53       $11.62         $11.36         $11.41
                                                  ------     ------        -----          -----          -----
Income from investment operations
Net investment income.........................       .48        .50(a)       .51(a)         .57(a)         .04
Net realized and unrealized gain (loss) on
   investment transactions....................       .37        .33         (.02)           .26           (.05)
                                                  ------     ------        -----          -----          -----
   Total from investment operations...........       .85        .83          .49            .83           (.01)
                                                  ------     ------        -----          -----          -----
Less distributions
Dividends from net investment income..........      (.48)      (.50)        (.51)          (.57)          (.04)
Distributions in excess of net investment
   income.....................................      (.01)        --           --             --             --
Distributions from net realized gains.........      (.15)      (.18)        (.07)            --             --
                                                  ------     ------        -----          -----          -----
   Total distributions........................      (.64)      (.68)        (.58)          (.57)          (.04)
                                                  ------     ------        -----          -----          -----
Net asset value, end of period................    $11.89     $11.68       $11.53         $11.62         $11.36
                                                  ------     ------        -----          -----          -----
                                                  ------     ------        -----          -----          -----
TOTAL RETURN(b):..............................      7.41%      7.41%        4.26%          7.60%         (0.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $  116     $   78       $   45         $   14         $  216(f)
Average net assets (000)......................    $  101     $   48       $   41         $   14         $   15(f)
Ratios to average net assets:
   Expenses, including distribution fees......      1.69%      1.65%(a)     1.72%(a)       1.60%(a)       1.57%(c)
   Expenses, excluding distribution fees......       .94%       .90%(a)      .97%(a)        .85%(a)        .82%(c)
   Net investment income......................      4.08%      4.36%(a)     4.39%(a)       5.07%(a)       5.06%(c)
                                                        Class Z
                                               ------------------------
                                                            December 6,
                                                  Year        1996(e)
                                                 Ended        through
                                               August 31,   August 31,
                                                  1998         1997
                                                  -----       -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $11.68     $ 11.80
                                                  -----       -----
Income from investment operations
Net investment income.........................      .58         .47(a)
Net realized and unrealized gain (loss) on
   investment transactions....................      .37         .06
                                                  -----       -----
   Total from investment operations...........      .95         .53
                                                  -----       -----
Less distributions
Dividends from net investment income..........     (.58)       (.47)
Distributions in excess of net investment
   income.....................................     (.01)         --
Distributions from net realized gains.........     (.15)       (.18)
                                                  -----       -----
   Total distributions........................     (.74)       (.65)
                                                  -----       -----
Net asset value, end of period................   $11.89     $ 11.68
                                                  -----       -----
                                                  -----       -----
TOTAL RETURN(b):..............................     8.31%       4.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $    9     $   204(f)
Average net assets (000)......................   $    7     $   200(f)
Ratios to average net assets:
   Expenses, including distribution fees......      .94%        .90%(a)(c)
   Expenses, excluding distribution fees......      .94%        .90%(a)(c)
   Net investment income......................     4.91%       5.55%(a)(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Amounts are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-106

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998


Federal Income Tax Information               PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                                  MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.71 per Class A share, $.67 per Class B share, $.64 per Class C share and $.74 per Class Z share were all federally tax-exempt interest dividends. The Series also paid to Class A, B, C and Z shares a special taxable income dividend of $.0061 which is taxable as ordinary income. In addition, the Series paid distributions for Class A, B, C and Z shares totaling $.1451 per share, comprised of short-term capital gains, of which $.0093 was taxable as oridnary income and long-term capital gains, of which $.0151 was taxable at 28% rate gain and $.1207 was taxable at 20% rate gain.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Boston Wtr. & Swr. Comm., Gen. Rev., Ser. 94A, F.R.W.D.          VMIG1             3.05%       9/03/98   $  2,320     $ 2,320,000
Brazos River, Harbor Nav. Dist., Dow Chemical Co., Ser.
   92A, F.R.D.D., A.M.T.                                         P-1               3.55        9/01/98      2,200       2,200,000
Carroll County, Solid Wste. Disp. Facs. Rev., Ser. 94A,
   F.R.D.D., A.M.T.                                              VMIG1             3.50        9/01/98      1,700       1,700,000
Dist. of Columbia Rev., Gen. Oblig., Ser. 92A-6, F.R.D.D.        VMIG1             3.45        9/01/98        800         800,000
Fall River Mass., Gen. Oblig., B.A.N.                            Aaa               5.25        6/15/99        500         505,793
Falmouth Mass., Gen. Oblig., B.A.N.                              NR                4.00        8/13/99      2,000       2,006,388
First Chicago Bank Certificates, Ser. 98B, S.E.M.O.T.S.          VMIG1             3.95       12/01/98      3,000       3,000,000
Halifax Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth., Ser. 91,
   F.R.D.D., A.M.T.                                              Aa2               3.55        9/01/98        400         400,000
Mass. Bay Trans. Auth., Gen. Trans. Sys. Bonds, Ser. 84A,
   S.E.M.O.T.                                                    VMIG1             3.50        3/01/99      1,500       1,500,000
Mass. Ind. Fin. Agcy. Poll, New England Power Co., Ser.
   93A, T.E.C.P.                                                 VMIG1             3.65        9/24/98      2,700       2,700,000
Mass. Port. Auth., Ser. 96, T.E.C.P.                             P-1               3.45        9/04/98      2,000       2,000,000
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Boston Univ., Ser. 85H, T.E.C.P.                              VMIG1             3.70        9/15/98      2,000       2,000,000
   Cap. Asset Prog., Ser. 85B, F.R.D.D.                          VMIG1             3.20        9/01/98        400         400,000
   Hallmark Hlth. Sys., Ser. B, F.R.W.D.                         VMIG1             3.10        9/03/98      1,485       1,485,000
   Harvard Univ., Ser. 85I, F.R.W.D.                             VMIG1             3.10        9/03/98      1,500       1,500,000
   Harvard Univ., Ser. 89L, T.E.C.P.                             VMIG1             3.75        9/11/98      1,200       1,200,000
Mass. St. Hsg. Fin. Agcy. Rev.,
   Rental Housing, Ser. 94, F.R.W.D.S., A.M.T.                   A1+(c)            3.48        9/03/98      2,000       2,000,000
   Multi-Family Rev., Harbor Port, F.R.W.D.                      A1+(c)            3.10        9/02/98      1,000       1,000,000
Mass. St. Ind. Fin. Agcy. Ind. Rev.,
   Constitution Corp., Ser. 98, F.R.W.D.S., A.M.T.               A-1(c)            3.35        9/03/98      1,500       1,500,000
   Goddard House, Ser. 95, F.R.W.D.                              A-1(c)            3.10        9/03/98      2,000       2,000,000
   Governor Dummer Academy, Ser. 96, F.R.W.D.                    A1+(c)            3.15        9/03/98      1,500       1,500,000
   Hazen Paper Co., Ser. 95, F.R.W.D.S., A.M.T.                  A-1(c)            3.35        9/03/98      1,600       1,600,000
   Heritage at Hingham, Ser. 97, F.R.W.D.                        VMIG1             3.20        9/03/98      1,500       1,500,000
   Holyoke Wtr. Pwr. Co. Proj., Ser. 92A, F.R.W.D.               VMIG1             3.10        9/02/98        447         447,000
   Jewish Geriatic Svcs. Inc., Ser. 97A, F.R.W.D.                A-1(c)            3.20        9/02/98      2,000       2,000,000
   New England College, Ser. 97, A.N.N.M.T.                      A1+(c)            3.85       10/01/98      1,000       1,000,000
   Ocean Spray Cranberry, Ser. 84, A.O.T.                        A+(c)             3.80       10/15/98      1,100       1,100,000
   Riverdale Mills Corp., Ser. 95, F.R.W.D.S., A.M.T.            A-1(c)            3.35        9/03/98      1,100       1,100,000
   Showa Womens Inst., Ser. 94, F.R.D.D.                         VMIG1             3.25        9/01/98      1,200       1,200,000
   United Med. Corp., Ser. 92, F.R.W.D., A.M.T.                  P-1               3.15        9/02/98        600         600,000
Mass. St. Municipal Whsl. Elec. Co., Power Supply Sys.
   Rev.,
   Ser. 94C, F.R.W.D.                                            VMIG1             3.05        9/02/98      2,500       2,500,000
Mass. St. Wtr. Res. Auth.,
   T.E.C.P.                                                      P-1               3.70        9/02/98      2,000       2,000,000
   T.E.C.P.                                                      P-1               3.50       10/14/98      1,000       1,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-108

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Methuen, Gen. Oblig., B.A.N.                                     NR                4.15%      12/18/98   $  1,000     $ 1,000,811
Parish of Ascension, LA, BASF Corp. Proj., Ser. 97,
   F.R.D.D., A.M.T.                                              P-1               3.40        9/01/98        500         500,000
Puerto Rico Comnwlth., Gov't. Dev. Bank, Ser. 85, F.R.W.D.,
   A.M.T.                                                        VMIG1             2.50        9/02/98        100         100,000
Quincy, Ser. 98, B.A.N.                                          NR                4.10        5/21/99      1,500       1,503,424
So. Carolina Jobs Econ. Dev. Auth., Wellman, Inc. Proj.,
   Ser. 90, F.R.D.D.                                             Aa2               3.60        9/01/98      1,600       1,600,000
State of Mass. Construction Loans, Ser. 89A                      Aaa               7.00        2/01/99      1,300 (d)   1,317,953
Town of Dracut, Gen. Oblig., Ser.97                              Aaa               6.50       11/01/98        375         376,581
Town of Holden, Gen. Oblig.                                      Aaa               5.75       10/15/98      1,200       1,202,745
Town of North Andover, Gen. Oblig., Ser. 98                      Aaa               5.25        1/15/99        350         352,093
W. Baton Rouge Parish Dist. Pound3, Dow Chemical Co. Proj.,
   Ser. 94A, F.R.D.D., A.M.T.                                    P-1               3.55        9/01/98        500         500,000
                                                                                                                      -----------
Total Investments--93.2%
   (amortized cost $58,217,788(e))                                                                                     58,217,788
Other assets in excess of liabilities--6.8%                                                                             4,242,604
                                                                                                                      -----------
Net Assets--100%                                                                                                      $62,460,392
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
      A.M.T.--Alternative Minimum Tax.
      A.N.N.M.T.--Annual Mandatory Tender.
      A.O.T.--Annual Option Tender.
      B.A.N.--Bond Anticipation Note.
      F.R.D.D.--Floating Rate (Daily) Demand Note (b).
      F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
      F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (b). S.E.M.O.T.--Semi Annual Optional Tender.
      S.E.M.O.T.S.--Semi Annual Optional Tender Synthetic.
      T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-109

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities        MASSACHUSETTS  MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at amortized cost which approximates market value............................................      $  58,217,788
Cash......................................................................................................             82,285
Receivable for investments sold...........................................................................          5,443,295
Receivable for Series shares sold.........................................................................            997,997
Interest receivable.......................................................................................            359,955
Other assets..............................................................................................              1,354
                                                                                                                ---------------
   Total assets...........................................................................................         65,102,674
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................          1,500,000
Payable for Series shares reacquired......................................................................          1,053,588
Dividends payable.........................................................................................             26,880
Accrued expenses..........................................................................................             26,835
Management fee payable....................................................................................             26,825
Deferred trustee's fees...................................................................................              4,127
Distribution fee payable..................................................................................              4,027
                                                                                                                ---------------
   Total liabilities......................................................................................          2,642,282
                                                                                                                ---------------
Net Assets................................................................................................      $  62,460,392
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $     624,604
   Paid-in capital in excess of par.......................................................................         61,835,788
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................      $  62,460,392
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($62,460,392 / 62,460,392 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).....................              $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-110

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1998
Income
   Interest...................................     $ 1,986,501
                                                 ---------------
Expenses
   Management fee.............................         277,698
   Distribution fee...........................          69,425
   Custodian's fees and expenses..............          49,000
   Transfer agent's fees and expenses.........          23,000
   Reports to shareholders....................          19,000
   Legal fees and expenses....................          12,000
   Audit fee and expenses.....................           8,000
   Registration fees..........................           5,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................           1,570
                                                 ---------------
      Total expenses..........................         468,693
   Less: Custodian fee credit (Note 1)........          (2,192)
                                                 ---------------
      Net expenses............................         466,501
                                                 ---------------
Net investment income.........................       1,520,000
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 1,520,000
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           1998              1997
Operations
   Net investment income........   $    1,520,000     $   1,611,746
                                  ----------------    -------------
Dividends and distributions
   (Note 1).....................       (1,520,000)       (1,611,746)
                                  ----------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
   sold.........................      193,957,544       204,476,371
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................        1,483,199         1,572,134
   Cost of shares reacquired....     (186,420,872)     (203,119,396)
                                  ----------------    -------------
   Net increase in net assets
      from Series share
      transactions..............        9,019,871         2,929,109
                                  ----------------    -------------
Total increase..................        9,019,871         2,929,109
Net Assets
Beginning of year...............       53,440,521        50,511,412
                                  ----------------    -------------
End of year.....................   $   62,460,392     $  53,440,521
                                  ----------------    -------------
                                  ----------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-111

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements           MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Money Market Series (the "Series") commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Massachusetts State, local and federal income taxes with the minimum of risk by investing in "investment grade" tax-exempt securities having a maturity of 13 months or less and whose ratings are within the 2 highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's shares pursuant to the plans of the distribution regardless of expenses actually incurred by them. The Fund reimburses PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fees are accrued daily and payable monthly.

PSI, PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $20,000 for the services of PMFS. As of August 31, 1998, approximately $1,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                  MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                        Year Ended August 31,
                                                                       -------------------------------------------------------
                                                                        1998        1997        1996        1995        1994
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains...........................        .03         .03(a)      .03(a)      .03(a)      .02(a)
Dividends and distributions to shareholders........................       (.03)       (.03)       (.03)       (.03)       (.02)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................       2.77%       3.08%       3.12%       3.10%       1.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $62,460     $53,441     $50,511     $56,822     $37,278
Average net assets (000)...........................................    $55,540     $53,078     $54,689     $42,919     $42,427
Ratios to average net assets:
   Expenses, including distribution fees...........................        .84%        .54%(a)     .55%(a)     .63%(a)     .62%(a)
   Expenses, excluding distribution fees...........................        .71%        .42%(a)     .43%(a)     .50%(a)     .50%(a)
   Net investment income...........................................       2.73%       3.04%(a)    3.08%(a)    3.14%(a)    1.86%(a)

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-113

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants          MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                            MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.03 per share were all federally tax-exempt interest dividends.
--------------------------------------------------------------------------------

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.9%
------------------------------------------------------------------------------------------------------------------------------
Avondale Sch. Dist.,
   Oakland Cnty., Gen. Oblig., A.M.B.A.C.                        Aaa               5.75%       5/01/14   $    665     $   719,603
   Oakland Cnty., Gen. Oblig., A.M.B.A.C.                        Aaa               5.80        5/01/15        525         567,782
   Oakland Cnty., Gen. Oblig., A.M.B.A.C.                        Aaa               5.80        5/01/16        550         592,785
Brandon Sch. Dist. Gen. Oblig., Oakland & Lapeer Cnty.,
   F.G.I.C.                                                      Aaa               5.875       5/01/26      1,310(d)    1,471,156
Breitung Twnshp. Sch. Dist. Rev., Gen. Oblig., M.B.I.A.          Aaa               6.30        5/01/15        250         272,750
Detroit Downtown Dev. Ser. A, A.M.B.A.C.                         Aaa               5.75        7/15/15      1,000       1,075,240
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. 1991-A,
   F.S.A., A.M.T.                                                Aaa               6.875       5/01/09        920         994,713
Detroit Swr. Disp. Rev., Ser. 1993-A, F.G.I.C.                   Aaa               7.618       7/01/23      1,000(e)    1,097,500
Detroit Wtr. Supply Sys. Rev., Ser. B, M.B.I.A.                  Aaa               5.55        7/01/12      1,000       1,092,070
Dexter Cnty. Sch. Dist. Gen. Oblig., F.G.I.C.                    Aaa               5.10        5/01/28      2,000       2,068,460
Dickinson Cnty. Mem. Hosp. Sys. Rev.                             Ba1               8.00       11/01/14      1,000       1,141,190
Grand Rapids San. Swr. Sys. Impt. & Rev.                         Aa3               7.00        1/01/16        500         531,170
Guam Pwr. Auth. Rev., Ser. 1994                                  BBB(c)            6.625      10/01/14      1,000       1,113,040
Hillsdale Hosp. Fin. Auth. Rev., Cnty. Hlth. Cntr.               BBB-(c)           5.25        5/15/26      1,000         966,640
Holland Sch. Dist., Gen. Oblig., A.M.B.A.C.                      Aaa               Zero        5/01/15      2,400       1,060,656
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.                   Aaa               Zero        5/01/10      3,500       2,047,185
Kalamazoo Econ. Dev. Corp. Rev., Friendship Village, Ltd.
   Oblig.                                                        BBB(c)            6.125       5/15/17      1,000       1,064,130
Kent Hosp. Fac. Fin. Auth. Rev., Blodgette Mem. Med. Ctr.,
   Ser. A                                                        A2                7.25        7/01/05        500         525,120
Lincoln Park Sch. Dist.,
   F.G.I.C.                                                      Aaa               7.00        5/01/20      1,500(d)    1,794,570
   F.G.I.C.                                                      Aaa               5.90        5/01/26        750(d)      843,488
Michigan Higher Ed. Student Loan Auth. Rev., Ser. XIII-A,
   M.B.I.A., A.M.T                                               Aaa               7.55       10/01/08        345         368,667
Michigan Municipal Bond Auth. Rev., A.M.B.A.C.                   Aaa               Zero        5/01/19      2,000         722,200
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A                                         A3                8.25        7/01/12      2,000       2,188,840
   Hosp. Genesys Hlth. Sys.                                      Baa2              5.50       10/01/27      1,250       1,256,638
   Hosp. Genesys Hlth. Sys.                                      Baa2              8.125      10/01/21      1,000(d)    1,259,520
   Hosp. Genesys Hlth. Sys.                                      Baa2              7.50       10/01/27        500(d)      603,230
   Presbyterian Village                                          NR                6.375       1/01/25        800         860,096
Michigan St. Hsg. Cert. Lease Rev.                               Aaa               Zero        8/15/24      4,000       1,080,440
Michigan St. Hsg. Dev. Auth. Rev.,
   Multi-family Mtge. Insured Hsg., Ser. A, A.M.T.               AA(c)             7.15        4/01/10        500         538,665
   Multi-family Mtge. Insured Hsg., Ser. A, A.M.T.               AA(c)             7.70        4/01/23        500         535,440
   Sngl. Fam. Mtge., Ser. A                                      AA+(c)            7.70       12/01/16        210         215,531
Michigan St. Strategic Fund Ltd. Oblig. Rev.,
   NSF Proj., Ser. A                                             A1                5.75        8/01/19      1,000       1,051,710
   Waste Mgmt. Inc. Proj., A.M.T.                                Baa1              6.625      12/01/12      1,500       1,630,920
   Worthington Armstrong Venture, A.M.T.                         A-(c)             5.75       10/01/22      1,000       1,065,010
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co. Proj. 1,
   F.G.I.C., A.M.T.                                              Aaa               7.65        9/01/20      2,000       2,168,260

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-116

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mt. Pleasant Wtr. Rev., Wtr. & Swr.,
   M.B.I.A                                                       Aaa               5.00%       2/01/22   $    520     $   513,615
   M.B.I.A                                                       Aaa               4.00        2/01/23        550         470,844
   M.B.I.A                                                       Aaa               4.00        2/01/24        585         499,075
Oak Park,
   Gen. Oblig., A.M.B.A.C.                                       Aaa               7.00        5/01/11        375(d)     420,585
   Gen. Oblig., A.M.B.A.C.                                       Aaa               7.00        5/01/12        400(d)      448,624
Parchment Sch. Dist., M.B.I.A.                                   Aaa               5.00        5/01/25      1,000       1,010,260
Posen Cons. Sch. Dist., No. 9, M.B.I.A.                          Aaa               6.75        5/01/22      1,000(d)    1,134,820
Puerto Rico Commonwlth., Hwy. Auth. Rev., Ser. Q                 AAA(c)            7.75        7/01/16      1,000(d)    1,091,270
Puerto Rico Elec. Pwr. Auth. Rev., Ser. N                        Baa1              7.125       7/01/14        920         960,029
Redford Union Sch. Dist. No.1 Ref, A.M.B.A.C.                    Aaa               5.50        5/01/14      1,155       1,259,250
Rochester Cmnty. Sch. Dist., Gen. Oblig., M.B.I.A.               Aaa               5.00        5/01/19      1,500       1,531,035
St. Clair Cnty., Wtr. Supply Sys. No. VII, IRA Township,
   A.M.B.A.C.                                                    Aaa               5.25        7/01/15      1,000       1,034,930
Tawas City Hosp. Fin. Auth. Ref., St. Joseph Hlth. Sys.,
   Ser. A                                                        NR                5.75        2/15/23      1,000       1,012,190
Virgin Islands Pub. Fin. Auth. Rev., Ser. E                      NR                6.00       10/01/22        500         521,830
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A        NR                7.40        7/01/11        460(d)      506,290
Wayne Cnty. Bldg. Auth., Ser. A                                  Baa2              8.00        3/01/17      1,250(d)    1,435,775
Wyandotte Elec. Rev., M.B.I.A.                                   Aaa               6.25       10/01/08      2,000       2,314,520
                                                                                                                      -----------
Total long-term investments (cost $47,710,566)                                                                         52,749,357
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--0.7%
Midland Cnty. Econ. Dev. Auth., Dow Chemical Co. Proj.,
   Ser. 93A, F.R.D.D. (cost $400,000)                            P-1               3.40        9/01/98        400         400,000
                                                                                                                      -----------
Total Investments--98.6%
(cost $48,110,566; Note 4)                                                                                             53,149,357
Other assets in excess of liabilities--1.4%                                                                               719,885
                                                                                                                      -----------
Net Assets--100%                                                                                                      $53,869,242
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Damand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the date of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-117

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities      MICHIGAN SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at value (cost $48,110,566)...................................................................      $   53,149,357
Cash.......................................................................................................              34,681
Interest receivable........................................................................................             818,849
Receivable for Series shares sold..........................................................................               7,928
Other assets...............................................................................................               1,492
                                                                                                                 ---------------
   Total assets............................................................................................          54,012,307
                                                                                                                 ---------------
Liabilities
Accrued expenses...........................................................................................              49,410
Dividends payable..........................................................................................              41,548
Management fee payable.....................................................................................              22,853
Payable for Series shares reacquired.......................................................................              13,735
Distribution fee payable...................................................................................              11,392
Deferred trustee's fees....................................................................................               4,127
                                                                                                                 ---------------
   Total liabilities.......................................................................................             143,065
                                                                                                                 ---------------
Net Assets.................................................................................................      $   53,869,242
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................      $       43,558
   Paid-in capital in excess of par........................................................................          47,913,134
                                                                                                                 ---------------
                                                                                                                     47,956,692
   Accumulated net realized gain on investments............................................................             873,759
   Net unrealized appreciation on investments..............................................................           5,038,791
                                                                                                                 ---------------
Net assets, August 31, 1998................................................................................      $   53,869,242
                                                                                                                 ---------------
                                                                                                                 ---------------
Class A:
   Net asset value and redemption price per share
      ($30,247,979 divided by 2,445,211 shares of beneficial interest issued and outstanding)..............              $12.37
   Maximum sales charge (3% of offering price).............................................................                 .38
                                                                                                                 ---------------
   Maximum offering price to public........................................................................              $12.75
                                                                                                                 ---------------
                                                                                                                 ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($23,084,856 divided by 1,867,219 shares of beneficial interest issued and outstanding)..............              $12.36
                                                                                                                 ---------------
                                                                                                                 ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($536,407 divided by 43,389 shares of beneficial interest issued and outstanding)....................              $12.36
                                                                                                                 ---------------
                                                                                                                 ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-118

PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1998
Income
   Interest.................................     $ 3,269,122
                                               ---------------
Expenses
   Management fee...........................         280,830
   Distribution fee--Class A................          30,330
   Distribution fee--Class B................         125,802
   Distribution fee--Class C................           3,140
   Custodian's fees and expenses............          69,000
   Transfer agent's fees and expenses.......          44,000
   Reports to shareholders..................          24,000
   Registration fees........................          12,000
   Legal fees and expenses..................          12,000
   Audit fee and expenses...................          10,000
   Trustees' fees and expenses..............           4,000
   Miscellaneous............................           5,404
                                               ---------------
      Total expenses........................         620,506
      Less: Custodian fee credit (Note 1)...          (1,109)
                                               ---------------
      Net expenses..........................         619,397
                                               ---------------
Net investment income.......................       2,649,725
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       1,177,382
   Financial futures transactions...........        (117,950)
                                               ---------------
                                                   1,059,432
Net change in unrealized appreciation on
   investments..............................         948,267
                                               ---------------
Net gain on investments.....................       2,007,699
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,657,424
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31
in Net Assets                           1998            1997
Operations
   Net investment income..........  $  2,649,725    $  2,983,196
   Net realized gain on investment
      transactions................     1,059,432         345,600
   Net change in unrealized
      appreciation of
      investments.................       948,267       1,386,469
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     4,657,424       4,715,265
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................    (1,486,482)     (1,511,057)
      Class B.....................    (1,145,167)     (1,464,990)
      Class C.....................       (18,076)         (7,149)
                                    ------------    ------------
                                      (2,649,725)     (2,983,196)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................        (2,538)         (5,093)
      Class B.....................        (2,130)         (5,425)
      Class C.....................           (33)            (19)
                                    ------------    ------------
                                          (4,701)        (10,537)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................      (182,721)       (101,868)
      Class B.....................      (153,367)       (108,497)
      Class C.....................        (2,420)           (387)
                                    ------------    ------------
                                        (338,508)       (210,752)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................     3,056,030       1,545,990
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     1,800,347       1,945,329
   Cost of shares reacquired......   (10,534,898)    (10,932,206)
                                    ------------    ------------
   Net decrease in net assets from
      Series share transactions...    (5,678,521)     (7,440,887)
                                    ------------    ------------
Total decrease....................    (4,014,031)     (5,930,107)
Net Assets
Beginning of year.................    57,883,273      63,813,380
                                    ------------    ------------
End of year.......................  $ 53,869,242    $ 57,883,273
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-119

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             MICHIGAN SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The Michigan Series (the "Series") commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in "investment grade" tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement for the fiscal year ended August 31, 1998 was to increase undistributed net investment income and decrease accumulated net realized gain by $4,701 due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
--------------------------------------------------------------------------------

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              MICHIGAN SERIES
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B and Class C shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B, Class C shares pursuant to the plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .74 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1997 through August 26, 1998. Effective August 27, 1998 such expenses under the Plans were .10 of 1%, .10 of 1% and .25 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PSI and PIMS have advised the Series that they received approximately $12,700 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1998. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that for the fiscal year ended August 31, 1998, they received approximately $29,500 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement during the year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1998, the Series incurred fees of approximately $30,400 for the services of PMFS. As of August 31, 1998, approximately $2,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1998 were $15,719,905 and $21,461,391, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1998 was substantially the same as for financial reporting purposes and accordingly, net and gross unrealized appreciation for federal income tax purposes was $5,038,791 (gross unrealized appreciation--$5,038,791).

------------------------------------------------------------

Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly
--------------------------------------------------------------------------------

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             MICHIGAN SERIES
--------------------------------------------------------------------------------
basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     111,768    $  1,367,849
Shares issued in reinvestment of
  dividends
  and distributions.................      86,422       1,054,926
Shares reacquired...................    (482,214)     (5,880,487)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (284,024)     (3,457,712)
Shares issued upon conversion from
  Class B...........................     250,113       3,055,191
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (33,911)   $   (402,521)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................      10,493    $    124,433
Shares issued in reinvestment of
  dividends
  and distributions.................      85,984       1,021,115
Shares reacquired...................    (444,372)     (5,272,879)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (347,895)     (4,127,331)
Shares issued upon conversion from
  Class B...........................     375,039       4,454,862
                                      ----------    ------------
Net increase in shares
  outstanding.......................      27,144    $    327,531
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1998:
Shares sold.........................     120,982    $  1,475,181
Shares issued in reinvestment of
  dividends
  and distributions.................      59,594         726,835
Shares reacquired...................    (379,084)     (4,630,811)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (198,508)     (2,428,795)
Shares reacquired upon conversion
  into Class A......................    (250,318)     (3,055,191)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (448,826)   $ (5,483,986)
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     102,845    $  1,219,555
Shares issued in reinvestment of
  dividends
  and distributions.................      77,395         918,312
Shares reacquired...................    (475,575)     (5,648,809)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (295,335)     (3,510,942)
Shares reacquired upon conversion
  into Class A......................    (375,355)     (4,454,862)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (670,690)   $ (7,965,804)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1998:
Shares sold.........................      17,517    $    213,000
Shares issued in reinvestment of
  dividends
  and distributions.................       1,523          18,586
Shares reacquired...................      (1,929)        (23,600)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      17,111    $    207,986
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................      17,060    $    202,002
Shares issued in reinvestment of
  dividends
  and distributions.................         496           5,902
Shares reacquired...................        (880)        (10,518)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      16,676    $    197,386
                                      ----------    ------------
                                      ----------    ------------

------------------------------------------------------------
Note 6. Proposed Reorganization

On August 26, 1998, the Trustees of the Series approved an Agreement and Plan of Reorganization (the "Plan") which provides for the transfer of all of the assets of the Series to Prudential National Municipals Fund, Inc. (the "National Municipals Fund") in exchange for Class A shares of National Municipals Fund and the National Municipals Fund assumption of the liabilities of the Series.

The Plan is subject to approval by the shareholders of the Series at a shareholder meeting scheduled on or about December 3, 1998. If the Plan is approved, it is expected that the reorganization will take place on or about December 4, 1998. The Series and National Municipals Fund will each bear their pro rata share of the costs of the reorganization, including cost of proxy solicitation.
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                              Class A
                                                       ------------------------------------------------------
                                                                       Year Ended August 31,
                                                       ------------------------------------------------------
                                                        1998        1997        1996        1995        1994
                                                       -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $ 12.01     $ 11.72     $ 11.89     $ 11.75     $12.51
                                                       -------     -------     -------     -------     ------
Income from investment operations
Net investment income...............................       .60         .61(a)      .62(a)      .64(a)     .64
Net realized and unrealized gain (loss) on
   investment transactions..........................       .43         .33        (.02)        .17       (.69)
                                                       -------     -------     -------     -------     ------
   Total from investment operations.................      1.03         .94         .60         .81       (.05)
                                                       -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income................      (.60)       (.61)       (.62)       (.64)      (.64)
Distributions in excess of net investment income....        --(c)       --(c)       --          --         --
Distributions from net realized gains...............      (.07)       (.04)       (.15)       (.03)      (.07)
                                                       -------     -------     -------     -------     ------
   Total distributions..............................      (.67)       (.65)       (.77)       (.67)      (.71)
                                                       -------     -------     -------     -------     ------
Net asset value, end of year........................   $ 12.37     $ 12.01     $ 11.72     $ 11.89     $11.75
                                                       -------     -------     -------     -------     ------
                                                       -------     -------     -------     -------     ------
TOTAL RETURN(b):....................................      8.81%       8.18%       5.07%       7.13%     (0.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $30,248     $29,772     $28,730     $27,024     $4,706
Average net assets (000)............................   $30,330     $29,737     $27,978     $16,932     $4,505
Ratios to average net assets:
   Expenses, including distribution fees............       .92%        .91%(a)     .91%(a)    1.02%(a)    .91%
   Expenses, excluding distribution fees............       .82%        .81%(a)     .81%(a)     .92%(a)    .81%
   Net investment income............................      4.90%       5.08%(a)    5.18%(a)    5.31%(a)   5.27%
For Class A, B and C shares:
   Portfolio turnover rate..........................        29%         20%         36%         33%        12%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-123

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                               Class B
                                                       --------------------------------------------------------
                                                                        Year Ended August 31,
                                                       --------------------------------------------------------
                                                         1998        1997        1996        1995        1994
                                                       --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $  12.00     $ 11.71     $ 11.88     $ 11.75     $ 12.51
                                                       --------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................        .55         .56(a)      .57(a)      .59(a)      .59
Net realized and unrealized gain (loss) on
   investment transactions..........................        .43         .33        (.02)        .16        (.69)
                                                       --------     -------     -------     -------     -------
   Total from investment operations.................        .98         .89         .55         .75        (.10)
                                                       --------     -------     -------     -------     -------
Less distributions
Dividends from net investment income................       (.55)       (.56)       (.57)       (.59)       (.59)
Distributions in excess of net investment income....         --(c)       --(c)       --          --          --
Distributions from net realized gains...............       (.07)       (.04)       (.15)       (.03)       (.07)
                                                       --------     -------     -------     -------     -------
   Total distributions..............................       (.62)       (.60)       (.72)       (.62)       (.66)
                                                       --------     -------     -------     -------     -------
Net asset value, end of year........................   $  12.36     $ 12.00     $ 11.71     $ 11.88     $ 11.75
                                                       --------     -------     -------     -------     -------
                                                       --------     -------     -------     -------     -------
TOTAL RETURN(b):....................................       8.38%       7.76%       4.66%       6.60%      (0.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $23,085     $27,796     $34,971     $41,459     $70,112
Average net assets (000)............................    $25,412     $31,302     $39,052     $52,216     $72,095
Ratios to average net assets:
   Expenses, including distribution fees............       1.32%       1.31%(a)    1.31%(a)    1.37%(a)    1.31%
   Expenses, excluding distribution fees............        .82%        .81%(a)     .81%(a)     .87%(a)     .81%
   Net investment income............................       4.50%       4.68%(a)    4.77%(a)    5.04%(a)    4.87%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-124

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                               Class C
                                                       -------------------------------------------------------
                                                                                                    August 1,
                                                                                                     1994(e)
                                                                Year Ended August 31,                Through
                                                       ----------------------------------------     August 31,
                                                        1998        1997       1996       1995         1994
                                                       -------     ------     ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................   $ 12.00     $11.71     $11.88     $11.75       $11.78
                                                       -------     ------     ------     ------        -----
Income from investment operations
Net investment income...............................       .52        .53(a)     .54(a)     .56(a)       .04
Net realized and unrealized gain (loss) on
   investment transactions..........................       .43        .33       (.02)       .16         (.03)
                                                       -------     ------     ------     ------        -----
   Total from investment operations.................       .95        .86        .52        .72          .01
                                                       -------     ------     ------     ------        -----
Less distributions
Dividends from net investment income................      (.52)      (.53)      (.54)      (.56)        (.04)
Distributions in excess of net investment income....        --(c)      --(c)      --         --           --
Distributions from net realized gains...............      (.07)      (.04)      (.15)      (.03)          --
                                                       -------     ------     ------     ------        -----
   Total distributions..............................      (.59)      (.57)      (.69)      (.59)        (.04)
                                                       -------     ------     ------     ------        -----
Net asset value, end of period......................   $ 12.36     $12.00     $11.71     $11.88       $11.75
                                                       -------     ------     ------     ------        -----
                                                       -------     ------     ------     ------        -----
TOTAL RETURN(b):....................................      8.11%      7.49%      4.39%      6.29%        0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................      $536       $315       $112       $100         $200(f)
Average net assets (000)............................      $424       $161        $95        $61         $199(f)
Ratios to average net assets:
   Expenses, including distribution fees............      1.57%      1.56%(a)   1.56%(a)   1.68%(a)     2.15%(d)
   Expenses, excluding distribution fees............       .82%       .81%(a)    .81%(a)    .93%(a)     1.39%(d)
   Net investment income............................      4.25%      4.43%(a)   4.53%(a)   4.66%(a)     4.56%(d)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Annualized.
(e) Commencement of offering of Class C shares.
(f) Figures are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-125

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants            MICHIGAN SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Michigan Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Michigan Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)     MICHIGAN SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.60 per Class A share, $.55 per Class B share, and $.52 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares a special taxable income distribution of $0.001 and a short-term capital gain distribution of $0.014 which is taxable as ordinary income and a long-term capital gain distribution of $0.058 per share, which is taxable at the rate of 20%.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating       Interest     Maturity       Amount             Value
Description (a)                                          (Unaudited)       Rate         Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.8%
------------------------------------------------------------------------------------------------------------------------------
Atlantic City Mun. Utils. Auth. Rev., Wtr. Sys.          A(c)               7.75%     5/01/17       $  2,000(f)      $  2,166,780
Bayshore Regl. Sewage Auth. Rev., M.B.I.A.               Aaa                5.50      4/01/12          3,000            3,236,190
Bergen Cnty., Utils. Auth., Wtr. Poll. Ctrl. Rev.,
   Ser. B, F.G.I.C.                                      Aaa                5.75      12/15/05         1,000            1,104,970
Camden Cnty. Mun. Utils. Auth. Ref., F.G.I.C.            Aaa                5.25      7/15/17          1,000            1,030,870
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev.,
   Atlantic Cnty. Elec. Co., M.B.I.A.                    Aaa                6.80      3/01/21          2,615            3,285,303
East Orange Bd. of Ed. Cert.,
   Cap. Apprec., F.S.A.                                  Aaa                Zero      8/01/18          1,420              542,511
   Cap. Apprec., F.S.A.                                  Aaa                Zero      2/01/22          2,845              915,322
   Cap. Apprec., F.S.A.                                  Aaa                Zero      2/01/24          1,845              538,260
Edison Twnshp., Gen. Oblig., A.M.B.A.C.                  Aaa                6.00      1/01/08          5,390            6,092,371
Evesham Mun. Utils. Auth. Rev., Ser. B, M.B.I.A.         Aaa                7.00      7/01/10          2,000            2,108,900
Hammonton, Gen. Oblig., A.M.B.A.C.                       Aaa                6.85      8/15/03            500              564,430
Hammonton, Gen. Oblig., A.M.B.A.C.                       Aaa                6.85      8/15/04            500              573,985
Hammonton, Gen. Oblig., A.M.B.A.C.                       Aaa                6.85      8/15/05            500              582,140
Hoboken, F.S.A.                                          Aaa                4.90      8/01/08          1,700            1,778,795
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.         BBB(c)             7.10      1/01/20          2,050            2,092,025
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.         A+(c)              6.10      7/01/20          1,500            1,613,670
Jackson Twnshp. Sch. Dist., F.G.I.C.                     Aaa                6.60      6/01/04          1,020            1,153,039
Jackson Twnshp. Sch. Dist., F.G.I.C.                     Aaa                6.60      6/01/05            940            1,078,227
Jackson Twnshp. Sch. Dist., F.G.I.C.                     Aaa                6.60      6/01/10          1,600            1,914,592
Jackson Twnshp. Sch. Dist., F.G.I.C.                     Aaa                6.60      6/01/11          1,600            1,922,464
Jersey City,
   Gen. Oblig., A.M.B.A.C.                               Aaa                6.00      10/01/09         2,000            2,276,340
   Gen. Oblig., A.M.B.A.C.                               Aaa                6.00      10/01/10         2,760            3,153,603
   Gen. Oblig., Ser. A                                   Aa3                6.25      10/01/12         3,080            3,577,974
   Gen. Oblig., Ser. A, F.S.A.                           Aaa                9.25      5/15/04          4,310            5,416,593
Lakewood Twnshp., Gen. Oblig., F.G.I.C.                  Aaa                6.60      12/01/04           450              513,302
Lakewood Twnshp., Gen. Oblig., F.G.I.C.                  Aaa                6.60      12/01/05           445              513,828
Lenape Regl. High Sch. Dist., Gen. Oblig., M.B.I.A.      Aaa                7.625     1/01/12            400              519,096
Mercer Cnty. Impvt. Auth. Rev.                           Aa1                Zero      4/01/06          2,500            1,806,575
Middle Twnshp. Sch. Dist., F.G.I.C.                      Aaa                7.00      7/15/05          1,200            1,405,728
Middlesex Cnty. Certif. Part. Cap. Apprec., M.B.I.A.     Aaa                Zero      6/15/25          1,250              327,838
Middlesex Cnty. Utils. Auth. Sewer Rev. Ref., Ser.
   A, F.G.I.C.                                           Aaa                5.375     9/15/15          1,500            1,574,955
Millburn Twnshp. Sch. Dist., Brd. of Ed.                 Aaa                5.35      7/15/13          1,140            1,235,144
Millburn Twnshp. Sch. Dist., Brd. of Ed.                 Aaa                5.35      7/15/14          1,135            1,227,412
Millburn Twnshp. Sch. Dist., Brd. of Ed.                 Aaa                5.35      7/15/16          1,150            1,233,858
Millburn Twnshp. Sch. Dist., Brd. of Ed.                 Aaa                5.35      7/15/17          1,150            1,229,350

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-128

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating       Interest     Maturity       Amount             Value
Description (a)                                          (Unaudited)       Rate         Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Monmouth Cnty. Impvt. Auth. Rev.,
   Howell Twnshp. Brd. of Ed.                            AA+(c)             6.55%     7/01/12       $  4,065(f)      $  4,519,589
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                AAA(c)             6.50      7/15/04            765              862,033
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                AAA(c)             6.50      7/15/05            820              936,776
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                AAA(c)             6.50      7/15/06            875            1,009,295
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                AAA(c)             6.50      7/15/07            930            1,084,017
New Jersey Econ. Dev. Auth. Rev., Natural Gas Facs.,
   NUI Corp. Proj., M.B.I.A., A.M.T.                     Aaa                5.70      6/01/32          3,000            3,180,420
New Jersey Econ. Dev. Auth. Rev.,
   Ed. Testing Service, Ser. A, M.B.I.A.                 Aaa                5.90      5/15/15          2,000            2,176,680
   First Mtg. - Keswick Pines                            NR                 5.75      1/01/24          2,250            2,278,035
   First Mtg. - The Evergreens                           NR                 5.875     10/01/12         1,200            1,229,172
   First Mtg. - The Evergreens                           NR                 5.875     12/01/27         2,200            2,226,862
   First Mtg. - The Evergreens                           NR                 6.00      10/01/17         1,425            1,500,226
   First Mtg. - The Evergreens                           NR                 6.00      10/01/22         1,400            1,468,754
   Kaplowski Rd. Landfill                                NR                 6.375     4/01/31          2,000            2,000,020
   Nat'l. Assoc. of Accountants                          NR                 7.50      7/01/01            675              710,950
   Nat'l. Assoc. of Accountants                          NR                 7.65      7/01/09            950            1,016,671
New Jersey Econ. Dev. Auth. Wtr. Facs. Rev., New
   Jersey American Wtr. Co., F.G.I.C., A.M.T.            Aaa                5.375     5/01/32          2,000            2,057,340
New Jersey Econ. Dev. Auth. Wtr. Facs., F.G.I.C.,
   A.M.T.                                                NR                 8.152(d)  11/01/29         5,000            5,774,450
New Jersey Econ. Dist., Heating & Cool., Trigen
   Trenton Proj.                                         BBB(c)             6.20      12/01/10           600              640,938
New Jersey Ed. Facs. Auth. Rev.,
   Fairleigh Dickinson Univ., Ser. G                     NR                 5.70      7/01/28          1,750(e)         1,744,855
   Felician College of Lodi, Ser. D                      NR                 7.375     11/01/22         1,275            1,386,142
   Inst. Advanced Study, Ser. G                          Aaa                5.00      7/01/28          3,000            3,009,060
   Princeton Theological, Ser. B                         Aaa                5.90      7/01/26          4,500            4,918,545
   Seton Hall Univ. Proj., Ser. D                        Baa1               7.00      7/01/21          2,000            2,153,940
New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
   Atlantic City Med. Ctr., Ser. C                       A3                 6.80      7/01/11          2,500            2,758,200
   Cap. Health Sys. Oblig. Grp.                          Baa1               5.25      7/01/27          1,060            1,064,526
   East Orange Gen. Hosp., Ser. B                        BBB+(c)            7.75      7/01/20          2,250            2,401,875
   Jersey Shore Med. Ctr., A.M.B.A.C.                    Aaa                6.00      7/01/09          1,465            1,613,448
   Jersey Shore Med. Ctr., A.M.B.A.C.                    Aaa                6.25      7/01/21          1,500            1,663,755
   Kensington Cmnty. Med. Ctr., M.B.I.A.                 Aaa                7.00      7/01/20          3,450            3,690,983
   Rahway Hosp. Oblig. Grp.                              Baa2               5.125     7/01/14          1,000              996,170
   St. Joseph's Hosp. & Med. Ctr., Ser. A                AAA(c)             5.70      7/01/11          4,375            4,751,906
New Jersey St. Hsg. & Mtge. Fin. Agcy.,
   Ser. D, M.B.I.A., A.M.T.                              Aaa                7.70      10/01/29         2,855(g)         2,969,514
   Rental Housing, Ser. B, A.M.T.                        AA(c)              6.75      11/01/11         2,190(g)         2,334,233
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen.
   Rev.                                                  A1                 5.20      1/01/08          2,000            2,132,300
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen.
   Rev.                                                  A1                 6.20      1/01/10          3,035            3,500,599

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-129

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating       Interest     Maturity       Amount             Value
Description (a)                                          (Unaudited)       Rate         Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.        Aaa                6.50%     1/01/16       $    835         $  1,004,004
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.        Aaa                6.50      1/01/09          1,000            1,171,880
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.       Aaa                5.75      6/15/14          3,500            3,794,245
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.,
   Ser. A, M.B.I.A.                                      Aaa                6.00      12/15/06         5,000            5,631,600
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.,
   Ser. B, M.B.I.A.                                      Aaa                6.50      6/15/11          5,000            5,963,950
North Brunswick Twnshp.,
   Brd. of Ed., Gen. Oblig.                              AA(c)              6.80      6/15/06            350              410,400
   Brd. of Ed., Gen. Oblig.                              AA(c)              6.80      6/15/07            350              415,649
   Gen. Oblig.                                           AA(c)              6.40      5/15/10            545(f)          600,797
Northfield Brd. of Ed., F.S.A.                           Aaa                5.375     7/15/14          1,390            1,472,371
Northfield Brd. of Ed., F.S.A.                           Aaa                5.375     7/15/15          1,470            1,548,763
Ocean Cnty. Utils. Auth., Wastewater Rev.                Aa2                6.00      1/01/07          5,000            5,619,500
Paterson Cnty., F.S.A.                                   Aaa                6.50      2/15/05          2,000            2,188,120
Perth Amboy Brd. of Ed., M.B.I.A.                        Aaa                5.25      8/01/19          1,500            1,538,175
Pohatcong Twnshp. Sch. Dist., F.S.A.                     AAA(c)             5.20      7/15/22          1,960            2,066,840
Port Auth. New York & New Jersey,
   Ser. 94                                               A1                 5.80      12/01/13         2,500            2,697,200
   Ser. 96, F.G.I.C., A.M.T.                             Aaa                6.60      10/01/23         2,750            3,065,893
Puerto Rico Commonwealth Hwy. Auth. Rev., Ser. R         Aaa                6.75      7/01/05          1,000(f)         1,074,070
Puerto Rico Commonwealth Hwy. Auth. Rev., Ser. S         AAA(c)             6.50      7/01/22            750(f)           832,148
Puerto Rico Commonwealth.,
   Gen. Oblig.                                           Baa1               Zero      7/01/15          2,250              986,288
   Gen. Oblig.                                           Baa1               Zero      7/01/16          2,500            1,041,650
Puerto Rico Elec. Pwr. Auth. Rev.,
   Ser. 94S, M.B.I.A.                                    Aaa                6.125     7/01/08          2,300            2,653,510
   Ser. 95X, M.B.I.A.                                    Aaa                6.00      7/01/12          3,295            3,664,369
   Ser. R                                                Baa1               6.25      7/01/17          2,800(f)         3,072,440
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.,
   R.I.B.S.                                              Aaa                6.819(d)  1/25/07          7,875            8,731,406
Rutgers St. Univ. Rev., Ser. A                           A1                 6.40      5/01/13          2,000            2,373,700
Salem Cnty. Indus. Poll. Ref., PSE & G Co., M.B.I.A.     Aaa                6.20      8/01/30          5,000            5,552,500
South River Sch. Dist., F.G.I.C.                         Aaa                5.00      12/01/13         1,300            1,353,547
South River Sch. Dist., F.G.I.C.                         Aaa                5.00      12/01/14         1,300            1,349,894
South River Sch. Dist., F.G.I.C.                         Aaa                5.00      12/01/15         1,230            1,270,393
Sparta Twnshp. Brd. of Ed., M.B.I.A.                     Aaa                5.75      9/01/14          1,000            1,081,110
Union City Sch. Impvt., F.S.A.                           Aaa                6.375     11/01/08         1,545            1,808,067
Union Cnty. Impvt. Auth. Rev.,
   Plainfield Brd. of Ed., F.G.I.C.                      Aaa                6.25      8/01/14          1,175            1,326,963
   Plainfield Brd. of Ed., F.G.I.C.                      Aaa                6.25      8/01/15          1,250            1,406,762
   Plainfield Brd. of Ed., F.G.I.C.                      Aaa                6.25      8/01/16          1,330            1,491,608
   Plainfield Brd. of Ed., F.G.I.C.                      Aaa                6.25      8/01/17          1,415            1,583,640

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-130

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating       Interest     Maturity       Amount             Value
Description (a)                                          (Unaudited)       Rate         Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands Pub. Fin. Auth. Rev., Ser. E              NR                 6.00%     10/01/22      $  1,750         $  1,826,405
West Windsor Plainsboro Regional Sch. Dist.,
   F.G.I.C.                                              Aaa                5.50      12/01/13         2,600            2,786,628
West Windsor Plainsboro Regional Sch. Dist.,
   F.G.I.C.                                              Aaa                5.50      12/01/14         2,700            2,885,382
                                                                                                                     ------------
Total long-term investments
   (cost $209,810,537)                                                                                                227,410,586
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--1.7%
Port Auth. New York & New Jersey,
   Ser. 3, F.R.D.D.                                      VMIG1            3.35        9/01/98          3,000            3,000,000
   Spec. Oblig. Rev., Ser. 2, F.R.D.D.                   VMIG1            3.20        9/01/98          1,000            1,000,000
                                                                                                                     ------------
Total short-term investments
   (cost $4,000,000)                                                                                                    4,000,000
                                                                                                                     ------------
Total Investments--99.5%
(cost $213,810,537; Note 4)                                                                                           231,410,586
Other assets in excess of liabilities--0.5%                                                                             1,225,187
                                                                                                                     ------------
Net Assets--100%                                                                                                     $232,635,773
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e) Represents a when-issued security.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(g) All or partial principal amount segregated as collateral for when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-131

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities      NEW JERSEY SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at value (cost $213,810,537).................................................................       $ 231,410,586
Cash......................................................................................................             155,370
Interest receivable.......................................................................................           2,751,492
Receivable for Series shares sold.........................................................................             711,699
Prepaid expenses and other assets.........................................................................               6,444
                                                                                                                ---------------
   Total assets...........................................................................................         235,035,591
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           1,728,738
Payable for Series shares reacquired......................................................................             295,438
Dividends payable.........................................................................................             157,769
Management fee payable....................................................................................              97,682
Distribution fee payable..................................................................................              59,430
Accrued expenses and other liabilities....................................................................              56,634
Deferred trustees' fees...................................................................................               4,127
                                                                                                                ---------------
   Total liabilities......................................................................................           2,399,818
                                                                                                                ---------------
Net Assets................................................................................................       $ 232,635,773
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     205,704
   Paid-in capital in excess of par.......................................................................         213,430,179
                                                                                                                ---------------
                                                                                                                   213,635,883
   Undistributed net realized gain on investments.........................................................           1,399,841
   Net unrealized appreciation on investments.............................................................          17,600,049
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................       $ 232,635,773
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($114,090,005 DIVIDED BY 10,089,287 shares of beneficial interest issued and outstanding)...........              $11.31
   Maximum sales charge (3% of offering price)............................................................                 .35
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.66
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($117,099,331 DIVIDED BY 10,353,243 shares of beneficial interest issued and outstanding)...........              $11.31
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,354,320 DIVIDED BY 119,738 shares of beneficial interest issued and outstanding)................              $11.31
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($92,117 DIVIDED BY 8,134 shares of beneficial interest issued and outstanding).....................              $11.32
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-132

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1998
Income
   Interest...................................     $13,193,189
                                                 ---------------
Expenses
   Management fee.............................       1,184,566
   Distribution fee--Class A..................         107,206
   Distribution fee--Class B..................         641,910
   Distribution fee--Class C..................           9,552
   Transfer agent's fees and expenses.........         100,000
   Custodian's fees and expenses..............          85,000
   Reports to shareholders....................          32,000
   Registration fees..........................          16,000
   Legal fees and expenses....................          12,000
   Audit fees and expenses....................          10,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................          10,728
                                                 ---------------
      Total expenses..........................       2,212,962
   Less: Custodian fee credit.................          (5,578)
                                                 ---------------
      Net expenses............................       2,207,384
                                                 ---------------
Net investment income.........................      10,985,805
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       2,304,440
   Financial futures transactions.............        (446,310)
                                                 ---------------
                                                     1,858,130
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       5,772,504
                                                 ---------------
Net gain on investments.......................       7,630,634
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $18,616,439
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1998              1997
Operations
   Net investment income..........   $  10,985,805     $ 12,101,176
   Net realized gain (loss) on
      investment transactions.....       1,858,130          (16,231)
   Net change in unrealized
      appreciation on
      investments.................       5,772,504        6,768,682
                                    ---------------    ------------
   Net increase in net assets
      resulting from operations...      18,616,439       18,853,627
                                    ---------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A.....................      (5,204,226)      (4,494,423)
      Class B.....................      (5,725,488)      (7,523,352)
      Class C.....................         (53,562)         (83,049)
      Class Z.....................          (2,529)            (352)
                                    ---------------    ------------
                                       (10,985,805)     (12,101,176)
                                    ---------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................              --          (16,287)
      Class B.....................              --          (30,435)
      Class C.....................              --             (359)
      Class Z.....................              --               --
                                    ---------------    ------------
                                                --          (47,081)
                                    ---------------    ------------
   Distributions from net realized
      gains
      Class A.....................        (171,535)      (1,530,960)
      Class B.....................        (213,181)      (2,860,896)
      Class C.....................          (1,955)         (33,726)
      Class Z.....................             (25)              (3)
                                    ---------------    ------------
                                          (386,696)      (4,425,585)
                                    ---------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      14,827,667        9,836,460
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       6,612,932        9,926,237
   Cost of shares reacquired......     (38,421,537)     (44,438,627)
                                    ---------------    ------------
   Net decrease in net assets from
      Series share transactions...     (16,980,938)     (24,675,930)
                                    ---------------    ------------
Total decrease....................      (9,737,000)     (22,396,145)
Net Assets
Beginning of year.................     242,372,773      264,768,918
                                    ---------------    ------------
End of year.......................   $ 232,635,773     $242,372,773
                                    ---------------    ------------
                                    ---------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-133

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW JERSEY SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the "Series") commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in "investment grade" tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NEW JERSEY SERIES
--------------------------------------------------------------------------------
applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1998.

PSI and PIMS have advised the Series that they have received approximately $116,700 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that during the year ended August 31, 1998, it received approximately $111,500 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the Agreement during the year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $85,000 for the services of PMFS. As of August 31, 1998, approximately $6,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW JERSEY SERIES
--------------------------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1998, were $41,847,066 and $60,630,131, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1998 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $17,600,049 (gross unrealized appreciation--$17,632,386; gross unrealized depreciation--$32,337).

For federal income tax purposes, the Series utilized its remaining capital loss carryforward of approximately $144,100.

------------------------------------------------------------

Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective December 6, 1996 the Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     461,992    $  5,164,484
Shares issued in reinvestment
  of dividends and distributions....     281,454       3,136,650
Shares reacquired...................  (1,625,503)    (18,109,155)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (882,057)     (9,808,021)
Shares issued upon conversion from
  Class B...........................   2,242,757      24,962,597
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,360,700    $ 15,154,576
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     143,690    $  1,552,731
Shares issued in reinvestment
  of dividends and distributions....     335,467       3,654,167
Shares reacquired...................  (1,514,074)    (16,497,510)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,034,917)    (11,290,612)
Shares issued upon conversion from
  Class B...........................   2,909,349      31,805,116
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,874,432    $ 20,514,504
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1998:
Shares sold.........................     811,990    $  9,060,335
Shares issued in reinvestment
  of dividends and distributions....     307,528       3,426,625
Shares reacquired...................  (1,741,575)    (19,409,695)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (622,057)     (6,922,735)
Shares reacquired upon conversion
  into Class A......................  (2,242,154)    (24,962,597)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,864,211)   $(31,885,332)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     744,603    $  8,104,569
Shares issued in reinvestment
  of dividends and distributions....     566,434       6,171,161
Shares reacquired...................  (2,507,193)    (27,336,208)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,196,156)    (13,060,478)
Shares reacquired upon conversion
  into Class A......................  (2,909,887)    (31,805,116)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (4,106,043)   $(44,865,594)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements           NEW JERSEY SERIES
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      41,815    $    465,922
Shares issued in reinvestment
  of dividends and distributions....       4,236          47,210
Shares reacquired...................     (75,506)       (838,404)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (29,455)   $   (325,272)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................      11,292    $    123,466
Shares issued in reinvestment
  of dividends and distributions....       9,232         100,567
Shares reacquired...................     (51,758)       (564,034)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (31,234)   $   (340,001)
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Year ended August 31, 1998:
Shares sold.........................      12,217    $    136,926
Shares issued in reinvestment
  of dividends......................         219           2,447
Shares reacquired...................      (5,695)        (64,283)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       6,741    $     75,090
                                      ----------    ------------
                                      ----------    ------------
December 6, 1996(a) through
  August 31, 1997:
Shares sold.........................       5,113    $     55,694
Shares issued in reinvestment
  of dividends......................          31             342
Shares reacquired...................      (3,751)        (40,875)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,393    $     15,161
                                      ----------    ------------
                                      ----------    ------------
---------------
(a) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------
                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                          Class A
                                                  --------------------------------------------------------
                                                                   Year Ended August 31,
                                                  --------------------------------------------------------
                                                    1998        1997        1996        1995        1994
                                                  --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  10.97     $ 10.87     $ 10.98     $ 10.81     $ 11.74
                                                  --------     -------     -------     -------     -------
Income from investment operations
Net investment income.........................         .53         .55(a)      .57(a)      .61(a)      .61(a)
Net realized and unrealized gain (loss) on
   investment transactions....................         .36         .29        (.07)        .17        (.75)
                                                  --------     -------     -------     -------     -------
   Total from investment operations...........         .89         .84         .50         .78        (.14)
                                                  --------     -------     -------     -------     -------
Less distributions
Dividends from net investment income..........        (.53)       (.55)       (.57)       (.61)       (.61)
Distributions in excess of net investment
   income.....................................          --          --(c)       --          --          --
Distributions from net realized gains on
   investment transactions....................        (.02)       (.19)       (.04)         --        (.18)
                                                  --------     -------     -------     -------     -------
   Total distributions........................        (.55)       (.74)       (.61)       (.61)       (.79)
                                                  --------     -------     -------     -------     -------
Net asset value, end of year..................    $  11.31     $ 10.97     $ 10.87     $ 10.98     $ 10.81
                                                  --------     -------     -------     -------     -------
                                                  --------     -------     -------     -------     -------
TOTAL RETURN(b):..............................        8.40%       7.97%       4.63%       7.55%      (1.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $114,090     $95,729     $74,492     $49,666     $14,774
Average net assets (000)......................    $107,206     $89,280     $61,837     $30,290     $15,334
Ratios to average net assets:
   Expenses, including distribution fees......         .71%        .70%(a)     .67%(a)     .55%(a)     .58%(a)
   Expenses, excluding distribution fees......         .61%        .60%(a)     .57%(a)     .45%(a)     .48%(a)
   Net investment income......................        4.85%       5.03%(a)    5.19%(a)    5.65%(a)    5.42%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate....................          18%         25%         62%         37%         34%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.      B-138

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                            Class B
                                                  ------------------------------------------------------------
                                                                     Year Ended August 31,
                                                  ------------------------------------------------------------
                                                    1998         1997         1996         1995         1994
                                                  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  10.97     $  10.87     $  10.98     $  10.81     $  11.74
                                                  --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................         .50          .50(a)       .53(a)       .57(a)       .56(a)
Net realized and unrealized gain (loss) on
   investment transactions....................         .36          .29         (.07)         .17         (.75)
                                                  --------     --------     --------     --------     --------
   Total from investment operations...........         .86          .79          .46          .74         (.19)
                                                  --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........        (.50)        (.50)        (.53)        (.57)        (.56)
Distributions in excess of net investment
   income.....................................          --           --(c)        --           --           --
Distributions from net realized gains on
   investment transactions....................        (.02)        (.19)        (.04)          --         (.18)
                                                  --------     --------     --------     --------     --------
   Total distributions........................        (.52)        (.69)        (.57)        (.57)        (.74)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year..................    $  11.31     $  10.97     $  10.87     $  10.98     $  10.81
                                                  --------     --------     --------     --------     --------
                                                  --------     --------     --------     --------     --------
TOTAL RETURN(b):..............................        7.97%        7.54%        4.22%        7.12%       (1.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $117,099     $144,992     $188,315     $246,202     $323,077
Average net assets (000)......................    $128,382     $162,330     $222,235     $274,995     $343,941
Ratios to average net assets:
   Expenses, including distribution fees......        1.11%        1.10%(a)     1.07%(a)      .95%(a)      .98%(a)
   Expenses, excluding distribution fees......         .61%         .60%(a)      .57%(a)      .45%(a)      .48%(a)
   Net investment income......................        4.46%        4.63%(a)     4.80%(a)     5.30%(a)     5.02%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-139

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                         Class C
                                                  ------------------------------------------------------
                                                                                              August 1,
                                                                                               1994(d)
                                                           Year Ended August 31,               Through
                                                  ---------------------------------------     August 31,
                                                   1998       1997       1996       1995         1994
                                                  ------     ------     ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $10.97     $10.87     $10.98     $10.81       $10.83
                                                  ------     ------     ------     ------        -----
Income from investment operations
Net investment income.........................       .47        .48(b)     .50(b)     .54(b)       .04(b)
Net realized and unrealized gain (loss) on
   investment transactions....................       .36        .29       (.07)       .17         (.02)
                                                  ------     ------     ------     ------        -----
   Total from investment operations...........       .83        .77        .43        .71          .02
                                                  ------     ------     ------     ------        -----
Less distributions
Dividends from net investment income..........      (.47)      (.48)      (.50)      (.54)        (.04)
Distributions in excess of net investment
   income.....................................                   --(f)      --         --           --
Distributions from net realized gains on
   investment transactions....................      (.02)      (.19)      (.04)        --           --
                                                  ------     ------     ------     ------        -----
   Total distributions........................      (.49)      (.67)      (.54)      (.54)        (.04)
                                                  ------     ------     ------     ------        -----
Net asset value, end of year..................    $11.31     $10.97     $10.87     $10.98       $10.81
                                                  ------     ------     ------     ------        -----
                                                  ------     ------     ------     ------        -----
TOTAL RETURN(c):..............................      7.70%      7.27%      3.96%      6.86%        0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $1,354     $1,637     $1,961     $1,502       $  240
Average net assets (000)......................    $1,274     $1,894     $1,735     $  790       $   11
Ratios to average net assets:
   Expenses, including distribution fees......      1.36%      1.35%(b)   1.32%(b)   1.20%(b)     1.29%(a)(b)
   Expenses, excluding distribution fees......       .61%       .60%(b)    .57%(b)    .45%(b)      .54%(a)(b)
   Net investment income......................      4.21%      4.38%(b)   4.54%(b)   4.99%(b)     5.06%(a)(b)
                                                          Class Z
                                                --------------------------
                                                              December 6,
                                                    Year        1996(e)
                                                   Ended        Through
                                                 August 31,    August 31,
                                                    1998          1997
                                                ------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............     $10.98       $  11.10
                                                    -----         ------
Income from investment operations
Net investment income.........................        .55            .41(b)
Net realized and unrealized gain (loss) on
   investment transactions....................        .36            .07
                                                    -----         ------
   Total from investment operations...........        .91            .48
                                                    -----         ------
Less distributions
Dividends from net investment income..........       (.55)          (.41)
Distributions in excess of net investment
   income.....................................                        --(f)
Distributions from net realized gains on
   investment transactions....................       (.02)          (.19)
                                                    -----         ------
   Total distributions........................       (.57)          (.60)
                                                    -----         ------
Net asset value, end of year..................     $11.32       $  10.98
                                                    -----         ------
                                                    -----         ------
TOTAL RETURN(c):..............................       8.51%          4.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................     $   92       $     15
Average net assets (000)......................     $   30       $     10
Ratios to average net assets:
   Expenses, including distribution fees......        .61%           .60%(a)(b)
   Expenses, excluding distribution fees......        .61%           .60%(a)(b)
   Net investment income......................       4.96%          5.13%(a)(b)

---------------
(a) Annualized.
(b) Net of management fee waiver.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-140

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants          NEW JERSEY SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------

Federal Income Tax Information             PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                                NEW JERSEY SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 1998, dividends paid from net investment income of $.53 per Class A share, $.50 per Class B share, $.47 per Class C share and $.55 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares a long-term capital gain distribution of $.018 which is taxable as 20% rate gains. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 1998 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 1999, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 1998. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended August 31, 1998.
--------------------------------------------------------------------------------

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Ascension Parish Louisiana, Basf Corp. Proj., Ser. 97,
   F.R.D.D., A.M.T.                                             P-1              3.40%        9/01/98   $  1,100     $  1,100,000
Atlantic Cnty. Impvt. Auth., Pooled Gov't. Loan Aces.,
   Ser. 86, F.R.W.D.                                            VMIG1            2.65         9/02/98      2,400        2,400,000
Bergen Cnty. Util. Auth., Wtr. Poll. Ctl., Rev., Ser. 98A       Aaa              4.00        12/15/98        520          520,427
Bernards Twnshp., G.O., B.A.N.                                  NR               3.75         5/21/99      2,867        2,870,385
Brazos River, Texas, Harbor Nav. Dist.,
   Dow Chemical Co., Ser. 92A, F.R.D.D.                         P-1              3.55         9/01/98      2,600        2,600,000
   Dow Chemical Co., Ser. 93, F.R.D.D.                          P-1              3.55         9/01/98        300          300,000
Burlington Cnty. G.O.,
   Cmnty. Coll.                                                 AA(c)            4.85         7/15/99        800          808,102
   Gen. Impt.                                                   AA(c)            4.85         7/15/99      1,200        1,212,153
   Special Svcs. Sch.                                           AA(c)            4.85         7/15/99        290          292,937
Charleston Cnty., South Carolina, Rev., Zeigler Coal
   Hldng. Proj.,
   Ser. 97, F.R.D.D.                                            A-1+(c)          3.50         9/01/98        800          800,000
Denville Twnshp.,
   G.O.                                                         AAA(c)           4.25         2/01/99        300          300,731
   G.O., B.A.N.                                                 Aa3              4.20         6/01/99      1,155        1,158,342
Fairfield Twnshp., B.A.N.                                       NR               4.00         3/23/99      2,700        2,705,496
Fort Lee, G.O., B.A.N.                                          NR               4.00         5/22/99      8,405        8,421,291
Gloucester Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev.,
   Monsanto Co. Proj., Ser. 92, F.R.W.D.                        P-1              3.15         9/02/98      5,670        5,670,000
Hudson Cnty. Impvt. Auth. Rev., Pooled Gov't. Loan Prog.,
   Ser. 86, F.R.W.D.,                                           A-1+(c)          3.20         9/03/98      2,945        2,945,000
   Oper. Sch. Dist., Cert. of Part.                             Aaa              4.00         6/01/99      1,285        1,288,221
Jersey City, G.O., B.A.N.                                       MIG1             4.25         9/18/98      1,000        1,000,165
Mendham Twnshp., G.O., B.A.N.                                   NR               4.125       12/10/98        905          905,276
Middlesex Cnty. Util. Auth., Solid Waste Sys. Rev., Ser.
   91                                                           Aaa              5.70        12/01/98      1,900        1,910,159
Montville Twnshp., Brd. of Ed., B.A.N., T.N.                    NR               4.00        10/02/98      3,325        3,325,828
New Jersey Hlth. Care Facs. Auth., Atlantic Hlth. Sys.
   Hosp. Corp.,
   Ser. 97A                                                     Aaa              4.00         7/01/99      1,000        1,002,644
New Jersey Hsg. & Mtg. Fin. Agy.,
   Eagle Tax Exempt, Trust 92A, Ser. 3001, F.R.W.D.S.           A-1+(c)          3.36         9/03/98      3,300        3,300,000
   Home Buyer, Ser. 96S, F.R.W.D.S., A.M.T.                     A-1+(c)          3.41         9/03/98      5,980        5,980,000
New Jersey St. Econ. Dev. Auth.,
   865 Centennial Ave. Proj., Ser. 85, F.R.W.D., A.M.T.         A-1+(c)          3.41         9/03/98      1,200        1,200,000
   Alpha Assoc. & Avallone, Ser. 98, F.R.W.D.                   A-1(c)           3.30         9/02/98      2,700        2,700,000
   Bayshore Hlth. Care, Ser. 98A, F.R.W.D.                      VMIG1            3.33         9/03/98      3,950        3,950,000
   Brach Jersey Ave. Proj., Ser. 86, F.R.W.D.                   A-1+(c)          2.90         9/02/98      2,000        2,000,000
   Catholic Cmnty. Svcs. Proj., Ser. 93, F.R.W.D.               VMIG1            3.05         9/03/98      5,685        5,685,000
   Catholic Cmnty. Svcs. Proj., Ser. 95, F.R.W.D.               VMIG1            3.05         9/03/98      2,420        2,420,000
   Chamber Congeration Proj., Ser. 91, T.E.C.P., A.M.T.         VMIG1            3.20         9/18/98      4,200        4,200,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-143

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
   Davidson Ave. Assoc. Ltd., Ser. 84, F.R.W.D., A.M.T.         A-1+(c)          3.41%        9/03/98   $  2,500     $  2,500,000
   Dock Fac. Rev., Bayonne/IMTT Proj., Ser. 93B, F.R.D.D.       VMIG1            3.15         9/01/98      3,700        3,700,000
   Dock Fac. Rev., Bayonne/IMTT Proj., Ser. 93C, F.R.D.D.       VMIG1            3.15         9/01/98      2,150        2,150,000
   Econ. Growth Bds., Ser. 94B, F.R.W.D., A.M.T.                A-1(c)           2.95         9/03/98      1,350        1,350,000
   Elizabeth Twnshp. Wtr. Co., Ser. B, F.R.W.D., A.M.T.         A-1+(c)          3.05         9/02/98      5,500        5,500,000
   Fin. Assoc. L.P., Ser. 97, F.R.W.D.                          A-1+(c)          3.36         9/03/98      3,952        3,952,000
   GSA Bldg. Assoc. Ltd., Ser. 85, F.R.W.D., A.M.T.             A-1+(c)          3.41         9/03/98      4,200        4,200,000
   Kent Place, Ser. 92L, F.R.W.D.                               VMIG1            3.25         9/03/98      1,775        1,775,000
   Michael Shalit Proj., Ser. 93, F.R.D.D.                      NR               3.40         9/01/98      1,405        1,405,000
   New Jersey Foreign Trade Zone Venture, Ser. 98,
      F.R.D.D.                                                  A-1+(c)          3.10         9/01/98      5,000        5,000,000
   New Jersey Natural Gas Co. Proj., Ser 98B, F.R.W.D.,
      A.M.T.                                                    P-1              2.55         9/02/98      1,500        1,500,000
   Newark Recycling Fac., Ser. 97, A.M.T.                       A-1+(c)          3.95        12/15/98      8,000        8,000,000
   North Plainfield Hldg., Ser. 92, A.O.T.                      VMIG1            3.90         9/01/98      3,110        3,110,000
   Ocean Spray Cranberry Inc. Proj., Ser. 87, A.O.T.            NR               3.80         7/01/99      2,500        2,500,000
   Office Court Assoc. Proj., F.R.W.D., A.M.T.                  A-1+(c)          3.30         9/02/98      1,650        1,650,000
   Owens Drive Bldg. Ltd., Ser. 84, F.R.W.D., A.M.T.            A-1+(c)          3.41         9/03/98      1,200        1,200,000
   Owens Drive Bldg. Ltd., Ser. 90, F.R.W.D., A.M.T.            A-1+(c)          3.41         9/03/98      1,450        1,450,000
   Peddie Sch. Proj., Ser. 94B, F.R.W.D.                        A-1(c)           3.20         9/03/98      3,000        3,000,000
   Raritan Bldg. Assoc. Ltd., Ser. 85, F.R.W.D.                 A-1(c)           3.36         9/03/98      3,500        3,500,000
   RJB Associates Ltd., F.R.W.D.                                NR               3.30         9/03/98      1,322        1,322,000
   Russ Berrie & Co., Ser. 83, F.R.W.D.                         A-1+(c)          3.30         9/02/98      5,800        5,800,000
   U.S. Golf Assn. Proj., F.R.W.D.                              A-1              3.20         9/03/98      2,400        2,400,000
   Volvo America Corp., Ser. 84, F.R.W.D.                       NR               3.85         9/02/98      1,500        1,500,000
   West Essex Assoc. Ltd., Ser. 84, F.R.W.D.                    A-1+(c)          3.36         9/03/98      1,300        1,300,000
New Jersey St. Higher Educ. Asst. Auth., Stud. Loan Rev.,
   Ser. 97B, A.O.T., A.M.T.                                     A-1+(c)          3.75         6/01/99      1,800        1,800,000
New Jersey St. Tpke. Auth. Rev., Ser. 91D, F.R.W.D.             VMIG1            2.90         9/02/98      2,600        2,600,000
Nutley, G.O., B.A.N.                                            NR               3.75         7/30/99      3,500        3,503,671
Port Auth. of New York & New Jersey,
   Ser. 3, F.R.D.D.                                             VMIG1            3.35         9/01/98      1,300        1,300,000
   Ser. 4, F.R.D.D., A.M.T.                                     VMIG1            3.30         9/01/98      1,100        1,100,000
   Ser. 93-2, F.R.W.D.                                          NR               3.338(e)     9/01/98      8,000        8,000,000
   Spec. Oblig. Rev., Ser. 2, F.R.D.D.                          VMIG1            3.20         9/01/98      4,500        4,500,000
   Spec. Oblig. Rev., Ser. 6, F.R.D.D., A.M.T.                  VMIG1            3.30         9/01/98      4,400        4,400,000
Princeton Twnshp., Mercer Co., B.A.N.                           NR               3.75         3/11/99      1,000        1,001,010
Puerto Rico Comnwlth., Gov't. Dev. Bank, Ser. 95, T.E.C.P.      A-1+(c)          3.65        10/07/98      2,500        2,500,000
Puerto Rico Elec. Pwr. Auth., Ser. SGA43, F.R.W.D.S.            A-1+(c)          3.18         9/02/98      2,000        2,000,000
Randolph Twnshp., G.O., B.A.N.                                  NR               3.90         6/18/99      3,100        3,105,222
Ringwood Borough, Ser. A, B.A.N.                                NR               3.62         3/19/99      3,805        3,805,581
Salem Cnty., Ind. Poll. Ctrl. Rev., Philadelphia Elec.
   Co.,
   Ser. 93A, T.E.C.P., A.M.T.                                   VMIG1            3.40        10/13/98      8,000        8,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-144

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
South Carolina Econ. Dev. Auth. Rev., Wellman Inc. Proj.,
   Ser. 90, F.R.D.D., A.M.T.                                    NR               3.60%        9/01/98   $  1,000     $  1,000,000
Tewksbury Twnshp., G.O., B.A.N.                                 NR               4.375        2/11/99      2,055        2,060,530
Union Cnty. Util. Auth., Solid Waste Fac. Ogden Martin,
   Ser. 98A, A.M.T.                                             Aaa              4.50         6/01/99        400          401,875
Valdez Alaska Marine Terminal Rev., Exxon Corp., Ser. 85,
   F.R.D.D.                                                     P-1              3.30         9/01/98        300          300,000
West Baton Rouge Parish, Louisiana, Ind. Dist. #3, Dow
   Chemical Co. Proj.,
   Ser. 93, F.R.D.D., A.M.T.                                    P-1              3.55         9/01/98      1,000        1,000,000
West Windsor Plainsboro Reg. Sch. Dist., Ser. 95, G.O.          Aaa              5.25        12/01/98      1,350        1,355,752
                                                                                                                     ------------
Total Investments--98.8%
(Amortized cost $198,469,798; Note(d))                                                                                198,469,798
Other assets in excess of liabilities--1.2%                                                                             2,445,070
                                                                                                                     ------------
Net Assets--100%                                                                                                     $200,914,868
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
        A.M.B.A.C.--American Municipal Bond Assurance Corporation.
        A.M.T.--Alternative Minimum Tax.
        A.O.T.--Annual Optional Tender.
        B.A.N.--Bond Anticipation Note.
        F.R.D.D.--Floating Rate (Daily) Demand Note (b).
        F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
        F.R.W.D.S.--Floating Rate (Weekly) Demand Synthetic Note (b).
        G.O.--General Obligation.
        T.E.C.P.--Tax Exempt Commercial Paper.
        T.N.--Temporary Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial statement purposes.
(e) Rate shown reflects rate as of August 31, 1998 for variable instruments.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-145

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1998
                                                                                                                ---------------
Investments, at amortized cost which approximates market value............................................       $ 198,469,798
Cash......................................................................................................           1,724,377
Receivable for Series shares sold.........................................................................           1,582,369
Interest receivable.......................................................................................           1,245,864
Receivable for investments sold...........................................................................             270,000
Deferred expenses and other assets........................................................................               4,565
                                                                                                                ---------------
   Total assets...........................................................................................         203,296,973
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................           2,170,625
Dividends payable.........................................................................................              90,179
Management fee payable....................................................................................              85,105
Accrued expenses and other liabilities....................................................................              20,473
Distribution fee payable..................................................................................              11,596
Deferred trustee's fee....................................................................................               4,127
                                                                                                                ---------------
   Total liabilities......................................................................................           2,382,105
                                                                                                                ---------------
Net Assets................................................................................................       $ 200,914,868
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................       $   2,009,149
   Paid-in capital in excess of par.......................................................................         198,905,719
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................       $ 200,914,868
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($200,914,868 / 200,914,868 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).....................               $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-146

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1998
                                                 ---------------
Income
   Interest and discount earned...............     $ 7,049,992
                                                 ---------------
Expenses
   Management fee.............................         993,236
   Distribution fee...........................         248,309
   Transfer agent's fees and expenses.........          74,000
   Custodian's fees and expenses..............          71,000
   Reports to shareholders....................          23,000
   Registration fees..........................          15,000
   Legal fees.................................          12,000
   Audit fee and expenses.....................           8,000
   Trustees' fees.............................           4,000
   Miscellaneous..............................           5,136
                                                 ---------------
      Total expenses..........................       1,453,681
   Less: Custodian fee credit (Note 1)........         (13,785)
                                                 ---------------
      Net expenses............................       1,439,896
                                                 ---------------
Net investment income.........................       5,610,096
                                                 ---------------
Realized Gain on Investments..................           6,532
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 5,616,628
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1998              1997
                                    ---------------    ------------
Operations
   Net investment income..........   $   5,610,096     $  5,459,639
   Net realized gain on investment
      transactions................           6,532               --
                                    ---------------    ------------
   Net increase in net assets
      resulting from operations...       5,616,628        5,459,639
                                    ---------------    ------------
Dividends and distributions to
   shareholders (Note 1)..........      (5,616,628)      (5,459,639)
                                    ---------------    ------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      subscribed..................     698,322,054      640,701,796
   Net asset value of shares
      issued in reinvestment of
      dividends...................       5,490,086        5,343,670
   Cost of shares reacquired......    (702,369,007)    (627,970,024)
                                    ---------------    ------------
   Net increase in net assets from
      Series share transactions...       1,443,133       18,075,442
                                    ---------------    ------------
Total increase....................       1,443,133       18,075,442
Net Assets
Beginning of year.................     199,471,735      181,396,293
                                    ---------------    ------------
End of year.......................   $ 200,914,868     $199,471,735
                                    ---------------    ------------
                                    ---------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-147

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements           NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Money Market Series (the "Series") commenced investment operations on December 3, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey state and federal income taxes with a minimum of risk by investing in "investment grade" tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Series through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Series compensated PSI and PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PSI, PIFM, PIMS and PIC are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $67,000 for the services of PMFS. As of August 31, 1998, approximately $5,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                          Year Ended August 31,
                                                                       ------------------------------------------------------------
                                                                         1998         1997         1996         1995         1994
                                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains(a)....................         .03          .03          .03          .03          .02
Dividends and distributions........................................        (.03)        (.03)        (.03)        (.03)        (.02)
                                                                       --------     --------     --------     --------     --------
Net asset value, end of year.......................................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                       --------     --------     --------     --------     --------
                                                                       --------     --------     --------     --------     --------
TOTAL RETURN(b):...................................................        2.87%        2.82%        2.92%        3.15%        1.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $200,915     $199,472     $181,396     $182,453     $158,280
Average net assets (000)...........................................    $198,647     $196,223     $192,617     $171,223     $169,123
Ratios to average net assets(a):
   Expenses, including distribution fee............................         .73%         .73%         .70%         .64%         .68%
   Expenses, excluding distribution fee............................         .60%         .60%         .57%         .51%         .55%
   Net investment income...........................................        2.82%        2.78%        2.89%        3.11%        1.87%

---------------
(a) Net of custodian fee credit.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-149

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants           NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)    NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.03 per share were federally tax-exempt interest dividends.
--------------------------------------------------------------------------------

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--99.4%
------------------------------------------------------------------------------------------------------------------------------
City of Elmira, Wtr. Impvt., Ser. 96 B, A.M.B.A.C.              Aaa               5.95%       3/01/16   $  5,395(e)  $  5,865,876
City of New Rochelle Ind. Dev. Agcy.,
   Coll. of New Rochelle                                        Baa2              6.625       7/01/12        500          540,080
   Coll. of New Rochelle                                        Baa2              6.75        7/01/22      2,000        2,164,600
Dutchess Cnty. Res. Rec. Agcy. Rev., Solid Waste Mgmt.,
   Ser. A, F.G.I.C.                                             Aaa               7.50        1/01/09      1,150        1,229,569
Islip Res. Rec., Ser. B, A.M.B.A.C., A.M.T.                     Aaa               7.20        7/01/10      1,745        2,153,522
Jefferson Cnty. Ind. Dev. Agcy., Solid Waste Disp. Rev.,
   A.M.T.                                                       Baa1              7.20       12/01/20      1,500        1,664,415
Long Island Pwr. Auth., Ser. A                                  Aaa               5.50       12/01/13      3,000        3,289,890
Metro Trans. Auth. Facs. Rev.,
   Cap. Apprec., Ser. N, F.G.I.C.                               Aaa               Zero        7/01/13      4,000        1,976,360
   Commuter Facs., Ser. A                                       Baa1              5.25        7/01/28      5,000        5,030,300
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa               5.60        7/01/09        500          546,125
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa               5.70        7/01/10      1,000        1,095,660
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa               5.60        7/01/09      2,900        3,167,525
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa               5.70        7/01/10      4,600        5,040,036
   Trans. Facs. Rev., Ser. N, F.G.I.C.                          Aaa               Zero        7/01/12      5,575        2,908,199
Metro Trans. Auth., New York Svc. Contract,
   Cap. Apprec., Ser. 7, M.B.I.A.                               Aaa               Zero        7/01/08      7,185        4,683,398
   Commuter Facs., Ser. O                                       Baa1              5.50        7/01/17      2,500        2,654,325
   Trans. Facs. Rev., Ser. O                                    Baa1              5.75        7/01/13      1,975        2,163,514
New York City Ind. Dev. Agcy.,
   Field Hotel Assoc., Ltd. Partnership                         NR                6.00       11/01/28      1,000(f)       998,380
   Laguardia Assoc., Ltd. Partnership Proj.                     NR                6.00       11/01/28      2,000(f)     1,996,760
New York City Ind. Dev. Agcy., Spec. Fac. Rev.,
   Brooklyn Navy Yard Part., A.M.T.                             Baa3              5.75       10/01/36      4,000        4,110,360
   U.S.T.A. National Tennis Center Proj., F.S.A.                Aaa               6.375      11/15/14      1,000        1,120,840
   Y.M.C.A. Of Greater N.Y. Proj.                               Aaa               8.00        8/01/16      1,350(b)     1,524,460
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
   Ser. B                                                       A2                5.875       6/15/26      2,000        2,136,260
New York City Trans. Fin. Auth. Rev.,
   Future Tax Secd.                                             Aa3               5.00        8/15/13        500          508,430
   Future Tax Secd.                                             Aa3               5.00        8/15/17      2,000        2,001,620
   Future Tax Secd.                                             Aa3               4.75        5/01/23      3,000        2,881,830
New York City Trust, Cultural Res. Rev., American Museum
   of Natl. History, Ser. A, M.B.I.A.                           Aaa               5.65        4/01/22      2,500        2,657,325
New York City, Gen. Oblig.,
   Ser. A                                                       Aaa               7.75        3/15/03      3,330(b)     3,581,348
   Ser. B                                                       A3                8.00        6/01/99         70           72,258
   Ser. B                                                       A3                7.50        2/01/01      4,000        4,323,760

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-152

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York City, Gen. Oblig., (cont'd.)
   Ser. D                                                       Aaa               8.00%       8/01/03   $  2,220(b)  $  2,508,822
   Ser. D                                                       A3                8.00        8/01/03        280          313,779
   Ser. D                                                       Aaa               7.70        2/01/09      2,795(b)     3,175,036
   Ser. D                                                       A3                7.70        2/01/09        245          275,540
   Ser. F                                                       Aaa               8.20       11/15/03      2,515(b)     2,884,177
   Ser. F                                                       A3                8.20       11/15/03        485          551,135
   Ser. G                                                       A3                5.75       10/15/12      7,085        7,628,490
   Ser. G                                                       A3                5.875      10/15/14      2,500        2,705,000
   Ser. H                                                       A3                6.00        8/01/17      2,400        2,617,056
   Ser. I                                                       A3                6.10        4/15/10      2,000        2,219,500
   Ser. I                                                       A3                6.25        4/15/27      2,835(b)     3,275,871
   Ser. I                                                       A3                6.25        4/15/27      3,165        3,480,835
New York St. Dorm. Auth. Rev.,
   Albany Cnty. Airport                                         Baa1              5.25        4/01/17      3,760        3,798,878
   City Univ. Refunding Bonds                                   Baa1              6.00        7/01/14      6,500        7,342,205
   City Univ. Sys. Cons., Ser. D                                Baa1              7.00        7/01/09      1,880        2,198,096
   Coll. & Univ. Ed., M.B.I.A., A.M.T.                          Aaa               Zero        7/01/04      2,255        1,777,594
   Episcopal Hlth. Svcs., G.N.M.A.                              AAA(d)            7.55        8/01/29      3,000        3,182,940
   Mental Hlth. Svcs. Facs. Impvt., Ser. B                      A3                6.50        8/15/11      3,000        3,519,480
   Mental Hlth. Svcs. Facs. Impvt., Ser. B                      A3                5.625       2/15/21      2,000        2,092,480
   New York St. Dept. Hlth.                                     Baa1              5.00        7/01/24      2,500        2,422,300
   Spec. Act. Sch. Districts, F.G.I.C.                          Aaa               7.00        7/01/13      3,050        3,272,894
   St. Univ. Edl. Facs., Ser. A                                 A3                5.25        5/15/15      8,600        9,050,726
   St. Univ. Edl. Facs., Ser. A, M.B.I.A.                       Aaa               4.75        5/15/25      2,500        2,411,825
New York St. Energy Resch. & Dev. Auth. Rev.,
   Brooklyn Union Gas Co., Ser. B, M.B.I.A., A.M.T.             Aaa               6.75        2/01/24      2,000(e)     2,192,040
   Con. Edison Co., Ser. A, A.M.T.                              A1                7.50        1/01/26      4,775        5,022,679
New York St. Environ. Facs. Corp., Poll. Ctrl. Rev.,
   Ser. C                                                       Aaa               5.35        7/15/07      2,000        2,162,640
   Ser. C                                                       Aaa               5.45        7/15/08      3,090        3,357,471
   Ser. C                                                       Aaa               5.55        7/15/09      1,375        1,495,326
   Ser. E                                                       Aaa               6.50        6/15/14        965(b)     1,051,985
   Ser. E                                                       Aaa               6.50        6/15/14         35           37,902
   St. Wtr. Revolving Fund, Ser. B                              Aa2               7.50        3/15/11      1,300        1,350,219
New York St. Hsg. Fin. Agcy. Rev., Ser. A,
   Multifamily Hsg.                                             Aa                7.05        8/15/24      1,000        1,074,600
   St. Univ. Constr.                                            Aaa               8.00        5/01/11      3,600(e)     4,693,140
New York St. Local Gov't. Assist. Corp.,
   Ser. C                                                       A3                Zero        4/01/14     11,882        5,579,668
   Ser. E                                                       A3                6.00        4/01/14      6,135(e)     7,030,956

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-153

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Mental Hlth. Svcs., Ser. A                                   Aaa               7.50%       8/15/07   $    505 (b) $    557,984
   Mental Hlth. Svcs., Ser. A                                   A3                7.50        8/15/07        310          339,912
   New York Hosp., Ser. A, A.M.B.A.C., F.H.A.                   Aaa               6.50        8/15/29      3,000 (b)    3,458,250
New York St. Mtge. Agcy. Rev.,
   Homeowner Mtge., Ser. 55                                     Aa2               5.95       10/01/17      2,000        2,122,840
   Homeowner Mtge., Ser. 60, A.M.T.                             Aa2               6.00       10/01/22      8,000 (e)    8,512,560
New York St. Mun. Bond Bank Agcy., Spec. Proj. Rev., Ser.
   A                                                            A+(d)             6.75        3/15/11      3,000 (b)    3,312,510
New York St. Thrwy. Auth.,
   Highway & Bridge Trust Fund, Ser. B, F.G.I.C.                Aaa               6.00        4/01/14      2,220 (b)    2,479,274
   Svc. Contract Rev., Local Highway & Bridge                   Baa1              6.45        4/01/15      1,000        1,115,200
New York St. Urban Dev. Corp. Rev.,
   Correctional Cap. Facs., A.M.B.A.C.                          Aaa               Zero        1/01/08     10,000        6,661,700
   St. Facs.                                                    Baa1              5.75        4/01/11      5,000        5,469,300
   St. Facs.                                                    Baa1              5.75        4/01/12      5,750        6,290,270
   St. Facs.                                                    Baa1              5.60        4/01/15      2,000        2,150,520
   Subordinated Lien Corp.                                      A2                5.50        7/01/16     10,000       10,376,100
   Subordinated Lien Corp.                                      A2                5.50        7/01/22      5,000        5,168,400
Orange County Ind. Dev. Agcy., The Glen Arden Inc. Proj.        NR                5.70        1/01/28      1,250        1,256,838
Port Authority of New York & New Jersey, Ser. 70, A.M.T.        A1                7.25        8/01/25      1,000        1,062,510
Puerto Rico Commonwealth,
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.                   Baa1              Zero        7/01/15      1,250          547,938
   Gen. Oblig.                                                  Baa1              Zero        7/01/14      2,000          927,860
   Gen. Oblig., A.M.B.A.C.                                      Aaa               7.00        7/01/10      6,500 (e)    8,052,265
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa               7.00        7/01/10      1,250        1,548,512
Puerto Rico Ind. Tourist Edl. Med. & Envr. Ctrl. Facs.
   Fin. Auth., Hosp. Rev., M.B.I.A.                             Aaa               5.50        7/01/26      2,500        2,620,450
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Gov't. Facs.,
   Ser. A, A.M.B.A.C.                                           Aaa               6.25        7/01/15      2,050        2,420,578
Rensselaer Cnty.,
   Cap. Apprec., Ser. A, A.M.B.A.C.                             Aaa               Zero        6/01/12      2,442        1,266,910
   Cap. Apprec., Ser. A, A.M.B.A.C.                             Aaa               Zero        6/01/13      2,372        1,164,818
Rockland Cnty. Solid Waste Mgmt. Auth., Ser. B,
   A.M.B.A.C., A.M.T.                                           Aaa               5.625      12/15/14      1,585        1,698,058
Scotia Hsg. Auth. Rev., Coburg Village Inc. Proj., Ser. A       NR                6.20        7/01/38      4,000        4,029,600
Syracuse Ind. Dev. Agcy., Crouse Hlth. Hosp. Inc. Proj.,
   Ser. A                                                       BBB(d)            5.25        1/01/16      1,500        1,483,905
Triborough Bridge & Tunl. Auth. Rev., Ser. A, M.B.I.A.          Aaa               6.00        1/01/10      2,000        2,281,120
Virgin Islands Pub. Fin. Auth. Rev., Matching Fund Loan,
   Ser. E                                                       NR                5.875      10/01/18      2,250        2,329,672
Watervliet Hsg. Auth., Sen. Res. Beltrone Lvng. Ctr.
   Proj., Ser. A                                                NR                6.125       6/01/38      4,000        4,007,160
                                                                                                                     ------------
Total long-term investments (cost $251,620,874)                                                                      $276,553,324
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-154

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.6%
New York St. Energy Resch. & Dev. Auth., F.R.D.D.,
   Niagara Mohawk Pwr. Corp., Ser. 85B                          P1                3.40%       9/01/98   $    300     $    300,000
   Niagara Mohawk Pwr. Corp., Ser. 85C                          P1                3.40        9/01/98        100          100,000
Port Auth. of New York & New Jersey, F.R.D.D.
   Ser. 2                                                       VMIG1             3.20        9/01/98        200          200,000
   Ser. 3                                                       VMIG1             3.35        9/01/98      1,000        1,000,000
                                                                                                                     ------------
Total short-term investments (cost $1,600,000)                                                                          1,600,000
                                                                                                                     ------------
Total Investments--100.0%
(cost $253,220,874; Note 4)                                                                                           278,153,324
Other assets in excess of liabilities--0.0%                                                                                   994
                                                                                                                     ------------
Net Assets--100%                                                                                                     $278,154,318
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (c).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(d) Standard & Poor's Rating.
(e) All or partial principal amount pledged as collateral for financial futures contracts and delayed settlement securities.
(f) Represents delayed settlement securities.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-155

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          NEW YORK SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1998
Investments, at value (cost $253,220,874).................................................................       $ 278,153,324
Cash......................................................................................................              69,833
Interest receivable.......................................................................................           3,525,550
Receivable for Series shares sold.........................................................................             368,189
Due from broker - variation margin........................................................................               8,750
Prepaid expenses and other assets.........................................................................               7,410
                                                                                                                ---------------
   Total assets...........................................................................................         282,133,056
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           3,033,500
Payable for Series shares reacquired......................................................................             448,977
Dividends payable.........................................................................................             213,266
Management fee payable....................................................................................             117,132
Accrued expenses..........................................................................................             104,241
Distribution fee payable..................................................................................              57,495
Deferred trustee's fees...................................................................................               4,127
                                                                                                                ---------------
   Total liabilities......................................................................................           3,978,738
                                                                                                                ---------------
Net Assets................................................................................................       $ 278,154,318
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     226,137
   Paid-in capital in excess of par.......................................................................         250,857,999
                                                                                                                ---------------
                                                                                                                   251,084,136
   Accumulated net realized gain on investments...........................................................           2,038,357
   Net unrealized appreciation on investments.............................................................          25,031,825
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................       $ 278,154,318
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($176,555,332 DIVIDED BY 14,355,378 shares of beneficial interest issued and outstanding)...........              $12.30
   Maximum sales charge (3% of offering price)............................................................                 .38
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $12.68
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($99,822,784 DIVIDED BY 8,113,950 shares of beneficial interest issued and outstanding).............              $12.30
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,279,421 DIVIDED BY 103,995 shares of beneficial interest issued and outstanding)................              $12.30
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($496,781 DIVIDED BY 40,350 shares of beneficial interest issued and outstanding)...................              $12.31
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-156

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1998
Income
   Interest...................................     $15,870,638
                                                 ---------------
Expenses
   Management fee.............................       1,401,539
   Distribution fee--Class A..................         174,485
   Distribution fee--Class B..................         523,267
   Distribution fee--Class C..................           7,268
   Transfer agent's fees and expenses.........         140,000
   Custodian's fees and expenses..............          84,000
   Reports to shareholders....................          74,000
   Registration fees..........................          40,000
   Legal fees and expenses....................          12,000
   Audit fees and expenses....................          10,000
   Trustees' fees.............................           4,000
   Miscellaneous expense......................           8,321
                                                 ---------------
      Total expenses..........................       2,478,880
   Less: Custodian fee credit.................          (5,347)
                                                 ---------------
      Net expenses............................       2,473,533
                                                 ---------------
Net investment income.........................      13,397,105
                                                 ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions....................       3,109,044
   Financial futures transactions.............        (784,073)
                                                 ---------------
                                                     2,324,971
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       7,201,384
   Financial futures contracts................          99,375
                                                 ---------------
                                                     7,300,759
                                                 ---------------
Net gain on investments.......................       9,625,730
                                                 ---------------
Net Increase in Net Assets Resulting from
Operations....................................     $23,022,835
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1998              1997
                                    ---------------    ------------
Operations
   Net investment income..........   $  13,397,105     $ 14,824,301
   Net realized gain on investment
      transactions................       2,324,971        1,136,405
   Net change in unrealized
      appreciation of
      investments.................       7,300,759        9,791,072
                                    ---------------    ------------
   Net increase in net assets
      resulting from operations...      23,022,835       25,751,778
                                    ---------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A.....................      (8,602,581)      (8,959,583)
      Class B.....................      (4,742,947)      (5,828,376)
      Class C.....................         (41,511)         (35,922)
      Class Z.....................         (10,066)            (420)
                                    ---------------    ------------
                                       (13,397,105)     (14,824,301)
                                    ---------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................         (87,902)         (59,069)
      Class B.....................         (53,544)         (42,280)
      Class C.....................            (428)            (262)
      Class Z.....................             (33)              --
                                    ---------------    ------------
                                          (141,907)        (101,611)
                                    ---------------    ------------
   Distributions from net realized
      gains
      Class A.....................        (720,509)      (3,839,493)
      Class B.....................        (438,881)      (2,748,185)
      Class C.....................          (3,511)         (17,035)
      Class Z.....................            (274)              (4)
                                    ---------------    ------------
                                        (1,163,175)      (6,604,717)
                                    ---------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      16,534,022       11,515,705
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       8,971,237       13,270,052
   Cost of shares reacquired......     (41,609,077)     (47,746,814)
                                    ---------------    ------------
   Net decrease in net assets from
      Series share transactions...     (16,103,818)     (22,961,057)
                                    ---------------    ------------
Total decrease....................      (7,783,170)     (18,739,908)
Net Assets
Beginning of year.................     285,937,488      304,677,396
                                    ---------------    ------------
End of year.......................   $ 278,154,318     $285,937,488
                                    ---------------    ------------
                                    ---------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-157

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements        NEW YORK SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The New York Series (the "Series") commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.
--------------------------------------------------------------------------------
                                       B-158

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW YORK SERIES
--------------------------------------------------------------------------------
The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain by $141,907, due to the sale of securities purchased with market discount during the year ended August 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1998.

PSI and PIMS have advised the Series that they received approximately $24,600 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended August 31, 1998, they received approximately $143,000 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the Agreement during the year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1988 under the same terms.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $106,000 for the services of PMFS. As of August 31, 1998, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1998 were $89,291,552 and $104,923,656, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1998 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $24,932,450 (gross unrealized appreciation--$24,956,940, gross unrealized depreciation--$24,490).
--------------------------------------------------------------------------------
                                       B-159

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW YORK SERIES
--------------------------------------------------------------------------------
During the year ended August 31, 1998, the Series entered into financial futures contracts. Details of open contracts at August 31, 1998 are as follows:

                                                 Value at       Value at        Unrealized
  Number of                       Expiration    August 31,       Trade        Appreciation/
  Contracts           Type           Date          1998           Date        (Depreciation)
--------------    ------------    ----------    ----------     ----------     --------------
Short Positions:
70                U.S. T-Bond     Sept. 1998    $8,863,750     $8,686,563       $ (177,187)
Long Positions:
70                U.S. T-Bond     Sept. 1998     8,898,750      8,622,188          276,562
                                                                              --------------
                                                                                $   99,375
                                                                              --------------
                                                                              --------------

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended August 31, 1998:
Shares sold........................      439,455    $  5,329,691
Shares issued in reinvestment of
  dividends and distributions......      483,685       5,858,242
Shares reacquired..................   (1,885,411)    (22,838,785)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................     (962,271)    (11,650,852)
Shares issued upon conversion from
  Class B..........................      874,211      10,587,013
                                     -----------    ------------
Net decrease in shares
  outstanding......................      (88,060)   $ (1,063,839)
                                     -----------    ------------
                                     -----------    ------------
Class A                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended August 31, 1997:
Shares sold........................      176,414    $  2,082,840
Shares issued in reinvestment of
  dividends and distributions......      679,483       8,017,121
Shares reacquired..................   (2,306,824)    (27,255,272)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,450,927)    (17,155,311)
Shares issued upon conversion from
  Class B..........................    1,615,708      19,137,484
                                     -----------    ------------
Net increase in shares
  outstanding......................      164,781    $  1,982,173
                                     -----------    ------------
                                     -----------    ------------
Class B
-----------------------------------
Year ended August 31, 1998:
Shares sold........................      821,187    $  9,961,080
Shares issued in reinvestment of
  dividends and distributions......      253,115       3,066,564
Shares reacquired..................   (1,518,526)    (18,407,575)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................     (444,224)     (5,379,931)
Shares reacquired upon conversion
  into
  Class A..........................     (873,853)    (10,587,013)
                                     -----------    ------------
Net decrease in shares
  outstanding......................   (1,318,077)   $(15,966,944)
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1997:
Shares sold........................      773,889    $  9,162,180
Shares issued in reinvestment of
  dividends and distributions......      441,202       5,205,278
Shares reacquired..................   (1,701,083)    (20,093,682)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................     (485,992)     (5,726,224)
Shares reacquired upon conversion
  into
  Class A..........................   (1,615,362)    (19,137,484)
                                     -----------    ------------
Net decrease in shares
  outstanding......................   (2,101,354)   $(24,863,708)
                                     -----------    ------------
                                     -----------    ------------
Class C
-----------------------------------
Year ended August 31, 1998:
Shares sold........................       63,757    $    772,337
Shares issued in reinvestment of
  dividends and distributions......        3,337          40,442
Shares reacquired..................      (28,392)       (345,599)
                                     -----------    ------------
Net increase in shares
  outstanding......................       38,702    $    467,180
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1997:
Shares sold........................       20,539    $    243,216
Shares issued in reinvestment of
  dividends and distributions......        4,006          47,258
Shares reacquired..................      (33,707)       (397,860)
                                     -----------    ------------
Net decrease in shares
  outstanding......................       (9,162)   $   (107,386)
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
                                       B-160

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW YORK SERIES
--------------------------------------------------------------------------------

Class Z                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended August 31, 1998:
Shares sold........................       38,915    $    470,914
Shares issued in reinvestment of
  dividends and distributions......          493           5,989
Shares reacquired..................       (1,413)        (17,118)
                                     -----------    ------------
Net increase in shares
  outstanding......................       37,995    $    459,785
                                     -----------    ------------
                                     -----------    ------------
December 6, 1996 (a) through August
  31, 1997:
Shares sold........................        2,322    $     27,469
Shares issued in reinvestment of
  dividends and distributions......           33             395
                                     -----------    ------------
Net increase in shares
  outstanding......................        2,355    $     27,864
                                     -----------    ------------
                                     -----------    ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                            Class A
                                                  -----------------------------------------------------------
                                                                     Year Ended August 31,
                                                  -----------------------------------------------------------
                                                    1998         1997         1996         1995        1994
                                                  --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  11.94     $  11.77     $  11.91     $  11.71     $ 12.54
                                                  --------     --------     --------     --------     -------
Income from investment operations
Net investment income.........................         .60          .61(a)       .63(a)       .66(a)      .67
Net realized and unrealized gain (loss) on
   investment transactions....................         .42          .43         (.09)         .20        (.83)
                                                  --------     --------     --------     --------     -------
   Total from investment operations...........        1.02         1.04          .54          .86        (.16)
                                                  --------     --------     --------     --------     -------
Less distributions
Dividends from net investment income..........        (.60)        (.61)        (.63)        (.66)       (.67)
Distributions in excess of net investment
   income.....................................        (.01)          --(c)     --           --          --
Distributions from net realized gains.........        (.05)        (.26)        (.05)       --          --
                                                  --------     --------     --------     --------     -------
   Total distributions........................        (.66)        (.87)        (.68)        (.66)       (.67)
                                                  --------     --------     --------     --------     -------
Net asset value, end of year..................    $  12.30     $  11.94     $  11.77     $  11.91     $ 11.71
                                                  --------     --------     --------     --------     -------
                                                  --------     --------     --------     --------     -------
TOTAL RETURN(b):..............................        8.71%        9.19%        4.53%        7.70%      (1.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $176,555     $172,471     $168,037     $163,025     $13,661
Average net assets (000)......................    $174,485     $173,963     $168,291     $ 95,024     $13,454
Ratios to average net assets:
   Expenses, including distribution fees......         .73%         .68%(a)      .68%(a)      .69%(a)     .74%
   Expenses, excluding distribution fees......         .63%         .58%(a)      .58%(a)      .59%(a)     .64%
   Net investment income......................        4.93%        5.15%(a)     5.24%(a)     5.65%(a)    5.46%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................          33%          43%          92%          57%         49%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-162

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                           Class B
                                                 ------------------------------------------------------------
                                                                    Year Ended August 31,
                                                 ------------------------------------------------------------
                                                   1998         1997         1996         1995         1994
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  11.94     $  11.77     $  11.91     $  11.71     $  12.54
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .55          .56(a)       .58(a)       .61(a)       .62
Net realized and unrealized gain (loss) on
   investment transactions....................        .42          .43         (.09)         .20         (.83)
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........        .97          .99          .49          .81         (.21)
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.55)        (.56)        (.58)        (.61)        (.62)
Distributions in excess of net investment
   income.....................................       (.01)          --(c)     --           --           --
Distributions from net realized gains.........       (.05)        (.26)        (.05)       --           --
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.61)        (.82)        (.63)        (.61)        (.62)
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $  12.30     $  11.94     $  11.77     $  11.91     $  11.71
                                                 --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------
TOTAL RETURN(b):..............................       8.28%        8.76%        4.12%        7.27%       (1.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $ 99,823     $112,658     $135,764     $163,013     $331,982
Average net assets (000)......................   $104,653     $122,744     $152,656     $230,033     $350,564
Ratios to average net assets:
   Expenses, including distribution fees......       1.13%        1.08%(a)     1.08%(a)     1.11%(a)     1.14%
   Expenses, excluding distribution fees......        .63%         .58%(a)      .58%(a)      .61%(a)      .64%
   Net investment income......................       4.53%        4.75%(a)     4.84%(a)     5.30%(a)     5.06%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-163

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                             Class C
                                                 ---------------------------------------------------------------
                                                                                                      August 1,
                                                                                                       1994(d)
                                                              Year Ended August 31,                    Through
                                                 ------------------------------------------------     August 31,
                                                  1998        1997         1996           1995           1994
                                                 -------     ------        -----          -----          -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $ 11.94     $11.77       $11.91         $11.71         $11.74
                                                 -------     ------        -----          -----          -----
Income from investment operations
Net investment income.........................       .52        .53(a)       .55(a)         .58(a)         .04
Net realized and unrealized gain (loss) on
   investment transactions....................       .42        .43         (.09)           .20           (.03)
                                                 -------     ------        -----          -----          -----
   Total from investment operations...........       .94        .96          .46            .78            .01
                                                 -------     ------        -----          -----          -----
Less distributions
Dividends from net investment income..........      (.52)      (.53)        (.55)          (.58)          (.04)
Distributions in excess of net investment
   income.....................................      (.01)        --(c)     --             --             --
Distributions from net realized gains.........      (.05)      (.26)        (.05)         --             --
                                                 -------     ------        -----          -----          -----
   Total distributions........................      (.58)      (.79)        (.60)          (.58)          (.04)
                                                 -------     ------        -----          -----          -----
Net asset value, end of period................   $ 12.30     $11.94       $11.77         $11.91         $11.71
                                                 -------     ------        -----          -----          -----
                                                 -------     ------        -----          -----          -----
TOTAL RETURN(b):..............................      8.01%      8.49%        3.86%          7.01%          0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $ 1,279     $  780       $  876         $  529         $  142
Average net assets (000)......................   $   969     $  798       $  659         $  325         $   42
Ratios to average net assets:
   Expenses, including distribution fees......      1.38%      1.33%(a)     1.33%(a)       1.36%(a)       1.62%(f)
   Expenses, excluding distribution fees......       .63%       .58%(a)      .58%(a)        .61%(a)        .87%(f)
   Net investment income......................      4.28%      4.50%(a)     4.59%(a)       5.05%(a)       5.17%(f)
                                                        Class Z
                                               -----------------------
                                                          December 6,
                                                  Year      1996(e)
                                                 Ended      Through
                                               August 31,  August 31,
                                                  1998        1997
                                                  ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $11.95     $  12.09
                                                  -----   ------------
Income from investment operations
Net investment income.........................      .62          .46(a)
Net realized and unrealized gain (loss) on
   investment transactions....................      .42          .12
                                                  -----   ------------
   Total from investment operations...........     1.04          .58
                                                  -----   ------------
Less distributions
Dividends from net investment income..........     (.62)        (.46)
Distributions in excess of net investment
   income.....................................     (.01)          --(c)
Distributions from net realized gains.........     (.05)        (.26)
                                                  -----   ------------
   Total distributions........................     (.68)        (.72)
                                                  -----   ------------
Net asset value, end of period................   $12.31     $  11.95
                                                  -----   ------------
                                                  -----   ------------
TOTAL RETURN(b):..............................     8.81%        5.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $  497     $     28
Average net assets (000)......................   $  116     $     11
Ratios to average net assets:
   Expenses, including distribution fees......      .63%         .58%(a)/(f)
   Expenses, excluding distribution fees......      .63%         .58%(a)/(f)
   Net investment income......................     5.03%        5.25%(a)/(f)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-164

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              NEW YORK SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998


Federal Income Tax Information          PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                             NEW YORK SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.60 per share for Class A shares, $.55 per Class B shares, $.52 per Class C shares and $.62 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares ordinary dividends of $.0181 (special taxable income and short-term capital gain) which is taxable as such and a long-term capital gain distribution of $0.038 which is taxable at 28% rate gain.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Amherst Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co., Ser.
   85, S.E.M.O.T.                                               A-1+(d)           3.75%      11/01/98   $  3,100     $  3,100,000
Babylon Ind. Dev. Agcy.,
   Ser. 89, F.R.D.D., A.M.T.                                    A-1+(d)           3.35        9/01/98      2,000        2,000,000
   Ser. 98, F.R.W.D.                                            A-1+(d)           2.80        9/02/98      5,000        5,000,000
Brentwood Union Free Sch. Dist., Ser. 98, T.A.N.                MIG1              3.755       6/30/99      4,000        4,003,811
Clinton Cnty. Ind. Dev. Agcy., Champlain Plastics Proj.,
   Ser. 98A, F.R.W.D.S., A.M.T.                                 NR                3.60        9/02/98      5,000        5,000,000
Copiague Union Free Sch. Dist., T.A.N.                          NR                4.00        6/24/99      6,000        6,016,402
Erie Cnty., Ser. 97B, R.A.N.                                    MIG1              4.50       10/29/98      5,000        5,005,203
Hempstead Ind. Dev. Agcy. Rev., Trigen-Nassau Energy, Ser.
   98, F.R.W.D., A.M.T.                                         A-1+(d)           3.10        9/02/98      2,000        2,000,000
Hicksville Union Free Sch. Dist., Ser. 98-99, T.A.N.            NR                3.75        6/23/99        800          800,873
Long Island Pwr. Auth., Elec. Sys. Rev., Ser. 6, F.R.D.D.       A-1+(d)           3.30        9/01/98     14,600       14,600,000
Monroe Cnty. Ind. Dev. Agcy. Rev.,
   Gen. Accident Ins. Co., Ser. 84, S.E.M.O.T.                  A-1+(d)           3.70        3/01/99      7,000        7,000,000
   Genesee Valley, Ser. 97, F.R.W.D., A.M.T.                    VMIG1             3.25        9/03/98      3,000        3,000,000
Monroe Cnty., Gen. Oblig.,
   Ser. 97, T.E.C.P.                                            VMIG1             3.70        9/01/98      1,285        1,285,000
   Ser. 97, T.E.C.P.                                            VMIG1             3.40       11/25/98      3,500        3,500,000
Nassau Cnty., Ind. Dev. Agcy. Rev.,
   Cold Spring Harbor, Ser. 89, F.R.D.D.                        A-1+(d)           3.25        9/01/98      3,300        3,300,000
   Cold Spring Harbor, Ser. 93, F.R.D.D.                        A-1+(d)           3.25        9/01/98      1,900        1,900,000
   J.C. Solution Inc. Proj., Ser. 97, F.R.W.D.S., A.M.T.        NR                3.60        9/02/98      3,470        3,470,000
New York City Hlth. and Hosp. Corp. Rev., Health Sys., Ser
   97D, F.R.W.D.                                                VMIG1             2.80        9/02/98      3,000        3,000,000
New York City Hsg. Dev. Corp.,
   400 West 59th St. Proj., Ser. 95A-1, F.R.W.D., A.M.T.        A-1(d)            3.10        9/02/98     11,900       11,900,000
   400 West 59th St. Proj., Ser. 95A-2, F.R.W.D., A.M.T.        A-1(d)            3.10        9/02/98      5,000        5,000,000
   East 17th St. Property, Ser. 93A, F.R.D.D.                   A-1(d)            3.30        9/01/98        700          700,000
   Monterey, Ser. 97A, F.R.W.D.                                 A-1+(d)           2.85        9/02/98      5,000        5,000,000
   River Ct. Proj., Ser. 97A, F.R.W.D., A.M.T.                  A-1(d)            3.10        9/02/98      8,100        8,100,000
New York City Mun. Water Fin. Auth.,
   Ser. 4, T.E.C.P.                                             P-1               3.60       11/05/98      3,000        3,000,000
   Ser. 5, T.E.C.P.                                             P-1               3.60       10/09/98      8,000        8,000,000
   Water & Sewer Auth., Ser. 93C, F.R.D.D.                      VMIG1             3.30        9/01/98      6,100        6,100,000
   Water & Sewer Sys. Rev., Ser. 95A, F.R.D.D.                  VMIG1             3.75        9/01/98      8,700        8,700,000
   Water & Sewer Sys. Rev., Ser. 98-56, M.T.H.O.T.S.            A-1(d)            3.60        9/25/98     10,000       10,000,000
New York City Trust Cultural Res. Rev.,
   Carnegie Hall, Ser. 85, F.R.W.D.                             VMIG1             3.40        9/02/98      8,000        8,000,000
   Soloman R. Guggenheim Proj., Ser. 90B, F.R.D.D.              VMIG1             3.20        9/01/98      1,000        1,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-166

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York City, Gen. Oblig., T.E.C.P.,
   Ser. 94H-3                                                   VMIG1             3.55%      12/24/98   $  5,000     $  5,000,000
   Ser. H6                                                      VMIG1             3.45       10/09/98      6,300        6,300,000
   Ser. J2                                                      VMIG1             3.55       11/20/98      6,000        6,000,000
   Ser. J3                                                      VMIG1             3.45       12/11/98      5,100        5,100,000
New York St. Dorm. Auth. Rev.,
   Cornell Univ., Ser. 90B, F.R.D.D.                            VMIG1             3.20        9/01/98      5,500        5,500,000
   Rockefeller Univ., Ser. 97-C3201, F.R.W.D.S.                 A-1+(d)           3.36        9/03/98      8,850        8,850,000
New York St. Energy Res. & Dev. Auth.,
   Central Hudson Gas & Elec., Ser. 85A, F.R.W.D.               P-1               3.05        9/03/98     13,000       13,000,000
   Con Edison Proj., Ser. PT219, A.N.N.O.T.S., A.M.T.           A-1+(d)           3.75        4/15/99      5,000        5,000,000
   Long Island Ltg. Co. Proj., Ser. 85A, A.N.N.M.T.             VMIG1             3.58        3/01/99      9,500        9,500,000
   Long Island Ltg. Co. Proj., Ser. 95A, F.R.W.D., A.M.T.       VMIG1             3.15        9/02/98      5,000        5,000,000
   New York St. Elec. & Gas, Ser. 94B, F.R.D.D.                 VMIG1             3.20        9/01/98      9,000        9,000,000
   New York St. Elec. & Gas, Ser. 94C, F.R.D.D.                 VMIG1             3.25        9/01/98        800          800,000
   New York St. Elec. & Gas, Ser. D2, F.R.D.D.                  VMIG1             3.30        9/01/98      6,500        6,500,000
   Niagara Mohawk Pwr. Corp., Ser. 85A, F.R.D.D.                A-1+(d)           3.75        9/01/98      5,100        5,100,000
   Niagara Mohawk Pwr. Corp., Ser. 85C, F.R.D.D.                P-1               3.40        9/01/98      5,100        5,100,000
   Niagara Mohawk Pwr. Corp., Ser. 86A, F.R.D.D., A.M.T.        P-1               3.45        9/01/98     16,300       16,300,000
New York St. Environ. Facs. Corp.,
   Ser. 97A, T.E.C.P.                                           VMIG1             3.55       10/16/98      6,800        6,800,000
   Ser. 97A, T.E.C.P.                                           VMIG1             3.55       12/18/98     11,100       11,100,000
New York St. Hsg. Fin. Agcy. Rev.,
   240 East 39th St., Ser. 97A, F.R.W.D., A.M.T.                VMIG1             3.10        9/02/98      8,000        8,000,000
   250 West 50th St., Ser. 97A, F.R.W.D., A.M.T.                VMIG1             2.95        9/02/98      4,000        4,000,000
   State Univ. Construction, Ser. A                             Aaa               8.00       11/01/98      5,375(e)     5,521,396
   Tribeca Landing Hsg., Ser. A, F.R.W.D., A.M.T.               VMIG1             2.95        9/02/98     10,000       10,000,000
   Union Square So. Hsg., Ser. 96A, F.R.W.D., A.M.T.            MIG1              2.95        9/02/98      5,000        5,000,000
New York St. Med. Care Facs. Fin. Agcy. Rev., North Gen.
   Hosp.                                                        Aaa               7.35        8/15/99      2,745(e)     2,892,216
New York St. Power Auth. Rev.,
   S.E.M.M.T.                                                   VMIG1             3.45        3/01/99      7,500        7,500,000
   Ser. 2, T.E.C.P.                                             P-1               3.50       10/08/98      5,000        5,000,000
New York St. Thruway Auth. Rev., Ser. SGA 66, F.R.W.D.S.        A-1+(d)           3.39        9/02/98      3,845        3,845,000
Niagara Cnty. Ind. Dev. Agcy. Rev., F.R.W.D., A.M.T.,
   Solid Waste Disp. Rev., American Refuel Co., Ser. 1996D      P-1               3.15        9/02/98      7,800        7,800,000
   Solid Waste Disp. Rev., American Refuel Co., Ser. 94C        P-1               3.15        9/02/98     10,800       10,800,000
North Colonie Central Sch. Dist., Ser. 98, T.A.N.               NR                3.65       11/13/98      2,000        2,000,579
Onondaga Cnty. Ind. Dev. Agcy. Rev., Syracuse Research
   Corp.,
   Ser. 97A, F.R.W.D.S.                                         A-1(d)            3.15        9/03/98      3,200        3,200,000
Oswego Cnty. Ind. Dev. Agcy. Rev., Phillip Morris Co.,
   Ser. 92, F.R.W.D.                                            P-1               3.40        9/02/98     10,000       10,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-167

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Port Auth. of New York & New Jersey,
   Ser. 2, F.R.D.D.                                             VMIG1             3.20%       9/01/98   $  1,900     $  1,900,000
   Ser. 3, F.R.D.D.                                             VMIG1             3.35        9/01/98        500          500,000
   Ser. 5, F.R.D.D.                                             VMIG1             3.35        9/01/98        700          700,000
   Ser. 93-1, F.R.W.D.                                          NR                3.338       9/01/98     12,000       12,000,000
Ramapo Hsg. Auth. Rev., Fountainview Proj., Ser. 98,
   F.R.W.D., A.M.T.                                             VMIG1             3.50        9/02/98     11,485       11,485,000
Shenendehowa Central Sch. Dist., Ser. 98, R.A.N.                NR                3.70        6/30/99      5,000        5,000,372
Syracuse Ind. Dev. Agcy., Syracuse Univ., Ser. 93,
   F.R.D.D.                                                     A-1+(d)           3.20        9/01/98        800          800,000
Triborough Bridge & Tunnel Auth. Rev., Ser. 94, F.R.W.D.        VMIG1             2.80        9/02/98      2,200        2,200,000
Yates Cnty. Ind. Dev. Agcy. Rev., Clearplass Containers,
   Inc.,
   Ser. 92A, F.R.W.D.                                           A-1(d)            3.15        9/03/98      1,045        1,045,000
                                                                                                                     ------------
Total Investments--97.2%
(cost $400,620,852;(b))                                                                                               400,620,852
Other assets in excess of liabilities--2.8%                                                                            11,731,601
                                                                                                                     ------------
Net Assets--100%                                                                                                     $412,352,453
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    A.N.N.O.T.S.--Annual Optional Tender Synthetic.
    F.R.D.D.--Floating Rate (Daily) Demand Note (c).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (c).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (c). M.T.H.O.T.S.--Monthly Optional Tender Synthetic.
    R.A.N.--Revenue Anticipation Note.
    S.E.M.M.T.--Semi-Annual Mandatory Tender.
    S.E.M.O.T.--Semi-Annual Optional Tender.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(d) Standard & Poor's Rating.
(e) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-168

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities        NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at amortized cost which approximates market value............................................      $  400,620,852
Cash......................................................................................................             152,859
Receivable for investments sold...........................................................................          18,544,051
Receivable for Series shares sold.........................................................................           4,464,636
Interest receivable.......................................................................................           2,094,901
Other assets..............................................................................................               8,626
                                                                                                                ---------------
   Total assets...........................................................................................         425,885,925
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           7,500,000
Payable for Series shares reacquired......................................................................           5,575,599
Dividends payable.........................................................................................             189,164
Management fee payable....................................................................................             174,286
Accrued expenses..........................................................................................              65,935
Distribution fee payable..................................................................................              24,361
Deferred trustee's fee....................................................................................               4,127
                                                                                                                ---------------
   Total liabilities......................................................................................          13,533,472
                                                                                                                ---------------
Net Assets................................................................................................      $  412,352,453
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $    4,123,524
   Paid-in capital in excess of par.......................................................................         408,228,929
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................      $  412,352,453
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($412,352,453 / 412,352,453 shares
   of beneficial interest issued and outstanding; unlimited number of shares authorized)..................               $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-169

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1998
Income
   Interest...................................     $13,403,540
                                                 ---------------
Expenses
   Management fee.............................       1,867,472
   Distribution fee...........................         466,868
   Transfer agent's fees and expenses.........         130,000
   Custodian's fees and expenses..............          45,000
   Reports to shareholders....................          26,000
   Registration fees..........................          22,000
   Legal fees and expenses....................          12,000
   Audit fee and expenses.....................           8,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................           9,036
                                                 ---------------
      Total expenses..........................       2,590,376
       Less: custodian fee credit.............         (11,713)
                                                 ---------------
      Net expenses............................       2,578,663
                                                 ---------------
Net investment income.........................      10,824,877
Net realized gain on investments..............           3,750
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $10,828,627
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1998               1997
                               ---------------    ---------------
Operations
   Net investment income.....  $    10,824,877    $     9,366,586
   Net realized gain on
      investment
      transactions...........            3,750                 --
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       10,828,627          9,366,586
                               ---------------    ---------------
Dividends and distributions
   to shareholders...........      (10,828,627)        (9,366,586)
                               ---------------    ---------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold...................    1,298,953,146      1,086,099,180
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........       10,570,063          9,107,958
   Cost of shares
      reacquired.............   (1,255,462,008)    (1,086,385,693)
                               ---------------    ---------------
   Net increase in net assets
      from Series share
      transactions...........       54,061,201          8,821,445
                               ---------------    ---------------
Total increase...............       54,061,201          8,821,445
Net Assets
Beginning of year............      358,291,252        349,469,807
                               ---------------    ---------------
End of year..................  $   412,352,453    $   358,291,252
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-170

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The New York Money Market Series (the "Series") commenced investment operations in April, 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in "investment grade" tax-exempt securities having a maturity of 13 months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC. ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's shares pursuant to the plans of distribution regardless of expenses actually incurred by them. The Series reimburses PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fees are accrued daily and payable monthly.

PSI, PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $109,000 for the services of PMFS. As of August 31, 1998, approximately $8,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       B-171

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                    Year Ended August 31,
                                                          -----------------------------------------------------------------
                                                              1998             1997         1996         1995        1994
                                                          ------------       --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................      $   1.00         $   1.00     $   1.00     $   1.00    $   1.00
Net investment income and net realized gains..........           .03              .03          .03          .03         .02
Dividends and distributions to shareholders...........          (.03)            (.03)        (.03)        (.03)       (.02)
                                                          ------------       --------     --------     --------    --------
Net asset value, end of year..........................      $   1.00         $   1.00     $   1.00     $   1.00    $   1.00
                                                          ------------       --------     --------     --------    --------
                                                          ------------       --------     --------     --------    --------
TOTAL RETURN(a):......................................          2.94%            2.91%        2.97%        3.06%       1.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................      $412,352         $358,291     $349,470     $324,698    $269,073
Average net assets (000)..............................      $373,494         $326,092     $336,427     $292,763    $280,492
Ratios to average net assets:
   Expenses, including distribution fee...............           .69%             .71%         .72%         .73%        .77%
   Expenses, excluding distribution fee...............           .57%             .58%         .60%         .61%        .64%
   Net investment income..............................          2.90%            2.87%        2.91%        3.02%       1.78%

---------------
(a) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-172

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants          NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------

Federal Income Tax Information               PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                                  NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income totaling $.03 per share were federally tax-exempt interest dividends.
--------------------------------------------------------------------------------

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.8%
------------------------------------------------------------------------------------------------------------------------------
Asheville Hsg. Auth. Multifam. Rev., Woodridge Apts.,
   G.N.M.A., A.M.T.                                             AAA(c)            5.70%      11/20/19   $    750      $   778,275
Buncombe Cnty., Pub. Impvt. Bonds                               AAA(c)            6.90        3/01/09      1,000(e)     1,036,630
Charlotte Mecklenberg Hosp.,
   Hlth. Care Sys. Rev.                                         AA(c)             6.25        1/01/20        430(e)       469,543
   Hlth. Care Sys. Rev.                                         Aa3               6.25        1/01/20        320          345,757
   Hlth. Care Sys. Rev.                                         Aa3               5.875       1/15/26      1,000        1,081,420
Charlotte Spec. Fac. Rev., US Airways, A.M.T.                   NR                5.60        7/01/27        500          502,535
Charlotte Wtr. & Swr.                                           Aaa               6.20        6/01/17      1,500(e)     1,649,550
Charlotte Wtr. & Swr.                                           Aaa               5.90        2/01/19      1,000(e)     1,108,840
City of Greensboro, Enterprise Sys. Rev., Ser. A                A1                5.30        6/01/15      1,000        1,041,690
Columbus Ind. Fac. & Poll. Fin. Auth., Intl. Paper Co.
   Proj., A.M.T.                                                A3                6.15        4/01/21      1,000        1,091,770
Concord Util. Sys. Rev., M.B.I.A.                               Aaa               5.50       12/01/14      1,000        1,069,440
Fayetteville, Cert. of Part., San. Swr. & Pub. Impvt.,
   A.M.B.A.C.                                                   Aaa               6.875      12/01/08      1,000(e)     1,060,600
Guam Airport Auth. Rev., Ser. B, A.M.T.                         BBB(c)            6.60       10/01/10      1,000        1,097,910
Guam Pwr. Auth. Rev.,
   Ser. A, 1994                                                 BBB(c)            6.625      10/01/14        250          278,260
   Ser. A, 1994                                                 BBB(c)            6.75       10/01/24        525          587,780
Haywood Cnty., Ind. Facs. & Poll. Ctrl., Fin. Auth. Env.
   Impvt. Rev.,
   Champion Intl. Corp. Proj., Ser. A, A.M.T.                   Baa1              5.75       12/01/25      1,000        1,038,030
Lenoir Hsg. Auth. Mtge. Rev., Caldwell Garden Apt. Proj.,
   Ser. A, G.N.M.A.                                             AAA(c)            5.70        8/20/24      1,000        1,039,680
Lincoln Cnty., Gen. Oblig., Ref., F.G.I.C.                      Aaa               5.10        6/01/09      1,170        1,231,799
Martin Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth. Rev.,
   Weyerhaueser Co. Proj.                                       A2                8.50        6/15/99        200          207,540
New Hanover Cnty. Hosp. Rev., Regl. Med. Ctr. Proj.,
   A.M.B.A.C.                                                   Aaa               5.75       10/01/26      1,000        1,074,360
No. Carolina Eastn. Mun. Pwr. Agcy.,
   Pwr. Sys. Rev., Ser. A, E.T.M.                               Aaa               6.50        1/01/18      1,995        2,413,292
   Pwr. Sys. Rev., Ser. A                                       Baa1              6.40        1/01/21      1,000        1,061,550
   Pwr. Sys. Rev., Ser. B                                       Aaa               6.00        1/01/26        650(e)       752,693
   Pwr. Sys. Rev., A.M.B.A.C.                                   Aaa               6.00        1/01/18      1,000        1,137,710
   Pwr. Sys. Rev., M.B.I.A.                                     Aaa               6.50        1/01/18      1,005        1,204,362
No. Carolina Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser.
   TT, A.M.T.                                                   Aa2               5.70        9/01/26      1,000        1,033,860
No. Carolina Med. Care Comn.
   Hlth. Care Facs. Rev.                                        NR                5.625       9/01/24      1,000          984,570
   Hlth. Care Facs. Rev., Stanley Mem. Hosp. Proj.              Baa1              7.80       10/01/19        650(e)       692,133

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-175

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
No. Carolina Med. Care Comn., Hosp. Rev.,
   Annie Pen Mem. Hosp. Proj.                                   Baa3              7.50%       8/15/21   $  1,000(e)   $ 1,131,760
   Rex Hosp. Proj.                                              A1                6.25        6/01/17      1,750(e)     1,954,942
No. Carolina Mun. Pwr. Agcy.,
   No. 1 Catawba Elec. Rev., A.M.B.A.C.                         Aaa               5.25        1/01/09      1,000        1,070,770
   No. 1 Catawba Elec. Rev., M.B.I.A.                           Aaa               6.00        1/01/10      1,250        1,420,912
   No. 1 Catawba Elec. Rev., M.B.I.A.                           Aaa               6.97        1/01/12      2,000(d)     2,187,500
Northern Hosp. Dist., Surry Cnty. Hlth. Care Facs. Rev.         Ba1               7.875      10/01/21      1,500        1,638,240
Pitt Cnty, Cert. of Part., Pub. Facs.,
   Ser. A, M.B.I.A.                                             Aaa               5.55        4/01/12      1,500        1,626,660
   Ser. B, M.B.I.A.                                             Aaa               5.40        4/01/08        700          758,786
Pitt Cnty. Rev., Pitt Cnty. Mem. Hosp.                          Aa3               5.25       12/01/21      1,500        1,520,730
Puerto Rico Commonwlth., Hwy. & Trans.,
   Ser. A, A.M.B.A.C.                                           Aaa               Zero        7/01/15      1,000          449,280
   Ser. A, A.M.B.A.C.                                           Aaa               Zero        7/01/16      1,000          427,680
Puerto Rico Comnwlth.,
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.                   Baa1              Zero        7/01/15      2,150          942,453
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa               6.25        7/01/10      1,240        1,349,058
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Facs., Upjohn
   Co. Auth. Rev.                                               A1                7.50       12/01/23        500          519,325
Puerto Rico Ind. Tourist Ed., Menn. Gen. Hosp., Ser. A          BBB(c)            5.625       7/01/17        500          511,240
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                   Aaa               6.819       1/25/07      1,000(d)     1,108,750
Union Cnty. Wtr. & Swr., Solid Waste Rev.                       A1                6.50        4/01/07        850(e)       922,233
University of No. Carolina, Chapel Hill Hosp. Rev.              Aa2               Zero        8/01/19      2,715          978,296
Virgin Islands Pub. Fin. Auth. Rev., Ser. E                     NR                5.875      10/01/18        375          388,279
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91      NR                7.75       10/01/06        365(e)       401,569
Wake Cnty. Hosp. Rev., E.T.M., M.B.I.A.                         Aaa               5.125      10/01/26      1,000        1,022,650
Winston Salem, Sngl. Fam. Mtge. Rev., A.M.T.                    A1                8.00        9/01/07        295          307,015
Winston Salem, Wtr. & Swr. Sys. Rev., Ser. B                    Aa2               5.70        6/01/17      1,000        1,063,610
                                                                                                                      -----------
Total long-term investments (cost $46,506,631)                                                                        $50,773,317
SHORT-TERM INVESTMENT--1.0%

No. Carolina Med. Care Comm., Hlth. Care Facs. Rev., Ser.
   97, F.R.D.D.
   (cost $500,000)                                              VMIG1             3.30%       9/01/98   $    500      $   500,000
                                                                                                                      -----------
Total Investments--98.8%
(cost $47,006,631; Note 4)                                                                                             51,273,317
Other assets in excess of liabilities--1.2%                                                                               631,320
                                                                                                                      -----------
Net Assets--100%                                                                                                      $51,904,637
                                                                                                                      -----------
                                                                                                                      -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-176

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed To Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-177

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
                                                                                                               ---------------
Investments, at value (cost $47,006,631)..................................................................        $51,273,317
Cash......................................................................................................             43,713
Interest receivable.......................................................................................            706,753
Receivable for investments sold...........................................................................             45,000
Receivable for Series shares sold.........................................................................                546
Other assets..............................................................................................              1,463
                                                                                                                ---------------
   Total assets...........................................................................................         52,070,792
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................             85,591
Dividends payable.........................................................................................             40,186
Management fee payable....................................................................................             21,925
Distribution fee payable..................................................................................             11,758
Deferred trustee's fee....................................................................................              4,127
Payable for Series shares reaquired.......................................................................              2,568
                                                                                                                ---------------
   Total liabilities......................................................................................            166,155
                                                                                                                ---------------
Net Assets................................................................................................        $51,904,637
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................        $    44,403
   Paid-in capital in excess of par.......................................................................         47,380,283
                                                                                                                ---------------
                                                                                                                   47,424,686
   Accumulated net realized gain on investments...........................................................            213,265
   Net unrealized appreciation on investments.............................................................          4,266,686
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................        $51,904,637
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($30,148,537 DIVIDED BY 2,579,555 shares of beneficial interest issued and outstanding).............             $11.69
   Maximum sales charge (3% of offering price)............................................................                .36
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $12.05
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($21,726,462 DIVIDED BY 1,858,162 shares of beneficial interest issued and outstanding).............             $11.69
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($29,638 DIVIDED BY 2,535 shares of beneficial interest issued and outstanding).....................             $11.69
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-178

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1998
                                               ---------------
Income
  Interest..................................     $ 2,990,650
                                               ---------------
Expenses
  Management fee............................         265,541
  Distribution fee--Class A.................          29,617
  Distribution fee--Class B.................         117,300
  Distribution fee--Class C.................             234
  Custodian's fees and expenses.............          47,000
  Transfer agent's fees and expenses........          31,000
  Registration fees.........................          15,000
  Legal fees and expenses...................          12,000
  Reports to shareholders...................          10,000
  Audit fee and expenses....................          10,000
  Trustee's fees and expenses...............           4,000
  Miscellaneous.............................             974
                                               ---------------
     Total expenses.........................         542,666
Less: Custodian fee credit..................            (512)
                                               ---------------
  Net expenses..............................         542,154
                                               ---------------
Net investment income.......................       2,448,496
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
  Investment transactions...................         588,200
  Financial futures transactions............        (120,417)
                                               ---------------
                                                     467,783
Net change in unrealized appreciation on:
  Investments...............................       1,410,422
                                               ---------------
Net gain on investments.....................       1,878,205
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,326,701
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1998           1997
                                        ------         ------
Operations
  Net investment income.............  $ 2,448,496    $ 2,656,775
  Net realized gain (loss) on
     investment transactions........      467,783       (242,579)
  Net change in unrealized
     appreciation of investments....    1,410,422      2,214,384
                                      -----------    -----------
  Net increase in net assets
     resulting from operations......    4,326,701      4,628,580
                                      -----------    -----------
Dividends and distributions (Note
  1):
  Dividends from net investment income
     Class A........................   (1,417,583)    (1,416,471)
     Class B........................   (1,029,623)    (1,237,447)
     Class C........................       (1,290)        (2,857)
                                      -----------    -----------
                                       (2,448,496)    (2,656,775)
                                      -----------    -----------
  Dividends in excess of net
     investment income
     Class A........................       (3,350)            --
     Class B........................       (2,696)            --
     Class C........................           (2)            --
                                      -----------    -----------
                                           (6,048)            --
                                      -----------    -----------
  Distributions from net realized
     gains
     Class A........................           --       (415,499)
     Class B........................           --       (402,215)
     Class C........................           --         (1,043)
                                      -----------    -----------
                                               --       (818,757)
                                      -----------    -----------
Series share transactions (net of
  share conversions) (Note 5):
  Net proceeds from shares sold.....    1,884,417      1,147,633
  Net asset value of shares issued
     in reinvestment of dividends
     and distributions..............    1,223,860      1,824,425
  Cost of shares reacquired.........   (7,439,832)    (8,951,218)
                                      -----------    -----------
  Net decrease in net assets from
     Series share transactions......   (4,331,555)    (5,979,160)
                                      -----------    -----------
Total decrease......................   (2,459,398)    (4,826,112)
Net Assets
Beginning of year...................   54,364,035     59,190,147
                                      -----------    -----------
End of year.........................  $51,904,637    $54,364,035
                                      -----------    -----------
                                      -----------    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-179

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements        NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The North Carolina Series (the "Series") commenced investment operations in February 1985. The Series is diversified and its investment objective is to maximize current income that is exempt from North Carolina State and federal taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve this objective by investing primarily in North Carolina State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions. There were no written options outstanding at August 31, 1998.

The Series, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       B-180

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $6,048, decrease accumulated net realized gain on investments by $6,187 and increase paid in capital by $139, due to the sale of securities purchased with market discount during the year ended August 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B and Class C shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1998.

PSI and PIMS have advised the Series that they received approximately $7,000 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1998. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that during the year ended August 31, 1998, they received approximately $24,500 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the Agreement during the year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is
--------------------------------------------------------------------------------
                                       B-181

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $21,900 for the services of PMFS. As of August 31, 1998, approximately $1,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1998 were $13,947,826 and $18,376,158, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1998, was substantially the same as for financial reporting purposes and accordingly, net and gross unrealized appreciation of investments for federal income tax purposes was $4,266,686.

The Series utilized its capital loss carryforward of approximately $174,500 to offset net taxable gains realized and recognized during the fiscal year ended August 31, 1998.

------------------------------------------------------------

Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      59,805    $    689,711
Shares issued in reinvestment of
  dividends and distributions.......      61,184         704,193
Shares reacquired...................    (340,697)     (3,915,222)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (219,708)     (2,521,318)
Shares issued upon conversion from
  Class B...........................     198,171       2,280,593
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (21,537)   $   (240,725)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................      25,285    $    280,617
Shares issued in reinvestment of
  dividends and distributions.......      85,714         955,648
Shares reacquired...................    (401,703)     (4,475,363)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (290,704)     (3,239,098)
Shares issued upon conversion from
  Class B...........................     351,056       3,922,799
                                      ----------    ------------
Net increase in shares
  outstanding.......................      60,352    $    683,701
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1998:
Shares sold.........................     102,504    $  1,180,465
Shares issued in reinvestment of
  dividends and distributions.......      45,084         519,030
Shares reacquired...................    (301,758)     (3,476,241)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (154,170)     (1,776,746)
Shares reacquired upon conversion
  into Class A......................    (198,135)     (2,280,593)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (352,305)   $ (4,057,339)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       B-182

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1997:
Shares sold.........................      77,563    $    866,566
Shares issued in reinvestment of
  dividends and distributions.......      77,680         866,195
Shares reacquired...................    (399,433)     (4,460,630)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (244,190)     (2,727,869)
Shares reacquired upon conversion
  into Class A......................    (350,818)     (3,922,799)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (595,008)   $ (6,650,668)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1998:
Shares sold.........................       1,231    $     14,241
Shares issued in reinvestment of
  dividends and distributions.......          56             637
Shares reacquired...................      (4,208)        (48,369)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (2,921)   $    (33,491)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................          40    $        450
Shares issued in reinvestment of
  dividends and distributions.......         232           2,582
Shares reaquired....................      (1,372)        (15,225)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (1,100)   $    (12,193)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                 Class A
                                                          ------------------------------------------------------
                                                                          Year Ended August 31,
                                                          ------------------------------------------------------
                                                           1998        1997        1996        1995        1994
                                                          -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $ 11.28     $ 11.06     $ 11.19     $ 11.06     $12.04
                                                          -------     -------     -------     -------     ------
Income from investment operations
Net investment income..................................       .55         .54(a)      .53(a)      .60(a)     .61
Net realized and unrealized gain (loss) on investment
   transactions........................................       .41         .38        (.01)        .13       (.76)
                                                          -------     -------     -------     -------     ------
   Total from investment operations....................       .96         .92         .52         .73       (.15)
                                                          -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income...................      (.55)       (.54)       (.53)       (.60)      (.61)
Distributions in excess of net investment income.......        --(c)       --          --          --         --
Distributions from net realized gains..................        --        (.16)       (.12)         --       (.22)
                                                          -------     -------     -------     -------     ------
   Total distributions.................................      (.55)       (.70)       (.65)       (.60)      (.83)
                                                          -------     -------     -------     -------     ------
Net asset value, end of year...........................   $ 11.69     $ 11.28     $ 11.06     $ 11.19     $11.06
                                                          -------     -------     -------     -------     ------
                                                          -------     -------     -------     -------     ------
TOTAL RETURN(b):.......................................      8.72%       8.58%       4.70%       6.86%     (1.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................   $30,149     $29,350     $28,089     $26,519     $2,256
Average net assets (000)...............................   $29,617     $29,055     $27,628     $15,244     $2,067
Ratios to average net assets:
   Expenses, including distribution fees...............       .84%        .93%(a)    1.03%(a)     .98%(a)    .88%
   Expenses, excluding distribution fees...............       .74%        .83%(a)     .93%(a)     .88%(a)    .78%
   Net investment income...............................      4.79%       4.87%(a)    4.78%(a)    5.25%(a)   5.31%
For Class A, B and C shares:
   Portfolio turnover rate.............................        27%         35%         23%         28%        17%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-184

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                  NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                  Class B
                                                          -------------------------------------------------------
                                                                           Year Ended August 31,
                                                          -------------------------------------------------------
                                                           1998        1997        1996        1995        1994
                                                          -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $ 11.29     $ 11.06     $ 11.19     $ 11.06     $ 12.05
                                                          -------     -------     -------     -------     -------
Income from investment operations
Net investment income..................................       .51         .50(a)      .49(a)      .55(a)      .56
Net realized and unrealized gain (loss) on investment
   transactions........................................       .40         .39        (.01)        .13        (.77)
                                                          -------     -------     -------     -------     -------
   Total from investment operations....................       .91         .89         .48         .68        (.21)
                                                          -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...................      (.51)       (.50)       (.49)       (.55)       (.56)
Distributions in excess of net investment income.......        --(c)       --          --          --          --
Distributions from net realized gains..................        --        (.16)       (.12)         --        (.22)
                                                          -------     -------     -------     -------     -------
   Total distributions.................................      (.51)       (.66)       (.61)       (.55)       (.78)
                                                          -------     -------     -------     -------     -------
Net asset value, end of year...........................   $ 11.69     $ 11.29     $ 11.06     $ 11.19     $ 11.06
                                                          -------     -------     -------     -------     -------
                                                          -------     -------     -------     -------     -------
TOTAL RETURN(b):.......................................      8.19%       8.25%       4.28%       6.44%      (1.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................   $21,726     $524,952    $31,029     $40,119     $69,448
Average net assets (000)...............................   $23,460     $27,703     $35,605     $51,963     $73,606
Ratios to average net assets:
   Expenses, including distribution fees...............      1.24%       1.33%(a)    1.43%(a)    1.34%(a)    1.28%
   Expenses, excluding distribution fees...............       .74%        .83%(a)     .93%(a)     .84%(a)     .78%
   Net investment income...............................      4.39%       4.47%(a)    4.37%(a)    5.10%(a)    4.89%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-185

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                  Class C
                                                          -------------------------------------------------------
                                                                                                       August 1,
                                                                                                        1994(d)
                                                                   Year Ended August 31,                through
                                                          ----------------------------------------     August 31,
                                                           1998        1997       1996       1995         1994
                                                          -------     ------     ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................   $ 11.29     $11.06     $11.19     $11.06       $11.09
                                                          -------     ------     ------     ------        -----
Income from investment operations
Net investment income..................................       .48        .47(a)     .46(a)     .52(a)       .04
Net realized and unrealized gain (loss) on investment
   transactions........................................       .40        .39       (.01)       .13         (.03)
                                                          -------     ------     ------     ------        -----
   Total from investment operations....................       .88        .86        .45        .65          .01
                                                          -------     ------     ------     ------        -----
Less distributions
Dividends from net investment income...................      (.48)      (.47)      (.46)      (.52)        (.04)
Distributions in excess of net investment income.......        --(e)      --         --         --           --
Distributions from net realized gains..................        --       (.16)      (.12)        --           --
                                                          -------     ------     ------     ------        -----
   Total distributions.................................      (.48)      (.63)      (.58)      (.52)        (.04)
                                                          -------     ------     ------     ------        -----
Net asset value, end of period.........................   $ 11.69     $11.29     $11.06     $11.19       $11.06
                                                          -------     ------     ------     ------        -----
                                                          -------     ------     ------     ------        -----
TOTAL RETURN(b):.......................................      7.92%      7.98%      4.03%      6.17%         .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................   $    30     $   62     $   72     $   53       $   10
Average net assets (000)...............................   $    31     $   68     $   69     $   32       $    5
Ratios to average net assets:
   Expenses, including distribution fees...............      1.49%      1.58%(a)   1.68%(a)   1.63%(a)     1.67%(c)
   Expenses, excluding distribution fees...............       .74%       .83%(a)    .93%(a)    .88%(a)      .92%(c)
   Net investment income...............................      4.14%      4.22%(a)   4.14%(a)   4.59%(a)     5.06%(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-186

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, North Carolina Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------

Federal Income Tax Information            PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                               NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $0.55 per Class A share, $0.51 per Class B share, and $0.48 per Class C share were all federally tax-exempt interest dividends. The Series also paid to Class A, B and C shares distribution of $0.0013 which is taxable as ordinary income.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description(a)                                                 (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.2%
------------------------------------------------------------------------------------------------------------------------------
Akron Econ. Dev. Rev., M.B.I.A.                                Aaa               6.00%      12/01/12   $  1,750       $ 2,001,895
Akron, Bath & Copley Twnshps., Hosp. Dist. Rev., Summa
   Health Systems Proj., Ser. A                                A3                5.75       11/15/08      4,015         4,269,832
Akron, Gen. Oblig.                                             A2               10.50       12/01/04        200           269,668
Brecksville Broadview Heights City Sch. Dist., F.G.I.C.        Aaa               6.50       12/01/16      1,000         1,157,100
Canton Water Works Sys., Gen. Oblig., A.M.B.A.C.               Aaa               5.85       12/01/15        700           764,708
Carroll Cnty. Econ. Dev. Rev., Great Trail Lake Ctr.,
   F.H.A.                                                      NR               11.75        8/01/14        625           702,844
Clear Fork Valley Loc. Sch. Dist., Richland Cnty.              AA(c)             Zero       12/01/24        845           230,660
Cleveland Arpt. Spl. Rev. Ref., Continental Airlines,
   Inc., A.M.T.                                                Ba2               5.70       12/01/19        650(e)        652,256
Cleveland City Sch. Dist., Gen. Oblig.,
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa               Zero        6/01/05        490           369,391
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa               Zero        6/01/06        400           286,996
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa               Zero        6/01/07        315           215,608
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa               Zero       12/01/08        550           350,301
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A.          AA(c)            7.625        1/01/22      1,885(d)      2,399,228
Columbus, Gen. Oblig., Mun. Arpt. No. 32, A.M.T.               Aaa               7.15        7/15/06        435           471,679
Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.                 A1                6.25        8/15/24      1,500(d)      1,719,000
Dayton, Gen. Oblig., M.B.I.A.                                  Aaa               7.00       12/01/07        480(f)        580,051
Dover Mun. Elec. Sys. Rev., F.G.I.C.                           Aaa               5.95       12/01/14      1,000         1,095,240
Dublin City Sch. Dist., Cap. Apprec., F.G.I.C., Ref.           Aaa               Zero       12/01/10      1,120           637,773
Fairfield City Sch. Dist., Cap. Apprec., Ref., Sch.
   Impvt.                                                      A1                Zero       12/01/09        515           310,452
Franklin Cnty. Hlth. Care Fac. Rev., Ref., Ohio
   Presbyterian Svcs.                                          NR                5.50        7/01/21      1,000           998,630
Franklin Cnty. Hosp. Rev., Holy Cross Hlth. Sys., Ser. B,
   A.M.B.A.C.                                                  Aaa               7.65        6/01/10      2,500(d)(f)    2,713,100
Franklin Cnty. Pub. Impvt., Ser. 93                            Aaa              5.375       12/01/20      3,000         3,132,660
Gahanna Jefferson City Sch. Dist., Gen. Oblig.,
   A.M.B.A.C.                                                  Aaa               Zero       12/01/09        445           268,255
Greene Cnty., Cap. Apprec.,
   Swr. Sys. Rev., A.M.B.A.C.                                  Aaa               Zero       12/01/08        450           286,610
   Wtr. Sys. Rev., Ser. A, F.G.I.C.                            Aaa              6.125      12/01/21      1,000         1,113,230
Guam Pwr. Auth. Rev., Ser. A                                   BBB(c)            6.75       10/01/24      3,110         3,481,894
Hilliard City Sch. Dist., Cap. Apprec. Impvt.,
   Ser. A, F.G.I.C.                                            Aaa               Zero       12/01/09      2,855         1,721,051
   Ser. A, F.G.I.C.                                            Aaa               Zero       12/01/10      2,855         1,625,751
Huber Heights Water Sys. Rev., Cap. Apprec., M.B.I.A.          Aaa               Zero       12/01/23      1,000           286,950
Kent St. Univ. Rev., Ser. 1561, A.M.B.A.C.                     AAA(c)            5.00        5/01/23      1,000           991,530
Lakota Local Sch. Dist., Cap. Apprec., F.G.I.C.                Aaa               Zero       12/01/11      1,250           672,813
Logan Hocking Local Sch. Dist., Hocking, Perry & Vinton
   Co., Gen. Oblig., A.M.B.A.C.                                Aaa               Zero       12/01/09        650           392,262
Lorain Cnty. Hosp. Rev., Ref. Mtge., Elyria United
   Methodist Village                                           NR               6.875        6/01/22      2,500         2,765,500
Lucas Cnty. Hlth. Fac. Rev., Ref., Ohio Presbyterian
   Retirement Svcs.                                            NR               6.625        7/01/14      1,750         1,927,240
Lucas Cnty. Hosp. Rev., Promedica Healthcare Oblig., Ser.
   96, M.B.I.A.                                                Aaa               5.75       11/15/09      3,000(f)      3,318,180

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-189

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Marion Cnty. Hosp. Impvt. Rev., Ref., Comn. Hosp., Ser.
   96                                                          BBB+(c)          6.375%       5/15/11    $ 2,000       $ 2,200,560
Marysville Village Sch. Dist., Gen. Oblig., Sch. Impvt.,
   M.B.I.A.                                                    Aaa              Zero        12/01/15        865           379,086
Miami Cnty. Hosp. Fac. Rev., Ref. & Impvt., Upper Valley
   Med. Ctr.                                                   Baa              6.375        5/15/26      1,000         1,074,370
Montgomery Cnty. Hlth. Sys. Rev., Ref., Franciscan Med.
   Ctr., Dayton                                                Baa1             5.50         7/01/18      1,750         1,766,765
Montgomery Cnty. Swr. Sys. Rev.,
   Greater Moraine, Beaver Creek, F.G.I.C.                     Aaa              Zero         9/01/05      1,000           746,010
   Greater Moraine, Beaver Creek, F.G.I.C.                     Aaa              Zero         9/01/07        500           338,545
Mount Vernon City Sch. Dist., Gen. Oblig., F.G.I.C.            Aaa               7.50       12/01/14        500           591,265
Newark, Ltd. Tax Gen. Oblig., Wtr. Impvt.,
   Cap. Apprec., A.M.B.A.C.                                    Aaa              Zero        12/01/06        805           565,343
   Cap. Apprec. Ref., F.G.I.C.                                 Aaa              Zero        12/01/14      1,245           566,027
   Cap. Apprec. Ref., F.G.I.C.                                 Aaa              Zero        12/01/17      1,495           579,970
   Cap. Apprec. Ref., F.G.I.C.                                 Aaa              Zero        12/01/18      1,495           551,042
North Canton City Sch.,
   Cap. Apprec. Ref., F.G.I.C                                  Aaa              Zero        12/01/07      1,210           810,458
   Cap. Apprec. Ref., F.G.I.C                                  Aaa              Zero        12/01/09      1,205           726,398
Ohio Hsg. Fin. Agy., Mtg. Rev., G.N.M.A., A.M.T.               AAA(c)            6.05        9/01/17      1,000         1,067,070
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,
   Cleveland Elec. Co. Proj., Ref., F.G.I.C.                   Aaa               8.00       12/01/13      2,500(f)      2,884,675
   Cleveland Elec. Co. Proj., Ref., A.M.T.                     Ba1               6.10        8/01/20      1,000         1,046,190
   Edison Proj., Ser. A, F.G.I.C                               Aaa               7.45        3/01/16      3,750(f)      4,004,512
Ohio St. Bldg. Auth., Das Data Ctr. Proj.                      Aa3               6.00       10/01/08        615           699,249
Ohio St. Higher Edl. Fac. Comn. Rev., Case Western Resv.
   Univ., Ser. B                                               Aa3               6.50       10/01/20        750           903,900
Ohio St. Solid Waste Rev., A.M.T.                              NR                8.50        8/01/22      1,000         1,068,540
Pickerington Local Sch. Dist.,
   Gen. Oblig., A.M.B.A.C.                                     Aaa              Zero        12/01/08        890           566,850
   Gen. Oblig., A.M.B.A.C.                                     Aaa              Zero        12/01/09      1,875         1,130,288
   Gen. Oblig., A.M.B.A.C.                                     Aaa              Zero        12/01/13        525           252,425
Puerto Rico Comm., M.B.I.A.                                    Aaa               4.875       7/01/23      1,000           985,060
Puerto Rico Elec. Pwr. Auth. Rev., Ser. S, M.B.I.A.            Aaa               6.125       7/01/09      1,000         1,156,660
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                               Baa1             Zero         7/01/06      3,000         2,144,790
Puerto Rico, Cap. Apprec. Ref., Pub. Impt., Gen. Oblig.        Baa1             Zero         7/01/14      1,000           463,930
Reynoldsburg City Sch. Dist., Cap. Apprec. Ref., F.G.I.C.      Aaa              Zero        12/01/12      1,465           744,191
Sugarcreek Local Sch. Dist., Cap. Apprec., F.G.I.C.            Aaa              Zero        12/01/08        500           320,055
Toledo, Cap. Apprec. Ref.,
   Ser. B, F.G.I.C.                                            Aaa              Zero        12/01/09      1,450           874,089
   Ser. B, F.G.I.C.                                            Aaa              Zero        12/01/10      1,000           569,440
Trumbull Cnty. Cap. Apprec., A.M.B.A.C.                        Aaa              Zero        12/01/10      1,300           740,272
Trumbull Cnty. Correctional Fac.,
   Cap. Apprec., A.M.B.A.C.                                    Aaa              Zero        12/01/08      1,250           796,137
   Cap. Apprec., A.M.B.A.C.                                    Aaa              Zero        12/01/09      1,250           753,525

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-190

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Univ. of Puerto Rico Rev., Cap. Apprec. Ref., Ser. N,
   M.B.I.A.                                                    Aaa               Zero        6/01/13    $ 4,245       $ 2,136,296
Virgin Islands Pub. Fin. Auth. Rev., Ref.,
   Matching Loan Notes, Ser. A                                 NR                7.25%      10/01/18      1,000(d)      1,145,230
   Matching Loan Notes, Ser. E                                 NR                5.875      10/01/18      1,000         1,035,410
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser.
   91                                                          NR                7.75       10/01/06        365(d)        401,569
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A      NR                7.40        7/01/11        920(d)      1,012,580
Woodmore Indpt. Sch. Dist., Gen. Oblig., A.M.B.A.C.            Aaa               Zero       12/01/06        480           338,462
                                                                                                                      -----------
Total long-term investments (cost $76,191,279)                                                                        $84,317,572
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--3.9%

Cuyahoga Cnty. Hosp. Rev., F.R.D.D.                            VMIG1             3.25        9/01/98      2,700         2,700,000
Ohio St. Air Quality Dev. Auth. Rev.,
   Ref., Cin. Gas & Elec., Ser. A, F.R.D.D.                    A-1+              3.85        9/01/98        300           300,000
   Ref., Cin. Gas & Elec., Ser. B, F.R.D.D.                    VMIG1             3.30        9/01/98        400           400,000
                                                                                                                      -----------
Total short-term investments (cost $3,400,000)                                                                        $ 3,400,000
                                                                                                                      -----------
Total Investments--101.1%
(cost $79,591,279; Note 4)                                                                                             87,717,572
Liabilities in excess of other assets--(1.1)%                                                                            (924,284)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $86,793,288
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) Represents when-issued security.
(f) All or partial principal amount pledged as collateral for financial futures contracts or when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-191

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          OHIO SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at value (cost $79,591,279)..................................................................      $  87,717,572
Cash......................................................................................................             99,997
Interest receivable.......................................................................................            964,844
Due from broker - variation margin........................................................................             10,469
Other assets..............................................................................................              2,399
                                                                                                                ---------------
   Total assets...........................................................................................         88,795,281
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................          1,804,424
Dividends payable.........................................................................................             61,446
Payable for Series shares reacquired......................................................................             39,360
Accrued expenses..........................................................................................             37,054
Management fee payable....................................................................................             36,433
Distribution fee payable..................................................................................             19,149
Deferred trustee's fees...................................................................................              4,127
                                                                                                                ---------------
   Total liabilities......................................................................................          2,001,993
                                                                                                                ---------------
Net Assets................................................................................................      $  86,793,288
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      70,498
   Paid-in capital in excess of par.......................................................................         77,124,027
                                                                                                                ---------------
                                                                                                                   77,194,525
   Accumulated net realized gain on investments...........................................................          1,384,064
   Net unrealized appreciation on investments.............................................................          8,214,699
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................      $  86,793,288
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($51,546,391 DIVIDED BY 4,188,009 shares of beneficial interest issued and outstanding).............             $12.31
   Maximum sales charge (3% of offering price)............................................................                .38
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $12.69
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($35,063,714 DIVIDED BY 2,846,962 shares of beneficial interest issued and outstanding).............             $12.32
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($183,183 DIVIDED BY 14,874 shares of beneficial interest issued and outstanding)...................             $12.32
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-192

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1998
Income
   Interest.................................     $ 5,133,067
                                               ---------------
Expenses
   Management fee...........................         445,394
   Distribution fee--Class A................          51,082
   Distribution fee--Class B................         189,240
   Distribution fee--Class C................           1,116
   Custodian's fees and expenses............          72,000
   Transfer agent's fees and expenses.......          57,000
   Registration fees........................          25,000
   Reports to shareholders..................          25,000
   Legal fees and expenses..................          12,000
   Audit fee and expenses...................          10,000
   Trustees' fees...........................           4,000
   Miscellaneous............................           2,784
                                               ---------------
      Total expenses........................         894,616
   Less: Custodian fee credit...............          (3,783)
                                               ---------------
      Net expenses..........................         890,833
                                               ---------------
Net investment income.......................       4,242,234
                                               ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       2,022,624
   Financial futures transactions...........        (564,837)
                                               ---------------
                                                   1,457,787
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................       1,537,842
   Financial futures contracts..............          88,406
                                               ---------------
                                                   1,626,248
                                               ---------------
Net gain on investments.....................       3,084,035
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 7,326,269
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           1998            1997
Operations
   Net investment income...........  $ 4,242,234    $  5,035,371
   Net realized gain on investment
      transactions.................    1,457,787         715,637
   Net change in unrealized
      appreciation of
      investments..................    1,626,248       1,564,511
                                     -----------    ------------
   Net increase in net assets
      resulting from operations....    7,326,269       7,315,519
                                     -----------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................   (2,519,282)     (2,772,904)
      Class B......................   (1,716,610)     (2,259,774)
      Class C......................       (6,342)         (2,693)
                                     -----------    ------------
                                      (4,242,234)     (5,035,371)
                                     -----------    ------------
   Distributions in excess of net
      investment income
      Class A......................       (4,269)         (8,880)
      Class B......................       (3,222)         (7,822)
      Class C......................          (14)            (16)
                                     -----------    ------------
                                          (7,505)        (16,718)
                                     -----------    ------------
   Distributions from net realized
      gains
      Class A......................     (268,925)        (75,480)
      Class B......................     (202,959)        (66,491)
      Class C......................         (850)           (134)
                                     -----------    ------------
                                        (472,734)       (142,105)
                                     -----------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...    3,719,541       3,739,237
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............    2,728,980       3,073,341
   Cost of shares reacquired.......  (14,076,854)    (18,009,150)
                                     -----------    ------------
   Net decrease in net assets from
      Series share transactions....   (7,628,333)    (11,196,572)
                                     -----------    ------------
Total decrease.....................   (5,024,537)     (9,075,247)
Net Assets
Beginning of year..................   91,817,825     100,893,072
                                     -----------    ------------
End of year........................  $86,793,288    $ 91,817,825
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-193

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               OHIO SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The Ohio Series (the "Series") commenced investment operations in September, 1984. The Series is diversified and its investment objectives is to maximize current income that is exempt from Ohio state and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gains. The Series seeks to achieve this objective by investing primarily in Ohio state, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in preparation of its financial statements.

Securities Valuation: The Series values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing services, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.
--------------------------------------------------------------------------------

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          OHIO SERIES
--------------------------------------------------------------------------------
The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments by $7,505, due to the sale of securities purchased with market discount during the year ended August 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B and Class C shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1998.

PSI and PIMS have advised the Series that they received approximately $7,300 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales-persons and incurred other distribution costs.

PSI and PIMS have advised the Series that for the fiscal year ended August 31, 1998, they received approximately $72,300 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIMS, PIFM, and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the Agreement during the fiscal year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1998, the Series incurred fees of approximately $41,500 for the services of PMFS. As of August 31, 1998, approximately $2,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1998 were $26,479,243 and $35,608,608, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1998 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $8,126,293 (gross unrealized appreciation--$8,130,708; gross unrealized depreciation--$4,415).
--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            OHIO SERIES
--------------------------------------------------------------------------------
During the fiscal year ended August 31, 1998, the Series entered into financial futures contracts. Details of open contracts at August 31, 1998 are as follows:

                                                   Value at        Value at        Unrealized
  Number of                       Expiration      August 31,        Trade        Appreciation/
  Contracts           Type           Date            1998            Date        (Depreciation)
--------------    ------------    -----------    ------------     ----------     --------------
Short Positions:
41                U.S. T-Bond     Sept. 1998      $5,191,625      $5,087,844       $ (103,781)
                                                 ------------     ----------     --------------
                                                 ------------     ----------     --------------
Long Positions:
50                U.S. T-Bond     Sept. 1998       6,356,250       6,164,063          192,187
                                                 ------------     ----------     --------------
                                                 ------------     ----------     --------------

------------------------------------------------------------

Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A                                  Shares        Amount
--------------------------------------  --------    ------------
Year ended August 31, 1998:
Shares sold...........................   119,495    $  1,453,990
Shares issued in reinvestment of
  dividends and distributions.........   135,599       1,646,460
Shares reacquired.....................  (575,569)     (6,996,342)
                                        --------    ------------
Net decrease in shares outstanding
  before conversion...................  (320,475)     (3,895,892)
Shares issued upon conversion from
  Class B.............................   244,351       2,964,239
                                        --------    ------------
Net decrease in shares outstanding....   (76,124)   $   (931,653)
                                        --------    ------------
                                        --------    ------------
Year ended August 31, 1997:
Shares sold...........................    49,987    $    593,763
Shares issued in reinvestment of
  dividends and distributions.........   144,889       1,718,951
Shares reacquired.....................  (775,729)     (9,195,686)
                                        --------    ------------
Net decrease in shares outstanding
  before conversion...................  (580,853)     (6,882,972)
Shares issued upon conversion from
  Class B.............................   583,271       6,914,521
                                        --------    ------------
Net increase in shares outstanding....     2,418    $     31,549
                                        --------    ------------
                                        --------    ------------
Class B                                  Shares        Amount
--------------------------------------  --------    ------------
Year ended August 31, 1998:
Shares sold...........................   176,720    $  2,148,713
Shares issued in reinvestment of
  dividends and distributions.........    88,790       1,078,882
Shares reacquired.....................  (582,208)     (7,068,071)
                                        --------    ------------
Net decrease in shares outstanding
  before conversion...................  (316,698)     (3,840,476)
Shares reacquired upon conversion into
  Class A.............................  (244,213)     (2,964,239)
                                        --------    ------------
Net decrease in shares outstanding....  (560,911)   $ (6,804,715)
                                        --------    ------------
                                        --------    ------------
Year ended August 31, 1997:
Shares sold...........................   260,769    $  3,098,896
Shares issued in reinvestment of
  dividends and distributions.........   113,885       1,351,814
Shares reacquired.....................  (740,541)     (8,791,868)
                                        --------    ------------
Net decrease in shares outstanding
  before conversion...................  (365,887)     (4,341,158)
Shares reacquired upon conversion into
  Class A.............................  (582,780)     (6,914,521)
                                        --------    ------------
Net decrease in shares outstanding....  (948,667)   $(11,255,679)
                                        --------    ------------
                                        --------    ------------
Class C
--------------------------------------
Year ended August 31, 1998:
Shares sold...........................     9,671    $    116,838
Shares issued in reinvestment of
  dividends and distributions.........       299           3,638
Shares reacquired.....................    (1,028)        (12,441)
                                        --------    ------------
Net increase in shares outstanding....     8,942    $    108,035
                                        --------    ------------
                                        --------    ------------
Year ended August 31, 1997:
Shares sold...........................     3,802    $     46,578
Shares issued in reinvestment of
  dividends and distributions.........       217           2,576
Shares reacquired.....................    (1,828)        (21,596)
                                        --------    ------------
Net increase in shares outstanding....     2,191    $     27,558
                                        --------    ------------
                                        --------    ------------

--------------------------------------------------------------------------------
                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     OHIO SERIES
--------------------------------------------------------------------------------

                                                                                       Class A
                                                                ------------------------------------------------------
                                                                                Year Ended August 31,
                                                                ------------------------------------------------------
                                                                 1998        1997        1996        1995        1994
                                                                -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $ 11.95     $ 11.70     $ 11.92     $ 11.72     $12.38
                                                                -------     -------     -------     -------     ------
Income from investment operations
Net investment income........................................       .60         .63(a)      .63(a)      .65(a)     .66
Net realized and unrealized gain (loss) on investment
   transactions..............................................       .42         .27        (.15)        .20       (.66)
                                                                -------     -------     -------     -------     ------
   Total from investment operations..........................      1.02         .90         .48         .85         --
                                                                -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income.........................      (.60)       (.63)       (.63)       (.65)      (.66)
Distributions in excess of net investment income.............        --(c)       --(c)       --          --         --
Distributions from net realized gains........................      (.06)       (.02)       (.07)         --         --
                                                                -------     -------     -------     -------     ------
   Total distributions.......................................      (.66)       (.65)       (.70)       (.65)      (.66)
                                                                -------     -------     -------     -------     ------
Net asset value, end of year.................................   $ 12.31     $ 11.95     $ 11.70     $ 11.92     $11.72
                                                                -------     -------     -------     -------     ------
                                                                -------     -------     -------     -------     ------
TOTAL RETURN(b):.............................................      8.80%       7.92%       4.02%       7.59%     (0.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $51,546     $50,977     $49,851     $51,132     $4,749
Average net assets (000).....................................   $51,082     $51,641     $51,205     $29,904     $4,733
Ratios to average net assets:
   Expenses, including distribution fees.....................       .83%        .80%(a)     .80%(a)     .83%(a)    .84%
   Expenses, excluding distribution fees.....................       .73%        .70%(a)     .70%(a)     .73%(a)    .74%
   Net investment income.....................................      4.93%       5.37%(a)    5.27%(a)    5.50%(a)   5.45%
For Class A, B and C shares:
   Portfolio turnover rate...................................        30%         22%         35%         38%        20%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-197

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     OHIO SERIES
--------------------------------------------------------------------------------

                                                                                        Class B
                                                                --------------------------------------------------------
                                                                                 Year Ended August 31,
                                                                --------------------------------------------------------
                                                                 1998        1997        1996        1995         1994
                                                                -------     -------     -------     -------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $ 11.96     $ 11.71     $ 11.93     $ 11.73     $  12.38
                                                                -------     -------     -------     -------     --------
Income from investment operations
Net investment income........................................       .55         .59(a)      .58(a)      .60(a)       .61
Net realized and unrealized gain (loss) on investment
   transactions..............................................       .42         .27        (.15)        .20         (.65)
                                                                -------     -------     -------     -------     --------
   Total from investment operations..........................       .97         .86         .43         .80         (.04)
                                                                -------     -------     -------     -------     --------
Less distributions
Dividends from net investment income.........................      (.55)       (.59)       (.58)       (.60)        (.61)
Distributions in excess of net investment income.............        --(c)       --(c)       --          --           --
Distributions from net realized gains........................      (.06)       (.02)       (.07)         --           --
                                                                -------     -------     -------     -------     --------
   Total distributions.......................................      (.61)       (.61)       (.65)       (.60)        (.61)
                                                                -------     -------     -------     -------     --------
Net asset value, end of year.................................   $ 12.32     $ 11.96     $ 11.71     $ 11.93     $  11.73
                                                                -------     -------     -------     -------     --------
                                                                -------     -------     -------     -------     --------
TOTAL RETURN(b):.............................................      8.36%       7.49%       3.61%       7.16%       (0.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $35,064     $40,770     $50,998     $62,805     $118,270
Average net assets (000).....................................   $37,848     $45,503     $57,909     $85,410     $121,365
Ratios to average net assets:
   Expenses, including distribution fees.....................      1.23%       1.20%(a)    1.20%(a)    1.22%(a)     1.24%
   Expenses, excluding distribution fees.....................       .73%        .70%(a)     .70%(a)     .72%(a)      .74%
   Net investment income.....................................      4.54%       4.97%(a)    4.87%(a)    5.27%(a)     5.05%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-198

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       OHIO SERIES
--------------------------------------------------------------------------------

                                                                                       Class C
                                                                ------------------------------------------------------
                                                                                                            August 1,
                                                                                                             1994(e)
                                                                         Year Ended August 31,               Through
                                                                ---------------------------------------     August 31,
                                                                 1998       1997       1996       1995         1994
                                                                ------     ------     ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $11.96     $11.71     $11.93     $11.73       $11.75
                                                                ------     ------     ------     ------        -----
Income from investment operations
Net investment income........................................      .52        .56(a)     .55(a)     .57(a)       .05
Net realized and unrealized gain (loss) on investment
   transactions..............................................      .42        .27       (.15)       .20         (.02)
                                                                ------     ------     ------     ------        -----
   Total from investment operations..........................      .94        .83        .40        .77          .03
                                                                ------     ------     ------     ------        -----
Less distributions
Dividends from net investment income.........................     (.52)      (.56)      (.55)      (.57)        (.05)
Distributions in excess of net investment income.............       --(c)      --(c)      --         --           --
Distributions from net realized gains........................     (.06)      (.02)      (.07)        --           --
                                                                ------     ------     ------     ------        -----
   Total distributions.......................................     (.58)      (.58)      (.62)      (.57)        (.05)
                                                                ------     ------     ------     ------        -----
Net asset value, end of period...............................   $12.32     $11.96     $11.71     $11.93       $11.73
                                                                ------     ------     ------     ------        -----
                                                                ------     ------     ------     ------        -----
TOTAL RETURN(b):.............................................     8.09%      7.22%      3.36%      6.89%        0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................     $183        $71        $44       $126           $5
Average net assets (000).....................................     $149        $57        $97       $ 61           $2
Ratios to average net assets:
   Expenses, including distribution fees.....................     1.48%      1.45%(a)   1.45%(a)   1.49%(a)     2.28%(d)
   Expenses, excluding distribution fees.....................      .73%       .70%(a)    .70%(a)    .74%(a)     1.53%(d)
   Net investment income.....................................     4.26%      4.72%(a)   4.62%(a)   4.76%(a)     4.73%(d)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
(c) Less than $.005 per share.
(d) Annualized.
(e) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-199

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              OHIO SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Ohio Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------

Federal Income Tax Information            PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                               OHIO SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.60 per Class A share, $.55 per Class B share and $.52 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares a special taxable income distribution of $.001 which is taxable as ordinary income and a long-term capital gain distribution of which $.002 is taxable at 28% rate gain and $.061 is taxable at 20% rate gain.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------
                                       B-201

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1%
------------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty. Arpt. Rev.,
   Greater Pittsburgh Int'l. Arpt., Ser. A, A.M.T., F.S.A.      Aaa              6.60%        1/01/04   $  1,000     $  1,091,660
   Pittsburgh Int'l. Arpt., A.M.T., M.B.I.A.                    Aaa              5.75         1/01/14      2,435(e)     2,700,683
Allegheny Cnty. Higher Ed. Bldg. Auth. Rev.,
   Robert Morris Coll., M.B.I.A.                                Aaa              7.00         6/15/08      1,000(d)     1,057,470
Allegheny Cnty. Hosp. Dev. Auth. Rev.,
   Allegheny Gen. Hosp. Proj., Ser. A, M.B.I.A.                 Aaa              6.25         9/01/20      1,750(e)     1,815,537
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero        10/01/14      2,000          898,160
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero        10/01/16      2,000          804,500
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero        10/01/18      2,000          724,560
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero        10/01/19      4,000        1,377,680
   West Penn. Hosp. Hlth. Ctr.                                  NR               8.50         1/01/20      2,000        2,136,680
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A         Baa3             6.70        12/01/20      4,500        4,969,305
Allegheny Cnty. Residential Fin. Auth., Mtge. Rev.,
   G.N.M.A.,
   Ser. F                                                       Aaa              9.00         6/01/17        310          316,860
   Ser. Q, A.M.T.                                               Aaa              7.40        12/01/22        825          872,322
Allegheny Cnty., Ser. C-37, M.B.I.A.                            Aaa              7.30        12/01/10      1,500(d)(e)  1,615,875
Berks Cnty. Gen. Oblig., Cap. Appreciation F.G.I.C.             Aaa              Zero         5/15/16      2,900        1,188,913
Berks Cnty. Ind. Dev. Auth. Rev., Lutheran Home Proj.           NR               6.875        1/01/23      1,500        1,604,910
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp.
   Med. Ctr. Proj., M.B.I.A.                                    Aaa              5.70        10/01/14      1,250        1,391,413
Bethlehem PA Auth. Wtr. Rev., F.S.A.
   Cap. Appreciation                                            Aaa              Zero        11/15/22      4,080        1,210,291
   Cap. Appreciation                                            Aaa              Zero        11/15/23      4,000        1,127,920
Bucks Cnty. Wtr. & Swr. Auth. Rev.,
   Neshaminy Interceptor Swr. Sys., Ser. A, F.G.I.C.            Aaa              Zero        12/01/15      2,175          913,913
Butler Cnty. Hosp. Auth. Rev.,
   North Hills Passavant Hosp., Ser. A, F.S.A.                  Aaa              7.00         6/01/22      1,000(d)     1,101,040
Chartiers Valley Ind., Ref.-Friendship Vlg./South Hills         NR               6.75         8/15/18      2,225        2,357,143
Chester Upland Sch. Auth., Sch. Rev.,                           A(b)             6.375        9/01/21      1,000(d)     1,089,300
Clarion Cnty. Hosp. Auth., Clarion Hosp. Proj.                  BBB(b)           5.625        7/01/21      1,000        1,003,130
Cumberland Cnty. Mun. Auth. Rev., Presbyterian Homes Inc.
   Proj.                                                        BBB+(b)          6.00        12/01/26      3,000        3,143,700
Delaware Cnty.
   Ind. Dev. Auth. Rev., Res. Rec. Facs., Ser. A                Baa1             6.10         7/01/13      6,500        7,039,175
   Ind. Pa. Auth. Rev., Crozer-Chester Med. Ctr., M.B.I.A.      Aaa              7.15        12/15/05      2,550(d)     2,787,889

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-202

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
   Hlth. Facs. Auth. Rev., Mercy Hlth. Corp. Proj.              BBB+(b)          6.00%       12/15/26   $  3,000(d)  $  3,371,100
Doylestown Hosp. Auth. Rev., Pine Run Retirement, Ser. A        NR               7.20         7/01/23      3,180(d)     3,666,667
Greencastle Antrim Sch. Dist., M.B.I.A.,
   Cap. Appreciation, Ser. B                                    Aaa              Zero         1/01/12      1,000          521,700
   Cap. Appreciation, Ser. B                                    Aaa              Zero         1/01/13      1,000          493,390
Harrisburg Auth. Rev., Pooled Bond Prog., Ser. I, M.B.I.A.      Aaa              5.625        4/01/15      2,000        2,141,340
Harrisburg, Pennsylvania, A.M.B.A.C.,
   Cap. Appreciaiton, Ser. D                                    Aaa              Zero         9/15/12      1,665          839,227
   Cap. Appreciation, Ser. D                                    Aaa              Zero         3/15/15      2,380        1,036,442
   Cap. Appreciation, Ser. D                                    Aaa              Zero         9/15/17      1,795          686,839
   Cap. Appreciation, Ser. F                                    Aaa              Zero         9/15/21      2,000          622,460
   Cap. Appreciation, Ser. F                                    Aaa              Zero         9/15/22      2,000          591,440
Hazleton Hlth. Svc. Auth. Hosp. Rev., St. Joseph Med. Ctr.      Baa3             6.20         7/01/26      2,355        2,530,801
Hopewell Area School District, F.S.A,
   Cap. Appreciation                                            Aaa              Zero         9/01/16      2,320(e)       945,400
   Cap. Appreciation                                            Aaa              Zero         9/01/17      2,175          841,638
   Cap. Appreciation                                            Aaa              Zero         9/01/18      1,950          716,391
   Cap. Appreciation                                            Aaa              Zero         9/01/19      2,100          733,824
   Cap. Appreciation                                            Aaa              Zero         9/01/20      2,425          805,997
   Cap. Appreciation                                            Aaa              Zero         9/01/23      2,000          569,940
   Cap. Appreciation                                            Aaa              Zero         9/01/24      2,025          548,532
   Cap. Appreciation                                            Aaa              Zero         9/01/25      1,825          469,883
   Cap. Appreciation                                            Aaa              Zero         9/01/26      2,000          489,580
   Cap. Appreciation                                            Aaa              Zero         9/01/27      1,550          360,716
Langhorne Manor Boro. Higher Ed. & Hlth. Auth Rev.,
   Lower Bucks Hosp.                                            Ba3              7.35         7/01/22      1,000        1,066,050
Latrobe Ind. Dev. Auth. Coll. Rev.,
   St. Vincent Coll. Proj.                                      Baa1             6.75         5/01/14      1,800        2,066,508
   St. Vincent Coll. Proj.                                      Baa1             6.75         5/01/24      1,500        1,722,090
Lehigh Cnty. Gen. Purpose Auth. Revs., Horizon Hlth. Sys.
   Inc., Ser. A                                                 NR               8.25         7/01/13        500          519,550
Lower Pottsgrove Twnshp. Auth. Swr. Rev.,
   Montgomery Cnty., A.M.B.A.C.,
   Ser. A                                                       Aaa              Zero        11/01/13      1,155          546,927
   Ser. A                                                       Aaa              Zero        11/01/15      1,185          500,023
Luzerne Cnty. Ind. Dev. Auth., Rev., Gas & Water, Ser. B,
   A.M.T.                                                       A3               7.125       12/01/22      6,000        6,635,400
Lycoming Cnty., M.B.I.A.,                                       Aaa              5.75        11/15/17      2,500(d)     2,801,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-203

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
McKeesport Area School District, M.B.I.A.,
   Cap. Appreciation                                            Aaa              Zero        10/01/14    $ 2,040     $    916,123
   Cap. Appreciation                                            Aaa              Zero        10/01/15      2,040          864,409
   Cap. Appreciation                                            Aaa              Zero        10/01/16      4,655        1,872,474
   Cap. Appreciation                                            Aaa              Zero        10/01/18      4,655        1,686,414
   Cap. Appreciation                                            Aaa              Zero        10/01/19      3,555        1,224,413
   Cap. Appreciation                                            Aaa              Zero        10/01/20      3,555        1,164,049
   Cap. Appreciation                                            Aaa              Zero        10/01/21      2,555          793,404
Montgomery Cnty. Higher Ed. & Hlth. Auth. Hosp. Rev.,
   Jeanes Hlth. Sys. Proj.                                      NR               8.625%       7/01/07      4,000(d)     4,413,000
Montgomery Cnty. Ind. Dev. Auth. Rev., Poll Ctrl.,
   Philadelphia Elec. Co., Ser. A A.M.T.                        Baa2             7.60         4/01/21      1,000        1,083,250
   Res. Recovery                                                A(b)             7.50         1/01/12      2,000        2,193,020
Montgomery Cnty. Redev. Auth., Multifamily Hsg., Ser. A         NR               6.50         7/01/25      1,400        1,461,712
Northampton Cnty. Higher Ed. Auth. Rev.,
   Moravian Coll.                                               AAA(b)           8.20         6/01/11      2,095(d)     2,372,315
   Moravian Coll., A.M.B.A.C.                                   Aaa              6.25         7/01/11      2,195        2,566,241
Northeastern Hosp. & Ed. Auth. Coll. Rev., Kings Coll.
   Proj., Ser. B                                                BBB(b)           6.00         7/15/18      3,235        3,397,947
Northumberland Cnty. Ind. Dev. Auth. Rev., Roaring Creek
   Wtr., A.M.T.                                                 NR               6.375       10/15/23      1,000        1,039,990
Penn Hills Twnshp., Gen. Oblig., Ser A, A.M.B.A.C.              Aaa              Zero         6/01/10      1,535          881,167
Penn Hills, Ser. B, A.M.B.A.C.                                  Aaa              Zero        12/01/18      1,360          488,566
Pennsylvania Convention Ctr. Auth. Rev., Ser. A, F.G.I.C.       Aaa              6.00         9/01/19      5,445        6,234,144
Pennsylvania Econ. Dev. Auth.,
   Macmillan Ltd. Partnership Proj., A.M.T.                     Baa2             7.60        12/01/20      3,000        3,331,410
   Wst. Wtr. Treatment Rev., Sun Co. R & M Proj., Ser. A,
      A.M.T.                                                    Baa3             7.60        12/01/24      4,500        5,275,890
Pennsylvania Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge., A.M.T.                                     Aa               7.80        10/01/20      2,375(e)     2,485,794
   Sngl. Fam. Mtge., A.M.T., R.I.B.S., S.F.M.R.                 Aa               8.293(c)     4/01/25      2,100(d)     2,312,625
Pennsylvania St. Cert. of Part., Ser. A, F.S.A.                 Aaa              6.25        11/01/06      1,900        2,061,747
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
   Allegheny Coll., Ser. B                                      BBB+(b)          6.00        11/01/22      2,000        2,216,820
   Ursinus College                                              BBB+(b)          5.90         1/01/27      1,925        2,028,373
Philadelphia Gas Wks. Rev.,
   13th Ser.                                                    Baa1             7.70         6/15/11        215(d)       240,417
   13th Ser.                                                    Aaa              7.70         6/15/21      3,430(d)     3,844,241

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-204

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   Childrens' Seashore House, Ser. B                            A(b)             7.00%        8/15/12   $    500     $    550,140
   Childrens' Seashore House, Ser. A                            A(b)             7.00         8/15/12      1,000        1,101,050
   Childrens' Seashore House, Ser. A                            A(b)             7.00         8/15/17      1,000        1,099,140
   Grad. Hlth. Sys.                                             Caa3             7.25         7/01/18      2,730        1,365,000
Philadelphia Ind. Dev. Auth. Rev.,
   Baptist Home of Phil Ser. A                                  NR               5.60        11/15/28      2,750        2,727,945
   Inst. For Cancer Res. Proj., Ser. B                          A+(b)            7.25         7/01/10      5,770        6,188,440
   Nat'l. Brd. of Med. Examiners Proj.                          A+(b)            6.75         5/01/12      5,000(e)     5,491,800
Pittsburgh Urban Redev. Auth., Mtge. Rev.,
   Ser. 87B                                                     Aa2              8.30         4/01/17        795          812,307
   Ser. A, A.M.T.                                               Aa2              6.25        10/01/28      1,250        1,330,587
   Ser. C, A.M.T.                                               Aa2              6.55         4/01/28      1,635        1,752,655
Pittsburgh Wtr. & Swr. Auth., F.G.I.C.
   First Lien, Ser. B                                           Aaa              Zero         9/01/19      2,300          795,524
   First Lien, Ser. B                                           Aaa              Zero         9/01/20      2,300          756,309
   Wtr. & Swr., Sys. Rev., Ser. A                               Aaa              6.50         9/01/13      5,000(e)     6,003,050
Puerto Rico Comnwlth.,
   Cap. Appreciaiton Pub. Impvt.                                Baa1             Zero         7/01/16      2,500        1,041,650
   Cap. Appreciation Pub. Impvt.                                Baa1             Zero         7/01/14      1,000          463,930
   Gen. Oblig., A.M.B.A.C.                                      Aaa              7.00         7/01/10      4,030(e)     4,992,404
   Hwy. & Trans. Auth. Rev., Ser. Y                             Baa1             6.25         7/01/14      1,000        1,164,320
   Pub. Impvt.                                                  AAA(b)           7.70         7/01/20      5,250(d)(e)  5,724,600
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa              7.00         7/01/10        720          891,943
Puerto Rico Port Auth. Rev., Spl. Facs. Amer. Airlines,
   Ser. A., A.M.T.                                              Baa3             6.25         6/01/26      1,475        1,603,782
Schuylkill Cnty. Ind. Dev. Auth., Res. Rec. Rev.,
   Schuykill Engy., A.M.T.                                      NR               6.50         1/01/10      3,605        3,623,025
Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
   Univ. of Scranton Proj., Ser. C                              NR               7.50         6/15/06      1,000(d)     1,082,790
   Univ. of Scranton Proj., Ser. C                              NR               6.50         3/01/15      2,250(d)     2,477,430
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C.,
   Cap. Appreciation                                            Aaa              Zero        11/01/11      1,035          549,999
   Cap. Appreciation                                            Aaa              Zero        11/01/12      1,035          518,442
   Cap. Appreciation                                            Aaa              Zero        11/01/13      1,035          490,103
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund                                       AAA(b)           7.70        10/01/04      1,000(d)     1,063,760
   Ref. Matching Loan Notes, Ser. A                             NR               7.25        10/01/18      1,950(d)     2,233,199
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91      NR               7.75        10/01/06        875(d)       962,666

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-205

Portfolio of Investments as           PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1998                    PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Washington Cnty. Auth. Lease Rev., Mun. Fac., Shadyside
   Hosp., Ser. C-1D, A.M.B.A.C.                                 Aaa              7.45%       12/15/18   $  2,900 (d) $  3,168,569
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley
   Hosp.                                                        A3               6.75        12/01/08      2,750        3,006,438
West Mifflin San. Swr. Mun. Auth. Rev., F.G.I.C.                Aaa              6.25         8/01/10      1,555        1,814,778
Westmoreland Cnty., Cap. Appreciation, F.G.I.C.                 AAA(b)           Zero        12/01/19      5,750        1,963,798
                                                                                                                     ------------
Total long-term investments (cost $192,818,872)                                                                       212,442,662
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.9%

Geisinger Auth. Hlth. Sys. Rev., Ser. 98-B, F.R.D.D.            VMIG1            3.35         9/01/98      1,900        1,900,000
                                                                                                                     ------------
Total short-term investments (cost $1,900,000)                                                                          1,900,000
                                                                                                                     ------------
Total Investments--99.0%
(cost $ 194,718,872; Note 4)                                                                                          214,342,662
Other assets in excess of liabilities--1.0%                                                                             2,242,447
                                                                                                                     ------------
Net Assets--100%                                                                                                     $216,585,109
                                                                                                                     ------------
                                                                                                                     ------------

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(f).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
    S.F.M.R.--Single Family Mortgage Revenue.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) All or partial principal amount pledged as collateral for futures contracts.
(f) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-206

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at value (cost $194,718,872).................................................................      $  214,342,662
Cash......................................................................................................             170,499
Interest receivable.......................................................................................           2,786,180
Receivable for Series shares sold.........................................................................              52,336
Due from broker-variation margin..........................................................................              21,875
Other assets..............................................................................................               5,763
                                                                                                                ---------------
   Total assets...........................................................................................         217,379,315
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             277,474
Accrued expenses..........................................................................................             193,187
Dividends payable.........................................................................................             169,508
Management fee payable....................................................................................              91,361
Distribution fee payable..................................................................................              58,549
Deferred trustee's fees...................................................................................               4,127
                                                                                                                ---------------
   Total liabilities......................................................................................             794,206
                                                                                                                ---------------
Net Assets................................................................................................      $  216,585,109
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      198,336
   Paid-in capital in excess of par.......................................................................         195,694,837
                                                                                                                ---------------
                                                                                                                   195,893,173
   Accumulated net realized gain on investments...........................................................             873,771
   Net unrealized appreciation on investments.............................................................          19,818,165
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................      $  216,585,109
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($97,794,285 DIVIDED BY 8,954,448 shares of beneficial interest issued and outstanding).............              $10.92
   Maximum sales charge (3% of offering price)............................................................                 .34
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.26
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($117,677,955 DIVIDED BY 10,777,224 shares of beneficial interest issued and outstanding)...........              $10.92
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,112,869 DIVIDED BY 101,919 shares of beneficial interest issued and outstanding)................              $10.92
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-207

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1998
Income
   Interest.................................     $13,396,073
                                               ---------------
Expenses
   Management fee...........................       1,110,102
   Distribution fee--Class A................          96,053
   Distribution fee--Class B................         626,532
   Distribution fee--Class C................           4,956
   Transfer agent's fees and expenses.......         160,000
   Custodian's fees and expenses............         108,000
   Reports to shareholders..................          40,000
   Registration fees........................          37,000
   Legal fees and expenses..................          12,000
   Audit fee and expenses...................          10,000
   Trustees' fees and expenses..............           4,000
   Miscellaneous............................           4,629
                                               ---------------
      Total expenses........................       2,213,272
   Less: Custodian fee credit...............          (4,338)
                                               ---------------
      Net expenses..........................       2,208,934
                                               ---------------
Net investment income.......................      11,187,139
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       1,833,030
   Financial futures contract...............        (716,142)
                                               ---------------
                                                   1,116,888
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................       2,993,815
   Financial futures contracts..............         338,750
                                               ---------------
                                                   3,332,565
                                               ---------------
Net gain on investments.....................       4,449,453
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $15,636,592
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1998            1997
Operations
   Net investment income..........  $ 11,187,139    $ 12,433,108
   Net realized gain on investment
      transactions................     1,116,888         933,160
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     3,332,565       6,293,940
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    15,636,592      19,660,208
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................    (5,055,953)     (4,680,534)
      Class B.....................    (6,100,803)     (7,719,049)
      Class C.....................       (30,383)        (33,525)
                                    ------------    ------------
                                     (11,187,139)    (12,433,108)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................        (8,885)        (15,732)
      Class B.....................       (11,724)        (28,644)
      Class C.....................           (47)           (156)
                                    ------------    ------------
                                         (20,656)        (44,532)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................      (158,157)       (715,794)
      Class B.....................      (208,682)     (1,303,296)
      Class C.....................          (838)         (7,128)
                                    ------------    ------------
                                        (367,677)     (2,026,218)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................    15,088,301       9,187,094
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     6,380,444       8,124,772
   Cost of shares reacquired......   (34,295,335)    (35,414,489)
                                    ------------    ------------
   Net decrease in net assets from
      Series share transactions...   (12,826,590)    (18,102,623)
                                    ------------    ------------
Total decrease....................    (8,765,470)    (12,946,273)
Net Assets
Beginning of year.................   225,350,579     238,296,852
                                    ------------    ------------
End of year.......................  $216,585,109    $225,350,579
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-208

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The Pennsylvania Series (the "Series") commenced investment operations on April 3, 1987. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in "investment grade" tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumualted realized gains by $20,656 and increase undistributed net investment income by $20,656. This current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       B-209

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B and Class C shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1998.

PSI and PIMS have advised the Series that they have received approximately $33,300 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1998. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that for the year ended August 31, 1998, they received approximately $116,600 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrowed any amounts pursuant to the Agreement during the year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $105,000 for the services of PMFS. As of August 31, 1998, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1998 were $28,700,987 and $46,760,538, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1998 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $19,623,790 (gross unrealized appreciation--$21,029,753; gross unrealized depreciation--$1,405,963).
--------------------------------------------------------------------------------
                                       B-210

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
During the year ended August 31, 1998, the Series entered into financial futures contracts. Details of open contracts at August 31, 1998 are as follows:

                                               Value at        Value at         Unrealized
  Number of                     Expiration    August 31,         Trade        Appreciation/
  Contracts          Type          Date          1998            Date         (Depreciation)
--------------    ----------    ----------    -----------     -----------     --------------
Short Positions:
                  Muni Bond
80                Index          Sep.-98      $10,130,000     $ 9,927,500       $ (202,500)
Long Positions:
                  U.S.
100               T-Bond         Sep.-98       12,712,500      12,315,625          396,875
                                                                              --------------
                                                                                $  194,375
                                                                              --------------
                                                                              --------------

------------------------------------------------------------

Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the years ended August 31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1998:
Shares sold........................      416,559    $  4,546,500
Shares issued in reinvestment of
  dividends and distributions......      266,840       2,899,562
Shares reacquired..................   (1,230,000)    (13,368,779)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (546,601)     (5,922,717)
Shares issued upon conversion from
  Class B..........................    1,146,331      12,438,073
                                      ----------    ------------
Net increase in shares
  outstanding......................      599,730    $  6,515,356
                                      ----------    ------------
                                      ----------    ------------
Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1997:
Shares sold........................      167,322    $  1,775,448
Shares issued in reinvestment of
  dividends........................      285,955       3,031,398
Shares reacquired..................   (1,233,370)    (13,076,827)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (780,093)     (8,269,981)
Shares issued upon conversion from
  Class B..........................    2,492,966      26,425,708
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,712,873    $ 18,155,727
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1998:
Shares sold........................      902,330    $  9,804,975
Shares issued in reinvestment of
  dividends and distributions......      318,330       3,458,567
Shares reacquired..................   (1,912,585)    (20,801,181)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (691,925)     (7,537,639)
Shares issued upon conversion from
  Class B..........................   (1,146,539)    (12,438,073)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,838,464)   $(19,975,712)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold........................      681,050    $  7,225,041
Shares issued in reinvestment of
  dividends........................      479,073       5,075,287
Shares reacquired..................   (2,053,546)    (21,766,442)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (893,423)     (9,466,114)
Shares reacquired upon conversion
  into Class A.....................   (2,493,991)    (26,425,708)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (3,387,414)   $(35,891,822)
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended August 31, 1998:
Shares sold........................       67,393    $    736,826
Shares issued in reinvestment of
  dividends and distributions......        2,054          22,315
Shares reacquired..................      (11,448)       (125,375)
                                      ----------    ------------
Net increase in shares
  outstanding......................       57,999    $    633,766
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold........................       17,452    $    186,605
Shares issued in reinvestment of
  dividends........................        1,707          18,087
Shares reacquired..................      (54,291)       (571,220)
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (35,132)   $   (366,528)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                     ------------------------------------------------------------
                                                                                        Year Ended August 31,
                                                                     ------------------------------------------------------------
                                                                         1998          1997        1996        1995        1994
                                                                     ------------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  10.73       $ 10.49     $ 10.55     $ 10.42     $ 11.21
                                                                         ------       -------     -------     -------     -------
Income from investment operations
Net investment income..............................................         .57           .59(a)      .59(a)      .60(a)      .59
Net realized and unrealized gain (loss) on investment
   transactions....................................................         .21           .33        (.06)        .13        (.68)
                                                                         ------       -------     -------     -------     -------
   Total from investment operations................................         .78           .92         .53         .73        (.09)
                                                                         ------       -------     -------     -------     -------
Less distributions
Dividends from net investment income...............................        (.57)         (.59)       (.59)       (.60)       (.59)
Distributions in excess of net investment income...................          --(c)         --(c)       --          --          --
Distributions from net realized gains..............................        (.02)         (.09)         --          --        (.11)
                                                                         ------       -------     -------     -------     -------
   Total distributions.............................................        (.59)         (.68)       (.59)       (.60)       (.70)
                                                                         ------       -------     -------     -------     -------
Net asset value, end of year.......................................    $  10.92       $ 10.73     $ 10.49     $ 10.55     $ 10.42
                                                                         ------       -------     -------     -------     -------
                                                                         ------       -------     -------     -------     -------
TOTAL RETURN(b):...................................................        7.55%         9.01%       5.08%       7.35%       (.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $ 97,794       $89,604     $69,659     $50,696     $10,651
Average net assets (000)...........................................    $ 96,053       $83,552     $59,995     $30,092     $10,315
Ratios to average net assets:
   Expenses, including distribution fees...........................         .77%          .72%(a)     .75%(a)     .80%(a)     .75%
   Expenses, excluding distribution fees...........................         .67%          .62%(a)     .65%(a)     .70%(a)     .65%
   Net investment income...........................................        5.26%         5.60%(a)    5.56%(a)    5.76%(a)    5.52%
For Class A, B and C shares:
   Portfolio turnover rate.........................................          13%           21%         26%         19%         22%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-212

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                     ------------------------------------------------------------
                                                                                        Year Ended August 31,
                                                                     ------------------------------------------------------------
                                                                       1998         1997         1996         1995         1994
                                                                     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................  $  10.72     $  10.49     $  10.55     $  10.42     $  11.21
                                                                     --------     --------     --------     --------     --------
Income from investment operations
Net investment income..............................................       .53          .55(a)       .55(a)       .56(a)       .55
Net realized and unrealized gain (loss) on investment
   transactions....................................................       .22          .32         (.06)         .13         (.68)
                                                                     --------     --------     --------     --------     --------
   Total from investment operations................................       .75          .87          .49          .69         (.13)
                                                                     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income...............................      (.53)        (.55)        (.55)        (.56)        (.55)
Distributions in excess of net investment income...................        --(c)        --(c)        --           --           --
Distributions from net realized gains..............................      (.02)        (.09)          --           --         (.11)
                                                                     --------     --------     --------     --------     --------
   Total distributions.............................................      (.55)        (.64)        (.55)        (.56)        (.66)
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year.......................................  $  10.92     $  10.72     $  10.49     $  10.55     $  10.42
                                                                     --------     --------     --------     --------     --------
                                                                     --------     --------     --------     --------     --------
TOTAL RETURN(b):...................................................      7.13%        8.58%        4.66%        6.92%       (1.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................  $117,678     $135,275     $167,809     $202,633     $257,732
Average net assets (000)...........................................  $125,306     $148,394     $189,902     $223,082     $266,594
Ratios to average net assets:
   Expenses, including distribution fees...........................      1.17%        1.12%(a)     1.15%(a)     1.17%(a)     1.15%
   Expenses, excluding distribution fees...........................       .67%         .62%(a)      .65%(a)      .67%(a)      .65%
   Net investment income...........................................      4.87%        5.20%(a)     5.16%(a)     5.44%(a)     5.11%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-213

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                              Class C
                                                                       ------------------------------------------------------
                                                                                                                   August 1,
                                                                                                                    1994(d)
                                                                                Year Ended August 31,               Through
                                                                       ---------------------------------------     August 31,
                                                                        1998       1997       1996       1995         1994
                                                                       ------     ------     ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................    $10.72     $10.49     $10.55     $10.42       $10.44
                                                                       ------     ------     ------     ------        -----
Income from investment operations
Net investment income..............................................       .50        .52(a)     .52(a)     .53(a)       .04
Net realized and unrealized gain (loss) on investment
   transactions....................................................       .22        .32       (.06)       .13         (.02)
                                                                       ------     ------     ------     ------        -----
   Total from investment operations................................       .72        .84        .46        .66          .02
                                                                       ------     ------     ------     ------        -----
Less distributions
Dividends from net investment income...............................      (.50)      (.52)      (.52)      (.53)        (.04)
Distributions in excess of net investment income...................        --(c)      --(c)      --         --           --
Distributions from net realized gains..............................      (.02)      (.09)        --         --           --
                                                                       ------     ------     ------     ------        -----
   Total distributions.............................................      (.52)      (.61)      (.52)      (.53)        (.04)
                                                                       ------     ------     ------     ------        -----
Net asset value, end of period.....................................    $10.92     $10.72     $10.49     $10.55       $10.42
                                                                       ------     ------     ------     ------        -----
                                                                       ------     ------     ------     ------        -----
TOTAL RETURN(b):...................................................      6.86%      8.31%      4.41%      6.65%         .14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................    $1,113     $  471     $  829     $  336       $   90
Average net assets (000)...........................................    $  661     $  678     $  704     $  223       $    1
Ratios to average net assets:
   Expenses, including distribution fees...........................      1.42%      1.37%(a)   1.40%(a)   1.44%(a)     2.00%(e)
   Expenses, excluding distribution fees...........................       .67%       .62%(a)    .65%(a)    .69%(a)     1.25%(e)
   Net investment income...........................................      4.60%      4.95%(a)   4.91%(a)   5.14%(a)     8.51%(e)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class C shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-214

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Pennsylvania Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series (the "Fund", one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998


Federal Income Tax Information           PRUDENTIAL MUNICIPAL SERIES FUND
(Unaudited)                              PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.57 per share for Class A shares, $.53 per Class B share and $.50 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, and C shares a special taxable income distribution of $.001 and a short-term capital gain distribution of $.0059 which are taxable as ordinary income and a long-term capital gain distribution of $.0119, of which $.0062 is taxed at 20% and $.0057 is taxed at 28%.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------
                                       B-215

APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart show the long-term performance of various asset classes and the rate of inflation.

                                    [CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (Value of $1 invested on 12/31/25)

                             SMALL STOCKS -- $3,822
                            COMMON STOCKS -- $1,114
                             LONG-TERM BONDS -- $34
                             TREASURY BILLS -- $13
                                INFLATION -- $9

Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                      '87      '88      '89      '90      '91      '92      '93      '94      '95      '96
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                               2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%
----------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%
----------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                               2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%
----------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                               5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%
----------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                              35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    19.6%     4.1%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST AND
LOWEST RETURN PERCENT                 33.2     10.2     18.8     24.9     30.9     11.0     10.3      9.9      5.5      8.7

                                      '97
-----------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                               9.6%
-----------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          9.5%
-----------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                              10.2%
-----------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              12.8%
-----------------------------------
WORLD
GOVERNMENT
BONDS(5)                              (4.3)%
-----------------------------------
-----------------------------------
DIFFERENCE BETWEEN HIGHEST AND
LOWEST RETURN PERCENT                 17.1%

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [CHART]

------------------------
Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1997. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In the PENSIONS & INVESTMENTS dated May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.(2)

    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of December 31, 1997 Prudential Investments Fund Management is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

---------------
(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates, LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1996.

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day.

---------------
(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

                                     III-2

That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Three Prudential Securities' analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------
(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6) As of December 31, 1994.

(7) As of December 31, 1997.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

APPENDIX IV--FIVE PERCENT SHAREHOLDER REPORT

    As of October 9, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were:

       SERIES AND CLASS NAME                                REGISTRATION                           SHARES     % OWNERSHIP
-----------------------------------  -----------------------------------------------------------  ---------  -------------
Florida Series (Class C)             Randell E L Falck TTEE                                          58,468         (8.4%)
                                     Randell E L Falck
                                     REV TR UA DTD 12/03/91
                                     FBO Randell E L Falck
                                     8049 Whisper Lake Ln. W
                                     Ponte Vedra, FL 32082-3115
                                     Warren D. Fletcher &                                            35,199         (5.1%)
                                     Star T. Fletcher TEN ENT
                                     3323 S. Elizabeth Ct
                                     Tampa, FL 33629-7028
                                     Mr. Joseph R. Rainwater                                         45,991         (6.6%)
                                     TTEE Brown V. Rainwater LVG Trust # 1
                                     UA DTD 06/21/86
                                     PO Box 10875
                                     Pensacola, FL 32524-0875
Florida Series (Class Z)             Jack L. Botsford TTEE                                            2,940         (9.8%)
                                     The Jack L. Botsford Trust
                                     UA DTD 04/14/89
                                     6120 Whiskey Creek Dr. #411
                                     Ft. Myers, FL 33919-8726
                                     Mrs. Elaine Shimberg                                             1,842         (6.1%)
                                     12732 Meadowbreeze Dr.
                                     Wellington, FL 33414-7943
                                     Richard J. Sheridan MD &                                         1,801           (6%)
                                     Maureen N. Sheridan JT TEN
                                     11804 Willow Point Way
                                     Tampa, FL 33624-4651
                                     Mrs. Eleanor C. Larochelle                                       3,703        (12.3%)
                                     TTEE, Eleanor C. Larochelle Trust UA
                                     DTD 11/21/96, FBO Eleanor C. Larochelle et. al.
                                     35 Redbay Ct.
                                     Homosassa, FL 34446-5121
                                     Robert Rosenthal MD &                                            4,409        (14.6%)
                                     Janet M. Rosenthal JT TEN
                                     2480 Whispering Oaks Ln.
                                     Delray Beach, FL 33445-7163
                                     Mrs. Deanne C. Keim TTEE                                         6,015          (20%)
                                     Deanne C. Keim Trust
                                     Deanne C. Keim AS GRANTOR
                                     UA DTD 03/07/94
                                     11321 Longwater Chase Ct.
                                     Fort Myers, FL 33908-4951

       SERIES AND CLASS NAME                                REGISTRATION                           SHARES     % OWNERSHIP
-----------------------------------  -----------------------------------------------------------  ---------  -------------
                                     Mr. Randy L. Keim TTEE                                           5,585        (18.5%)
                                     Randy L. Keim Trust
                                     Randy L. Keim AS GRANTOR
                                     UA DTD 03/07/94
                                     11321 Longwater Chase Ct.
                                     Ft. Myers, FL 33908-4951
Maryland Series (Class C)            Julien J. LaVoie                                                   780         (7.2%)
                                     Marjorie G. LaVoie JT TEN
                                     13405 Beall Creek Ct.
                                     Potomac, MD 20854-1
                                     Henry Nathan II &                                                1,416          (13%)
                                     Elaine T. Nathan JT TEN
                                     6222 Roblynn Road
                                     Laurel, MD 20707-2635
                                     Mr. Frederick O. Mitchell                                        1,634          (15%)
                                     1642 Perryman Road
                                     Box #36
                                     Perryman, MD 21130
                                     Betty Greenberg                                                  4,669          (43%)
                                     8200 Wisconsin Ave. #1211
                                     Bethesda, MD 20814-3113
                                     Erma N. Ruble &                                                  1,737          (16%)
                                     Mary D. Grybos JT TEN
                                     539 46th St.
                                     Baltimore, MD 21224-3107
Massachusetts Series (Class C)       Mr. Leonard Frydman &                                            1,299         (8.1%)
                                     Mrs. Nurit Sheinberg JT TEN
                                     22 Fairview Ave.
                                     Watertown, MA 02172-1222
                                     Mr. Robert G. Devaney                                            3,873        (24.3%)
                                     Mrs. Sarah M. Devaney CO-TTEES
                                     Devaney One Family Trust
                                     UA DTD 01/09/96
                                     2 Charlemont Ct.
                                     N Chelmsford, MA 01863-2305
                                     David P. Touchette                                               2,100        (13.2%)
                                     83 Rockland St.
                                     So. Dartmouth, MA 02748
                                     Mr. Robert C. Dyer                                                 902         (5.7%)
                                     237 Pond St.
                                     Braintree, MA 02184-5344
                                     Stanley F. Wisniewski                                            5,416          (34%)
                                     Eleanor A. Wisniewski JT TEN
                                     173 Fales Rd.
                                     No. Attleboro, MA 02760-4461
Massachusetts Series (Class Z)       James A. Meagher                                                   585        (25.3%)
                                     85 Westland Rd.
                                     Weston, MA 02193-1327

       SERIES AND CLASS NAME                                REGISTRATION                           SHARES     % OWNERSHIP
-----------------------------------  -----------------------------------------------------------  ---------  -------------
                                     Mr. Matthew Liste                                                  970          (42%)
                                     195 Binney St. Apt. 4520
                                     Cambridge, MA 02142-1032
                                     Constantine Arabadjis &                                            503        (21.8%)
                                     Mary Ann Arabadjis JT TEN
                                     35 Chestnut St. #206
                                     Charlestown, MA 02129-3457
                                     Mr. Jerome S. Narolewski                                           231          (10%)
                                     448 Oak St.
                                     Shrewsbury, MA 01545-4413
Michigan Series (Class C)            Dr. Richard G. Coleman TTE                                       3,387           (8%)
                                     Richard G. Coleman Family Trust
                                     UA DTD 04/14/98
                                     PO Box 243
                                     Glenn, MI 49416-0243
                                     Lorretta J. Bonsall TTEE                                         5,228        (12.4%)
                                     Lorretta J. Bonsall Trust
                                     UA DTD 05/19/94
                                     FBO Lorretta J. Bonsall
                                     2280 Seminole Rd
                                     Muskegon, MI 49441-4229
                                     Mr. David K. Bonsall                                             6,190        (14.6%)
                                     3741 S. 220th Ave
                                     Patterson Rd
                                     Reed City, MI 49677-9619
                                     Lester L . Fall Jr.                                              2,471         (5.8%)
                                     Cynthia D. Fall JT TEN
                                     12460 Lincoln
                                     Burt, MI 48417-9
                                     Rudolf K. Breiling                                               6,194        (14.7%)
                                     Sharon A. Breiling JT TEN
                                     45260 Fairchild
                                     Macomb, MI 48042-5
                                     Mrs. Helen L. Jamieson TTEE                                      8,219        (19.5%)
                                     Mrs. Helen L. Jamieson
                                     Trust UA DTD 02/10/93
                                     315 E. Church Ave.
                                     Reed City, MI 49677-9703
                                     Helen L. Jamieson                                                6,089        (14.4%)
                                     Karen Akom SUCC CO-TTEES
                                     Bryce B. Jamieson Trust
                                     UA DTD 02/10/93
                                     315 E. Church Street
                                     Reed City, MI 49677-9703
New Jersey Series (Class C)          Ms. Isidore H. Stein                                             6,874         (5.5%)
                                     781 Van Court Ave.
                                     Long Branch, NJ 07740-4887

       SERIES AND CLASS NAME                                REGISTRATION                           SHARES     % OWNERSHIP
-----------------------------------  -----------------------------------------------------------  ---------  -------------
                                     Richard A. Sperling MD                                           9,115         (7.3%)
                                     25 Sparrowbush Road
                                     Upper Saddle, NJ 07458-1411
                                     Mrs. Stella Godleski &                                          11,842         (9.5%)
                                     Mr. William Godleski JT TEN
                                     277 Midwood Rd
                                     Paramus, NJ 07652-1647
                                     Leena S. Bagle &                                                 6,505         (5.2%)
                                     Shriram B. Bagle JT TEN
                                     15 Cottonwood Lane
                                     Holmdel, NJ 07733-1633
                                     Dolores Truex                                                   10,999         (8.8%)
                                     126 Mayetta Landing Rd
                                     West Creek, NJ 08092-3100
New Jersey Series (Class Z)          William A. Nyborg                                                1,813        (21.5%)
                                     113 Elm Ave.
                                     Haddonfield, NJ 08033-1712
                                     Richard M. Brandys                                                 749         (8.9%)
                                     7 Meadow Ln.
                                     Marlboro, NJ 07746-1688
                                     Mr. Mendel Melzer                                                4,656        (55.2%)
                                     6 Gelsey Ln
                                     Basking Ridge, NJ 07920-3062
New York Series (Class C)            Saul German                                                      5,421         (5.3%)
                                     8 Meadowood Ln
                                     Binghamton, NY 13901-6013
                                     Michael F. Scheitel                                              5,783         (5.6%)
                                     Dorothy E. Scheitel JT TEN
                                     38 King Ave.
                                     Selden, NY 11784-2
                                     Mr. Jonathan A. Lonner                                           8,104         (7.9%)
                                     155 W 68th St. Apt. 526
                                     New York, NY 10023-5812
                                     Henry Hocker &                                                  16,823        (16.3%)
                                     Gloria Hocker JT TEN
                                     15 West Suffolk Ave.
                                     Central Islip, NY 11722-2142
                                     Lawrence R. Caponegro                                           10,352          (10%)
                                     Lawrence R. Caponegro REV TR
                                     UA DTD 03/02/98
                                     100 Patriots Rd RM 308-38
                                     LI ST Veterans Home
                                     Stony Brook, NY 11790-3318
New York Series (Class Z)            Municipal New York Series                                        2,834           (7%)
                                     For The A/C of Thomas T. Mooney
                                     Deferred Compensation
                                     805 Pittsford Victory Rd
                                     Pittsford, NY 14534-3

       SERIES AND CLASS NAME                                REGISTRATION                           SHARES     % OWNERSHIP
-----------------------------------  -----------------------------------------------------------  ---------  -------------
                                     Mrs. Myra R. Eichner                                             3,629         (8.9%)
                                     PO Box 1078
                                     Great Neck, NY 11023-0078
                                     Mr. Neil Presser &                                               3,362         (8.2%)
                                     Mrs. Rosemarie Presser JT TEN
                                     9 Fieldcrest Dr.
                                     New City, NY 10956-5439
                                     Mrs. Honora Shapiro Ex                                          16,638        (40.8%)
                                     EST Albert Shapiro
                                     1 Commander Sq.
                                     Oyster Bay, NY 11771-1536
                                     Dr. John W. Miller &                                             2,702         (6.6%)
                                     Mrs. Linda A. McCormack Miller JT TEN
                                     10 Meadowood Ln
                                     Binghamton, NY 13901-6013
                                     Leonard S. Fishman                                               3,583         (8.8%)
                                     2625 E. Lake Rd
                                     Skaneateles, NY 13152-9012
                                     Antoinette Maddaloni Ex                                          3,766         (9.2%)
                                     EST Francis M. Maddaloni
                                     355 Thomas St.
                                     Staten Island, NY 10306-1705
North Carolina Series (Class C)      Mr. J. Arthur Jones &                                            1,191        (46.8%)
                                     Mrs. Melba S Jones JT TEN
                                     200 W. Cornwall Rd #107
                                     Cary, NC 27511-3865
                                     Melvin K. Morgan                                                   199         (7.8%)
                                     1135 Gold Knob Rd
                                     Salisbury, NC 28145-8167
                                     S. J. Black And Son Inc.                                         1,031        (40.5%)
                                     PO Box 1105
                                     Monroe, NC 28111-1105
Ohio Series (Class C)                Bobby G. Gresham                                                   888         (5.8%)
                                     Mildred V. Gresham JT TEN
                                     1309 Fowler Dr.
                                     Columbus, OH 43224-1
                                     Mrs. Ruth Kamin Nizar TTEE ###-##-####                           7,870        (51.7%)
                                     Ruth Kamin Nizar Trust
                                     UA DTD 07/08/96
                                     FBO Ruth Kamin Nizar
                                     27090 Cedar Rd Apt 131
                                     Beachwood, OH 44122-8109
                                     Orvilla J. Wangler                                               2,177        (14.3%)
                                     Subject To STA TOD RULES -NJ
                                     182 St. Francis Ave.
                                     Room 108
                                     Tiffin, OH 44883-3456

       SERIES AND CLASS NAME                                REGISTRATION                           SHARES     % OWNERSHIP
-----------------------------------  -----------------------------------------------------------  ---------  -------------
                                     Pauline R. Morgan Levion                                           938         (6.2%)
                                     1162 Rankin Dr.
                                     Zanesville, OH 43701-1457
                                     Mr. Michael Berdin &                                               809         (5.3%)
                                     Mrs. Margaret Berdin JT TEN
                                     228 South Park Dr.
                                     Wadsworth, OH 44281-1317
Pennsylvania Series (Class C)        Eleanor A. Kuhn                                                  5,564         (5.4%)
                                     446 Fernwood Avenue
                                     Folsom, PA 19033-2109
                                     Mr. Edward Dress &                                               9,456         (9.3%)
                                     Mrs. Marion M Dress JT TEN
                                     151 Forest Rd
                                     Mountain Top, PA 18707-1316
                                     Betty J. Falvo                                                   8,647         (8.5%)
                                     1317 Clifton Rd
                                     Washington, PA 15301-6
                                     Michael M. Robinson                                             25,416        (24.9%)
                                     31 W Lemon St.
                                     Lititz, PA 17543-2307
                                     Dr. Marsha R. Baar Ex                                            9,166           (9%)
                                     EST Mrs. Sylvia W. Baar
                                     C/O Stuart T. Shmookler Esq.
                                     1621 N. Cedar Crest Blvd.
                                     Allentown, PA 18104-2312